Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as [*****]. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

Exhibit 10.15

AIRBUS A320 FAMILY PURCHASE AGREEMENT

Dated as of May 5, 2004

Between

AVSA S.A.R.L.,

Seller

and

SPIRIT AIRLINES, INC

Buyer

NKS-A320 FAMILY-PA	i

C O N T E N T S

CLAUSES	TITLE
0 -	DEFINITIONS	2

1 -	SALE AND PURCHASE	9

2 -	SPECIFICATION	10

3 -	PRICE	12

4 -	PRICE REVISION	16

5 -	PAYMENT TERMS	17

7 -	CERTIFICATION	21

8 -	TECHNICAL ACCEPTANCE	23

9 -	DELIVERY	25

10 -	EXCUSABLE DELAY AND TOTAL LOSS	27

11 -	INEXCUSABLE DELAY	29

12 -	WARRANTIES AND SERVICE LIFE POLICY	31

13 -	PATENT AND COPYRIGHT INDEMNITY	48

14	TECHNICAL DATA	51

15 -	SELLER REPRESENTATIVES	56

16 -	TRAINING AND TRAINING AIDS	59

17	SUPPLIER PRODUCT SUPPORT	76

18 -	BUYER FURNISHED EQUIPMENT	78

19 -	INDEMNITIES AND INSURANCE	82

20 -	ASSIGNMENTS AND TRANSFERS	85

21	TERMINATION	87

NKS-A320 FAMILY-PA	ii

22 -	MISCELLANEOUS PROVISIONS	92

23.	CERTAIN REPRESENTATIONS OF THE PARTIES	97

Spirit Airlines-A320 FAMILY – PA	iii

C O N T E N T S

EXHIBITS
EXHIBIT A-1	A319 STANDARD SPECIFICATION

EXHIBIT A-2	A320 STANDARD SPECIFICATION

EXHIBIT A-3	A321 STANDARD SPECIFICATION

EXHIBIT A-4	SCN’s

EXHIBIT B-1	A319 SCN FORM
A320 SCN FORM
A321 SCN FORM

EXHIBIT B-2	A319 MSCN FORM
A320 MSCN FORM
A321 MSCN FORM

EXHIBIT C	SELLER SERVICE LIFE POLICY

EXHIBIT D	CERTIFICATE OF ACCEPTANCE

EXHIBIT E	BILL OF SALE

EXHIBIT F	TECHNICAL DATA AND SOFTWARE SERVICES

APPENDIX 1 TO EXHIBIT F	LICENSE FOR USE OF SOFTWARE

APPENDIX 2 TO EXHIBIT F	LICENSE FOR USE OF AIRBUS ON-LINE SERVICES

ATTACHMENT 1 TO APPENDIX 2 TO EXHIBIT F	AIRBUS ON LINE SERVICES

EXHIBIT G	SELLER PRICE REVISION FORMULA

EXHIBIT H	PROPULSION SYSTEMS PRICE REVISION FORMULA

Spirit Airlines-A320 FAMILY – PA	iv

P U R C H A S E   A G R E E M E N T

This agreement is made this 5th day of May 2004

between

AVSA, S.A.R.L. a société à responsabilité limitée organized and existing under the laws of the Republic of France, having its registered office located at

2, rond-point Maurice Bellonte

31700 BLAGNAC

FRANCE

(hereinafter referred to as the “Seller”)

and

SPIRIT AIRLINES, INC. a corporation organized and existing under the laws of the State of Delaware, United States of America, having its principal corporate offices located at 2800 Executive Way, Miramar, Florida 33025 (hereinafter referred to as the “Buyer”)

WHEREAS the Buyer wishes to purchase and the Seller is willing to sell new Airbus A319-100 model Aircraft and /or A320 model Aircraft and/or A321 model Aircraft, on the terms and Conditions herein provided; and

WHEREAS the Seller is a sales subsidiary of Airbus S.A.S. and will purchase such aircraft from Airbus S.A.S. for immediate resale to the Buyer,

NKS-A320 FAMILY-PA – Draft 4	1

NOW THEREFORE IT IS AGREED AS FOLLOWS:

0 -    DEFINITIONS

For all purposes of this agreement, except as otherwise expressly provided or unless the context otherwise requires, the following terms will have the following meanings:

Affiliate – with respect to any person or entity, any other person or entity directly or indirectly controlling, controlled by or under common control with such person or entity, not including any of the Associated Contractors.

Agreement – this Airbus A320 Family mochas agreement, including all exhibits and appendixes attached hereto, as the same may be amended or modified and in effect from time to time.

A319 Aircraft – any or all of the (i) A319 Firm Aircraft; or (ii) Option Aircraft or Rolling Option Aircraft that have been converted into firmly ordered A319 aircraft.

A319 Airframe – any A319 Aircraft, excluding Propulsion Systems.

A319 Firm Aircraft – any or all of the eleven (11) firm A319-100 Aircraft for which the delivery schedule is set forth in Clause 9.1.1 hereof together with all components, equipment, parts and accessories installed in or on such aircraft and the Propulsion Systems installed thereon upon delivery.

A319 Propulsion System – the two (2) International Aero Engines IAE V2524-A5 powerplants installed on an A319 Aircraft at Delivery, each composed of the powerplant (as such term is defined in Chapters 70-80 of ATA Specification 100 (Revision 21), but limited to the equipment, components, parts and accessories included in the powerplant, as so defined) that have been sold to the Manufacturer by the Propulsion Systems manufacturer.

A319 Specification – the A319 Standard Specification as amended by the applicable SCNs itemized in Exhibit A-4 attached hereto and any thereafter agreed between Buyer and Seller as evidenced by executed Specification Change Notices, including maximum*****, as such document may be amended from time to time.

A319 Standard Specification – the A319 standard specification document number J.000.01000, Issue 4 revision 1, dated April 30, 2001, published by the Manufacturer, a copy of which is annexed as Exhibit A-1 hereto.

A320 Aircraft – any or all of the (i)A320 Finn Aircraft, or (ii) Option Aircraft or Rolling Option Aircraft that have been converted into firmly ordered A320 aircraft; or (iii) A319 Aircraft that have been converted into firmly ordered A320 Aircraft.

A320 Airframe – any A320 Aircraft, excluding Propulsion Systems

A320 Family Aircraft – Airbus A319-100, A320-200 or A321-200 model aircraft.

***** Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

Spirit Airlines - A320 FAMILY – PA	2

A320 Propulsion Systems – the two (2) IAE V2527-A5 powerplants installed on an A319 Aircraft at Delivery, each composed of the powerplant (as such term is defined in Chapters 70-80 of ATA Specification 100 (Revision 21), but limited to the equipment, components, parts and accessories included in the powerplant, as so defined) that have been sold to the Manufacturer by the Propulsion Systems manufacturer.

A320 Specification – the A320 Standard Specification as amended by the applicable SCNs set forth in Exhibit A-4· attached hereto and any thereafter agreed between Buyer and Seller as evidenced by executed Specification Change Notices, including ***** as such document may be amended from time to time.

A320 Standard Specification – the A320 standard specification document number D.000.02000, Issue 5 revision 1, dated April 30, 2001, published by the Manufacturer, a copy of which annexed as Exhibit A-2 hereto.

A321 Aircraft – any or all of the (i) A321 Firm Aircraft; or (ii) Option Aircraft or Rolling Option Aircraft that have been converted into firmly ordered A321 aircraft or (iii) A319 Aircraft that have been converted into firmly ordered A321 aircraft.

A321 Airframe – any A321 Aircraft, excluding Propulsion Systems.

A321 Firm Aircraft – any or all of the four (4) firm A321 Aircraft for which the delivery schedule is set forth in Clause 9.1.1 hereof to be sold by the Seller and purchased by the Buyer pursuant to this Agreement, together with all components, equipment, parts and accessories installed thereon upon delivery.

A321 Propulsion System – the two (2) IAE V2533-A5 powerplants installed on an A321 Aircraft at Delivery. each composed of the powerplant (as such term is defined in Chapters 70-80 of ATA Specification 100 (Revision 21). but limited to the equipment, components, parts and accessories included in the powerplant, as so defined) that have been sold to the Manufacturer by the Propulsion Systems manufacturer.

A321 Specification – the A321 Standard Specification as amended by the applicable SCNs itemized in Exhibit A-4 attached hereto and any thereafter agreed between Buyer and Seller as evidenced by executed Specification Change Notices, including ***** as such document may be amended from time to time.

A321 Standard Specification – the A321 standard specification document number E.000.0200, Issue 2 revision 1, dated April 30, 2001, published by the Manufacturer, a copy of which is annexed as Exhibit A-3 hereto.

Aircraft – any or all of the A319 Firm Aircraft, A321 Firm Aircraft and any or all of the Option Aircraft that have been converted to a firm order to be sold by the Seller and purchased by the Buyer pursuant to this Agreement.

Airframe – any Aircraft, excluding the Propulsion Systems.

***** Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

Spirit Airlines - A320 FAMILY – PA	3

ANACS – Airbus North America Customer Services, Inc., a corporation organized and existing under the laws of Delaware, having its registered office located at J98 Van Buren Street, Suite 300, Herndon, VA 20170, or any successor thereto.

Associated Contractors – collectively, the following subcontractors of the Manufacturer:

(1)	Airbus France S.A.S., whose principal office is at
316, route de Bayonne
31060 Toulouse
France

(2)	Airbus UK Ltd, whose principal office is at
Warwick House
PO Box 87
Farnborough Aerospace Centre
Farnborough
Hants GU14 6YU
England

(3)	Airbus Espana S.L., whose principal office is at
404 Avenida de Aragon
28022 Madrid
Spain

(4)	Airbus Deutschland GmbH, whose principal office is at
Kreetslag 10
Postfach 95 01 09
21111 Hamburg
Germany

ATA – the Air Transport Association of America

ATA Specification 100 – the specification issued by the Air Transport Association of America relating to manufacturers’ technical data.

ATA Specification 101 – the specification issued by the Air Transport Association of America relating to ground equipment technical data.

ATA specification 102 – the specification issued by the Air Transport Association of America relating to software programs.

ATA Specification 200 – the specification issued by the Air Transport Association of America relating to integrated data processing.

ATA Specification 300 – the specification issued by the Air Transport Association of America relating to the packaging of spare parts shipments.

ATA Specification 2000 – the specification issued by the Air Transport Association of America relating to an industry-wide communication system linking suppliers and users for the purposes of spares provisioning, purchasing, order administration, invoicing and information or data exchange.

Spirit Airlines - A320 FAMILY – PA	4

ATA Specification 2100 – the specification issued by the Air Transport Association of America relating to the standards for the presentation of technical information prepared as digital media (magnetic tape or CD ROM).

Aviation Authority – when used with respect to any jurisdiction, the government entity that, under the laws of such jurisdiction, has control over civil aviation or the registration, airworthiness or operation of civil aircraft in such jurisdiction.

Balance of the Final Contract Price – means the amount payable by the Buyer to the Seller on the Delivery Date for an Aircraft after deducting from the Final Contract Price for such Aircraft the amount of all Predelivery Payments received by the Seller from the Buyer in respect of such Aircraft on or before the Delivery Date for such Aircraft.

Base Price – for any Aircraft, Airframe, SCNs or Propulsion Systems, as more completely defined in Clause 3.1 of this Agreement.

Buyer Furnished Equipment (BFE) – for any Aircraft, all the items of equipment that will be furnished by the Buyer and installed in the Aircraft by the Seller, as defined in the Specification.

Customer Originated Changes (COC) – Buyer-originated data that are introduced into Seller’s Technical Data and Documentation, as more completely set forth in Clause 14.9.3 of this Agreement.

Delivery – the transfer of title and tender of possession of the Aircraft from the Seller to the Buyer, in accordance with Clause 9.

Delivery Date – the date on which Delivery will occur.

Delivery Location – *****

Development Changes – as defined in Clause 2.1.4 of this Agreement.

DGAC – the Direction Générale de l’Aviation Civile of France, or any successor thereto.

EASA – European Aviation Safety Agency or any successor agency thereto.

Excusable Delay – delay in delivery or failure to ,deliver an Aircraft due to causes specified in Clause 10.1 of this Agreement.

Export Certificate of Airworthiness – an export certificate of airworthiness issued by the Aviation Authority of the Delivery Location.

FAA – the U.S. Federal Aviation Administration, or any successor thereto.

Final Contract Price – as defined in Clause 3.2 of this Agreement.

***** Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

Spirit Airlines - A320 FAMILY – PA	5

Firm Aircraft – any or all of the A319 Firm Aircraft, A321 Firm Aircraft.

Free Carrier (FCA) – as defined in Incoterms 2000: ICC Official Rules for the Interpretation of Trade Terms, published by the International Chamber of Commerce.

In-house Warranty – as referred to in Clause 12.1.8 of this Agreement.

In-house Warranty Labor Rate – as defined in Clause 12.1.8(v)(b) of this Agreement.

Initial Payment – each of the initial payment amounts described in Clause 5.3. of this agreement

Interface Problem – as defined in Clause 12.4.1 of this Agreement.

LBA – Luftfahrt-Bundesamt of Germany or any successor thereto.

LIBOR – the London Interbank Offered Rate for each stated interest period, the rate determined on the basis of the offered rates for deposits in US dollars for six-months deposits in US dollars, appear on the Reuters Screen LIBO Page as of 11:00 a.m., London time, on the day that is two (2) days (other than a Saturday, Sunday or a day that is a legal holiday or a day on which banking institutions are authorized to close in the City of New York, New York, London, England, or Paris, France before the first day of an interest period. If at least two (2) such offered rates appear on the Reuters Screen LIBO Page, the rate for that interest period will be the arithmetic mean of such offered rates rounded to the nearest one-hundred thousandth of a basis point. If only one (1) offered rate appears, the rate for that interest period will be “LIBOR” as quoted by National Westminster Bank, plc. “Reuters Screen LIBO Page” means the display designated as page “LIBO” on the Reuters Monitor Money Rates Service (or any successor to such page or service).

Manufacturer – Airbus S.A.S. a Société par Actions Simplifiée established under the law of the Republic of France.

Manufacturer Specification Change Notice (MSCN) – as defined in Clause 2.1.3 of the Agreement.

Option Aircraft – any or all of the A320 Family Aircraft on option order for which the delivery schedule is set forth in the Agreement, and which may be sold by the Seller and purchased by the Buyer pursuant to this Agreement, together with all components, equipment, parts and accessories installed in or on such aircraft and the Propulsion Systems installed thereon upon delivery.

Predelivery Payment – any of the payments made in accordance with Clause 5.2 of this Agreement.

Predelivery Payment Reference Price – as defined in Clause 5.2.2 of this Agreement.

Spirit Airlines - A320 FAMILY – PA	6

Propulsion Systems – either or all of the A319 Propulsion Systems, the A320 Propulsion Systems or the A321 Propulsion Systems.

Propulsion Systems Price Revision Formula – the Propulsion Systems price revision formula set forth in Exhibit H hereto.

Ready for Delivery – when (i) the Technical Acceptance Process has been successfully completed for an Aircraft and (ii) the Export Certificate of Airworthiness has been issued for such Aircraft.

Reference Price – as set forth in Clause 3.1.1.3 of the Agreement.

Rolling Option Aircraft – any or all of the up to ***** A320 Family Aircraft that may be placed on option order pursuant to this Agreement and which may be sold by the Seller and purchased by the Buyer pursuant to this Agreement, together with all components, equipment, parts and accessories installed in or on such aircraft and the Propulsion Systems installed thereon upon delivery.

Scheduled Delivery Month – as defined in Clause 9.1.1 of the Agreement.

Seller Price Revision Formula – the airframe price revision formula set forth in Exhibit G hereto.

Service Life Policy – as set forth to in Clause 12.2 of this Agreement

Specification – either or all of the A319 Standard Specification, A320 Standard Specification or the A321 Standard Specification; as the context may require, as amended by the SCN’s set forth in Exhibit A-4 hereto as may be further amended or modified in accordance with this Agreement

Specification Change Notice (SCN) – as defined in Clause 2.1.2 of the Agreement.

Supplier – any supplier of Supplier Parts.

Supplier Part – any component, equipment, accessory or part installed in an Aircraft at the time of Delivery thereof, not including the Propulsion Systems or Buyer Furnished Equipment, for which there exists a Supplier Product Support Agreement.

Supplier Product Support Agreement – an agreement between the Manufacturer and a Supplier containing enforceable and transferable warranties (and in the case of landing gear suppliers, service life policies for selected structural landing gear elements).

Technical Data – as set forth in Exhibit F hereto.

Termination Event – as defined in Clause 21.1 and 21.2 of this Agreement.

Training Conference – as defined in Clause 16.4.1 of this Agreement.

Warranted Part – as defined in Clause 12.1.1 of this Agreement.

***** Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

Spirit Airlines - A320 FAMILY – PA	7

Warranty Claim – as defined in Clause 12.1.7(v) of this Agreement.

Working Day – with respect to any action to be taken hereunder, a day other than a Saturday, Sunday or other day designated as a holiday in the jurisdiction in which such action is required to be taken.

The terms “herein,” “hereof” and “hereunder” and other words of similar import refer to this Agreement, and not a particular Clause thereof. The definition of a singular in this Clause will apply to plurals of the same words.

Technical and trade terms not otherwise defined herein will have the meanings assigned to them as generally accepted in the aircraft manufacturing industry.

Spirit Airlines - A320 FAMILY – PA	8

1 -	SALE AND PURCHASE

The Seller will cause to be manufactured, will acquire and will sell and deliver, and the Buyer will purchase (from the Seller) and take delivery of, the Aircraft, subject to. the terms and conditions in this Agreement.

Spirit Airlines - A320 FAMILY – PA	9

2 -	SPECIFICATION

2.1	Specification Documents

2.1.1	The A319 Aircraft will be manufactured in accordance with the A319 Specification. The A320 Aircraft will be manufactured in accordance with the A320 Specification. The A321 Aircraft will be manufactured in accordance with the A321 Specification.

2.1.2	Specification Change Notice

The Specifications may be amended by execution by Buyer and Seller of a Specification Change Notice (SCN) in substantially the form set out in Exhibit B-1 hereto. An SCN will set out the SCN’s effectivity and the particular change to be made to the Specifications and the effect, if any, of such change on design, performance, weight, Delivery Date of the Aircraft affected thereby, interchangeability or replaceability requirements of the Specification and text of the Specification. An SCN may result in an adjustment of the Base Price of the Aircraft, which adjustment if any, will be specified in the SCN.

2.1.3	Manufacturer Specification Change Notice

The Specifications may also be amended in writing by the Seller by a Manufacturer’s Specification Change Notice (MSCN). Each MSCN will be substantially in the form set out in Exhibit B-2 hereto and will set out the MSCN’s effectivity and the particular change to be made to the Specifications and the effect, if any, of such change on design, performance, weight, Delivery Date of the Aircraft affected thereby, interchangeability or replaceability requirements of the Specification and text of the Specification. MSCNs will be subject to the Buyer’s acceptance.

2.1.4	Development Changes

Changes may be made by the Seller without the Buyer’s consent by a Manufacturer’s Information Document (MID) when changes to the Aircraft are deemed by the Seller to be necessary to improve the Aircraft affected thereby, prevent delay or ensure compliance with this Agreement (“Development Changes”) and such Development Changes do not adversely affect price, Delivery Date, design life, weight or performance of the Aircraft affected thereby, interchangeability or replaceability requirements.

2.2	Propulsion Systems

The Airframe will be equipped with the Propulsion Systems. If the Buyer has not selected the Propulsion Systems as of the date of this Agreement, such choice shall be made *****.

***** Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

Spirit Airlines - A320 FAMILY – PA	10

2.3	Customization Milestones Chart

Within fifteen (15) days after signature of the Agreement, the Seller will provide the Buyer with a customization milestones chart, defining the lead times before Delivery needed for agreeing on items requested by the Buyer from the Standard Specifications and Configuration Guides CD-ROM (the “Customization Milestone Chart”).

Spirit Airlines - A320 FAMILY – PA	11

3 -	PRICE

3.1	Base Price of the Aircraft

3.1.1	The Base Price of each applicable Aircraft is the sum of:

(i)	the Base Price of the applicable Airframe

(ii)	the Base Price of the applicable Propulsion Systems for the Aircraft.

3.1.1.2	Base Price of the Airframe

3.1.1.2.1	A319 Airframe

The Base Price of the A319 Airframe is the sum of the Base Prices set forth below in (i) and (ii):

(i)	the Base Price of the A319 Airframe , as defined in the A319 Standard Specification (excluding Buyer Furnished Equipment and SCNs), at delivery conditions prevailing in January 2003, is:

*****

(ii)	the Base Price of any and all SCNs for the A319 Aircraft mutually agreed upon prior to the signature of this Agreement and set forth in Exhibit B-1 hereto, at delivery conditions prevailing in January 2003, is:

*****

3.1.1.2.2	A320 Airframe

The Base Price of the A320 Airframe is the sum of the Base Prices set forth below in (i) and (ii):

(i)	the Base Price of the A320 Airframe , as defined in the A320 Standard Specification (excluding Buyer Furnished Equipment and SCNs), at delivery conditions prevailing in January 2003, is:

***** and

(ii)	the Base Price of any and all SCNs for the A320 Aircraft mutually agreed upon prior to the signature of this Agreement and set forth in Exhibit B-1 hereto, including *****, is:

*****

3.1.1.2.3	A321 Airframe

***** Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

Spirit Airlines - A320 FAMILY – PA	12

The Base Price of the A321 Airframe is the sum of the Base Prices set forth below in (i) and (ii):

(i)	the Base Price of the A321 Airframe, as defined in the A321 Standard Specification (excluding Buyer Furnished Equipment and SCNs), at delivery conditions prevailing in January 2003, is:

***** and

(ii)	the Base Price of any and all SCNs for the A321 Aircraft mutually agreed upon prior to the signature of this Agreement and set forth in Exhibit B-1 hereto, at delivery conditions prevailing in January 2003, is:

*****

3.1.1.3	Base Price of the Propulsion Systems

3.1.1.3.1	A319 Propulsion Systems

The Base Price of the IAE V2524-A5 Propulsion Systems, at delivery conditions prevailing in January 2003, is:

*****

Said Base Price has been calculated from the Reference Price for the A319 Propulsion Systems indicated by International Aero Engines of ***** in accordance with delivery conditions prevailing in January 2001.

3.1.1.3.2	A320 Propulsion Systems

The Base Price of the Propulsion Systems IAEV2527-A5, at delivery conditions prevailing in January 2003, is:

*****

Said Base Price has been calculated from the Reference Price for the A320 Propulsion Systems indicated by International Aero Engines of ***** in accordance with delivery conditions January 2001.

3.1.1.3.3	A321 Propulsion Systems

The Base Price of the IAEV2533-A5 Propulsion Systems for the A321 Aircraft, at delivery conditions prevailing in January 2003, is:

*****

Said Base Price has been calculated from the Reference Price for the A321 Propulsion Systems indicated by International Aero Engines of US $***** in accordance with delivery conditions January 2001.

***** Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

Spirit Airlines - A320 FAMILY – PA	13

3.2	Final Contract Price

3.2.1	The Final Contract Price of an A319 Aircraft will be the sum of:

(i)	the Base Price of the A319 Airframe, as adjusted to the Delivery Date of such A319 Aircraft in accordance with the Seller Price Revision Formula;

(ii)	the price of any SCNs for the A319 Aircraft entered into after the date of signature of this Agreement, as adjusted to the Delivery Date of such A319

Aircraft in accordance with the Seller Price Revision Formula;

(iii)	the Reference Price of the A319 Propulsion Systems constituting a part of such A319 Aircraft, as adjusted to the Delivery Date of such A319 Aircraft in accordance with the Propulsion Systems Price Revision Formula; and

(iv)	any other amount resulting from any other provisions of this Agreement and/or any other written agreement between the Buyer and the Seller relating to the A319 Aircraft.

3.2.2	The Final Contract Price of an A320 Aircraft will be the sum of:

(i)	the Base Price of the A320 Airframe, as adjusted to the Delivery Date of such A320 Aircraft in accordance with the Seller Price Revision Formula;

(ii)	the price of any SCNs for the A320 Aircraft entered into after the date of signature of this Agreement, as adjusted to the Delivery Date of such A320

Aircraft in accordance with the Seller Price Revision Formula;

(iii)	the Reference Price of the A320 Propulsion Systems constituting a part of such A320 Aircraft, as adjusted to the Delivery Date of such A320 Aircraft in accordance with the Propulsion Systems Price Revision Formula; and

(iv)	any other amount resulting from any other provisions of this Agreement and/or any other written agreement between the Buyer and the Seller relating to the A320 Aircraft.

3.2.3	The Final Contract Price of an A321 Aircraft will be the sum of

(i)	the Base Price of the A321 Airframe, as adjusted to the Delivery Date of such A321 Aircraft in accordance with the Seller Price Revision Formula;

(ii)	the price of any SCNs for the A321 Aircraft entered into after the date of signature of this Agreement, as adjusted to the Delivery Date of such A321

Aircraft in accordance with the Seller Price Revision Formula;

(iii)	the Reference Price of the A321 Propulsion Systems constituting a part of such A321 Aircraft, as adjusted to the Delivery Date of such A321 Aircraft in accordance with the Propulsion Systems Price Revision Formula; and

(iv)	any other amount resulting from any other provisions of this Agreement and/or any other written agreement between the Buyer and the Seller relating to the A321 Aircraft.

3.3	Taxes, Duties and Imposts

3.3.1	*****

***** Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

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3.3.2	*****

3.3.3	*****

3.3.4	*****

***** Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

Spirit Airlines - A320 FAMILY – PA	15

4 -	PRICE REVISION

4.1	Seller Price Revision Formula

The Base Prices of the Airframe and of SCNs are subject to revision up to and including the Delivery Date, in accordance with the Seller Price Revision Formula.

4.2	Propulsion Systems Price Revision

The Propulsion Systems Reference Price is subject to revision in accordance with the Propulsion Systems Price Revision Formula up to and including the Delivery Date.

4.2.2	Modification of Propulsion Systems Reference Price and Propulsion Systems Price Revision Formula

The Propulsion Systems Reference Price, the prices of the related equipment and the Propulsion Systems Price Revision Formula are based on information received from the Propulsions Systems manufacturer and are subject to amendment by the Propulsion Systems manufacturer at any time prior to Delivery. If the Propulsion Systems manufacturer makes any such amendment, the amendment will be automatically incorporated into this Agreement and the Propulsion Systems Reference Price, the prices of the related equipment and the Propulsion Systems Price Revision Formula will be adjusted accordingly. The Seller agrees to notify the Buyer as soon as the Seller receives notice of any such amendment from the Propulsion Systems manufacturer.

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5 -	PAYMENT TERMS

5.1	The Buyer will pay the Predelivery Payments, the Balance of the Final Contract Price and any other amount due hereunder in immediately available funds in United States dollars to Credit Lyonnais, New York Branch, for transfer by Credit Lyonnais to the Seller’s account with Credit Lyonnais at 1, Esplanade Compans Caffarelli, 31000 Toulouse, France, or to such other account as may be designated by the Seller in writing to the Buyer.

5.2	Predelivery Payments

5.2.1	Predelivery Payments will be paid by the Buyer to the Seller for each Aircraft. Predelivery payments are nonrefundable (although amounts equal to Predelivery Payments may be paid to the Buyer under Clause 10.4 and 11.3 of this Agreement). The aggregate Predelivery Payment amount is ***** of the Predelivery Payment Reference Price defined below in Clause 5.2.2.

5.2.2	The Predelivery Payment Reference Price is defined as:

*****

***** Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

Spirit Airlines - A320 FAMILY – PA	17

5.2.3	Predelivery Payments will be paid according to the following schedule.

Payment Date		Percentage of Predelivery Payment Reference Price
*****	*****	*****

All Predelivery Payments that are due on signature of this Agreement will be paid at signature of this Agreement.

5.2.4	***** The Seller will be under no obligation to segregate any Predelivery Payment, or any amount equal thereto, from the Seller’s funds generally.

5.2.5	SCN Predelivery Payment

***** Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

Spirit Airlines - A320 FAMILY – PA	18

*****

5.3	Initial Payment

The Seller acknowledges that it has received from the Buyer the sum of US ***** (the “Initial Payment”). *****

5.4	Payment of Balance of the Final Contract Price

Concurrent with the each Delivery, the Buyer will pay to the Seller the Balance of the Final Contract Price for such Aircraft. The Seller’s receipt of the full amount of all Predelivery Payments and of the Balance of the Final Contract Price, including any amounts due under Clause 5.6, will be a condition precedent to the Seller’s obligation to deliver such Aircraft to the Buyer.

5.5	Payment Setoff

*****

5.6	Overdue Payments

*****

5.7	Proprietary Interest

Notwithstanding any provision of law to the contrary, the Buyer will not, by virtue of anything contained in this Agreement (including, without limitation, any Predelivery Payments hereunder, or any designation or identification by the Seller of a particular Aircraft as an Aircraft to which any of the provisions of this Agreement refers) acquire any proprietary, insurable or other interest whatsoever in any Aircraft before Delivery of and payment of the Balance of the Final Contract Price for such Aircraft, as provided in this Agreement

5.8	Payment in Full

*****

***** Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

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6 -	INSPECTION

6.1	Inspection Procedures

6.1.1	All work to be carried out on the Aircraft and all materials and parts thereof will be open to inspection during business hours by duly authorized representatives of the Buyer or its designee at the respective works of the Associated Contractors and, subject to coordination and agreement with their relevant subcontractors, at the works of such respective subcontractors. The representatives will have access to such relevant technical data as are reasonably necessary for this purpose (except that, if access to any part of the respective works where construction is in progress or materials or parts are stored is restricted for security reasons, the Associated Contractors will be allowed a reasonable time to make the items available for inspection elsewhere). The actual detailed inspection of the Aircraft, materials and parts thereof will take place only in the presence of the respective inspection department personnel of the Associated Contractors or their subcontractors. The procedures for such inspections will be agreed on with the Buyer before any inspection.

6.1.2	All inspections, examinations and discussions with the Seller’s, the Associated Contractors’ or their respective subcontractors’ engineering or other personnel by the Buyer and its representatives will be performed in such a manner as not to delay or hinder either the work to be carried out on the Aircraft or the proper performance of this Agreement. In no event will the Buyer or its representatives be permitted to inspect any aircraft other than the Aircraft.

6.2	Representatives

For the purposes of Clause 6.1 above, starting at a mutually agreed date until Delivery of the last Aircraft, the Seller will furnish free-of-charge secretarial assistance (both in English and the local language), suitable space, office equipment and facilities in or conveniently located with respect to the Delivery Location for the use of not more than four (4) representatives of the Buyer (or more as may be reasonably required for limited periods) during the aforementioned period. *****

***** Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

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7 -	CERTIFICATION

Except as set forth in this Clause 7, the Seller will not be required to obtain any certificate or approval with respect to the Aircraft.

7.1	Type Certification

The Aircraft have been type certificated under EASA procedures for joint certification in the transport category. The Seller will obtain or cause to be obtained an FAA type certificate (the “Type Certificate”) to allow the issuance of the Export Certificate of Airworthiness.

7.2	Export Certificate of Airworthiness

Subject to the provisions of Clause 7.3, each Aircraft will be delivered to the Buyer with an Export Certificate of Airworthiness issued by the DGAC, or the LBA, as applicable, and in a condition enabling the Buyer (or an eligible person under then applicable law) to obtain at the time of Delivery a Standard Airworthiness Certificate issued pursuant to Part 21 of the US Federal Aviation Regulations, and a Certificate of Sanitary Construction issued by the U.S. Public Health Service Food and Drug Administration. However, the Seller will have no obligation, whether before, at or after Delivery of any Aircraft, to make any alterations (including all related costs) to such Aircraft to enable such Aircraft to meet FAA or U.S. Department of Transportation requirements for specific operation on the Buyer’s routes, except as may be provided for in this Agreement.

If the FAA requires a modification to comply with additional aircraft import requirements and/or supply of additional data before the issuance of the Export Certificate of Airworthiness, the parties hereto will sign an SCN for such modification which, the Seller will incorporate as specified in such modification and/or the Seller will provide such data, in either case, at costs to be borne by the Buyer.

7.3	Specification Changes Before Delivery

7.3.1	If, any time before the date on which the Aircraft is Ready for Delivery, any law, rule or regulation is enacted, promulgated, becomes effective and/or an interpretation of any law, rule or regulation is issued by the EASA that requires any change to the Specification for the purposes of obtaining the Export Certificate of Airworthiness (a “Change in Law”), the Seller will make the required modification and the parties hereto will sign an SCN.

7.3.2	The Seller will as far as practicable, but at its sole discretion, take into account the information available to it concerning any proposed law, rule or regulation or interpretation that could become a Change in Law, in order to minimize the costs of changes to the Specification as a result of such proposed law, regulation or interpretation becoming effective.

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7.3.3	*****

7.3.4	Notwithstanding the provisions of Clauses 7.3.3 (i).and (ii), if a Change in Law relates to an item of BFE or to the Propulsion Systems (and, in particular, to engine accessories, quick engine change units or thrust reversers) the costs will be borne in accordance with such arrangements as may be made separately between the Buyer and the manufacturer of the BFE or the Propulsion Systems, as applicable, and the Seller will have no obligation with respect thereto.

7.4	Specification Changes After Delivery

Nothing in Clause 7.3 will require the Seller to make any changes or modifications to, or to make any payments or take any other action with respect to, any Aircraft that is Ready for Delivery before the compliance date of any law or regulation referred to in Clause 7.3. Any such changes or modifications made to an Aircraft after it is Ready for Delivery will be at the Buyer’s expense.

***** Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

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8 -	TECHNICAL ACCEPTANCE

8.1	Technical Acceptance Process

8.1.1	Prior to Delivery, the Aircraft will undergo a technical acceptance process developed by the Seller (the “Technical Acceptance Process”). Successful completion of the Technical Acceptance Process will demonstrate the satisfactory functioning of the Aircraft and will be deemed to demonstrate compliance with the applicable Specification. Should the Aircraft fail to complete the Technical Acceptance Process satisfactorily, the Seller will without hindrance from the Buyer be entitled to carry out any necessary changes and, as soon as practicable thereafter, resubmit the Aircraft to the Technical Acceptance Process.

8.1.2	The Technical Acceptance Process Will

(i)	start on a date notified by the Seller to the Buyer at least ten (10) Working Days in advance,

(ii)	take place at the Delivery Location.

(iii)	be carried out by the personnel of the Seller, subject to 8.2.2 below,

(iv)	include a technical acceptance flight and

(v)	normally be expected to conclude in five (5) Working Days.

8.2	Buyer’s Attendance

8.2.1	The Buyer or its permitted assignee is entitled to attend and observe the Technical Acceptance Process.

8.2.2	If the Buyer or its permitted assignee attends the Technical Acceptance Process, the Buyer

(i)	will comply with the reasonable requirements of the Seller, with the intention of completing the Technical Acceptance Process within five (5) Working Days, and

(ii)	may have a maximum of four (4) of its representatives (no more than three (3) of whom will have access to the cockpit at any one time) accompany the Seller’s representatives on the technical acceptance flight, during which the Buyer’s representatives will comply with the instructions of the Seller’s representatives.

8.2.3

If the Buyer does not attend (other than as a result of Seller’s failure to notify the Buyer as required in Clause 8.1.2(i)) or fails to cooperate in the Technical Acceptance Process, the Seller will be entitled to complete the Technical

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Acceptance Process in compliance with Clause 8.1.1., without the Buyer’s attendance, and the Buyer will be deemed to have accepted that the Aircraft is functioning satisfactorily and is in compliance with the Specification, in all respects.

8.3	Certificate of Acceptance

Upon successful completion of the Technical Acceptance Process, the Buyer will, on or before the Delivery Date, sign and deliver to the Seller a certificate of acceptance in respect of the Aircraft in the form of Exhibit D (the “Certificate of Acceptance”) hereto.

8.4	Finality of Acceptance

The Buyer’s signature of the Certificate of Acceptance for the Aircraft will constitute waiver by the Buyer of any right it may have under the Uniform Commercial Code as adopted by the State of New York or otherwise to revoke acceptance of the Aircraft for any reason, whether known or unknown to the Buyer at the time of acceptance.

8.5	Aircraft Utilization

The Seller will, without payment or other liability, be entitled to use the Aircraft before Delivery to obtain the certificates required under Clause 7. Such use will not prejudice the Buyer’s obligation to accept Delivery hereunder.

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9 -	DELIVERY

9.1	Delivery Schedule

9.1.1	Subject to Clauses 2, 7, 8, 10 and 18, the Seller will have the Firm Aircraft Ready for Delivery at the Delivery Location within the following months (each a “Scheduled Delivery Month”).

The Scheduled Delivery Months for the A319 Firm Aircraft are as follow:

Quantity of A319 Firm Aircraft	Month/Year of Delivery
1 Aircraft	*****
1 Aircraft	*****
2 Aircraft	*****
2 Aircraft	*****
2 Aircraft	*****
1 Aircraft	*****
1 Aircraft	*****
1 Aircraft	*****

The Scheduled Delivery Months for the A321 Firm Aircraft are as follow:

Quantity of A321 Firm Aircraft	Month/Year of Delivery
1 Aircraft	*****
1 Aircraft	*****
2 Aircraft	*****

9.1.2.	Delivery Notices

9.2	The Buyer will send its representatives to the Delivery Location to take Delivery within seven (7) Working Days after the date on which the Aircraft is Ready for Delivery.

9.2.1	The Seller will transfer title to the Aircraft to the Buyer free and clear of all liens, charges, hypothecations, mortgages and other encumbrances, provided that the Balance of the Final Contract Price has been paid by the Buyer pursuant to Clause 5.4 and that the Certificate of Acceptance bas been signed and delivered to the Seller pursuant to Clause 8.3. The Seller will provide the Buyer with a bill of sale in the form of Exhibit E hereto and/or such other documentation confirming transfer of title and receipt of the Final Contract Price as may reasonably be requested by the Buyer. Property interest in and risk of loss of or damage to the Aircraft will also be transferred to the Buyer on Delivery.

9.2.2	If, when the Aircraft is Ready for Delivery, the Buyer falls to (i) deliver the signed Certificate of Acceptance to the Seller on or before the Delivery Date, or (ii) pay the Balance of the Final Contract Price for the Aircraft to the Seller on the Delivery Date, then the Buyer will be deemed to have rejected Delivery without warrant when the Aircraft was duly tendered to the Buyer hereunder. If the Buyer rejects the Aircraft without warrant the Seller will retain title to the Aircraft and the Buyer will indemnify and hold the Seller harmless against any and all actual costs, resulting from the Buyer’s rejection. These rights of the Seller will be in addition to the Seller’s other rights and remedies in this Agreement. It is understood that, while the Seller will use commercially reasonable efforts to store, park; or otherwise protect the Aircraft, the Seller will in no event be liable for any loss or damage to the Aircraft following Buyer’s rejection.

***** Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

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9.3	Flyaway

9.3.1	The Buyer and the Seller will cooperate to obtain any licenses that may be required by the relevant Aviation Authority for the purpose of exporting the Aircraft.

9.3.2	All expenses of, or connected with, flying the Aircraft from the Delivery Location after Delivery will be borne by the Buyer. The Buyer will make direct arrangements with the supplying companies for the fuel and oil required for all post-Delivery flights.

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10 -	EXCUSABLE DELAY AND TOTAL LOSS

10.1	Scope of Excusable Delay

Neither the Seller, the Manufacturer, the Associated Contractors, nor any Affiliate of any of the foregoing, will be responsible for or be deemed to be in default on account of delays in delivery, of or failure to deliver an Aircraft or otherwise in the performance of this Agreement or any part hereof due to causes reasonably beyond the Seller’s, the Manufacturer’s or any Associated Contractor’s control or not occasioned by the Seller’s, the Manufacturer’s or any Associated Contractor’s fault or negligence (“Excusable Delay”), including, but not limited to: (i) acts of God or the public enemy, natural disasters, fires, floods, storms beyond ordinary strength, explosions or earthquakes; epidemics or quarantine restrictions; serious accidents; total or constructive total loss; any law, decision, regulation, directive or other act (whether or not having the force of law) of any government or of the Council of the European Community or the Commission of the European Community or of any national, Federal, State, municipal or other governmental department, commission, board, bureau, agency, court or instrumentality, domestic or foreign; governmental priorities, regulations or orders affecting allocation of materials, facilities or a completed Aircraft; war, civil war or warlike operations, terrorism, insurrection or riots; failure of transportation; strikes or labor troubles causing cessation, slow down or interruption of work; delay in obtaining any airworthiness or type certification; inability after due and timely diligence to procure materials, accessories, equipment or parts; general hindrance in transportation; or failure of a subcontractor or Supplier to furnish materials, components, accessories, equipment or parts; (ii) any delay caused directly or indirectly by the action or inaction of the Buyer; and (iii) delay in delivery or otherwise in the performance of this Agreement by the Seller due in whole or in part to any delay in or failure of the delivery of, or any other event or circumstance relating to, the Propulsion Systems or Buyer Furnished Equipment

10.2	Consequences of Excusable Delay

10.2.1	If an Excusable Delay occurs the Seller will

(i)	notify the Buyer of such Excusable Delay as soon as practicable after becoming aware of the same;

(ii)	not be deemed to be in default in the performance of its obligations hereunder as a result of such Excusable Delay;

(iii)	not be responsible for any damages arising from or in connection with such Excusable Delay suffered or incurred by the Buyer;

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(iv)	as soon as practicable after the removal of the cause of the delay resume performance of its obligations under this Agreement and in particular will notify the Buyer of the revised Scheduled Delivery Month.

10.3	Termination on Excusable Delay

10.3.1	*****

10.3.2	*****

10.3.3	*****

10.4	Total Loss, Destruction or Damage

If, prior to Delivery, any Aircraft is lost, destroyed or in the reasonable opinion of the Seller is damaged beyond economic repair (“Total Loss”), the Seller will notify the Buyer to this effect within ***** month of such occurrence. The Seller will include in said notification (or as soon after the issue of the notice as such information becomes available to the Seller) the earliest date consistent with the Seller’s other commitments and production capabilities that an aircraft to replace the Aircraft may be delivered to the Buyer and the Scheduled Delivery Month will be extended as specified in the Seller’s notice to accommodate the delivery of the replacement aircraft; provided, however, that if the Scheduled Delivery Month is extended to a month that is more than ***** after the last day of the original Scheduled Delivery Month *****

(i)	the Buyer notifies the Seller within one (1) month of the date of receipt of the Seller’s notice that it desires the Seller to provide a replacement aircraft during the month quoted in the Seller’s notice; and

(ii)	the parties execute an amendment to this Agreement recording the variation in the Scheduled Delivery Month.

Nothing herein will require the Seller to manufacture and deliver a replacement aircraft if such manufacture would require the reactivation of its production line for the model or series of aircraft which includes the Aircraft.

*****

10.6	REMEDIES

THIS CLAUSE 10 SETS FORTH THE SOLE AND EXCLUSIVE REMEDY OF THE BUYER FOR DELAYS IN DELIVERY OR FAILURE TO DELIVER, OTHER THAN SUCH DELAYS AS ARE COVERED BY CLAUSE 11, AND THE BUYER HEREBY WAIVES ALL RIGHTS TO WHICH IT WOULD OTHERWISE BE ENTITLED IN RESPECT THEREOF, INCLUDING, WITHOUT LIMITATION, ANY RIGHTS TO INCIDENTAL AND CONSEQUENTIAL DAMAGES OR SPECIFIC PERFORMANCE. THE BUYER WILL NOT BE ENTITLED TO CLAIM THE REMEDIES AND RECEIVE THE BENEFITS PROVIDED IN THIS CLAUSE 10 WHERE THE DELAY REFERRED TO IN THIS CLAUSE 10 IS CAUSED BY THE NEGLIGENCE OR FAULT OF THE BUYER OR ITS REPRESENTATIVES.

***** Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

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11 -	INEXCUSABLE DELAY

11.1	Liquidated Damages

Should an Aircraft not be Ready for Delivery within ***** days after the last day of the Scheduled Delivery Month (as such month may be changed pursuant to Clauses 2, 7 or 10) and such delay is not the result of an Excusable Delay or Total Loss, then such delay will be termed an “Inexcusable Delay.” In the event of an Inexcusable Delay, the Buyer will have the right to claim, and the Seller will pay the Buyer liquidated damages of ***** for each day of delay in the Delivery, starting ***** following the scheduled delivery date within the Scheduled Delivery Month (or if no such date has been set the last day of the Scheduled Delivery Month).

The amount of liquidated damages will in no event exceed the total of US ***** in respect of any one Aircraft.

The Buyer’s right to liquidated damages in respect of an Aircraft is conditioned on the Buyer’s submitting a written claim for liquidated damages to the Seller not later than ***** after the last day of the Scheduled Delivery Month.

11.2	Renegotiation

If, as a result of an Inexcusable Delay, Delivery does not occur within ***** after the last day of the Scheduled Delivery Month, the Buyer will have the right, exercisable by written notice to the Seller given between ***** after such *****, to require from the Seller a renegotiation of the Scheduled Delivery Month for the affected Aircraft. Unless otherwise agreed between the Seller and the Buyer during such renegotiation, said renegotiation will not prejudice the Buyer’s right to receive liquidated damages in accordance with Clause 11.

11.3	Termination

*****

11.4	Setoff Payments

Notwithstanding anything to the contrary contained herein, before being required to make any payments under Clauses 11.1 or 11.3 above, the Seller will have the right to apply any and all sums previously paid by the Buyer to the Seller with respect to a terminated Aircraft to the payment of any other amounts the Buyer owes to the Seller or any Affiliate thereof under any agreement between them.

***** Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

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11.5	REMEDIES

THIS CLAUSE 11 SETS FORTH THE SOLE AND EXCLUSIVE REMEDY OF THE BUYER FOR DELAYS IN DELIVERY OR FAILURE TO DELIVER, OTHER THAN SUCH DELAYS AS ARE COVERED BY CLAUSE 10, AND THE BUYER HEREBY WAIVES ALL RIGHTS TO WHICH IT WOULD OTHERWISE BE ENTITLED IN RESPECT THEREOF, INCLUDING WITHOUT LIMITATION ANY RIGHTS TO INCIDENTAL AND CONSEQUENTIAL DAMAGES, OR SPECIFIC PERFORMANCE.

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12 -	WARRANTIES AND SERVICE LIFE POLICY

The Seller represents and warrants that the Manufacturer has provided to the Seller the following Warranty, Service Life Policy, Supplier Warranties and Interface Commitment with respect to the Aircraft, that are reproduced below between the words QUOTE and UNQUOTE and are subject to the terms, conditions, limitations and restrictions (including, but not limited to, the Exclusivity of Warranties and General Limitations of Liability and Duplicate Remedies provisions) as hereinafter set out, and that the same are in full force and effect and have not been amended. The Seller hereby assigns to the Buyer, and the Buyer hereby accepts, all of the Seller’s rights and obligations as the “Buyer” under the said Warranty, Service Life Policy, Supplier Warranties and Interface Commitment, and the Seller subrogates the Buyer to all such rights and obligations in respect of the Aircraft. The Seller hereby warrants to the Buyer that (i) it has all requisite authority to make the foregoing assignment to and to effect the foregoing subrogation in favor of the Buyer, (ii) such assignment and subrogation are effective to confer on the Buyer all of the foregoing rights and obligations of the Seller, and (iii) the Seller will not enter into any amendment of the provisions so assigned without the prior written consent of the Buyer.

It is understood that, in the provisions below between the words QUOTE and UNQUOTE, capitalized terms have the meanings assigned thereto in this Agreement, except that (i) the term “Seller,” which means the Manufacturer as between the Manufacturer and the Seller, also means the Manufacturer in this Agreement, and (ii) the term “Buyer,” which means the Seller as between the Manufacturer and the Seller, means the Buyer in this Agreement.

QUOTE

12.1	WARRANTY

12.1.1	Nature of Warranty

Subject to the limitations and conditions hereinafter provided, and except as provided in Clause 12.1.2, the Seller warrants to the Buyer that each Aircraft and each Warranted Part will at the time of Delivery to the Buyer be free from defects:

(i)	in material,

(ii)	in workmanship, including, without limitation, processes of manufacture,

(iii)	in design (including, without limitation, selection of materials) having regard to the state of the art at the date of such design, and

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(iv)	arising from failure to conform to the Specification, except as to those portions of the Specification that are expressly stated in the Specification to be estimates or approximations or design aims.

For the purposes of this Agreement, the term “Warranted Part” will mean any Seller proprietary component, equipment, accessory or part, which is installed on an Aircraft at Delivery and (a) which is manufactured to the detail design of the Seller or a subcontractor of the Seller and (b) which bears a part number of the Seller at the time of Delivery.

12.1.2	Exceptions

The warranties set forth in Clause 12.1.1 will not apply to Buyer Furnished Equipment, Propulsion Systems, or to any component, accessory, equipment or part purchased by the Buyer that is not a Warranted Part, provided, however, that:

(i)	any defect in the Seller’s workmanship in respect of the installation of such items in the Aircraft, including any failure by the Seller to conform to the installation instructions of the manufacturers of such items that invalidates any applicable warranty from such manufacturers, will constitute a defect in workmanship for the purpose of this Clause 12.1 and be covered by the warranty set forth in Clause 12.1.1(ii), and

(ii)	any defect inherent in the Seller’s design of the installation, considering the state of the art at the date of such design, that impairs the use of such items will constitute a defect in design for the purposes of this Clause 12.1 and be covered by the warranty set forth in Clause 12.1.1(iii).

12.1.3	Warranty Periods

The warranties described in Clauses 12.1.1 and 12.1.2 hereinabove will be limited to those defects that become apparent within ***** after Delivery of the affected Aircraft, (the “Warranty Period”).

12.1.4	Limitations of Warranty

12.1.4.1	The Buyer’s remedy and the Seller’s obligation and liability under Clauses 12.1.1 and 12.1.2 hereinabove are limited to, at the Seller’s expense and option, the repair, replacement or correction of, or the supply of modification kits rectifying the defect to any defective Warranted Part. However, the Seller may furnish a credit to the Buyer for the future purchase of goods and services (not including Aircraft) equal to the price at which the Buyer is then entitled to acquire a replacement for the defective Warranted Part. Unless otherwise agreed, any replacement part shall have no fewer cycles, hours, or less calendar time remaining or be of a lesser modification status than the replaced Warranted Part would have had in the absence of the relevant defect.

***** Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

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12.1.4.2	If the Seller corrects a defect covered by Clause 12.1.1(iii) that becomes apparent within the Warranty Period set forth in Clause 12.1.3, on the Buyer’s written request the Seller will correct any such defect in any Aircraft that has not already been delivered to the Buyer. The Seller will not be responsible nor deemed to be in default on account of any reasonable delay in Delivery of any Aircraft or otherwise, in respect of performance of this Agreement, due to the Seller’s undertaking to make such correction and, rather than accept a delay in Delivery of any such Aircraft, the Buyer and the Seller may agree to deliver such Aircraft with subsequent correction of the defect by the Buyer at the Seller’s expense, or the Buyer may elect to accept Delivery and thereafter file a Warranty Claim as though the defect had become apparent immediately after Delivery of such Aircraft. The parties shall use all reasonable efforts to minimize any delays.

12.1.5	Cost of Inspection

12.1.5.1	In addition to the remedies set forth in Clauses 12.1.4.1 at the rates set forth in Clause 12.1.8(v) (b) and 12.1.4.2, the Seller will reimburse the direct labor costs spent by the Buyer in performing inspections of the Aircraft that are conducted:

(i)	to determine whether a defect exists in any Warranted Part within the Warranty Period or

(ii)	pending the Seller’s provision of a corrective technical solution.

12.1.5.2	The above commitment is subject to the following conditions:

(i)	the inspections are not performed during a scheduled maintenance check as recommended by the Seller’s Maintenance Planning Document;

(ii)	the labor rate for the reimbursements will be the labor rate defined in Clause 12.1.8(v)(b), and

(iii)	the hours used to determine such reimbursement will not exceed the Seller’s reasonable estimate of the hours required for such inspections.

12.1.6	Warranty Claim Requirements

The Buyer’s remedy and the Seller’s obligation and liability under this Clause 12.1, with respect to each claimed defect, are subject to the following conditions precedent:

(i)	the defect becomes apparent within the Warranty Period;

(ii)	the Buyer submits to the Seller evidence reasonably satisfactory to the Seller that the claimed defect is due to a matter covered, under the provisions of this Clause 12.1

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(iii)	the Buyer returns the Warranted Part claimed to be defective to the repair facilities designated by the Seller as soon as practicable, unless the Buyer elects to repair a defective Warranted Part in accordance with the provisions of Clause 12.1.8,

(iv)	the Seller’s receives a “Warranty Claim” substantially complying with the provisions of Clause 12.1.7(v) below.

12.1.7	Warranty Administration

The warranties set forth in Clause 12.1 will be administered as hereinafter provided:

(i)	Claim Determination

Warranty Claim determination by the Seller will be reasonably based on claim details, reports from the Seller’s regional representative, historical data logs, inspections, tests, findings during repair, defect analysis and other relevant documents and information. If the Seller, acting reasonably, so requests, the Buyer will promptly provide the Seller with all evidence (i.e. maintenance records, logbooks, etc.) available to the Buyer that the defect did not result from any failure of the Buyer to operate and maintain the affected Aircraft or part thereof in accordance with the standards set forth in Clause 12.1.11, or from any act or omission of any third party.

(ii)	Transportation Costs

The cost of transporting a Warranted Part claimed to be defective to the facilities designated by the Seller will be borne by the Buyer but shall be reimbursed by the Seller if the Warranted Part is found to be defective.

(iii)	Return of an Aircraft

If the Buyer desires to return an Aircraft to the Seller for the repair or correction of a warranted defect, the Buyer will notify the Seller of its desire to do so, and the Seller will, prior to such return, have the right to inspect such Aircraft, and without prejudice to the Seller’s rights hereunder, to repair such Aircraft either at the Buyer’s facilities or at another place reasonably acceptable to the Seller. Return of any Aircraft by the Buyer to the Seller and return of such Aircraft to the Buyer’s facilities will be at the Buyer’s expense.

(iv)	On-Aircraft Work by the Seller

If either (a) it is determined that a defect subject to this Clause 12.1 requires the dispatch by the Seller of a working team to the Buyer’s facilities to repair or correct such defect, or (b) the Seller accepts the

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return of an Aircraft to perform or have performed a repair or correction, then, all costs associated for such work will be borne by the Seller at the labor rate defined in Clause 12.1.8.

(v)	Warranty Claim Substantiation

For each claim under this Clause 12.1 the Buyer will give written notice to the Seller that contains at least the data listed below with respect to an Aircraft or Warranted Part, as applicable (“Warranty Claim”). The Buyer will make such Warranty Claim within ***** of discovering the defect giving rise to such Warranty Claim.

(a)	Description of the defect and action taken, if any

(b)	Date of incident and/or removal

(c)	Description of the Warranted Part claimed to be defective

(d)	Part number

(e)	Serial number (if applicable)

(f)	Position on Aircraft, according to Catalog Sequence Number (CSN) of the Illustrated Parts Catalog or Component Maintenance Manual or Structural Repair Manual (as such documents are defined in Clause 14 and Exhibit F hereto), as applicable

(g)	Total flying hours or calendar times, as applicable, at the date of appearance of a defect

(h)	Time since last shop visit at the date of appearance of defect

(i)	Manufacturers serial number (MSN) of the Aircraft and/or its registration number

(j)	Aircraft total flying hours and/or number of landings at the date of appearance of defect

(k)	Claim number

(l)	Date of claim

(m)	Date of delivery of an Aircraft or Warranted Part to the Buyer

***** Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

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Warranty Claims are to be addressed as follows:

AIRBUS
CUSTOMER SERVICES DIRECTORATE
WARRANTY ADMINISTRATION
ROND-POINT MAURICE BELLONTE
B.P. 33
F-31707 BLAGNAC CEDEX
FRANCE

(vi)	Replacements

Replacements made pursuant to this Clause 12.1 will be made as soon as reasonably practicable, but in any event within the lead time defined in the ANACS Spare Parts Price Catalog. Replaced components, equipment, accessories or parts will become the Seller’s property.

Title to and risk of loss of any Aircraft, component, accessory, equipment or part returned by the Buyer to the Seller will at all times remain with the Buyer, except that (i) when the Seller has custody, possession or control of a returned Aircraft, component, accessory, equipment or part to which the Buyer has title, the Seller will have such responsibility therefor as is chargeable by law to a bailee for hire, but the Seller will not be liable for loss of use, and (ii) title to and risk of loss of a returned component, accessory, equipment or part will pass to the Seller on shipment by the Seller to the Buyer of any item furnished by the Seller to the Buyer as a replacement therefor. Upon the Seller’s shipment to the Buyer of any replacement component, accessory, equipment or part provided by the Seller pursuant to this Clause 12.1, title to and risk of loss of such component, accessory, equipment or part will pass to the Buyer.

(vii)	Rejection

The Seller will provide reasonable written substantiation in case of rejection of a Warranty Claim. The Buyer will (a) pay to the Seller reasonable inspection and test charges incurred by the Seller in connection with the investigation and processing of rejected Warranty Claims and (b) the reasonable costs incurred by the Seller, in respect of transportation to the ANACS Spares Center in Ashburn, VA, insurance, and any other reasonable costs associated with the sending of any Warranted Part or any other item, equipment, component or part for which the Seller rejects the Buyer’s Warranty Claim.

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(viii)	Inspection

The Seller will have the right to inspect the affected Aircraft and documents and other records relating thereto in the event of any claim under this Clause 12.1.

12.1.8	In-house Warranty

(i)	Authorization

The Buyer is hereby authorized to repair Warranted Parts, subject to the terms of this Clause 12.1.8 (“In-house Warranty”). When the estimated cost of an In-house Warranty repair exceeds *****, the Buyer will notify the Resident Customer Support Representative, as defined in Clause 15.2.1 herein, of its decision to perform any in-house repairs before such repairs are commenced. The Buyer’s notice will include sufficient detail regarding the defect, estimated labor hours and material to allow the Seller acting reasonably to ascertain the reasonableness of the estimate. The Seller will use reasonable efforts to ensure a prompt response and will not unreasonably withhold or delay authorization. In any event, the Seller will provide to the Buyer status of the Buyer’s request for authorization, within three (3) Working Days after the Seller’s receipt of the Buyer’s request for an authorization.

(ii)	Conditions of Authorization

The Buyer will be entitled to the benefits under this Clause 12.1.8 for repair of Warranted Parts:

(a)	if the relevant facilities and personnel are certified and/or qualified under applicable FAA regulations to perform the subject repairs;

(b)	provided that repairs are to be performed in accordance with the Seller’s written instructions set forth in applicable Technical Data; and

(c)	only to the extent specified by the Seller, or, in the absence of the Seller’s specifying, to the extent reasonably necessary to correct the defect, in accordance with the standards set forth in Clause l2.1.11.

(iii)	Seller’s Rights

The Seller will have the right to require the return of any Warranted Part, or any part removed therefrom, which is claimed to be defective, if, in the Seller’s reasonable judgment, the nature of the claimed defect requires technical investigation. If a Warranted Part is returned for technical investigation, at the Seller’s request, the related transportation costs shall be borne by the Seller.

The Seller will have the right to have a representative present during the disassembly, inspection and testing of any Warranted Part claimed to be defective, provided accommodating such presence shall not materially delay any such disassembly, inspection and/or testing.

***** Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

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(iv)	In-house Warranty Claim Substantiation

Claims for In-house Warranty credit will be filed within the time period and will contain the same information required for Warranty Claims as set forth in Clause 12.1.6(v) and in addition will include:

(a)	A report of technical findings with respect to the defect

(b)	for parts required to remedy the defect

-	part numbers,
-	serial numbers (if applicable),
-	description of the parts,
-	quantity of parts,
-	unit price of parts,
-	related Seller’s or third party’s invoices (if any),
-	total price of parts

(c)	detailed number of labor hours

(d)	In-house Warranty Labor Rate (defined below in Clause 12.1.8(v)(b)), and

(e)	total claim value

(v)	Credit

The Buyer’s sole remedy, and the Seller’s sole obligation and liability in respect of In-house Warranty claims, will be a credit to the Buyer’s account. The credit to the Buyer’s account will be equal to the sum of the direct labor cost expended in performing a repair and to the direct cost of materials incorporated in the repair. Such costs will be determined as set forth below.

(a)	To determine direct labor costs, only the man-hours spent on removal and re-installation, disassembly, inspection, repair, reassembly, and final inspection and test (including flight tests if flight tests are necessary to complete a repair under the In-house Warranty) of the Warranted Part alone will be counted. The hours required for maintenance work concurrently being carried out on the Aircraft or Warranted part, if any, will not be included.

(b)

The hours counted as set forth above will be multiplied by the labor rate below, which is deemed to represent the Buyer’s composite average hourly labor rate (excluding all fringe benefits, premium time allowances, social security charges, business taxes and similar items) paid to the Buyer’s employees or to a third party that the Buyer has authorized to perform the

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repair, whose jobs, in both cases, are directly related to the performance of the repair. This labor rate is ***** at economic conditions prevailing in January 2003 (the “In-house Warranty Labor Rate”).

The In-house Warranty Labor Rate is subject to adjustment .annually by multiplying by the ratio ECIn/ECIb. For the purposes of this Clause 12.1.8(v) only, ECIn is equal to the Labor Index defined in the Seller Price Revision Formula hereto for January of the year in which the hours are spent and ECIb is equal to such Labor Index for January 2003.

(c)	Direct material costs are determined by the prices at which the Buyer acquired such material, excluding any parts and materials used for overhaul furnished free of charge by the Seller.

(vi)	Limitation on Credit

The Buyer will in no event be credited for repair costs (labor and material) for any Warranted Part exceeding ***** of the Seller’s current catalog price for a replacement of such defective Warranted Part or (exceeding those costs that would have resulted if repairs had been carried out at the Seller’s facilities.

The Seller will substantiate these costs in writing on reasonable request by the Buyer.

(vii)	Scrapped Material

The Buyer may, with the agreement of the Seller’s Resident Customer Support Representative, scrap any such defective parts that are beyond economic repair and not required for technical evaluation.

If the Buyer does not obtain the agreement of the Seller’s Resident Customer Support Representative to scrap a Warranted Part defective beyond economic repair, then the Buyer will retain such Warranted Part and any defective part removed from a Warranted Part during repair for a period of either ***** after the date of completion of repair or ***** after submission of a claim for In-house Warranty credit relating thereto, whichever is longer. Such parts will be returned to the Seller at Seller’s cost within ***** of receipt of the Seller’s request to that effect.

Scrapped Warranted Parts will be evidenced by a record of scrapped material certified by an authorized representative of the Buyer, which will be kept in the Buyer’s file for the longer of (i) the duration of the Warranty Period or (ii) the period required under the applicable regulations of the Aviation Authority.

(viii)	DISCLAIMER OF SELLER LIABILITY FOR BUYER’S REPAIR

THE SELLER WILL NOT BE LIABLE FOR ANY RIGHT, CLAIM OR REMEDY, AND THE BUYER WILL INDEMNIFY THE SELLER AGAINST

***** Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

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THE CLAIMS OF ANY THIRD PARTIES FOR LOSSES DUE TO ANY DEFECT, NONCONFORMANCE OR PROBLEM OF ANY KIND, ARISING OUT OF OR IN CONNECTION WITH ANY REPAIR OF WARRANTED PARTS UNDERTAKEN BY THE BUYER UNDER THIS CLAUSE 12.1.8 OR ANY OTHER ACTIONS UNDERTAKEN BY THE BUYER UNDER THIS CLAUSE 12.1.8, WHETHER SUCH CLAIM IS ASSERTED IN CONTRACT OR IN TORT, OR IS PREMISED ON ALLEGED, ACTUAL, IMPUTED, ORDINARY OR INTENTIONAL ACTS OR OMISSIONS OF THE BUYER OR THE SELLERUNLESS SUCH CLAIMS ARE BASED SOLELY ON THE INACCURACY OF WRITTEN INSTRUCTIONS OR DESIGNS SUPPLIED BY THE SELLER AND STRICTLY FOLLOWED BY THE BUYER.

12.1.9	Warranty Transferability

The warranties provided for in this Clause 12.1 for any Warranted Part will accrue to the benefit of any airline in revenue service other than the Buyer, if the Warranted Part enters into the possession of any such airline as a result of a pooling agreement between such airline and the Buyer, in accordance with the terms, and subject to the limitations and exclusions of, the foregoing warranties and to applicable laws or regulations.

12.1.10	Warranty for Corrected, Replacement or Repaired Warranted Parts

Whenever any Warranted Part that contains a defect for which the Seller is liable under Clause 12.1 has been corrected, repaired or replaced pursuant to the terms of this Clause 12, the period of the Seller’s warranty with respect to such corrected, repaired or replacement Warranted Part, whichever may be the case, will be the remaining portion of the original warranty in respect of such corrected, repaired or replacement Warranted Part. If a defect is attributable to a defective repair or replacement by the Buyer, and such defective replacement or repair is not attributable solely to inaccuracies in written instructions or designs supplied by the Seller and strictly followed by the Buyer, a Warranty Claim with respect to such defect will be rejected, notwithstanding any subsequent correction or repair, and will immediately terminate the remaining warranties under this Clause 12.1 in respect of the affected Warranted Part.

12.1.11	Standard, Airline Operation - Normal Wear and Tear

The Buyer’s rights under this Clause 12.1 are subject to the Aircraft and each component, equipment, accessory and part thereof being maintained, overhauled, repaired and operated in accordance with standard commercial airline practice, all technical documentation and any other instructions issued by the Seller, the Suppliers or the manufacturer of the Propulsion Systems and all applicable rules, regulations and directives of the relevant Aviation Authorities.

The Seller’s liability under this Clause 12.1 will not extend to normal wear and tear or to

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(i)	any Aircraft or component, equipment, accessory or part thereof that has been repaired, altered or modified after Delivery in a manner other than that approved by the Seller;

(ii)	any Aircraft or component, equipment, accessory or part thereof that has been operated in what the Buyer knew, or in the exercise of due care, should have known, was in a damaged state; or

(iii)	any component, equipment, accessory or part from which all identifying marks such as the trademark, trade name, part or serial number have been removed, such that the origin of the relevant part cannot reasonably be determined, except that if, in each case (other than in respect of (iii) above) the Buyer submits evidence reasonably acceptable to the Seller that the defect for which warranty coverage is sought did not arise as a result of, or was not materially worsened by, such causes.

12.2	SELLER SERVICE LIFE POLICY

12.2.1	Scope and Definitions

In addition to the warranties set forth in Clause 12.1 above, the Seller further agrees that should a Failure occur in any Item (as these terms are defined below), then, subject to the general conditions and limitations set forth in Clause 12.2.4 below, the provisions of this Clause 12.2 will apply.

For the purposes of this Clause 12.2, the following definitions will apply:

(i)	“Item” means any of the Seller components, equipment, accessories or parts listed in Exhibit C hereto that are installed on an Aircraft at any time during the period of effectiveness of the Service Life Policy as defined below in Clause 12.2.2.

(ii)	“Failure” means any breakage of, or defect in, an Item that materially impairs the utility or safety of the Item, provided that (a) any such breakage of, or defect in, any Item did not result from any breakage or defect in any other Aircraft part or component or from any other extrinsic force and (b) has occurred or can reasonably be expected to occur on a repetitive basis.

12.2.2	Periods and Seller’s Undertaking

Subject to the general conditions and limitations set forth in Clause 12.2.4 below, the Seller agrees that if a Failure occurs in an Item before the Aircraft in which such Item has been originally installed has completed within ***** after the Delivery of said Aircraft to the Buyer, whichever shall first occur, the Seller will, at its discretion, as promptly as practicable and for a price that reflects the Sellers financial participation as herein after provided:

***** Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

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(i)	design and furnish to the Buyer a correction for such Item and provide any parts required for such correction (including Seller designed standard parts but excluding industry standard parts), or

(ii)	replace such Item

12.2.3	Seller’s Participation in the Cost

Any part or Item that the Seller is required to furnish to the Buyer under this Service Life Policy will be furnished to the Buyer at the Seller’s current sales price therefor, less the Seller’s financial participation, which will be determined in accordance with the following formula:

*****

12.2.4	General Conditions and Limitations

12.2.4.1	Notwithstanding any provision of this Clause 12.2, during the Warranty Period, all Items will be covered by the provisions of Clause 12.1 of this Agreement and not by the provision of Clause 12.2.

12.2.4.2	The Buyer’s remedies and the Seller’s obligations and liabilities under this Service Life Policy are subject to compliance by the Buyer with the following conditions:

(i)	The Buyer will maintain log books and other historical records with respect to each Item adequate to enable the Seller to determine whether the alleged Failure is coveted by this Service Life Policy and, if so, to define the portion of the cost to be borne by the Seller in accordance with Clause 12.2.3 above.

(ii)	The Buyer will keep the Seller informed of all incidents that are reportable to the FAA or the National Transportation Safety Board (NTSB).

(iii)	The conditions of Clause 12.1.11 will have been complied with.

(iv)	The Buyer will implement specific structural inspection programs for monitoring purposes as may be established from time to time by the Seller. Such programs will be compatible with the Buyer’s operational requirements and will be carried out at the Buyer’s expense. Reports relating thereto will be regularly furnished to the Seller.

(i)	The Buyer will report any breakage or defect in writing to the Seller within sixty (60) days after any breakage or defect in an Item becomes apparent, whether or not the breakage or defect can reasonably be expected to occur in any other Aircraft, and the Buyer will provide the Seller with sufficient detail

***** Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

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about the breakage or defect to enable the Seller acting reasonably to determine whether said breakage or defect is subject to this Service Life Policy.

12.2.4.3	Except as otherwise provided in this Clause 12.2, any claim under this Service Life Policy will be administered as provided in, and will be subject to the terms and conditions of, Clause 12.1.6.

12.2.4.4	If the Seller has issued a service bulletin applicable to an Aircraft, the purpose of which is to avoid a Failure, the Seller may elect to supply the necessary service bulletin free of charge or under a pro rata formula established by the Seller. If such a kit is so offered to the Buyer, then, in respect of such Failure and any Failures that could ensue therefrom, the validity of the Seller’s commitment under this Clause 12.2 will be subject to the Buyer’s incorporating such modification in the relevant Aircraft, within a reasonable time, as promulgated by the Seller and in accordance with the Seller’s instructions.

12.2.4.5	THIS SERVICE LIFE POLICY IS NEITHER A WARRANTY, PERFORMANCE GUARANTEE, NOR AN AGREEMENT TO MODIFY ANY AIRCRAFT OR AIRFRAME COMPONENT TO CONFORM TO NEW DEVELOPMENTS OCCURRING IN THE STATE OF AIRFRAME DESIGN AND MANUFACTURING ART. THE SELLER’S OBLIGATION UNDER THIS CLAUSE 12.2 IS TO MAKE ONLY THOSE CORRECTIONS TO THE ITEMS OR FURNISH REPLACEMENTS THEREFOR AS PROVIDED IN THIS CLAUSE 12.2. THE BUYER’S SOLE REMEDY AND RELIEF FOR THE NONPERFORMANCE OF ANY OBLIGATION OR LIABILITY OF THE SELLER ARISING UNDER OR BY VIRTUE OF THIS SERVICE LIFE POLICY WILL BE IN MONETARY DAMAGES, LIMITED TO THE AMOUNT THE BUYER REASONABLY EXPENDS IN PROCURING A CORRECTION OR REPLACEMENT FOR ANY ITEM THAT IS THE SUBJECT OF A FAILURE COVERED BY THIS SERVICE -LIFE POLICY AND TO WHICH SUCH NONPERFORMANCE IS RELATED, LESS THE AMOUNT THAT THE BUYER OTHERWISE WOULD HAVE BEEN REQUIRED TO PAY UNDER THIS CLAUSE 12.2 IN RESPECT OF SUCH CORRECTED OR REPLACEMENT ITEM. WITHOUT LIMITING THE EXCLUSIVITY OF WARRANTIES AND GENERAL LIMITATIONS OF LIABILITY PROVISIONS SET FORTH IN CLAUSE 12.5, THE BUYER HEREBY WAIVES, RELEASES AND RENOUNCES ALL CLAIMS TO ANY FURTHER DIRECT, INCIDENTAL OR CONSEQUENTIAL DAMAGES, INCLUDING LOSS OF PROFITS AND ALL OTHER RIGHTS, CLAIMS AND REMEDIES, ARISING UNDER OR BY VIRTUE OF THIS SERVICE LIFE POLICY.

12.2.4.6	Transferability

The Buyer’s rights under this Clause 12.2 will not be assigned, sold, transferred or otherwise alienated by operation of law or otherwise, except as permitted in Clause 20 of this Agreement.

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Any unauthorized assignment, sale, transfer or other alienation of the Buyer’s rights under this Service Life Policy will, as to the particular Aircraft involved, immediately void this Service Life Policy in its entirety.

12.3	SUPPLIER WARRANTIES AND SERVICE LIFE POLICIES

12.3.1	Seller’s Support

Before Delivery of the first Aircraft, the Seller will provide the Buyer with the warranties and service life policies that the Seller has obtained pursuant to the Supplier Product Support Agreements.

12.3.2	Supplier’s Default

12.3.2.1	*****

12.3.2.2	*****

12.3.2.3	*****

12.4	INTERFACE COMMITMENT

12.4.1	Interface Problem

If the Buyer experiences any technical problem in the operation of an Aircraft or its systems due to a malfunction, the cause of which, after due and reasonable investigation, is not readily identifiable by the Buyer, but which the Buyer reasonably believes to be attributable to the design characteristics of one or more components of the Aircraft (an “Interface Problem”), the Seller will, if requested by the Buyer, and without additional charge to the Buyer, except for the reasonable cost of transportation

***** Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

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of the Seller’s or its designee’s personnel to the Buyer’s facilities, the Buyer will reimburse the Seller for business class air transportation when the Seller’s personnel must travel internationally, and for confirmed coach class fares, on the Buyer’s routes wherever possible for Seller’s personnel traveling domestically and reasonable food and lodging expenses of the representative(s) of Seller, promptly conduct or have conducted an investigation and analysis of such problem to determine, if possible, the cause or causes of the problem and to recommend such corrective action as may be feasible, provided, however, that if the Seller determines, after such due and reasonable investigation, that the Interface Problem was, in the reasonable judgment of the Seller, due to or caused by any act or omission of the Buyer in its performance of its obligations hereunder, the Buyer will pay to the Seller all reasonable costs and expenses incurred by the Seller during such investigation. The Buyer will furnish to the Seller all data and information in the Buyer’s possession relevant to the Interface Problem and will cooperate with the Seller in the conduct of the Seller’s investigations and such tests as may be required. At the conclusion of such investigation the Seller will promptly advise the Buyer in writing of the Seller’s opinion as to the cause or causes of the Interface Problem and the Seller’s recommendations as to corrective action.

12.4.2	Seller’s Responsibility

If the Seller determines, in the exercise of good faith and diligence, that the Interface Problem is primarily attributable to the design of a Warranted Part, the Seller will, if requested by the Buyer, correct the design of such Warranted Part, pursuant to the terms and conditions of Clause 12.1.

12.4.3	Suppliers Responsibility

If the Seller determines, in the exercise of good faith and diligence, that the Interface Problem is primarily attributable to the design of any Supplier Part, the Seller will at the Buyer’s request, reasonably assist the Buyer in processing any warranty claim the Buyer may have against the manufacturer of such Supplier Part.

12.4.4	Joint Responsibility

If the Seller determines, in the exercise of good faith and diligence, that the Interface problem is attributable partially to the design of a Warranted Part and partially to the design of any Supplier Part, the Seller will, if requested by the Buyer, seek a solution to the Interface Problem through cooperative efforts of the Seller and any Supplier involved. The Seller will promptly advise the Buyer of any corrective action proposed by the Seller and any such Supplier. Such proposal will be consistent with any then existing obligations of the Seller hereunder and of any such Supplier to the Buyer. Such corrective action, unless reasonably rejected by the Buyer, will constitute full satisfaction of any claim the Buyer may have against either the Seller or any such Supplier with respect to such Interface Problem.

12.4.5	General

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12.4.5.1	All requests under this Clause 12.4 will be directed both to the Seller and the affected Suppliers.

12.4.5.2	Except as specifically set forth in this Clause 12.4, this Clause 12.4 will not be deemed to impose on the Seller any obligations not expressly set forth elsewhere in this Agreement.

12.4.5.3	All reports, recommendations, data and other documents furnished by the Seller to the Buyer pursuant to this Clause 12.4 will be deemed to be delivered under this Agreement and will be subject to the terms, covenants and conditions set forth in this Clause 12 and in Clause 22.5.

12.5	*****

12.6	DUPLICATE REMEDIES

The remedies provided to the Buyer under this Clause 12 as to my defect in respect of the Aircraft or any part thereof are mutually exclusive and not cumulative. The Buyer will be entitled to the remedy that provides the maximum benefit to it, as the Buyer may elect, pursuant to the terms and conditions of this Clause 12 for any such particular defect for which remedies are provided under this Clause 12; provided, however, that the Buyer will not be entitled to elect a remedy under one part of this Clause 12 that constitutes a duplication of any remedy elected by it under any other part hereof for the same defect. The Buyer’s rights and remedies herein for the nonperformance of any obligations or liabilities, of the Seller arising under these warranties will be in monetary damages limited to the amount the Buyer expends in procuring a correction or replacement for any covered part subject to a defect or nonperformance covered by this Clause 12, and the Buyer will not have any right to require specific performance by the Seller.

UNQUOTE

*****

12.7	NEGOTIATED AGREEMENT

The Buyer specifically recognizes that:

(i)	the Specifications have been agreed upon after careful consideration by the Buyer using its judgment as a professional operator of, and maintenance provider with respect to, aircraft used in public transportation and as such is a professional within the same industry as the Seller;

(ii)	this Agreement, and in particular this Clause 12, has been the subject of discussion and negotiation and is fully understood by the Buyer;

(iii)	the price of the Aircraft and the other mutual agreements of the Buyer set forth in this Agreement were arrived at in consideration of, inter alia, the provisions of this Clause 12, specifically including the Exclusivity of Warranties set forth in Clause 12.5.

***** Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

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13 -	PATENT AND COPYRIGHT INDEMNITY

The Seller represents and warrants that the Manufacturer has provided to the Seller the following indemnity against patent and copyright infringements with respect to the Aircraft, subject to the terms, conditions, limitations and restrictions (including, but not limited to, the Exclusivity of Warranties and Duplicate Remedies provisions) as hereinafter set out, and that the same are in full force and effect and have not been amended. The Seller hereby assigns to the Buyer, and the Buyer hereby accepts, all of the Seller’s rights and obligations as the “Buyer” under the said indemnity against patent and copyright infringements, and the Seller subrogates the Buyer to all such rights and obligations in respect of the Aircraft. The Seller hereby warrants to the Buyer that (i) it has all requisite authority to make the foregoing assignment and to effect the foregoing subrogation in favor of the Buyer, (ii) such assignment and subrogation are effective to confer on the Buyer all of the foregoing rights and obligations of the Seller, and (iii) the Seller will not enter into any amendment of the provisions so assigned without the prior written consent of the Buyer.

It is understood that, in the provisions below between the words QUOTE and UNQUOTE, capitalized terms have the meanings assigned thereto in this Agreement, except that (i) the term “Seller,” which means the Manufacturer as between the Manufacturer and the Seller, also means the Manufacturer in this Agreement, and (ii) the term “Buyer,” which means the Seller as between the Manufacturer and the Seller, means the Buyer in this Agreement.

QUOTE

13.1	Indemnity

13.1.1	*****

(i)	*****

(ii)	*****

***** Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

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(1)	*****

(2)	*****

(iii)	*****

13.1.2	*****

(i)	*****

(ii)	*****

(iii)	*****

(iv)	*****

13.1.3	*****

(i)	*****

(ii)	*****

13.2	Administration of Patent and Copyright Indemnity Claims

13.2.1	If the Buyer receives a written claim or a suit is threatened or begun against the Buyer for infringement of a patent or copyright subject to indemnity under this Clause 13 referred to in Clause 13.1, the Buyer will

(i)	promptly, after becoming aware thereof notify the Seller, giving particulars thereof;

(ii)	furnish to the Seller all data, papers and records within the Buyer’s control or possession relating to such claim;

***** Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

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(iii)	refrain from admitting any liability or making any payment, or assuming any expenses, damages, costs or royalties, or otherwise acting in a manner prejudicial to the defense or denial of the suit or claim, it being agreed that nothing in this Clause 13.2.1(iii) will prevent the Buyer from paying the sums that may be required to obtain the release of the Aircraft, provided that payment is accompanied by a denial of liability and is made without prejudice;

(iv)	at the expense of Seller, fully cooperate with, and render all reasonable assistance to, the Seller as may be pertinent to the defense or denial of the suit or claim;

(v)	to the extent commercially reasonable, act to mitigate damages and/or to reduce the amount of royalties that may be payable, and act to minimize costs and expenses.

13.2.2	The Seller will be entitled either in its own name or on behalf of the Buyer to conduct negotiations with the party or parties alleging infringement and may assume and conduct the defense or settlement of any suit or claim in the manner that, in the Seller’s reasonable opinion, it deems proper. Buyer may participate, at its own expense, with Seller in the defense or appeal of any such suit, claim, or judgment; provided, however, that Seller retain sole control and authority regarding any such defense, compromise, settlement, appeal, or similar action, as set forth in this Clause 13.2.2.

13.2.3	The Seller’s liability hereunder will be conditional on the substantial and timely compliance by the Buyer with the terms of this Clause and is in lieu of any other liability to the Buyer, whether express or implied, which the Seller might incur at law as a result of any infringement or claim of infringement of any patent or copyright.

UNQUOTE

*****

***** Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

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14	TECHNICAL DATA

14.1	Scope

This Clause covers the terms and conditions for the supply of technical data and software services (hereinafter, “Technical Data”) to support operation and maintenance of the Aircraft.

14.1.2	Range, form, type, format, ATA/non-ATA compliance, revision, and quantity of the Technical Data are covered in Exhibit F hereto.

14.1.3	The Technical Data will be supplied in the English language using aeronautical terminology in common use.

14.1.4	The Buyer will not receive credit or compensation for any partially used or unused Technical Data provided pursuant to this Clause 14.

14.2	Aircraft Identification for Technical Data

For the Technical Data that is customized to the Aircraft and/or operations listed below, the Buyer agrees to the allocation of Fleet Serial Numbers (FSNs) in the form of a block of numbers selected in the range from 001 to 999.

The sequence will be interrupted only if two (2) different Propulsion Systems or different Aircraft models are selected.

The Buyer will indicate to the Seller the FSNs corresponding to the Aircraft as listed in Clause 9 of this Agreement within forty-five (45) days after execution of this Agreement. The allocation of FSNs to such Aircraft will not constitute any proprietary, insurable or other interest of the Buyer in any Aircraft before delivery of and payment for Aircraft as provided in this Agreement.

For purposes of this Clause 14.2, the customized Technical Data are:

-Aircraft Maintenance Manual and associated products

-Illustrated Parts Catalog

-Trouble Shooting Manual

-Aircraft Wiring Manual

-Aircraft Schematics Manual

-Aircraft Wiring Lists

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14.3	Integration of Equipment Data

14.3.1	Data On Supplier Equipment

lf necessary for the understanding of the affected systems, information relating to Supplier equipment that is installed on the Aircraft by the Seller will be included free of charge in the basic issue of the customized Technical Data.

14.3.2	The Buyer will supply to the Seller, at the Buyer’s expense, the technical data related to Buyer Furnished Equipment, in English, at least ***** before the scheduled delivery of the customized Technical Data. The Seller will incorporate the technical data related to the BFE into the Technical Data basic issue at no additional cost to the Buyer, provided such data is provided in accordance with the conditions set forth in Clauses 14.3.3 through 14.3.6.

14.3.3	The BFE data supplied will be in compliance with ATA 100/2200 standard Specification, in the revision applicable to the corresponding Aircraft type. Subsequent revisions will be considered as applicable.

14.3.4	The Buyer and the Seller will enter into an agreement with the aim of managing the BFE data integration process (the “Data Supply/Exchange Agreement”.)

14.3.5	The BFE data will be delivered in digital format (SGML) and/or in Portable Document Format (PDF).

14.3.6	All costs related to the delivery of BFE data to the Seller will be borne by the Buyer.

14.4	Delivery

14.4.1	The Technical Data and corresponding revisions to be supplied by the Seller will be sent to one address only as advised by the Buyer.

14.4.2	Technical Data and revisions will be packed and shipped by the quickest transportation methods reasonably available. Shipment will be Free Carrier (FCA) Toulouse, France, and/or Free Carrier (FCA) Hamburg, Germany.

Reasonable quantities of the Technical Data will be delivered according to a mutually agreed schedule, designed to correspond to Aircraft deliveries. The Buyer will provide no less than ***** notice to the Seller if a change is requested to the delivery schedule for the Technical Data.

14.4.3	The Buyer shall be responsible for coordinating with, and satisfying the needs of the Aviation Authorities with respect to the Technical Data.

***** Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

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14.5	Revision Service

Unless otherwise specifically stated, revision service will be offered ***** after delivery of the last Aircraft. Thereafter, revision service will be provided in accordance with the terms and conditions found in the then current Airbus North America Customer Services Catalog.

14.6	Service Bulletin (SB) Incorporation

During the period of revision service and upon the Buyer’s request for incorporation, which will be made within ***** after issuance of a Service Bulletin, Seller’s Service Bulletin information will be incorporated into the Technical Data for the Buyer’s Aircraft, after formal notification by the Buyer of its intention to accomplish a Service Bulletin. The split effectivity for the corresponding Service Bulletin will remain in the Technical Data until notification from the Buyer that embodiment has been completed on all the Buyer’s Aircraft. For the operational Technical Data only, the pre or post Service Bulletin status will be shown.

14.7	Future Developments

The Buyer agrees to consider (without obligation) for implementation any new technological development applicable to, and deemed by the Seller to be beneficial and economical for, the production and transmission of data and documents.

14.8	Technical Data Familiarization

Upon request by the Buyer, the Seller will provide ***** of Technical Data familiarization training, at the Seller’s or Buyer’s facility. If such familiarization is conducted at the Buyer’s facilities, the Buyer will reimburse the Seller for business class air transportation when the Seller’s personnel must travel internationally, and for confirmed coach class fares, on the Buyer’s routes wherever possible for Seller’s personnel traveling domestically and reasonable food and lodging expenses of the representative(s) of Seller conducting the familiarization training.

14.9	Customer Originated Changes

14.9.1	Data on Customer Originated Changes (COC) may be incorporated into the following Technical Data customized to the Buyer:

- Aircraft Maintenance Manual and associated products

- Illustrated Parts Catalog

- Trouble Shooting Manual

- Aircraft Wiring Manual

- Aircraft Schematics Manual

- Aircraft Wiring Lists

- Flight Crew Operating Manual

- Quick Reference Handbook

***** Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

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14.9.2	COC data will be developed by the Buyer according to the “Guidelines for Customer Originated Changes” issued by the Seller. The Buyer will ensure that any such COC data is in compliance with the requirements of its local Aviation Authorities.

COC data will be incorporated by the Seller in the customized Technical Data listed in Clause 14.9.1 unless the Buyer specifies in writing into which customized Technical Data the Buyer desires that the COC data be incorporated. Following incorporation of the COC data as requested by the Buyer, the relevant customized Technical Data will show only the aircraft configuration that reflects the COC data and not the configuration before incorporation of the COC data.

14.9.3	The Buyer hereby acknowledges and accepts that the incorporation of any COC into the Technical Data will be at the Buyer’s sole risk, and the Seller will have no liability whatsoever with respect to: (a) the contents of any COC (including any omissions or inaccuracies therein) (b) any effect that the incorporation of such COC may have on the Technical Data or (c) any costs of any nature that any COC may have on all subsequent Service Bulletins and modifications.

The Seller will not be required to check the accuracy or validity of any COC data submitted for incorporation into the Technical Data.

14.9.4	The Buyer will indemnify and hold the Seller harmless from and against any losses (including reasonable attorneys’ fees) arising from claims by any third party for injury, loss or damage incurred directly or indirectly as a result of incorporation of any COC into the Technical Data issued by the Seller.

14.9.5	No liability on the part of the Seller will arise, and no obligations of the Buyer under the foregoing Clause 14.9.4 will be reduced, by any communication, whether written or oral, between the Seller and the Buyer with respect to COC data or the incorporation of such data into the Technical Data.

14.9.6	The Seller’s costs with respect to the incorporation of any COC will be invoiced to the Buyer under conditions specified in ANACS’ Customer Services Catalog in effect at the time of the Buyer’s request for incorporation.

14.10	Software Services

14.10.1	Performance Engineer’s Programs

In addition to the standard operation manuals, the Seller will provide to the Buyer Performance Engineer’s Programs (PEPs) under the terms and conditions of the License for use of Software attached as Appendix 1 to Exhibit F hereto (the “Software License”). Use of PEP will be limited to one (1) copy installed on one (l) computer. PEP is intended for use on the ground only and will not be installed on an Aircraft The Seller will provide the Buyer with a three-day installation and review visit regarding the PEPs.

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The Software License for use of PEP will be granted *****. At the expiration of that period, the Buyer will be entitled to continue to use the PEP Software *****, in accordance with the terms and conditions of the then-current Airbus North America Customer Services Catalog.

14.10.2	Basic AirN@V

The following Technical Data are provided on DVD (digital video disk) and shall also be governed by the terms and conditions of the Software License:

- Trouble Shooting Manual

- Aircraft Maintenance Manua l

- Illustrated Parts Catalog

From time to time, the Seller may make additional Technical Data available on DVD and may impose other reasonable license conditions with respect thereto.

The Software License for use of Basic AirN@v will be granted *****. At the expiration of that period, the Buyer will be entitled to continue to use the software *****, in accordance with the terms and conditions of the then current Airbus North America Customer Services Catalog.

14.10.3	Airbus On-Line Services

14.10.3.1	AOLS is a database allowing the Buyer to access a wide range of services through a web portal. AOLS, including a description of those Technical Data that are available through the use of AOLS, are described in Attachment 1 to Appendix 2 to Exhibit F. AOLS described in Paragraph A of such Attachment are available *****.

14.10.3.2	The Seller will provide to the Buyer Airbus On-Line Services (“AOLS”) under the terms and conditions of the License Agreement for use of AOLS attached as Appendix 2 to Exhibit F here to (the “AOLS License”) and to the Software License attached as Appendix 1 to Exhibit F. *****

14.10.3.3	Those Technical Data that are available through AOLS and individual documents, contained therein will be subject to change, revision and/or replacement from time to time. *****

***** Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

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14.11	Warranty

The provisions of Clause 12, including, without limitation, Clause 12.6 (EXCLUSIVITY OF WARRANTIES AND GENERAL LIMITATIONS OF LIABILITY), will apply to the Technical Data provided under this Clause 14.

14.12	Proprietary Rights

All proprietary rights, including but not limited to patent, design and copyrights, relating to Technical Data will remain with the Seller. Subject to the requirements of Section 14.13, all Technical Data are supplied to the Buyer for the sole use of the Buyer, who undertakes not to divulge the contents thereof to any third party unless permitted by this Agreement or otherwise required pursuant to any governmental or legal requirement imposed on the Buyer.

These proprietary rights will also apply to any translation into a language or languages or media that may have been performed or caused to be performed by the Buyer.

14.13	Confidentiality.

The Technical Data and their content are designated as confidential. All such Technical Data are supplied to the Buyer for the sole use of the Buyer who undertakes not to disclose the contents thereof to any third party without the prior written consent of the Seller which consent will not be unreasonably withheld, save as permitted therein or otherwise pursuant to any government or legal requirement imposed upon the Buyer.

In the event that the Buyer is required to divulge the Technical Data pursuant to any governmental or legal requirement, the Buyer shall promptly notify Seller prior to any disclosure so that Seller can assist the Buyer in maintaining the confidentiality of such Technical Data.

The obligations of confidentiality for Technical Data and their contents shall not apply to any Technical Data that Buyer establishes: (a) is generally known to the public at the date of disclosure by Seller to Buyer; or (b) enters the public domain during this Agreement, through no fault of either the Seller or a third party performing technical services for Seller.

15 -	SELLER REPRESENTATIVES

The Seller will provide or cause to be provided at no charge to the Buyer the services described in this Clause 15, at the Buyer’s main base or at other locations to be mutually agreed.

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15.1	Resident Customer Support Representatives

15.1.1	The Seller will provide representatives to act in an advisory capacity at the Buyer’s main base or at other locations (“Resident Customer Support Representative”) to be mutually agreed.

(i)	*****

(ii)	*****

15.1.2	The Seller will provide to the Buyer an annual written account of the consumed man-months of Resident Customer Support Representative’s time consumed in the preceding year together with any remaining balance.

15.1.3	Should the Buyer request Resident Customer Support Representative time that exceeds the amounts set forth in Clause 15.1.1(ii), the Seller may provide additional service subject to the terms and conditions agreed by the Buyer and the Seller at the time of such request.

15.1.4	The Seller will cause similar resident customer support services to be provided by the representatives of the Propulsion System manufacturer and by representatives of the Suppliers when necessary and applicable.

15.2	Customer Support Director

The Seller will assign the services of one (l) Customer Support Director based in Herndon, Virginia, to liaise between the Manufacturer and the Buyer on product support matters after signature of this Agreement and for as long as the Buyer operates at least one (1) Aircraft.

15.3	*****

15.4	Buyer’s Support

15.4.1	From the date of arrival of the first Resident Customer Support Representative and Spares Representative and for the duration of the assignment, the Buyer will provide free of charge, suitable office space, office equipment and facilities

***** Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

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including, telephone and facsimile connections, for the sole use of the Resident Customer Support Representative(s) in or conveniently near the relevant Buyer’s facilities.

15.4.2	In accordance with the Buyer’s regulations, the Buyer will provide ***** to the Seller

(i)	airline tickets in business class, confirmed and guaranteed between the site at which the Resident Customer Support Representative services are to be provided and the international airport nearest Toulouse, France, that is on the Buyer’s network for the Resident Customer Support Representative(s) and the Spares Parts Field Representative mentioned in and 15.4, for travel at the beginning and end of the applicable assignment; and

(ii)	when said Resident Customer Support Representative(s) are requested by the Buyer to travel from the site to which they are assigned, transportation on coach class basis between the said locations and the place of assignment.

15.4.3	The Buyer and the Seller will give each other all necessary reasonable assistance with general administrative functions specific to their respective countries and with procurement of the documents necessary to live and work in such countries.

15.5	Temporary Assignment and Withdrawal of Resident Customer Support Representative

The Seller will have the right upon written notice to and communication with the Buyer to transfer or recall any Resident Customer Support Representative(s) on a temporary basis if and for so long as, in the Seller’s reasonable opinion, conditions are dangerous to the Resident Customer Support Representative’s safety or health or prevent the fulfillment of such Resident Customer Support Representative’s contractual tasks. The Buyer will receive credit for the man-days during which any Resident Customer Support Representative is absent from the Buyer’s facility pursuant to this Clause 15.5.

15.6	Representatives’ Status

In providing the above technical service, the Seller’s employees, including Resident Customer Support Representative(s), the Spares Representative and the Customer Support Director, are deemed to be acting in an advisory capacity only and at no time will they be deemed to be acting, either directly or indirectly, as the Buyer’s employees or agents.

***** Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

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16 -	TRAINING AND TRAINING AIDS

16.1	General

This Clause covers the terms and conditions for the supply of training and training aids for the Buyer’s personnel to support the Aircraft operation.

16.2	Scope

16.2.1	The range and quantity of training and training aids to be provided free of charge under this Agreement are covered in Appendix A to this Clause 16. The Seller will arrange availability of such training and training aids in relation to the delivery schedule for the Aircraft set forth in Clause 9.1.1.

16.2.2	The contractual training courses, defined in Appendix A to this Clause 16, will be provided up to ***** after delivery of the last Aircraft.

16.2.3	If the, Buyer uses none or only part of the training or training aids to be provided pursuant to this Clause, no compensation or credit of any sort will be provided.

16.3	Training Organization / Location

16.3.1	The Seller will provide the training at the Airbus Training Center in Miami, Florida unless otherwise agreed by the Buyer. The Seller will not be liable for any delays in training due to unavailability of facilities or scheduling difficulties in Miami if an alternative training center has been proposed by the Seller and refused by the Buyer.

16.3.2	If unavailability of facilities or scheduling difficulties make training by the Seller impractical at the training center listed in Clause 16.3.1, the Seller will notify the Buyer and the parties will discuss alternative arrangements for such training support, described in this Clause 16 at other Seller affiliated training centers located in North America.

16.3.3	Upon the Buyer’s request the Seller may also provide certain training at one of the Buyer’s bases, if and when practicable for the Seller, under terms and conditions to be mutually agreed upon. In this event, all additional charges listed in Clause 16.6.2 will be borne by the Buyer.

16.4	Training Courses

16.4.1	Training courses, as well as the minimum and maximum numbers of trainees per course provided for the Buyer’s personnel, are defined in the Seller’s applicable training course catalog (the “Training Course Catalog”) and will be scheduled as mutually agreed upon during a training conference (the “Training Conference”) that will be held as soon as practicable after signature of this Agreement and no later than six (6) months prior to delivery of the first Aircraft (provided that any failure attributable to the Seller to conduct such meeting within such period shall not affect Seller’s obligation to provide such training).

***** Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

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16.4.2	The following terms will apply when training is performed by the Seller.

(i)	Training courses will be the Seller’s standard courses as described in the Seller’s applicable Training Course Catalog valid at the time of execution of the course. The Seller will be responsible for all training course syllabi, training aids and training equipment necessary for the organization of the training courses.

(ii)	The training curricula and the training equipment may not be fully customized. However, they may be modified to include the most significant aspects of the Specification as known at the latest six (6) months prior to the date of the first training course planned for the Buyer and will be configured in order to obtain the relevant Aviation Authority’s approval and to support the Seller’s teaching programs.

(iii)	Training data and documentation necessary for training detailed in Appendix A to this Clause 16 will be ***** and will not be revised. Training data and documentation will be marked “FOR TRAINING ONLY” and as such will be supplied for the sole and express purpose of training.

(iv)	Upon the request of the Buyer and at no charge to the Buyer, the Seller will collect and pack for consolidated shipment to the Buyer’s facility, all training data and documentation of the Buyer’s trainees attending training at the Airbus Training Center in Miami, Florida or Blagnac, France as applicable. This training data and documentation will be delivered Free Carrier (FCA) Miami International Airport. It is understood that title to and risk of loss of the training data and documentation will pass to the Buyer upon delivery.

16.4.3	If the Buyer decides to cancel or reschedule a training course, a minimum advance notice of ***** will be required. Any later cancellation or change from the Buyer, when courses cannot be allocated to other customers, will be deducted from the training allowances defined herein or if no such training allowances remain, the Seller will invoice the Buyer at the then prevailing prices in the ANACS Customer Services Catalog.

16.4.4	In fulfillment of its obligation to provide training courses, when the Seller performs the training courses, the Seller will deliver to the trainees a certificate of completion at the end of any such training course. The Seller’s certificate does not represent authority or qualification by any official Aviation Authorities but may be presented to such officials in order to obtain relevant formal qualification.

If training is provided by a training provider selected by the Seller, the Seller will cause such training provider to deliver a certificate of completion at the end of any such training course. Such certificate will not represent authority or qualification by any official Aviation Authorities but may be presented to such officials in order to obtain relevant formal qualification.

***** Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

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16.5	Prerequisites

16.5.1	Training will be conducted in English and all training aids are written in English using common aeronautical terminology. Trainees must have the prerequisite experience as defined in Appendix B to this Clause 16.

The Seller’s training courses are “Initial Equipment Training Courses”, “Transition Training Courses”, and “Upgrade Training Courses”. The Seller does not provide “Ab Initio Training Courses.”

The Buyer will be responsible for the selection of the trainees and for any liability with respect to the entry knowledge level of the trainees.

16.5.2	The Buyer will provide the Seller with an attendance list of the trainees for each course with the validated qualification of each trainee. The Seller reserves the right to verify the trainees’ proficiency and previous professional experience. The Seller will in no case warrant or otherwise be held liable for any trainee’s performance as a result of any training services provided.

16.5.3	Upon the Buyer’s request, the Seller may be consulted to direct the above mentioned trainee(s) through a relevant entry level training program, which will be at the Buyer’s charge, and, if necessary, to coordinate with competent outside organizations for this purpose. Such consultation will be held during the Training Conference.

If the Seller should determine that a trainee lacks the required entry level, such trainee will, following consultation with the Buyer, be withdrawn from the program.

Upon such withdrawal, the Seller will deduct the corresponding allowance from the total allowance for the applicable training.

16.6	Logistics

16.6.1	Trainees

16.6.1.1	When training is done at the Airbus Training Center in Miami, Florida, the Seller will provide a ***** rental car for all of the Buyer’s trainees for the duration of the training course on the basis of one (1) rental car per four (4) maintenance and operations trainees and one (1) rental car per flight crew. At the Buyer’s request, the Seller will make available an alternative means of transportation for the flight attendants.

***** Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

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The Seller will provide rental cars with unlimited mileage, and the Buyer will pay for gas, and fines, if any. However, the Buyer will indemnify and hold the Seller harmless from and against all liabilities, claims, damages, costs and expenses for any injury to or death of any of the Buyers’ trainees or to any third party occurring during the course of such transportation.

16.6.1.2	When training is done at the Airbus Training Center in Blagnac, France, or Beijing, China, or at another location pursuant to Clause 16.3.2, the Seller will provide free local transportation by bus for the Buyer’s trainees to and from designated pick up points and the training center.

16.6.1.3	Living expenses for the Buyer’s trainees are to be borne by the Buyer.

16.6.2	Training at External Location

16.6.2.1	Seller’s Instructors

If at the Buyer’s request, training is provided by the Seller’s instructors at any location other than the Seller’s training centers, the Buyer will reimburse the Seller for all the expenses (other than as set forth in Clause 16.3.3, if applicable), defined below in Clauses 16.6.2.2, 16.6.2.3, 16.6.2.4 and 16.6.2.5 related to the assignment of such instructors and their performance of the duties as aforesaid.

16.6.2.2	Living Expenses for the Seller’s Instructors

Such expenses, covering the entire period from day of secondment to day of return to the Seller’s base, will be limited to lodging, food and local transportation to and from the place of lodging and the training course location. The Buyer will reimburse the Seller for such expenses on the basis of a per diem rate corresponding to the current per diem rate used by the Seller for its personnel.

16.6.2.3	Air Travel

The Buyer will reimburse the Seller for business class air transportation when the Seller’s personnel must travel internationally, and for confirmed coach class fares, on the Buyer’s routes wherever possible for Seller’s personnel traveling domestically and reasonable food and lodging expenses to and from the Buyer’s designated training site and the Seller’s training center.

16.6.2.4	Training Material

The Buyer will reimburse the Seller for the cost of shipping the training material needed to conduct such courses.

16.6.2.5	Buyer’s Indemnity

The Buyer will be solely liable for any and all cancellation or delay in the performance of the training outside of the Seller’s training centers that is associated with the transportation provided under Clause 16.6.2.3 above will indemnify and hold the Seller harmless from such delay.

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16.6.2.6	Training Equipment Availability

Training equipment necessary for course performance at any course location other than the Seller’s training centers or the facilities of the training provider selected by the Seller will be provided by the Buyer in accordance with the Seller’s specifications.

16.7	Flight Operations Training

16.7.1	Flight Crew Training Course

16.7.1.1	The Seller will perform a flight crew training course program for the Buyer’s flight crews. A flight crew will consist of two pilots, as defined in Appendix A to this Clause 16. The training manual used will be the Seller’s Flight Crew Operating Manual or the Buyer’s Flight Crew Operating Manual, as applicable.

16.7.1.2	The Buyer will use its delivered Aircraft for any required in-flight training. This training will not exceed one (1) session of one and a half (1.5) hours per pilot. When in-flight crew training is performed in Blagnac, France, the Seller will provide free-of-charge line maintenance, including servicing, preflight checks and changing of minor components, subject to conditions agreed in this Agreement.

16.7.1.3	The Buyer will provide mutually agreed spare parts as required to support said in-flight training and will provide evidence of insurance coverage consistent with Clause 19.

16.7.1.4	In all cases, the Buyer will bear the expenses of fuel, oil and landing fees.

16.7.2	Flight Crew Line Initial Operating Experience

16.7.2.1	In order to assist the Buyer with initial operating experience after delivery of the first Aircraft, the Seller will provide pilot instructors as defined in Appendix A to this Clause 16 to the Buyer. The maximum number of Seller’s pilot instructors present at the Buyers site at one time will be limited to four (4).

16.7.2.2	Additional pilot instructors can be provided at the Buyer’s expense upon conditions to be mutually agreed.

16.7.2.3	Prior to any flight training to be performed by the Seller on the Buyer’s Aircraft, the Buyer will provide the Seller with a copy of the certificate, of insurance as requested in Clause 19.

16.7.3	Flight Attendants’ Familiarization Course The Seller will provide flight attendants’ course(s) to the Buyer’s flight attendants, as defined in Appendix A to this Clause 16 at the Training Conference.

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16.8	Maintenance Training

16.8.1	The Seller will provide maintenance training for the Buyer’s ground personnel as defined in Appendix A to this Clause 16.

The available courses are listed in the Seller’s applicable Training Course Catalog.

The practical training provided in the frame of maintenance training is performed exclusively on the training devices in use in the Seller’s Training Center or Affiliated Training Centers. If additional practical training is required, such additional practical training can be organized with the assistance of the Seller, in accordance with Clause 16.8.2 hereunder.

16.8.2	Practical Training

If the Buyer requires practical training to be organized at another airline’s facilities (“Practical Training”), the Seller will assist the Buyer in organizing this training without guaranteeing the availability of any such facilities.

Such Practical Training will be deducted from the trainee-day allowance defined in Paragraph 2.1 of Appendix A to this Clause 16 in the manner defined in Paragraph 3 of such Appendix.

16.8.3	Maintenance Initial Operating Experience Training

In order to assist the Buyer during the entry into service of the Aircraft, the Seller will provide maintenance instructor(s) at the Buyer’s base as defined in Appendix A to this Clause 16 to the Buyer.

16.8.3.1	This maintenance initial operating experience training will consist of training in handling and servicing of Aircraft, flight crew and maintenance coordination, use of paper and/or electronic documentation and/or any other activities which may be deemed necessary after delivery of the first Aircraft.

16.8.3.2	The Buyer will reimburse the expenses for said instructor(s) in accordance with Clause 16.6.2. Additional maintenance instructors can be provided at the Buyer’s expense.

16.9	Supplier and Engine Manufacturer Training

The Seller will ensure that major Suppliers and the Propulsion System manufacturer provide maintenance training and overhaul training on their products at appropriate times.

A copy of the Supplier Training Catalog, listing the suppliers that provide training, will be supplied to the Buyer on request.

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16.10	Training Aids for the Buyer’s Training Organization

16.10.1	The Seller will provide to the Buyer the Airbus Computer Based Training, training aids, as used in the Seller’s Training Centers, free of charge as defined in Appendix A to this Clause 16.

The Airbus CBT System and training aids supplied to the Buyer will be similar to those used at the Airbus Training Centers for training provided for the Buyer. The Airbus CBT System in use at the Seller’s Training Center may be revised on a regular basis and such revisions, if any, will be provided to the Buyer free or charge during the period when training courses provided under this Clause 16 are performed for the Buyer or up to one (l) year after Delivery of the last Aircraft delivered under this Agreement; whichever occurs first.

16.10.2	Delivery of Training Aids

16.10.2.1	The Seller will deliver to the Buyer the Airbus CBT System and, training aids as defined in Appendix A to this Clause 16, at a date to be mutually agreed during the Training Conference.

16.10.2.2	Those items supplied to the Buyer pursuant to Clause 16.10.1 above will be delivered FCA Toulouse, France, and/or FCA Hamburg, Germany. Title to and risk of loss of said items will pass to the Buyer upon delivery.

16.10.3	Installation

16.10.3.1	The Buyer will provide any and all the necessary hardware on which the Airbus CBT System will be installed and Seller will not be responsible for any incompatibility of such hardware with the Airbus CBT System.

16.10.3.2	The Airbus CBT System will be installed by the Buyer’s personnel who have completed the Airbus CBT training, and the Seller will be held harmless from any damage to persons and/or to property caused by or in any way connected with the handling and/or installation of the Airbus CBT System by the Buyer’s personnel, unless the Seller provides unique instructions for such installation and the Buyer follows such instructions, such instructions are inaccurate and such inaccuracies are the cause of the damage.

16.10.3.3	The Buyer will reimburse the expenses in accordance with Clause 16.6., for the Seller’s personnel required at the Buyer’s facility to conduct Airbus CBT Training and/or provide installation assistance.

16.10.4	License

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16.10.4.1	The Seller will grant the Buyer a license to use the Airbus CBT System, as defined in Appendix C to this Clause 16.

16.10.4.2	Supply of additional sets of courseware, as well as any extension of the license for such courseware, will be subject to terms and conditions to be mutually agreed.

16.10.5	The Seller will not be responsible and hereby disclaims any and all liabilities resulting from or in connection with the use by the Buyer of the training aids at the Buyer’s facilities.

16.11	Proprietary Rights

The Seller’s training data and documentation, Airbus CBT System and training aids are proprietary to the Manufacturer and its suppliers and the Buyer agrees not to disclose the content of the courseware or any information or documentation provided by the Seller in relation to training in whole or in part, to any third party without the prior written consent of the Seller, except as required by law or legal process or in connection with the enforcement of its rights hereunder.

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APPENDIX A TO CLAUSE 16

TRAINING ALLOWANCES

1.	FLIGHT OPERATIONS TRAINING

1.1	Flight Crew Training

The Seller will provide flight crew training (regular transition) ***** for ***** of the Buyer’s flight crews. In addition, the Seller will provide ***** dry full flight simulator time for an aggregate ***** hours.

1.2	Flight Crew Line Initial Operating Experience

The Seller will provide to the Buyer pilot instructor(s) for ***** months to assist with flight-crew initial operating experience.

The maximum number of pilot instructors present at the Buyer’s site at any one time will be limited to ***** pilot instructors.

1.3	Instructor Cabin Attendants’ Familiarization Course

The Seller will provide to the Buyer cabin attendants’ training ***** for up to ***** of the Buyer’s flight attendants. Seller will make available its door trainer equipment facilities for ***** hours, subject to a mutually agreed schedule.

1.4	Dispatch/Performance/Operations/Ground Support Course(s)

The Seller will provide to the Buyer ***** trainee days of dispatch/performance/ operations/ground handling training free of charge for the Buyer’s dispatchers, performance engineers and load-master specialists.

The above trainee days will be used solely for the dispatch/performance/operations training courses as defined in the Seller’s applicable Training Course Catalog.

2.	MAINTENANCE TRAINING

2.1	Maintenance Training Courses

The Seller will provide to the Buyer ***** trainee days of maintenance training ***** for the Buyers personnel.

These trainee days will be used solely for the Maintenance training courses as defined in the Sellers’ applicable Training Course Catalog.

2.2	Maintenance Initial Operating Experience Training

The Seller will provide to the Buyer maintenance instructor(s) at the Buyer’s base ***** for a period of ***** man-months.

***** Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

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APPENDIX A TO CLAUSE 16

3.	TRAINEE DAYS ACCOUNTING

Trainee days are counted as follows:

(i) For instruction at the Seller’s training centers or an affiliated training center, including, without limitation, a training center agreed by the parties should Seller’s training center in Miami not be available, one day of instruction for one (1) trainee equals one (1) trainee day. The number of trainees as confirmed by the Buyer ***** before the beginning of the course will be counted as the number of trainees considered to have taken the course.

(ii) For instruction outside of the Seller’s training centers or an affiliated training center, not including Practical Training, one (1) day of instruction by one (1) Seller instructor equals the actual number of trainees attending the course or a minimum of ***** trainee days.

(iii) For instruction outside of the Seller’s training center or affiliated training center that is Practical Training, one (1) day of instruction by one (1) Seller instructor equals the actual number of trainees attending the course or a minimum of ***** days.

(iv) If training is provided outside of the Seller’s training center or affiliated training centers specifically at the Seller’s request, Paragraph 3 (i) above shall be applicable to the trainee days accounting for such training facility.

4.	TRAINING AIDS AND CBT SYSTEM FOR BUYER’S TRAINING ORGANIZATION

4	The Seller will provide to the Buyer ***** “Airbus CBT System,” defined in Clause 2.1.3 of Appendix C to Clause 16, related to the Aircraft. The Seller will also provide free of charge updates to courseware in Clause 4.2 below when developed by the Manufacturer, continuing through to the third year following delivery of the last Aircraft.

4.1	The Airbus CBT System supplied to the Buyer will consist of

- ***** copies on CD-ROM of Airbus CBT installation/utilization guides

- ***** sets of CD-ROMs with run time software related to the delivered courseware.

- ***** CD-ROMs of cockpit panels for training.

For Flight Operations Training

The Airbus CBT courseware will be delivered with ***** copies on CD ROM with Airbus CBT courseware files

***** Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

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APPENDIX A TO CLAUSE 16

For Maintenance Training

The maintenance Airbus CBT courseware will be delivered with

- ***** copies on CD ROM with Airbus CBT courseware files

- ***** sets of electronic training documentation masters, whenever applicable

For Performance/Operations Training

The A320 Family performance/operations Airbus CBT Courseware will be delivered with

- *****·copies on CD ROMS with Airbus CBT courseware files

- ***** sets of electronic training documentation masters, whenever applicable·

For In-flight Training

The A320 Family maintenance Airbus CBT courseware will be delivered with

- ***** copies on CD ROM with Airbus CBT courseware files

- ***** sets of electronic training documentation masters, whenever applicable

***** Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

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APPENDIX B TO CLAUSE 16

MINIMUM RECOMMENDED QUALIFICATIONS

IN RELATION TO TRAINING REQUIREMENTS

(Standard Transition Courses)

The prerequisites listed below are the minimum recommended requirements specified for Airbus training. If the appropriate Aviation Authority or the specific airline policy of the trainee’s airline demand greater or additional requirements, such requirements will be considered as prerequisites.

- CAPTAIN prerequisites

. Fluency in English

. 1500 hours minimum flying experience as pilot

. 1000 hours experience on FAR/JAR 25 aircraft

. 200 hours experience as airline, corporate pilot or military pilot

. Must have flown transport type aircraft, as flying pilot.

- FIRST OFFICER prerequisites

.Fluency in English

. 500 hours minimum flying experience as pilot of fixed wing aircraft

. 300 hours experience on FAR/JAR 25 aircraft

. 200 hours flying experience as airline pilot or a corporate pilot or military pilot

. Must have flown transport type aircraft, as flying pilot

For both CAPTAIN and FIRST OFFICER, if one or several of the above criteria are not met, the trainee must follow

(i)	an adapted course or

(ii)	an Entry Level Training (ELT) program before entering the regular or the adapted course.

Such course(s), if required, will be at the Buyer’s expense.

- MAINTENANCE PERSONNEL prerequisites

(i)	For all Maintenance courses:

. Fluency in English

. Experience on first or second generation jet transport category aircraft

(ii)	Additional prerequisites (for Aircraft Rigging Engine Run-Up and Maintenance Initial Operating Course):

- Qualified as line or line and base mechanic on the relevant Airbus aircraft type (for Maintenance Initial Operating Experience Course).

NKS - A320 FAMILY – PA – Draft 4	69

Maintenance Training Difference Courses additional prerequisites:

Currently qualified on the base Aircraft.

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APPENDIX C TO CLAUSE 16

LICENSE FOR USE OF AIRBUS COMPUTER BASED TRAINING

1.	GRANT

The Manufacturer having developed and being the owner of a system software permitting the use of programmed instructions providing flight crew and maintenance training known as the “Airbus CBT Software”, and having granted a license for use of the Airbus CBT Software to Seller, which license entitles Seller to further sublicense the Airbus CBT Software to the Buyer, Seller hereby grants, and the Buyer hereby accepts, a non-exclusive, non-assignable and non-transferrable license (the “License”) to the Buyer for use of the Airbus CBT Software pursuant to the terms and conditions herein.

2.	DEFINITIONS

2.1	For the purpose of this Appendix C to Clause 16, the following definitions will apply:

2.1.1	“Airbus CBT Courseware” means the programmed instructions that provide flight crew and maintenance training.

2.1.2	“Airbus CBT Software” means the system software that permits the use of the Airbus CBT Courseware.

2.1.3	“Airbus CBT System” means the combination of the Airbus CBT Software and the Airbus CBT Courseware.

2.1.4	“Student/Instructor Mode” means the mode that allows the user to run the Airbus CBT Courseware.

2.1.5	“Airbus CBT Training” means the training enabling the Buyer to load and use the Airbus CBT System.
2.1.6	“User Guide” means the documentation, which may be in electronic format designed to assist the Buyer to use the Airbus CBT.

2.2	For the purpose of clarification, it is hereby stated that all related hardware required for the operation of the Airbus CBT System is not part of the Airbus CBT System and will be procured under the sole responsibility of the Buyer.

3.	COPIES

3.1	The Buyer will be permitted to copy the Airbus CBT Software for back-up and archiving purposes and for loading of the Airbus CBT Software exclusively on the Buyer’s workstations. In such cases, the Buyer will advise the Seller in writing stating the number and purpose of any copies made. Any other copying without Sellers consent is strictly prohibited.

3.2	The Buyer will reproduce the copyright and other notices as they appear on or within the original media on any copies that the Buyer makes of the Airbus CBT Software.

4.	TERM

The rights under this License are granted to the Buyer for as long as the Buyer operates the aircraft model to which the Airbus CBT Software and the Airbus CBT courseware apply. Within thirty (30) Working Days after the date upon which, the Buyer stops operating said Aircraft model, the Buyer will return the Airbus CBT System and any copies thereof to the Seller, accompanied by a certification that the Buyer has returned all existing copies.

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5.	PERSONAL ON-SITE LICENSE

5.1	The License granted herein is personal to the Buyer for use of the Airbus CBT System and is nontransferable and nonexclusive.

5.2.1	The Buyer may not (i) distribute or sublicense any portion of the Airbus CBT System to a third party, (ii) modify or prepare derivative works from the Airbus CBT Software, except as set forth in 6.1 herein (iii) publicly display visual output of the Airbus CBT Software, or (iv) transmit the Airbus CBT Software electronically by any means.

5.2.2	The Buyer will use the Airbus CBT exclusively in the technical environment defined in the User Guide.

Notwithstanding the above, the right to use the Airbus CBT on the Buyer’s internal network installation is granted to the Buyer, subject to the Buyer strictly complying with the conditions of use and the confidentiality commitments set forth in this Airbus CBT License.

6.	CONDITIONS OF USE

6.1	Use of the Airbus CBT Software

For the student delivery mode, the Buyer will use the Airbus CBT Software for the exclusive purpose of

(i)	including students on the roster for one or several courses syllabi in order to follow students’ progression,

(ii)	rearranging course syllabi or creating new syllabi using available courseware modules, it being understood that the Seller disclaims any responsibility regarding any course(s) that may be modified or rearranged by the Buyer.

6.2	Use of the Airbus CBT Courseware

The Buyer will use the Airbus CBT Courseware for the exclusive purpose of training its personnel, or third party personnel contracted to perform work on the

Aircraft on behalf of the Buyer. Such training will be performed at the Buyer’s facility or at a subcontractor’s facility, provided it is conducted by the Buyer’s personnel.

7.	PROPRIETARY RIGHTS AND NONDISCLOSURE

The Airbus CBT Software and Airbus CBT Courseware, the copyrights and any and all other author rights, intellectual, commercial or industrial proprietary rights of whatever nature in the Airbus CBT Software and Airbus CBT Courseware are and will remain with the Seller, the Manufacturer or their suppliers, as the case may be. The Airbus CBT Software and Airbus CBT Courseware and their contents are designated as confidential. The Buyer will not take any commercial advantage by copy or presentation to third parties of the Airbus CBT Software, the documentation, the Airbus CBT Courseware, and/or any rearrangement, modification or copy thereof.

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The Buyer acknowledges the Manufacturer’s proprietary rights in the Airbus CBT System and undertakes not to disclose the Airbus CBT Software or Airbus CBT Courseware or parts thereof or their contents to any third party without the prior written consent of the Seller. Insofar as it is necessary to disclose aspects of the Airbus CBT Software and Airbus CBT Courseware to the Buyer’s personnel, such disclosure is permitted only for the purpose for which the Airbus CBT Software and Airbus CBT Courseware are supplied to the Buyer under the License.

8.	LIMITED WARRANTY

8.1	The Seller warrants that the Airbus CBT System is prepared in accordance with the state of the art at the date of its development. Should the Airbus CBT System be found to contain any nonconformity or defect, the Buyer will notify the Seller promptly thereof and the sole and exclusive liability of the Seller under this Clause 8.1 of the Airbus CBT License will be to promptly correct the same at its own expense.

8.2	EXCLUSIVITY OF LIABILITY

THE WARRANTIES, OBLIGATIONS AND LIABILITIES OF THE SELLER AND REMEDIES OF THE BUYER SET FORTH IN THIS LICENSE AND IN THE PATENT AND COPYRIGHT INDEMNITY SET FORTH IN CLAUSE 13 OF THE AGREEMENT ARE EXCLUSIVE AND IN SUBSTITUTION FOR, AND THE BUYER HEREBY WAIVES, RELEASES AND RENOUNCES, ALL OTHER WARRANTIES, OBLIGATIONS AND LIABILITIES OF THE SELLER AND RIGHTS, CLAIMS AND REMEDIES OF THE BUYER AGAINST THE SELLER, EXPRESS OR IMPLIED, ARISING BY LAW OR OTHERWISE WITH RESPECT TO ANY NONCONFORMITY OR DEFECT IN AIRBUS CBT SYSTEM DELIVERED UNDER THIS LICENSE INCLUDING BUT NOT LIMITED TO:

ANY WARRANTY AGAINST HIDDEN DEFECTS;

ANY IMPLIED WARRANTY OF MERCHANTABILITY OR FITNESS;

ANY IMPLIED WARRANTY ARISING FROM COURSE OF PERFORMANCE, COURSE OF DEALING OR USAGE OF TRADE;

ANY OBLIGATION, LIABILITY, RIGHT, CLAIM OR REMEDY, WHETHER CONTRACTUAL OR IN TORT AND WHETHER OR NOT ARISING FROM THE SELLER’S NEGLIGENCE, ACTUAL OR IMPUTED; AND

ANY OBLIGATION, LIABILITY, RIGHT, CLAIM OR REMEDY FOR LOSS OR DAMAGE TO ANY AIRCRAFT, COMPONENT, EQUIPMENT, ACCESSORY OR PART THEREOF.

THE SELLER WILL HAVE NO OBLIGATION OR LIABILITY, HOWSOEVER ARISING, FOR LOSS OF USE, REVENUE OR PROFIT OR FOR ANY OTHER DIRECT, INCIDENTAL, OR CONSEQUENTIAL DAMAGES WITH RESPECT TO ANY

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NONCONFORMITY OR DEFECT IN THE AIRBUS CBT SYSTEM DELIVERED UNDER THIS LICENSE.

FOR THE PURPOSES OF THIS CLAUSE 8.2, THE “SELLER” WILL INCLUDE THE SELLER AND ITS AFFILIATES.

74

17	SUPPLIER PRODUCT SUPPORT

17.1	Equipment Supplier Product Support Agreements

17.1.1	The Seller will at no charge to the Buyer transfer to the Buyer the Supplier Product Support Agreements (“SPSA”) transferable to the Buyer from Suppliers of Seller Furnished Equipment listed in the Specification. These agreements are based on the “World Airlines and Suppliers Guide” and include Supplier commitments contained in the Supplier Product Support Agreements, such commitments including:

(i)	Technical data and manuals required to operate, maintain, service and overhaul the Supplier items will (a) be prepared in accordance with the applicable provisions of ATA Specification 100 and 101, in accordance with Clause 14 of this Agreement, (b) include revision service, and (c) be published in the English language. (The Seller recommends that software data, supplied in the form of an appendix to the Component Maintenance Manual, be provided in compliance with ATA Specification 102 up to level 3 to protect Supplier’s proprietary interests.)

(ii)	Warranties and guarantees, including Suppliers’ standard warranties, and in the case of Suppliers of landing gear, service life policies for selected landing gear structures.

(iii)	Training to ensure efficient operation, maintenance and overhaul of the Suppliers’ items for the Buyer’s instructors, shop and line service personnel.

(iv)	Spares data in compliance with ATA Specification 200 or 2000, initial provisioning recommendations, spares and logistics service, including routine and emergency deliveries.

(v)	Technical service to assist the Buyer with maintenance, overhaul, repair, operation and inspection of Supplier items as well as required tooling and spares provisioning.

17.2	Supplier Compliance

The Seller will monitor Supplier compliance with support commitments defined in the SPSA and will take action to assist the Buyer to enforce its rights under the SPSA, provided the Buyer has first used commercially reasonable efforts to enforce its rights independently

17.3	Supplier Part Repair Stations

The Seller has developed with the Suppliers a comprehensive network of repair stations in the United States of America and Canada for those Supplier Parts

NKS- A320 FAMILY – Draft 4	75

originating from outside these countries. As a result, most Supplier Parts are repairable in the United States and Canada. The repair stations in the network are listed in the AOG and Repair Guide.

Supplier Parts that have to be sent for repair outside the United States of America and Canada will be sent back to the Buyer with proper tagging as required by the FAA.

17.3.2	The Seller will support the Buyer in cases where the agreed repair turn time of an approved repair station is not met by causing free-of-charge loans or exchanges as specified in the relevant Supplier Product Support Agreements to be offered to the Buyer.

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18 -	BUYER FURNISHED EQUIPMENT

18.1	Administration

18.1.1	Without additional charge and in accordance with the Specification, the Seller will cause the Manufacturer to provide for the installation of the Buyer Furnished Equipment (“BFE”), provided that the BFE is referred to in the Airbus BFE Catalog of Approved Suppliers by Products valid at the time the BFE is ordered.

The Seller will cause the Manufacturer to advise the Buyer of the dates by and location to which, in the planned release of engineering for the Aircraft, the Seller requires a written detailed engineering definition. This description will include the definition of the dimensions and weight of BFE, the information related to its certification and information necessary for the installation and operation thereof. The Buyer will furnish such detailed description and information by the dates specified. Thereafter, no information, dimensions or weights will be revised unless authorized by an SCN.

The Seller will also provide the Buyer in due time with a schedule of dates and shipping addresses for delivery of BFE and (when requested by the Seller) additional spare BFE in order to permit installation of the BFE in the Aircraft and delivery of the Aircraft in accordance with the delivery schedule. The Buyer will provide the BFE by such dates in a serviceable condition, to allow performance of any assembly, test, or acceptance process in accordance with the industrial schedule.

The Buyer will also provide, when requested by the Manufacturer, at Airbus France S.A.S. works and/or at Airbus Deutschland Gmbh works, as applicable and needed, adequate field service, including support from BFE suppliers to act in a technical advisory capacity to the Seller in the installation, calibration and possible repair of any BFE.

18.1.2	The BFE will be imported into France or into Germany by the Buyer under a suspensive customs system (“Régime de l’entrepôt industriel pour fabrication coordonnée” or “Zollverschluss”) without application of any French or German tax or customs duty, and will be Delivered Duty Unpaid (DDU) (as defined in Incoterms 2000:ICC Official Rules for the Interpretation of Trade Terms, published by the International Chamber of Commerce), to

AIRBUS FRANCE S.A.S.
316 Route de Bayonne
31300
Toulouse FRANCE
or

AIRBUS DEUTSCHLAND GMBH
Division Hamburger Flugzeugbau

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Kreetslag 10

21129 HAMBURG

FEDERAL REPUBLIC OF GERMANY

18.1.3	If the Buyer requests the Seller to supply directly certain items that are considered BFE according to the Specification, and if such request is notified to the Seller in due time in order not to affect the delivery date of the Aircraft, the Seller may agree to order such items subject to the execution of an SCN reflecting the effect on price, escalation adjustment, and any other conditions of the Agreement. In such case the Seller will be entitled to the payment of a reasonable handling charge and will bear no liability in respect of delay and product support commitments for such items.

18.2	Requirements

The Buyer is responsible for assuring and warranting, at its expense, that BFE will (i) be manufactured by a qualified supplier and in accordance with the provisions of Clause 18.1.1. above, (ii) meet the requirements of the applicable Specification, (iii) comply with applicable requirements incorporated by reference to the Type Certificate and listed in the Type Certificate Data Sheet, and (iv) be approved by the applicable Aviation Authority delivering the Export Certificate of Airworthiness and by the Buyer’s Aviation Authority for installation and use on the Aircraft at the time of Delivery of such Aircraft. The Seller will be entitled to refuse any item of BFE that it considers incompatible with the Specification, the engineering definition mentioned above in Clause 18.1.1 or the certification requirements.

18.3	Buyer’s Obligation and Sellers Remedies

18.3.1	Any delay or failure in

(i)	furnishing the BFE in serviceable condition at the requested delivery date,

(ii)	complying with the Clause 18.2 or in providing the descriptive information or service representatives required by Clause 18.1.1, or

(iii)	obtaining any required approval for such equipment under the Aviation Authorities’ regulations may delay the performance of any act to be performed by the Seller, and cause the Final Contract Price of the Aircraft to be adjusted in accordance with the updated delivery schedule, including, in particular, the costs the Seller incurs that are attributable to the delay or failure described above, such as storage, taxes, insurance and costs of out of sequence installation.

18.3.2	In addition to the consequences outlined in Clause 18.3.1, in the event of a delay or failure described in Clause 18.3.1,

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(i)	the Seller may select, purchase and install equipment similar to the BFE at issue, in which event the Final Contract Price of the affected Aircraft will also be increased by the purchase price of such equipment, plus reasonable costs and expenses incurred by the Seller fo handling charge transportation, insurance, packaging and, if required and not already provided for in the price of the Aircraft, for adjustment and calibration; or

(ii)	if the BFE is delayed more than ***** days beyond, or unapproved within, ***** days of the date referenced in Clause 18.1.1, then the Seller may deliver or the Buyer may elect to have the Aircraft delivered without the installation of such BFE, notwithstanding the terms of Clause 7.2 insofar as it may otherwise have applied, whereon the Seller will be relieved of all obligations to install such equipment.

18.4	Title and Risk of Loss

Title to and risk of loss of BFE will at all times remain with the Buyer, except that risk of loss (limited to cost of replacement of said BFE and excluding in particular loss of use) will be with the Seller for as long as the BFE is in the care, custody and control of the Seller.

18.5	Disposition of BFE Following Termination

18.5.1	If a termination of this Agreement pursuant to the provisions of Clause 21 hereof occurs with respect to an Aircraft in which all or any part of the BFE has been installed prior to the date of such termination, the Seller will be entitled, but not required, to remove all items of BFE which can be removed without damage to the Aircraft and to undertake commercially reasonable efforts to facilitate the sale of such items of BFE to other customers, retaining and applying the proceeds of such sales to reduce Seller’s damages resulting from the termination.

18.5.2	The Buyer will cooperate with the Seller in facilitating the sale of BFE pursuant to Clause 18.5.1 above and will be responsible for all costs incurred by the Seller in removing and facilitating the sale of such BFE. The Buyer will reimburse the Seller for all such costs within five (5) Business Days of receiving documentation of such costs from the Seller.

18.5.3	The Seller will notify the Buyer as to those items of BFE not sold by the Seller pursuant to Clause 18.5.1 above and, at the Seller’s request, the Buyer will undertake to remove such items from the Seller’ facility within thirty (30) days of the date of such notice. The Buyer will have no claim against the Seller for damage or destruction of any item of BFE removed from the Aircraft and notremoved from Seller’s facility within such period.

18.5.4	The Buyer will have no claim against the Seller for damage to or destruction of any item of BFE damaged or destroyed in the process of being deinstalled from the Aircraft, provided that the Seller will use reasonable care in such deinstallation.

***** Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

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18.5.5	The Buyer at no cost to the Seller will grant title to the Seller for any BFE items that cannot be removed from the Aircraft without causing damage to the Aircraft or rendering any system in the Aircraft unusable.

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19 - INDEMNITIES AND INSURANCE

19.1	Seller’s Indemnities

(a) The Seller will, except in the case of gross negligence or willful misconduct of the Buyer, it’s directors, officers, agents, or employees, be solely liable for and will indemnify and will hold the Buyer, its Affiliates, and their respective shareholders, members, directors, officers, lenders, agents and employees and their insurers (the “Buyer Parties”) harmless against all losses, liabilities, claims, damages, costs and expenses, including court costs and reasonable attorneys’ fees (“Losses”), arising from claims for injuries to, or deaths of, the Seller’s, Manufacturer’s any Associated Contractor’s or their respective subcontractors, Affiliates and Suppliers or the directors, officers, agents or employees of any of the foregoing (the “Seller Parties”) , or loss or damage to property of any Seller Party. when such losses occur during or are incidental to (i) the Buyer’s exercise of its inspection rights under Clause 6, (ii)·the Technical Acceptance Process described in Clause 8, (iii) the provision of Field Assistance pursuant to Clause 15 or (iv) the provision of training pursuant to Clause 16.

(b) The Seller will, except in the case of gross negligence or willful misconduct of the Buyer, its directors, officers, agents, or employees, be solely liable for and will indemnify and will hold the Buyer Parties, and each of them harmless against all losses, liabilities, claims, damages, costs and expenses, including court costs and reasonable attorneys’ fees Losses, arising from claims for injuries to or deaths of third parties, or loss of property of third parties, occurring during, or incidental to (i) the Buyer’s exercise of its inspection rights pursuant to Clause 6 or (ii) the Technical Acceptance Process described in Clause 8.

19.2	Buyer’s Indemnities

The Buyer will, except in the case of gross negligence or willful misconduct of the Seller, its directors, officers, agents and employees, be solely liable for and will indemnify and will hold the Seller Parties and each of them harmless against all Losses arising from:

(a)	claims for injuries to or deaths of the Buyer’s directors, officers, agents or employees, or loss or damage to property of the Buyer or its employees or agents, when such losses occur during or are incidental to (i) the Buyer’s exercise of its inspection rights under Clause 6; (ii) the Technical Acceptance Process described in Clause 8, (iii) the provision of Field Assistance pursuant to Clause 15, or (iv) the provision of training pursuant to Clause 16; and

(b)	claims for injuries to or deaths of third parties, or loss of property of third parties, where such losses occur during or incidental to (i) the provision of Field Services under Clause 15 or (ii) arise out of the provision of training pursuant to Clause 16.

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19.3	Notice and Defense of Claims

(a)	If any claim is made or suit is brought against a party or entity entitled to indemnification under this Clause 19 (the “Indemnitee”) for damages for which liability has been assumed by the other party under this Clause 19, (the “Indemnitor”), the Indemnitee will promptly give notice to the Indemnitor and the Indemnitor (unless otherwise requested by the Indemnitee) will assume and conduct the defense, or settlement, of such suit, as the Indemnitor will deem prudent. Notwithstanding the foregoing, no settlement or compromise will be made without the prior written consent of any Indemnitee if such settlement or compromise would result in the imposition of an injunction or other equitable relief upon such Indemnitee, or if such Indemnitee is not unconditionally and irrevocably released from liabilities or obligations with respect to such suit or claim. Notice of the claim or suit will be accompanied by all information pertinent to the matter as is reasonably available to the Indemnitee and will be followed by such cooperation by the Indemnitee as the Indemnitor or its counsel may reasonably request at the expense of the Indemnitor. The Indemnitee may participate, at its own expense, with Indemnitor in the defense or appeal of any such claim or suit, with attorneys of its choosing; provided that the Indemnitor retains sole control and authority regarding any such defense, compromise, settlement, appeal, or similar action, subject to all other provisions of this Clause 19.3(a).

(b)	If the Indemnitor fails or refuses to assume the defense of any claim or lawsuit notified to it under this Clause 19, the Indemnitee will have the right to proceed with the defense or settlement of the claim or lawsuit as it deems prudent and will have a claim over against the Indemnitor for any judgments, settlements, costs or expenses, including reasonable attorneys’ fees. Further, in such event, the Indemnitor will be deemed to have waived any objection or defense to the Indemnitee’s claim based on the reasonableness of any settlement.

19.4	Insurance

19.4.1	For all training periods on aircraft, the Buyer will cause the Seller, as defined in Clause 19.3 hereof, its Affiliates, and its Suppliers, and their respective insurers to be named as additional insureds under the Buyer’s Comprehensive Aviation Legal Liability insurance policies, including War Risks and Allied Perils, to the extent of the Buyer’s undertaking set forth in Clause 19.2. With respect to the Buyer’s Hull All Risks and Hull War Risks insurances and Allied Perils, the Buyer will cause the insurers of the Buyer’s hull insurance policies to waive all rights of subrogation against the Seller, as defined in Clause 19.3 hereof, its Affiliates, it Suppliers, and their insurers, to the extent of the Buyer’s undertaking set forth in Clause 19.2.

Any applicable deductible will be borne by the Buyer. With respect to the above policies, the Buyer will furnish to the Seller, not less than five (5) Working Days

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prior to the start of any such training period, certificates of insurance, in English, evidencing the limit of liability cover and period of insurance in a form reasonably acceptable to the Seller from the Buyer’s insurance broker(s) certifying that such policies have been endorsed as follows:

(i)	under the Comprehensive Aviation Legal Liability Insurances, the Buyer’s policies are primary and non-contributory to any insurance maintained by the Seller.

(ii)	Such insurance, can only be cancelled or materially altered by the giving of not less than ***** days (but ***** days or such lesser period as may be customarily available in respect of War Risks and Allied Perils) prior written notice thereof to the Seller; and

(iii)	Under any such cover, all rights of subrogation against the Seller, its Affiliates, its Suppliers and their respective insurers, have been waived to the extent of the Buyer’s undertaking and specially referring to Clause 19.2 and to this Clause 19.4.

For the purposes of this Clause 19, “the Seller and its Affiliates” includes but is not limited to the Seller, its Affiliates, ANACS, Hua-Ou Airbus – CASC Aviation Training Center, the Associated Contractors, Airbus S.A.S. and its shareholders, each of the associated subcontractors, the assignees of each of the foregoing, and their respective directors, agents and employees.

19.4.2	At the request of the Buyer, the Seller will furnish to the Buyer, certificates of insurance in English, evidencing the limits of liability cover and period of insurance covering the Seller’s undertaking in Clause 19.1, in a form reasonably acceptable to the Buyer from the Seller’s insurance broker(s) certifying that such policies have been endorsed as follows:

(i)	the Seller’s policies are primary and non-contributory to any insurance maintained by the Buyer.

(ii)	Such insurance can only be cancelled or materially altered by the giving of not less than ***** days prior written notice thereof to the Buyer.

***** Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

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20	- ASSIGNMENTS AND TRANSFERS

20.1	Assignments by Buyer

Except as hereinafter provided, the Buyer may not sell, assign or transfer its rights or obligations under this Agreement to any person without the prior written consent of the Seller.

20.2	Assignments on Sale, Merger or Consolidation

The Buyer will be entitled to assign its rights under this Agreement at any time due to a merger, consolidation or a sale of all or substantially all of its assets, provided the Buyer first obtains the written consent of the Seller. The Seller will provide its consent if

(i)	the surviving or acquiring entity is organized and existing under the laws of the United States;

(ii)	the surviving or acquiring entity has executed an assumption agreement, in form and substance reasonably acceptable to the Seller, agreeing to assume all of the Buyer’s Obligations under this Agreement;

(iii)	at the time, and immediately following the consummation, of the merger, consolidation or sale, no event of default exists or will have occurred and be continuing;

(iv)	there exists with respect to the surviving or acquiring entity no basis for a Termination Event within the meaning of Clause 21 of this Agreement;

(v)	the surviving or acquiring entity holds an Operating Certificate issued by the [FAA or relevant Aviation Authority] at the time, and immediately following the consummation, of such sale, merger or consolidation; and

(vi)	following the sale, merger or consolidation, in a financial condition at least equal to that of the Buyer at time of execution of the Agreement.

20.3	Designations by Seller

The Seller may at any time by notice to the Buyer designate facilities or personnel of the Manufacturer, ANACS, any of the Associated Contractors or any Affiliate of the Manufacturer or any Affiliate of an Associated Contractor at which or by whom the services to be performed under this Agreement will be performed. The Seller may also designate the Manufacturer or any Affiliate of an Associated Contractor as the party responsible on behalf of the Seller for providing to the Buyer all or any of the Agreement. Notwithstanding such designation, the Seller will remain ultimately responsible for fulfillment of all obligations undertaken by the Seller in this Agreement.

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20.4	Transfer of Rights and Obligations upon Reorganization

If at any time before the date upon which all the obligations and liabilities of the Seller under this Agreement have been discharged, the legal structure, the membership or the business of the Seller is reorganized or the legal form of the Seller is changed and as a consequence thereof the rights and obligations of the Seller must be transferred to another entity within the restructured Airbus group (or the Seller in its new legal form) (“Newco”) as, the Seller will promptly notify the Buyer of such transfer, and must be transferred to.

In such event, the Seller may request the Buyer to enter into a novation agreement and/or other agreement having the same effect whereby the Seller’s rights and obligations under this Agreement are novated or transferred in favor of Newco. Upon receipt of such request, the Buyer will enter into a novation agreement and/or other appropriate agreement, provided that the Buyer’s rights and obligations under this Agreement are not materially adversely affected by such novation and/or other agreement.

Until any such novation agreement/other appropriate documentation has come into effect, this Agreement will remain in full force and effect, and each party will act diligently and in good faith to implement the novation agreement and/or other appropriate documentation as soon as practicable after Newco has come into existence.

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21	TERMINATION

21.1	Termination Events

Each of the following (“Termination Event”) will constitute an occurrence entitling the Seller to cancel all or part of this Agreement, based on a breach by the Buyer:

(1)	The Buyer or any of its Affiliates will commence in any jurisdiction any case, proceeding or other action with respect to the Buyer or any of its Affiliates or their respective properties relating to bankruptcy, insolvency, reorganization, winding-up, liquidation, dissolution or other relief from, or with respect to, or readjustment of, its debts or obligations.

(2)	An action is commenced in any jurisdiction seeking the appointment of a receiver, trustee, custodian or other similar official for the Buyer or any of its Affiliates or for all or any substantial part of their respective assets, and such action remains unstayed, undismissed or undischarged for sixty (60) days, or the Buyer or any of its Affiliates makes a general assignment for the benefit of its creditors.

(3)	An action is commenced in any jurisdiction against the Buyer or any of its Affiliates seeking issuance of a warrant of attachment, execution, distraint or similar process against all or any substantial part of their respective assets, and such action remains unstayed, undismissed or undischarged for sixty (60) days.

(4)	The Buyer or any of its Affiliates becomes the object, in any jurisdiction, of a case, proceeding or action similar or analogous to any of the events mentioned in Sub-clause 21.1.1(1), (2) or (3).

(5)	The Buyer or any of its Affiliates does not, or is unable to, or admits in writing its inability to, pay its debts as they become due.

(6)	The Buyer commences negotiations with significant creditors, existing or potential, with the intention of restructuring all or substantially all of either’s outstanding obligations or in preparation for a bankruptcy filing under the U.S. Bankruptcy Code

(7)	The Buyer or any of its Affiliates fails to make (i) any payment required to be made under this Agreement or any other material agreement between the Buyer or any of its Affiliates and the Seller or any of its Affiliates when such payment is due, (ii) any Predelivery Payment required to be made under this Agreement when such payment is due, or (iii) payment of all or part of the Final Contract Price of any Aircraft required to be made under this Agreement

(8)	The Buyer repudiates, cancels or terminates this Agreement in whole or in part.

(9)	The Buyer defaults in its obligation to take delivery of an Aircraft as provided in this Agreement.

Spirit Airlines - A320 FAMILY – PA	86

(10)	The Buyer or any of its Affiliates defaults in the observance or performance of any other covenant, undertaking or obligation contained in this Agreement or any other material agreement between the Buyer or its Affiliates, on the one hand, and the Seller or its Affiliates on the other hand, provided that, if such breach or default is capable of being cured, such breach or default is not cured within any specified cure period, or if no cure period is specified, within ten (10) days of such breach or default.

(11)	Any other event that the parties will have agreed in writing constitutes a Termination Event hereunder.

21.1.2	If a Termination Event occurs, the Buyer will be in material breach of this Agreement, and the Seller will have the right to resort to any remedy under applicable law, and may, without limitation, by written notice to the Buyer, immediately:

(1)	Elect to: (i) suspend its performance under this Agreement with respect to any or all Aircraft and/or (ii) reschedule the Schedule Delivery Month of any or all Aircraft remaining to be delivered under this Agreement, (iii) reschedule the date for performance under this Agreement with respect to any or all equipment, Aircraft services, data and other items, and/or (iv) cancel or terminate this Agreement (a “Termination”) with respect to any or all Aircraft, and/or equipment, services, data and/or other items related thereto;

(2)	In addition, claim and receive payment from the Buyer of a sum equal to Seller’s actual damages resulting from Seller’s exercise of the remedies set forth in the foregoing 21.1.2 (1) (i), (ii) or (iii) and, in the case of a Termination under the foregoing 21.1.2(iv) only, the Seller shall not be entitled to claim actual damages, but shall be entitled to receive payment from the Buyer, as liquidated damages and not as a penalty, an amount equal to, for each Affected Aircraft (as defined below), the sum of (A) the greater of (a) all Predelivery Payments previously received by the Seller from the Buyer under this Agreement with respect to such Aircraft and (b) the amount set forth as follows:

a.

if the Applicable Date (as defined below) occurs before the first day of the 36th month prior to the Scheduled Delivery Month of such Aircraft: one percent (1%) of the Escalated Price per such Aircraft,

b.

if the Applicable Date occurs on or after the first day of the 36th month but before the first day of the 30th month prior to the Scheduled Delivery Month of such Aircraft: four percent (4%) of the Escalated Price per such Aircraft,

c.

if the Applicable Date occurs on or after the first day of the 30th month but before the first day of the 24th month prior to the Scheduled Delivery Month of such aircraft: 10 percent (10%) of the Escalated Price per such Aircraft,

d.

if the Applicable Date occurs on or after the first day of the 24th month but before the first day of the 18th month prior to the Scheduled Delivery Month of such Aircraft: fifteen percent (15%) of the Base Price per such Aircraft, such Escalated Price per such Aircraft,

e.

if the Applicable Date occurs on or after the first day of the 18th month but before the first day of the 12th month prior to the Scheduled Delivery Month of such Aircraft: twenty percent (20%) of the Escalated Price per such Aircraft,

f.	if the Applicable Date occurs on or after the first day of the 12th month but before the first day of the 9th month prior to the Scheduled Delivery Month of such Aircraft: twenty-five percent (25%) of the Escalated Price per such Aircraft, and

g.	if the Applicable Date occurs on or after the first day of the 9th month but before and including the Delivery Date of such Aircraft: thirty-five percent (35%) of the Escalated Price per such Aircraft, and

(B)	is interest on the foregoing amounts at the rate of 1.5% per month from the relevant Applicable Date to the date of actual payment of such amount.

Spirit Airlines - A320 FAMILY – PA	87

21.1.3	Actual or liquidated damages shall be payable by Buyer promptly, and in any event within ten (10) days of the date of written notice and demand therefor from Seller, such demand to set forth in reasonable detail the calculation of such actual or liquidated damages and shall identify the Termination Event upon which the Seller is relying. The parties agree that the remedy of liquidated damages is not to be denied to the Seller due to the inability of Seller to deliver a notice and demand for payment thereof due to the operation of law following a bankruptcy or other Termination Event under Sub-clause 21.1(1) – (4). The parties further agree that in circumstances where a Termination Event has occurred and the Seller does not cancel this Agreement as to any or all Aircraft, but instead seeks to recover its actual damages resulting therefrom, the amount of actual damages payable by the Buyer shall not exceed the amount of liquidated damages that could have been claimed by Seller pursuant to Clause 21.2 (2) had the Seller elected to claim, as a result of such Termination Event, liquidated damages pursuant to Clause 21.2(2).

21.1.4	The parties to this Agreement are commercially sophisticated parties represented by competent counsel. The parties expressly agree and declare that damages for material breach of this Agreement by the Buyer resulting in a Termination of this Agreement as to any or all Aircraft have been liquidated at amounts which are reasonable in light of the anticipated or actual harm caused by the Buyer’s breach, the difficulties of proof of loss and the nonfeasibility of otherwise obtaining an adequate remedy. It is understood and agreed by the parties that the amount of liquidated damages set forth herein is the total amount of monetary damages, no more and no less, to which the Seller will be entitled for and with respect to any Aircraft as recovery for material breach of this Agreement by Buyer resulting in a Termination by the Seller of this Agreement as to such Aircraft.

21.1.5	The terms “Affected Aircraft”, “Applicable Date and “Escalated Price” are defined as follows:

(i)	“Affected Aircraft” – (a) any or all Aircraft with respect to which the Seller has cancelled or terminated this Agreement pursuant to Sub-clause 21.1.2(1)(iv).

(ii)	“Applicable Date” – for any Affected Aircraft the date of the Termination Event which the Seller specifies in its notice and demand for payment of liquidated damages delivered under Sub-Clause 21.1(3).

(iii)	“Escalated Price” –·the sum of (i) the Base Price of the Airframe (set forth in Clause 3.1.1 hereof), (ii) the Base Price of SCNs and MSCNs entered into after the date of this Agreement, and (iii) the reference Price of the Propulsion systems, all as escalated to the Applicable Date in accordance with the provisions of Clause 4 of this Agreement.

21.1.6	Promptly upon obtaining knowledge of the occurrence of a Termination Event by the Buyer, the Buyer will notify the Seller of such occurrence in writing, provided, that

Spirit Airlines - A320 FAMILY – PA	88

any failure by the Buyer to notify the Seller will not prejudice the Seller’s rights or remedies hereunder.

21.2	If at any time prior to Scheduled Delivery Date of an Aircraft, the Seller has reasonable grounds for insecurity as to the ability of the Buyer to perform its obligation to take Delivery of such Aircraft, then the Seller will send the Buyer a written demand for adequate assurance of performance. If adequate assurance acceptable to the Seller is not received within thirty days following the date of such written demand, then the Seller will have the right to either (a) exercise the remedies provided under Section 2-609 of the Uniform Commercial Code or (b) exercise any of its remedies under Clause 21.2 of this Agreement.

21.3	*****

***** Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

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22-	MISCELLANEOUS PROVISIONS

22.1	Data Retrieval

On the Seller’s reasonable request, the Buyer will provide the Seller with all the necessary data, as customarily compiled by the Buyer and pertaining to the operation of the Aircraft, to assist the Seller in making an efficient and coordinated survey of all reliability, maintenance, operational and cost data with a view to improving the safety, availability and operational costs of the Aircraft.

22.2	Notices

All notices and requests required or authorized hereunder will be given in writing either by personal delivery to a responsible officer of the party to whom the same is given or by commercial courier, certified air mail (return receipt requested) or facsimile at the addresses and numbers set forth below. The date on which any such notice or request is so personally delivered, or if such notice or request is given by commercial courier, certified air mail or facsimile, the date on which sent, will be deemed to be the effective date of such notice or request.

The Seller will be addressed at:

2, rond-point Maurice Bellonte
31700 BLAGNAC FRANCE
Attention: Director – Contracts

Telephone: 33 05 61 30 40 12
Telecopy: 33 05 61 30 40 11

The Buyer will be addressed at:

Spirit Airlines, Inc.
2800 Executive Way
Miramar, FL 33025

Attention: Legal Department /General Counsel

Telephone: 954-447-7914
Fax: 954-447-7854

From time to time, the party receiving the notice or request may designate another address or another person.

22.3	Waiver

The failure of either party to enforce at any time any of the provisions of this Agreement, to exercise any right herein provided or to require at any time

Spirit Airlines - A320 FAMILY – PA	90

performance by the other party of any of the provisions hereof will in no way be construed to be a present or future waiver of such provisions nor in any way to affect the validity of this Agreement or any part hereof or the right of the other party thereafter to enforce each and every such provision. The express waiver by either party of any provision, condition or requirement of this Agreement will not constitute a waiver of any future obligation to comply with such provision, condition or requirement.

22.4	INTERPRETATION AND LAW

THIS AGREEMENT WILL BE GOVERNED BY AND CONSTRUED AND THE PERFORMANCE THERE OF WILL BE DETERMINED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT GIVING EFFECT TO ITS CONFLICTS OF LAWS PROVISIONS THAT WOULD RESULT IN THE APPLICATION OF THE LAW OF ANY OTHER JURISDICTION.

Each of the Seller and the Buyer (i) hereby irrevocably submits itself to the nonexclusive jurisdiction of the courts of the state of New York, New York County, or the United States District Court for the Southern District of New York, for the purposes of any suit, action or other proceeding arising out of this Agreement, the subject matter hereof or any of the transactions contemplated hereby brought by any party or parties hereto, and (ii)hereby waives, and agrees not to assert, by way of motion, as a defense or otherwise, in any such suit, action or proceeding, to the extent permitted by applicable law, any defense based on sovereign or other immunity or that the suit, action, or proceeding which is referred to in clause (i) above is brought in an inconvenient forum, that the venue of such suit, action or proceeding is improper, or that this Agreement or the subject matter hereof or any of the transactions contemplated hereby may not be enforced in or by these courts.

THE PARTIES HEREBY ALSO AGREE THAT THE UNITED NATIONS CONVENTION ON CONTRACTS FOR THE INTERNATIONAL SALE OF GOODS WILL NOT APPLY TO THIS TRANSACTION.

22.4.1	The Buyer for itself and its successors and assigns hereby designates and appoints the Secretary of the Buyer duly elected from time to time as its legal agent and attorney-in-fact upon whom all processes against the Buyer in any suit, action or proceeding in respect of any matter as to which it has submitted to jurisdiction under Clause 22.4 may be served with the same effect as if the Buyer were a corporation organized under the laws of the State of New York and had lawfully been served with such process in such state, it being understood that such designation and appointments will become effective without further action on the part of the Buyer or its Corporate Secretary.

22.4.2	The assumption in Clause 22.4.1 above made for the purpose of effecting the service of process will not affect any assertion of diversity by either party hereto

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initiating a proceeding in the New York Federal Courts or seeking transfer to the New York Federal Courts on the basis of diversity.

22.4.3	Service of process in any suit, action or proceeding in respect of any matter as to which the Seller or the Buyer has submitted to jurisdiction under Clause 22.4 may be made on the Seller by delivery of the same personally or by dispatching the same via Federal Express, UPS, or similar international air courier service prepaid to, CT Corporation, New York City offices as agent for the Seller, it being agreed that service upon CT Corporation will constitute valid service upon the Seller or by any other method authorized by the laws of the State of New York, and (ii) may be made on the Buyer by delivery of the same personally or by dispatching the same by Federal Express, UPS, or similar international air courier service prepaid, return receipt requested to: Corporate Secretary, Spirit Airlines, Inc. at 2800 Executive Way, Miramar, FL 33025, or by any other method authorized by the laws of the State of New York; provided in each case that failure to deliver or mail such copy will not affect the validity or effectiveness of the service of process.

22.5	Waiver of Jury Trial

EACH OF THE PARTIES HERETO WAIVES ITS RIGHT TO TRIAL BY JURY IN ANY LITIGATION ARISING OUT OF OR RELATING TO THIS AGREEMENT AND FOR ANY COUNTERCLAIM OR CROSS-CLAIM THEREIN.

22.6	No Representations outside of this Agreement.

The parties declare that, prior to the execution of this Agreement, they, with the advice of their respective counsel, apprised themselves of sufficient relevant data in order that they might intelligently exercise their own judgments in deciding whether to execute this Agreement and in deciding on the contents of this Agreement. Each party further declares that its decision to execute this Agreement is not predicated on or influenced by any declarations or representations by any other person, party, or any predecessors in interest, successors, assigns, officers, directors, employees, agents or attorneys of any said person or party, except as set forth in this Agreement. This Agreement resulted from negotiation involving counsel for all of the parties hereto, and no term herein will be construed or interpreted against any party under the contra proferentum or any related doctrine.

22.7	Confidentiality

Subject to any legal or governmental requirements of disclosure, the parties (which for this purpose will include their employees, agents and advisors) will maintain the terms and conditions of this Agreement and any reports or other data furnished hereunder strictly confidential, except as required by applicable law or pursuant to legal process. Without limiting the generality of the foregoing, the Buyer will use its best efforts to limit the disclosure of the contents of this Agreement to the extent legally permissible in any filing required to be made by

Spirit Airlines - A320 FAMILY – PA	92

the Buyer with any governmental agency and will make such applications as will be necessary to implement the foregoing. With respect to any public disclosure or filing, the Buyer agrees to submit to the Seller a copy of the proposed document to be filed or disclosed and, to the extent legally permissible, to give the Seller a reasonable period of time in which to review said document. The Buyer and the Seller will agree to any public disclosure or filing prior to the making of any such public disclosure or filing, permitted hereunder, of this Agreement or the terms and conditions thereof. Each party will be responsible for any and all respective expenses incurred to maintain the confidentiality of this Agreement.

Notwithstanding anything herein to the contrary, any party to this Agreement (and any employee, representative, or other agent of any party to this Agreement) may disclose to any and all persons, without limitation of any kind, the tax treatment and tax structure of the transactions contemplated by this Agreement and all materials of any kind (including opinions or other tax analyses) that are provided to it relating to such tax treatment and tax structure, provided, however, that this sentence will not permit disclosure of any information to the extent not related to the tax aspects of the transaction. The parties to this Agreement acknowledge that they have no knowledge or reason to know that such disclosure is otherwise limited. The provisions of this Clause 22.7 will survive any termination of this Agreement.

22.8	Severability

If any provision of this Agreement should for any reason be held to be without effect, the remainder of this Agreement will remain in full force and effect. To the extent permitted by applicable law, each party hereto hereby waives any provision of law which renders any provision of this Agreement prohibited or unenforceable in any respect.

22.9	Alterations to Contract

This Agreement, including its Exhibits and Appendixes, contains the entire agreement between the parties with respect to the subject matter hereof and thereof and supersedes any previous understanding, commitments or representations whatsoever, whether oral or written. This Agreement will not be varied except by an instrument in writing of even date herewith or subsequent hereto executed by both parties or by their fully authorized representatives.

22.10	Inconsistencies

In the event of any inconsistency between the terms of this Agreement and the terms contained in either (i) the Specification annexed in Exhibits A-1 and A-2 hereto, or (ii) any other Exhibit hereto, in each such case the terms of Clauses 0 through 23 of this Agreement will prevail over the terms of the Specification or any other Exhibit hereto.

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22.11	Language

All correspondence, documents and any other written matters in connection with this Agreement will be in English.

22.12	Headings

All headings in this Agreement are for convenience of reference only and do not constitute a part of this Agreement

22.13	Counterparts

This Agreement may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered will be an original, but all such counterparts will together constitute but one and the same instrument.

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23.	CERTAIN REPRESENTATIONS OF THE PARTIES

23.1	Buyer’s Representations

The Buyer represents and warrants to the Seller:

(i)	the Buyer is a corporation organized and existing in good standing under the laws of the State of Delaware and has the corporate power and authority to enter into and perform its obligations under this Agreement;

(ii)	neither the execution and delivery by the Buyer of this Agreement, nor the consummation of any of the transactions by the Buyer contemplated thereby, nor the performance by the Buyer of the obligations thereunder, constitutes a breach of any agreement to which the Buyer is a party or by which its assets are bound;

(iii)	this Agreement has been duly authorized, executed and delivered by the Buyer and constitutes the legal, valid and binding obligation of the Buyer enforceable against the Buyer in accordance with its terms.

23.2	Seller’s Representations

The Seller represents and warrants to the Buyer:

(i)	the Seller is a société à responsabilité limitée organized and existing in good standing under the laws of the Republic of France and has the corporate power and authority to enter into and perform its obligations under the Agreement;

(ii)	neither the execution and delivery by the Seller of this Agreement, nor the consummation of any of the transactions by the Seller contemplated thereby, nor the performance by the Seller of the obligations thereunder, constitutes a breach of any agreement to which the Seller is a party or by which its assets are bound;

(iii)	this Agreement has been duly authorized, executed and delivered by the Seller and constitutes the legal, valid and binding obligation of the Seller enforceable against the Seller in accordance with its terms.

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IN WITNESS WHEREOF, these presents were entered into as of the day and year first above written.

AVSA, S.A.R.L.

By:	/s/ illegible

Title:

SPIRIT AIRLINES, INC.

By:	/s/ illegible

Title:

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EXHIBIT A-1

A319 Standard Specification

The A319 Standard Specification is contained in a separate folder.

EXHIBIT A-2

A320 Standard Specification

The A320 Standard Specification is contained in a separate folder.

EXHIBIT A-3

A321 Standard Specification

The A321 Standard Specification is contained in a separate folder.

EXHIBIT A-4

*****

EXHIBIT B-1

AVSA SPECIFICATION CHANGE NOTICE (SCN)	SCN No. Issue Dated Page No.

  TITLE

  DESCRIPTION

  EFFECT ON WEIGHT

  Manufacturer’s Weight Empty Change:

  Operational Weight Empty Change:

  Allowable Payload Change:

  REMARKS/REFERENCES

  Response to RFC

  SPECIFICATION CHANGED BY THIS SCN

  THIS SCN REQUIRES PRIOR OR CONCURRENT ACCEPTANCE OF THE FOLLOWING SCN(s)

PRICE PER AIRCRAFT US DOLLARS: AT DELIVERY CONDITIONS: This change will be effective on Aircraft No. and subsequent provided approval is received by .

BUYER APPROVAL		SELLER APPROVAL

By:		By:

Title:	(Authorized Finance Department Officer)	Date:

By:

Title:	(Authorized maintenance or flight operations officer)

Date:

Spirit Airlines – A320 Family	Page 1 of 2

EXHIBIT B-1

AVSA SPECIFICATION CHANGE NOTICE (SCN)	SCN No. Issue Dated Page No.

  SCOPE OF CHANGE (FOR INFORMATION ONLY)

Spirit Airlines – A320 Family	Page 2 of 2

EXHIBIT B-2
Airline
MANUFACTURER’S SPECIFICATION	MSCN Number
CHANGE NOTICE	Issue
Dated
(MSCN)	Page	1 of 3

    Title:

    Description

    Effect on weight

Manufacturer’s Weight Empty Change	:
Operational Weight Empty Change	:
Allowable Payload Change	:

    Remarks / References

    Specification changed by this MSCN

    Price per aircraft

        US DOLLARS :

        AT DELIVERY CONDITIONS :.

This change will be effective on Provided MSCN is not rejected by	AIRCRAFT N°	and subsequent.

Buyer Approval	Seller Approval

By:	By:

Date:	Date:

EXHIBIT B-2
Airline
MANUFACTURER’S SPECIFICATION	MSCN Number
CHANGE NOTICE	Issue
Dated
(MSCN)	Page	2 of 3

    Specification repercussion:

After contractual agreement with respect to weight, performance, delivery, etc, the indicated part of the specification wording will read as follows:

EXHIBIT B-2
Airline
MANUFACTURER’S SPECIFICATION	MSCN Number
CHANGE NOTICE	Issue
Dated
(MSCN)	Page	3 of 3

Scope of change (FOR INFORMATION ONLY)

EXHIBIT C

SELLER SERVICE LIFE POLICY

1.	The Items of primary and auxiliary structure including but not limited to the list below are covered by the Service Life Policy described in Clause 12.2 of the Agreement.

2.	WINGS - CENTER AND OUTER WING BOX

*****

*****	Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

Spirit Airlines – A320 Family	Exh. C-1

EXHIBIT C

*****

3.	FUSELAGE

*****

4.	STABILIZERS

*****	Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

Spirit Airlines – A320 Family	Exh. C-2

EXHIBIT C

*****

5.	Bearing and roller assemblies, bearing surfaces, bushings, fittings other than those listed above, access and inspection doors, including manhole doors, latching mechanisms, all system components, commercial interior parts, insulation and related installation and connecting devices are excluded from this Seller Service Life Policy.

*****	Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

Spirit Airlines – A320 Family	Exh. C-3

EXHIBIT D

CERTIFICATE OF ACCEPTANCE

for A319 Aircraft

In accordance with the terms of that certain A320 Family Purchase Agreement dated as of             , between Spirit Airlines, Inc., (“Spirit”) and AVSA, S.A.R.L. (“AVSA”) (the “Purchase Agreement”), the Technical Acceptance Process (as such term is defined in the Agreement) relating to the Airbus A319 aircraft, Manufacturer’s Serial Number:             , U.S. Registration Number:              with two (2) [Manufacturer]              series Propulsion Systems [Engines] installed thereon, serial nos.              (position #1) and              (position #2) (the “A319 Aircraft”), has taken place at              on the              day of                     ,             .

In view of said tests having been carried out with satisfactory results,              hereby approves the A319 Aircraft as being in conformity with the provisions of the Purchase Agreement.

Said acceptance does not impair the rights of              under the warranties relating to the A319 Aircraft set forth in the Purchase Agreement.

             specifically recognizes that it has waived any right it may have at law or otherwise to revoke this acceptance of the A319 Aircraft.

RECEIPT AND ACCEPTANCE OF THE ABOVE- DESCRIBED A319 AIRCRAFT ACKNOWLEDGED

By:

Title:

Date:

Location:

Spirit Airlines – A320 Family	Exh. D-1

EXHIBIT D

CERTIFICATE OF ACCEPTANCE

for A320 Aircraft

In accordance with the terms of that certain A320 Family Purchase Agreement dated as of             , between Spirit Airlines, Inc., (“Spirit”) and AVSA, S.A.R.L. (“AVSA”) (the “Purchase Agreement”), the Technical Acceptance Process (as such term is defined in the Agreement) relating to the Airbus A320 aircraft, Manufacturer’s Serial Number:             , U.S. Registration Number:              with (2) [Manufacturer]              series Propulsion Systems [Engines] installed thereon, serial nos.              (position #1) and              (position #2) (the “A320 Aircraft”), has taken place at              on the              day of                     ,             .

In view of said tests having been carried out with satisfactory results, Spirit hereby approves the A320 Aircraft as being in conformity with the provisions of the Purchase Agreement.

Said acceptance does not impair the rights of Spirit under the warranties relating to the A320 Aircraft set forth in the Purchase Agreement.

             specifically recognizes that it has waived any right it may have at law or otherwise to revoke this acceptance of the A320 Aircraft.

RECEIPT AND ACCEPTANCE OF THE ABOVE- DESCRIBED A320 AIRCRAFT ACKNOWLEDGED

By:

Title:

Date:

Location:

Spirit Airlines – A320 Family	Exh. D-1

EXHIBIT D

CERTIFICATE OF ACCEPTANCE

for A321 Aircraft

In accordance with the terms of that certain A320 Family Purchase Agreement dated as of             , between Spirit Airlines, Inc., (“Spirit”) and AVSA, S.A.R.L. (“AVSA”) (the “Purchase Agreement”), the Technical Acceptance Process (as such term is defined in the Agreement) relating to the Airbus A321 aircraft, Manufacturer’s Serial Number:             , U.S. Registration Number:              with two (2) [Manufacturer]              series Propulsion Systems [Engines] installed thereon, serial nos.              (position #1) and              (position #2) (the “A321 Aircraft”), has taken place at              on the              day of                     ,             .

In view of said tests having been carried out with satisfactory results, Spirit hereby approves the A321 Aircraft as being in conformity with the provisions of the Purchase Agreement.

Said acceptance does not impair the rights of Spirit under the warranties relating to the A321 Aircraft set forth in the Purchase Agreement.

             specifically recognizes that it has waived any right it may have at law or otherwise to revoke this acceptance of the A321 Aircraft.

RECEIPT AND ACCEPTANCE OF THE ABOVE- DESCRIBED A321 AIRCRAFT ACKNOWLEDGED

By:

Title:

Date:

Location:

Spirit Airlines – A320 Family	Exh. D-1

EXHIBIT E

BILL OF SALE

for A319 Aircraft

Know all persons by these presents that AVSA, S.A.R.L. (“AVSA”), a société à responsabilité limitée organized and existing under the laws of the Republic of France, whose address is 2 rond-point Maurice Bellonte, 31700 Blagnac, FRANCE, is the owner of the title to the following airframe (the “Airframe”), the attached engines as specified (the “Engines”) [Propulsion System] and all appliances, components, parts, instruments, accessories, furnishings, modules and other equipment of any nature, excluding buyer furnished equipment, incorporated therein, installed thereon or attached thereto on the date hereof (the “Parts”):

MANUFACTURER OF AIRFRAME:	MANUFACTURER OF ENGINES:

AIRBUS S.A.S.	[ ]

MODEL: A319-100	MODEL: [ ]

MANUFACTURER’S	SERIAL NUMBERS:
SERIAL NUMBER: [ ]	LH : [ ]
RH : [ ]

REGISTRATION NO: [ ]

The Airframe, Engines and Parts are hereafter together referred to as the aircraft (the “A319 Aircraft”).

AVSA does this      day of                      sell, transfer and deliver all of its above described rights, title and interest to the A319 Aircraft to the following company forever, said A319 Aircraft to be the property thereof:

SPIRIT AIRLINES, INC. (the “Buyer”)

AVSA hereby warrants to the Buyer that it has on the date hereof good and lawful right to sell, deliver and transfer title to the A319 Aircraft to the Buyer and that there is hereby conveyed to the Buyer on the date hereof good, legal and valid title to the A319 Aircraft, free and clear of all liens, claims, charges, encumbrances and rights of others, and that it would forever warrant and defend such title against all claims and demands of whatever nature arising out of such liens, claims, charges, encumbrances and rights attached to this A319 Aircraft prior to Delivery.

IN WITNESS WHEREOF, the undersigned has caused this instrument to be executed by its duly authorized representative this          day of [            ]

AVSA, S.A.R.L.

By:

Title:

Signature:

Spirit Airlines – A320 Family	Exh. E-1

EXHIBIT E

BILL OF SALE

for A320 Aircraft

Know all persons by these presents that AVSA, S.A.R.L. (“AVSA”), a société à responsabilité limitée organized and existing under the laws of the Republic of France, whose address is 2 rond-point Maurice Bellonte, 31700 Blagnac, FRANCE, is the owner of the title to the following airframe (the “Airframe”), the attached engines as specified (the “Engines”) [Propulsion System] and all appliances, components, parts, instruments, accessories, furnishings, modules and other equipment of any nature, excluding buyer furnished equipment, incorporated therein, installed thereon or attached thereto on the date hereof (the “Parts”):

MANUFACTURER OF AIRFRAME:	MANUFACTURER OF ENGINES:

AIRBUS S.A.S.	[ ]

MODEL: A320-200	MODEL: [ ]

MANUFACTURER’S	SERIAL NUMBERS:
SERIAL NUMBER: [ ]	LH : [ ]
RH : [ ]

REGISTRATION NO: [ ]

The Airframe, Engines and Parts are hereafter together referred to as the aircraft (the “A320 Aircraft”).

AVSA does this      day of                      sell, transfer and deliver all of its above described rights, title and interest to the A320 Aircraft to the following company forever, said A320 Aircraft to be the property thereof:

SPIRIT AIRLINES, INC. (the “Buyer”)

AVSA hereby warrants to the Buyer that it has on the date hereof good and lawful right to sell, deliver and transfer title to the A320 Aircraft to the Buyer and that there is hereby conveyed to the Buyer on the date hereof good, legal and valid title to the A320 Aircraft, free and clear of all liens, claims, charges, encumbrances and rights of others, and that it would forever warrant and defend such title against all claims and demands of whatever nature arising out of such liens, claims, charges, encumbrances and rights attached to this A320 Aircraft prior to Delivery.

IN WITNESS WHEREOF, the undersigned has caused this instrument to be executed by its duly authorized representative this          day of [            ]

AVSA, S.A.R.L.

By:

Title:

Signature:

Spirit Airlines – A320 Family	Exh. E-1

EXHIBIT E

BILL OF SALE

for A321 Aircraft

Know all persons by these presents that AVSA, S.A.R.L. (“AVSA”), a société à responsabilité limitée organized and existing under the laws of the Republic of France, whose address is 2 rond-point Maurice Bellonte, 31700 Blagnac, FRANCE, is the owner of the title to the following airframe (the “Airframe”), the attached engines as specified (the “Engines”) [Propulsion System] and all appliances, components, parts, instruments, accessories, furnishings, modules and other equipment of any nature, excluding buyer furnished equipment, incorporated therein, installed thereon or attached thereto on the date hereof (the “Parts”):

MANUFACTURER OF AIRFRAME:	MANUFACTURER OF ENGINES:

AIRBUS S.A.S.	[ ]

MODEL: A321-200	MODEL: [ ]

MANUFACTURER’S	SERIAL NUMBERS:
SERIAL NUMBER: [ ]	LH : [ ]
RH : [ ]

REGISTRATION NO: [ ]

The Airframe, Engines and Parts are hereafter together referred to as the aircraft (the “A321 Aircraft”).

AVSA does this      day of                      sell, transfer and deliver all of its above described rights, title and interest to the A321 Aircraft to the following company forever, said A321 Aircraft to be the property thereof:

SPIRIT AIRLINES, INC. (the “Buyer”)

AVSA hereby warrants to the Buyer that it has on the date hereof good and lawful right to sell, deliver and transfer title to the A321 Aircraft to the Buyer and that there is hereby conveyed to the Buyer on the date hereof good, legal and valid title to the A321 Aircraft, free and clear of all liens, claims, charges, encumbrances and rights of others, and that it would forever warrant and defend such title against all claims and demands of whatever nature arising out of such liens, claims, charges, encumbrances and rights attached to this A321 Aircraft prior to Delivery.

IN WITNESS WHEREOF, the undersigned has caused this instrument to be executed by its duly authorized representative this          day of [            ]

AVSA, S.A.R.L.

By:

Title:

Signature:

Spirit Airlines – A320 Family	Exh. E-1

EXHIBIT F

APPENDIX 1

LICENSE FOR USE OF SOFTWARE

1.	Definitions

*****

2.	Grant

*****

3.	Personal License

*****

*****	Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

Spirit Airlines – A320 Family	Exh. F, App.1-1

EXHIBIT F

APPENDIX 1

4.	Copies

*****

5.	Term

*****

6.	Conditions of Use

*****

*****	Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

Spirit Airlines – A320 Family	Exh. F, App.1-2

EXHIBIT F

APPENDIX 1

*****

7.	Training

*****

*****	Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

Spirit Airlines – A320 Family	Exh. F, App.1-3

EXHIBIT F

APPENDIX 1

8.	Proprietary Rights

*****

9.	Copyright Indemnity

*****

10.	Confidentiality

*****

11.	Warranty

*****

*****	Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

Spirit Airlines – A320 Family	Exh. F, App.1-4

EXHIBIT F

APPENDIX 1

*****

12.	Liability and Indemnity

*****

*****	Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

Spirit Airlines – A320 Family	Exh. F, App.1-5

EXHIBIT F

APPENDIX 1

*****

13.	Excusable Delays

*****

14.	Termination

*****

*****	Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

Spirit Airlines – A320 Family	Exh. F, App.1-6

EXHIBIT F

APPENDIX 1

15.	General Provisions

15.1.	This Software License or part thereof will not be assigned to a third party without the prior written consent of the other party except that the Licensor may assign this License to any of the Licensor’s Members or Affiliates.

15.2	This Software License will be governed by the laws of the State of New York, USA.

15.3	In the event that any provision of this Software License should for any reason be held ineffective or unenforceable, such provision shall be deemed deleted from this License and the remainder of this Software License shall remain in full force and effect. The invalid provision shall be replaced by such valid one as the parties would have chosen had they been aware of such invalidity.

15.4	All notices and requests required or authorized hereunder shall be given in writing either by registered mail (return receipt requested) or by telefax. In the case of any such notice or request being given by registered mail, the date upon which the answerback is recorded by the addressee or, in case of a telefax, the date upon which the answerback is recorded by the sender’s telefax machine, shall be deemed to be the effective date of such notice or request.

Spirit Airlines – A320 Family	Exh. F, App.1-7

EXHIBIT F

APPENDIX 2

LICENSE AGREEMENT

BETWEEN

AIRBUS NORTH AMERICA CUSTOMER SERVICES, INC

AND

SPIRIT AIRLINES, INC

FOR

AIRBUS ON-LINE SERVICES

Spirit Airlines – A320 Family	Exh. F, App.2-1

EXHIBIT F

APPENDIX 2

LICENSE AGREEMENT

This License Agreement (the “Agreement”) is made this              day of May, 2004 by and between Airbus North America Customer Services, Inc., with a principal place of business at 198 Van Buren Street, Suite 300, Herndon, Virginia (“ANACS”) and Spirit Airlines, Inc., a Delaware corporation with its principal place of business at 2800 Executive Way, Miramar, Florida 33025 (“User”):

WHEREAS Airbus has developed and owns an original database containing technical and commercial documentation and information on aircraft manufactured by Airbus (as more fully defined below, the “Database”), via a set of services known as “Airbus On Line Services” (“AOLS”) and

WHEREAS Airbus has granted a license for use of AOLS to access the Database to its affiliate AVSA, S.A.R.L. (“AVSA”) and ANACS has obtained a license thereof from AVSA and

WHEREAS, ANACS’s license entitles ANACS to further sublicense use of AOLS to User under the terms and conditions set forth herein, and User wishes to obtain such sublicense in order to have access to the Database through AOLS in its operation of Airbus aircraft,

NOW THEREFORE, the parties, wishing to be mutually and legally bound, hereby agree as follows:

1.	DEFINITIONS

*****

*****	Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

Spirit Airlines – A320 Family	Exh. F, App.2-2

EXHIBIT F

APPENDIX 2

*****

*****	Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

Spirit Airlines – A320 Family	Exh. F, App.2-3

EXHIBIT F

APPENDIX 2

*****

2.	GRANT OF LICENSE

*****

3.	LIMITATION OF RIGHTS

*****

*****	Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

Spirit Airlines – A320 Family	Exh. F, App.2-4

EXHIBIT F

APPENDIX 2

4.	TECHNICAL CHARACTERISTICS/ CONFIGURATION CHANGES

*****

5.	ADMINISTRATOR AND AUTHORIZED USERS

*****

6.	DATABASE AVAILABILITY

*****

*****	Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

Spirit Airlines – A320 Family	Exh. F, App.2-5

EXHIBIT F

APPENDIX 2

*****

7.	ELECTRONIC LOGS

*****

8.	ELECTRONIC SIGNATURE

*****

9.	CERTIFICATES

*****

*****	Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

Spirit Airlines – A320 Family	Exh. F, App.2-6

EXHIBIT F

APPENDIX 2

10.	PROTECTION OF INTELLECTUAL PROPERTY RIGHTS

*****

11.	INTELLECTUAL PROPERTY RIGHTS INDEMNITY

*****

12.	PRICE AND PAYMENT

*****

13.	WARRANTY

*****	Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

Spirit Airlines – A320 Family	Exh. F, App.2-7

EXHIBIT F

APPENDIX 2

*****

QUOTE

*****

*****	Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

Spirit Airlines – A320 Family	Exh. F, App.2-8

EXHIBIT F

APPENDIX 2

*****

UNQUOTE

14.	NONDISCLOSURE

*****

15.	PERSONAL DATA PROTECTION

*****

16.	EXCUSABLE DELAYS

*****

*****	Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

Spirit Airlines – A320 Family	Exh. F, App.2-9

EXHIBIT F

APPENDIX 2

*****

17.	TERMINATION

*****

18.	GENERAL PROVISIONS

*****

*****	Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

Spirit Airlines – A320 Family	Exh. F, App.2-10

EXHIBIT F

APPENDIX 2

*****

*****	Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

Spirit Airlines – A320 Family	Exh. F, App.2-11

EXHIBIT F

APPENDIX 2

Wherefore, the Parties have agreed and, have executed this License on the date first above written:

AIRBUS NORTH AMERICA CUSTOMER SERVICES, INC.

By:

SPIRIT AIRLINES, INC.

By:

Spirit Airlines – A320 Family	Exh. F, App.2-12

EXHIBIT F

APPENDIX 2

ATTACHMENT 1

AIRBUS NORTH AMERICA CUSTOMER SERVICES (ANACS)

AOLS CATALOG

Spirit Airlines – A320 Family	Exh. F, App.2, Att. 1-1

EXHIBIT F

APPENDIX 2

ATTACHMENT 1

A. AIRBUS ON-LINE SERVICES - BASIC SERVICES

MAINTENANCE & ENGINEERING

Engineering Technical Data Service (ETDS)

The ETDS service shall provide access, via a document index, to the contents of:

•	Service Bulletins - issued since beginning of 1993 (SB’s after July 1997 in SGML; SB’s between 1993 and July 1997 in PDF)

•	Modification Information Document (MID)

•	All Operators Telex (AOT)

•	Flight Operations Telex (FOT)

•	Service Information Letter (SIL)

•	Consignes de Navigabilité (CN)

•	Airworthiness Directives (AD)

•	Technical follow-up (TFU)

•	Operators Information Telex (OIT)

Quarterly Service Report (QSR)

The QSR-WEB is the new electronic format of the Quarterly Service Report, featuring Web technology.

It contains, for all Airbus aircraft types:

•	The aircraft life history

•	The main monthly operational reliability characteristics for each operator (such as Aircraft in service, daily utilization, average flight duration, Dispatch and Operational Reliability)

•	Engine removal reliability data

•	ETOPS operations (if applicable)

Repair guide (ARGIAOG)

This service shall provide the Buyer with information about Suppliers’ authorized repair stations and the AOG stock locations.

Spirit Airlines – A320 Family	Exh. F, App.2, Att. 1-2

EXHIBIT F

APPENDIX 2

ATTACHMENT 1

Modification comparison list (ACCL)

The purpose of this service is to provide the Buyer with Modification Comparison Lists that are created for each and every aircraft delivered.

TRAINING

The training catalog is available.

MATERIAL

Spares Ordering

This service is already available in an autonomous mode (http://spares.airbus.com). The integration in Airbus On-Line Services Basic services is in progress.

GENERAL INFORMATION

Customer Services Catalog

The Customer Services Catalog is available.

Warranty Claim (CAWA)

Four main functions are available:

Warranty claims booking

Consultation of the warranty claims status

Consultation of statistics on response time regarding closed/open files

Consultation of warranty guide

Note : Warranty Services are aimed at people who have authority to file warranty claims.

Vendor Information Manual (VIM)

The VIM/E gives contact for major equipment Suppliers, who have signed Customer Support agreements with the Seller, including their Regional Customer Support facilities and equipment by aircraft type.

Spirit Airlines – A320 Family	Exh. F, App.2, Att. 1-3

EXHIBIT F

APPENDIX 2

ATTACHMENT 1

Supplier Product Support Agreement (SPSA)

The SPSA is the collection of the Agreements that the Seller has reached with its major Suppliers; these Agreements are transferable to the Buyer. These Agreements are based on the Seller’s GCP/General Conditions of Purchase, Part II, 450, 650 and 2000.

B. AIRBUS ON-LINE SERVICES - OPTIONAL SERVICES

1.	Airbus Industrie Drawing Access (AIDA)

The AIDA service offers:

•	Mechanical Drawings for all Airbus aircraft types.

•	Data available: Drawing pictures (in raster format (TIFF/CCITTG4)) and Parts List / Parts Usage (in PDF).

•	Data access:

•	Access control: Information applicable to user fleet,

•	Direct access by drawing number, Parts List or Part Number,

•	Top down navigation by using the Part Lists,

•	Bottom up navigation by using the Part Usage,

•	Printing and downloading of any drawing,

•	Back up service: fax copy of the data.

2.	Flight Crew Operating Manual (FCOM) Service

FCOM service offers:

•	Delivery on CD-ROM’s of the 4 volumes of the FCOM, under a specific format (HTML format) allowing a smart consultation on portable PC’s of the manual.

•

Possible customization of the manual, using a tool delivered to the same CD-ROM and allowing the customer to create its own CD-ROM’s for its pilots or make accessible the customized FCOM through its internal network.

•	This service offered today through LPC (Less Paper Cockpit) is now accessible through Airbus On-Line Services.

•

Possibility for end-users to download onto their personal computer the latest TRs and OEBs released by Airbus. Immediately after the latter are downloaded, the consultation process on the personal computer takes the information contained in the FCOM CD-ROM as baseline and amends this information with the TRs’ and OEBs’ information.

•	Possibility for users to provide Airbus with feedback through an e-mail tool integrated within the application

Spirit Airlines – A320 Family	Exh. F, App.2, Att. 1-4

EXHIBIT F

APPENDIX 2

ATTACHMENT 1

AOLS TECHNICAL CHARACTERISTICS

1.	Workstation Specifications

•	Hardware requirements

•	PC Pentium 200 MHz with 128 MB RAM (256 MB recommended)

•	17 inches (20 inches recommended for Mechanical Drawings service) screen

•	Screen resolution 1 024X768 with 64K colors

•	1 GB hard drive

•	Modem 56Kbps V90 if using dial up or Ethernet board through WAN

•	Printer 300 dpi Laser A3/A4, Adobe compliant

•	Software requirements

•	Windows 95, 98, NT4

•	Netscape Navigator 4.51 or 4.7 US version Internet Explorer 5.01 SP1 or 5.5 SP1/SP2 US version

•	For MSIE the minimum requirement for the Java Virtual Machine (JVM) is 5.0 Release 5.0.0.3 167

•	Winzip 7.0

•	Browser PDF plug-in: Acrobat Reader 4.05 or higher

•	TIFF browser plug-in recommendations:

•	ViewDirector Prizm 2.3

Company: TMS Sequoia

http://www.tmssequoia.com

•	CSView 150

Company: CSU Software Solutions

http:Hwww.csu-software-solutions.com

2.	Network Specifications

ANACS will support the following TCP/IP networks for accessing AOLS:

•	SITA AeroNet

•	Internet

•	ISDN/PSTN

•	Direct lines (leased lines)

The User has the choice of the network (company, bandwidth) according to its needs and budget, but ANACS recommends the following minimum configurations in terms of bandwidth for accessing services such as Airbus Mechanical Drawings:

Spirit Airlines – A320 Family	Exh. F, App.2, Att. 1-5

EXHIBIT F

APPENDIX 2

ATTACHMENT 1

Services	Number of Users
	1 to 10	11 to 25	26 to 50
FCOM	128 Kbps	256 Kbps	512 Kbps
ETDS	128 Kbps	256 Kbps	512 Kbps
Drawings	256 Kbps	512 Kbps	1 MKbps

Notes:

•	If you do not have the exact data rate as in the above table, choose the nearest proposed bandwidth which maximizes your data rate.

•

To access more than one service, add the number of users and maximize the data rate selecting higher service used (considering that Mechanical Drawings is the dimensioning service compare to ETDS and FCOM).

3.	Certificate Specification

Connection to AOLS requires a Certificate (standard X509) delivered via the User’s Administrator. This Certificate shall be embedded into the user browser and protected by an 8-digit password.

All procedures, rules and responsibilities associated with such Certificate are described in the Certificate Practice Statement (CPS).

Spirit Airlines – A320 Family	Exh. F, App.2, Att. 1-6

EXHIBIT F

APPENDIX 2

ATTACHMENT 2

With this form completed, the Company will be provided with a free of charge access to the following:

•	One (1) or two (2) Administrator certificates and a reasonable quantity of end-user certificates, depending on the Airbus fleet operated by the company.

•	Basic Services, (free of charge)

•	Technical Data in PDF Format: free of charge when [the Company] already subscribed to the revision service (valid Purchase order or contractual clause)

•	Optional Services: free of charge when already covered by a Purchase Order or a valid contractual clause.

This information will be detailed in Airbus acknowledgement.

The access to Airbus On-Line Services shall be subject to the Airbus On-Line Services License Agreement, Appendix 2 to Exhibit F to the Purchase Agreement signed by [the Company].

For and on behalf of [the Company]
Signature
Name
Title
Date

Spirit Airlines – A320 Family	Exh. F, App.2, Att. 2-1

EXHIBIT F

APPENDIX 2

ATTACHMENT 2

With this form completed, the Company will be provided with a free of charge access to the following:

•	One (1) or two (2) Administrator certificates and a reasonable quantity of end-user certificates, depending on the Airbus fleet operated by the company.

•	Basic Services, (free of charge)

•	Technical Data in PDF Format: free of charge when [the Company] already subscribed to the revision service (valid Purchase order or contractual clause)

•	Optional Services: free of charge when already covered by a Purchase Order or a valid contractual clause.

This information will be detailed in Airbus acknowledgement.

The access to Airbus On-Line Services shall be subject to the Airbus On-Line Services License Agreement, Appendix 2 to Exhibit F to the Purchase Agreement signed by [the Company].

For and on behalf of [the Company]
Signature
Name
Title
Date

Spirit Airlines – A320 Family	Exh. F, App.2, Att. 2-1

EXHIBIT F

TECHNICAL DATA AND SOFTWARE SERVICES

GENERAL

This Exhibit F lists the form, type, quantity and delivery dates for the Technical Data and Software Services (hereinafter “Technical Data”) to be provided to the Buyer pursuant to Clause 14 of the Agreement.

The Technical Data are published in accordance with ATA Specification 100 revision 23, with the exception of certain Component Maintenance Manuals, which may be written to an ATA Specification 100 revision other than revision 23.

The designation “C” after the title of a Technical Publication indicates that such Technical Publication may be customized.

1.	ENGINEERING DOCUMENTS

1.1	Installation and Assembly Drawings (IAD)—C

The IAD will be delivered according to the Buyer’s standard for the major Assembly and Installation drawings, including detail drawings.

1.2	Drawing Number Index (DNI)—C

The DNI lists applicable drawings of the Aircraft delivered under the Agreement.

1.3	Process and Material Specification (PMS)

The PMS contains data related to manufacturing processes, material identification and treatments used in the construction and assembly of the Aircraft.

1.4	Standards Manual (SM)

The SM contains data about Seller approved standards and includes cross-reference lists. The SM will include US standards/equivalents for all hardware clamps, O-rings, bearings, fasteners, sealants, adhesive and compounds, raw materials, processes and procedures.

1.5	Electrical Load Analysis (ELA)

The Electrical Load Analysis provides the necessary minimum/maximum electrical load used by the various aircraft systems/subsystems in different configurations and flight phases.

Spirit Airlines – A320 Family	Exh. F-1

EXHIBIT F

2.	MAINTENANCE AND ASSOCIATED MANUALS

2.1	APU Build-up Manual (ABM)

The ABM follows the format adopted for the Power Plant Build-up Manual.

2.2	Aircraft Maintenance Manual (AMM)—C

The component location section of the AMM will show those components detailed in the AMM maintenance procedures. The troubleshooting part is covered in Subparagraph 2.21 below.

*Aircraft Maintenance Manual Chapter 05 Time Limits (Service Life Limits) and Maintenance Checks are only delivered in hard copies.

2.3	Aircraft Schematics Manual (ASM)—C

The ASM is part of the Wiring Manual. Supplied as a separate manual for schematics.

2.4	Aircraft Wiring Manual (AWM)—C

The AWM is part of the Wiring Manual. Supplied as a separate manual for wirings.

2.5	Aircraft Wiring Lists (AWL)—C

The AWL is part of the Wiring Manual. Supplied as a separate document for lists. The AWL includes wire terminations, connector, terminal, strip locations, wire routings, and clamping diagrams.

2.6	Component Location Manual (CLM)

The CLM is designed to provide a quick and accurate means to locate a component.

Spirit Airlines – A320 Family	Exh. F-2

EXHIBIT F

2.7	Consumable Material List (CML)

The CML details the characteristics and gives procurement sources of consumable materials such as grease, oil, etc.

2.8	Duct Repair Manual (DRM)

The DRM contains all the data necessary to locate, identify, repair and/or replace sub-assemblies of metallic ducts. It also includes details of tests necessary after repair.

2.9	Fuel Pipe Repair Manual (FPRM)

The FPRM provides workshop repair procedures and data for specific fuel pipes, after removal from any aircraft of the Manufacturer of the type of the Aircraft.

2.10	Illustrated Parts Catalog (IPC)—C

The IPC identifies and illustrates all line replaceable parts and units of the aircraft, excluding the power plant parts.

2.11	Illustrated Parts Catalog (power plant) (PIPC)—C

The PIPC covers line replaceable parts and units of the power plant, provided by the Propulsion Systems manufacturer.

2.12	Illustrated Tool and Equipment Manual (TEM)

The TEM provides information on Ground Equipment and Tools listed in the Seller’s Aircraft Maintenance Manual.

2.13	Maintenance Facility Planning (MFP)

The MFP provides information that will assist airline personnel concerned with long term planning of ramp or terminal operations, Aircraft maintenance on the ramp and in the hangar, overhaul and testing of structure and system components.

2.14	Maintenance Planning Document (MPD)

The MPD provides maintenance data necessary to plan and conduct Aircraft maintenance checks and inspections.

2.15	Support Equipment Summary (SES)

The SES lists support equipment recommended by the Seller, the Propulsion Systems manufacturer and Vendors.

Spirit Airlines – A320 Family	Exh. F-3

EXHIBIT F

2.16	Tool\Equipment Drawings (TED)

TEDs will be supplied in the form of aperture cards for the Seller and, when available, Vendor maintenance tools.

2.17	Tool and Equipment Drawing Index (TEI)

The TEI is an alpha-numeric listing of the TED’s.

2.18	Tool and Equipment Bulletin (TEB)

The TEB provides advance information related to tools and test equipment development.

2.19	Trouble Shooting Manual (TSM)—C

The TSM complements the CFDS and provides trouble-shooting data in the following three levels:

Level 1 -	Aimed at line use. Fault isolation guidance for systems or parts of systems monitored mainly by CFDS. Also guidance for systems not monitored by CFDS.

Level 2 -	Aimed at hangar use. Fault isolation guidance for non-CFDS monitored systems in the form of functional block diagrams, charts and tables.

Level 3 -	Aimed at engineering use. List of CFDS messages and decoding of troubleshooting data (decoding of coded messages provided by the CFDS). Level 3 is supplied on floppy disk.

3.	MISCELLANEOUS DOCUMENTATION

3.1	Airplane Characteristics for Airport Planning (AC)

The AC will be in general accordance with Specification NAS 3601.

3.2	Aircraft Recovery Manual (ARM)

The ARM provides the following planning information: preparing and moving a disabled aircraft that may be obstructing airport traffic.

Spirit Airlines – A320 Family	Exh. F-4

EXHIBIT F

3.3	Cargo Loading System Manual (CLS)

The CLS details handling procedures for the Cargo Loading System.

3.4	Crash Crew Chart (CCC)

The CCC provides information concerning access to the Aircraft interior, location of safety equipment, hazardous liquids, etc.

3.5	List of Radioactive and Hazardous Elements (LRE)

The LRE provides information on components and materials for which specific precautions have to be taken.

3.6	List of Applicable Publications (LAP)—C

The LAP will record the Seller’s various Airframe Technical Data indicating the last valid revision number and issue date.

3.7	Livestock Transportation Manual (LTM)

The LTM details the facilities, equipment and procedures necessary for live animal transportation in aircraft of the Manufacturer of the type of the Aircraft.

3.8	Service Bulletins (SB)—C

The Buyer will receive all Service Bulletins applicable to the Aircraft.

3.9	Service Information Letters (SIL)

SILs give information of a general nature and also about minor changes or inspections the Buyer may wish to apply under the Buyer’s authority.

3.10	Transportability Manual (TM)

The TM gives cargo hold dimensions for currently available cargo Aircraft, transportation information and requirements for large Aircraft components. Component dimensions, weights and shelf life limitations are also given.

3.11	Supplier Product Support Agreements (SPSA)

The SPSA is a collection of product support conditions negotiated by the Manufacturer with the suppliers of Aircraft equipment.

Spirit Airlines – A320 Family	Exh. F-5

EXHIBIT F

3.12	Vendor Information Manual (VIM)

The VIM provides Vendor contact information.

3.13	Vendor Information Manual (GSE) (VIM/GSE)

The VIM/GSE gives contact names and addresses of Ground Support Equipment (GSE) vendors and their product support organizations.

4.	OPERATIONAL MANUALS

4.1	Abnormal\Emergency Check List\Quick Reference Handbook (CL\QRH)—C

The CL is an extract from the FCOM presented as a booklet for quick in-flight use.

4.2	FAA Approved Flight Manual (FM)—C

The AFM provides Aircraft performance operating limitations and other flight data required by the relevant Airworthiness Authorities for certification. It includes the Configuration Deviation List (CDL).

4.3	Flight Crew Operating Manual (FCOM)—C

The FCOM provides Aircraft and systems descriptions, normal, abnormal and emergency procedures as well as operational performance.

4.4	Master Minimum Equipment List (MMEL)

The MMEL defines the components and the related conditions under which, when the components are defective, the Aircraft may be cleared for flight. In addition, the MMEL provides the necessary information to establish the Buyer’s own Minimum Equipment List (MEL).

4.5	Performance Engineering Program (PEP)

The PEP consists of a Low Speed Performance data base and a High Speed Performance data base together with their respective programs. The Performance Engineering Program may be used by the Buyer under the license conditions set forth in Appendix 1 to this Exhibit F.

The Low Speed Performance programs consist of the Take-off and Landing Chart computation program (TLC) which permits the computation of:

•	regulatory take-off and landing performance,

Spirit Airlines – A320 Family	Exh. F-6

EXHIBIT F

•

noncertified take-off performance accounting for runway data and weather, together with the Tabulation and Interpolation program (TAB), issued with the AFM, which permits the reading, editing and interpolation of the tables listed in the AFM.

The High Speed Performance programs are the In Flight Performance computation program (IFP) which permits computation of Aircraft performance for each flight phase and the Aircraft Performance Monitoring program (APM) which permits analysis of Aircraft cruise performance from data recorded during stabilized flight periods.

4.6	Performance Program Manual (PPM)

The PPM is the users’ guide for the Performance Engineering Program (PEP).

4.7	Weight and Balance Manual (WBM) and

Weight and Balance Manual Supplements—C

The corresponding supplements:

•	Delivery Weighing Report,

•	Equipment List,

will be delivered with each Aircraft.

5.	OVERHAUL DATA

5.1	Cable Fabrication Manual (CFM)

The CFM contains all the data necessary to locate, identify, manufacture and test control cables used on the Aircraft. An appendix contains cable end fitting specification sheets, and detailed manufacturing instructions.

5.2	Component Documentation Status (CDS)—C

The CDS lists Component Maintenance Manuals in accordance with Subparagraphs 5.4 and 5.5 below.

5.3	Component Evolution List (CEL)

The CEL is a noncustomized document listing all components on the Aircraft and also gives the evolution of each component.

Spirit Airlines – A320 Family	Exh. F-7

EXHIBIT F

The information is provided in order of:

•	part number

•	FSCM

•	ATA reference.

5.4	Component Maintenance Manual Manufacturer (CMMM)

The CMMM contains all the data necessary to locate, identify and maintain Aircraft components manufactured by the Seller.

5.5	Component Maintenance Manual Vendor (CMMV)

The Seller will ensure that each Vendor of repairable components will deliver to the Buyer a Component Maintenance Manual Vendor with revision service.

6.	STRUCTURAL MANUALS

6.1	Nondestructive Testing Manual (NTM)

The NTM supplies Airframe data necessary to carry out nondestructive testing.

6.2	Structural Repair Manual (SRM)

The SRM contains descriptive information for identification and repair of the Airframe primary and secondary structure and will include substantial structural analysis.

Spirit Airlines – A320 Family	Exh. F-8

EXHIBIT “F”

FORM

CD-A	CD-ROM: Advanced Consultation and Navigation System

CD-P	CD-ROM: in PDF – Portable Document Format

D	DISKETTE (Floppy Disk)

DD	DIGITAL DATA. Stands generally for SGML format in MS Word Format.

DVD	DIGITAL VERSATILE DISK.

OL-A	ON-LINE through AOLS (Airbus On-Line Services): Advanced Consultation and Navigation System

P1	PRINTED ONE SIDE. Refers to manuals in paper with print on one side of the sheets only.

P2	PRINTED BOTH SIDES. Refers to manuals with print on both sides of the sheets.

SGML	STANDARD GENERALIZED MARK-UP LANGUAGE. Which allow further data processing by the Buyer.

Spirit Airlines – A320 Family	Exh. F-9

EXHIBIT “F”

TYPE

C	CUSTOMIZED. Refers to manuals which are customized to specific Airbus customer/ operator fleet or aircraft.

G	GENERIC. Refers to manuals which are for all aircraft types/models/series.

E	ENVELOPE. Refers to manuals which are not customized.

P	PRELIMINARY. Refers to preliminary data or manuals which may consist of either:

•	one time issue not maintained by revision service, or

•	preliminary issues maintained by revision service until final manual or data delivery, or

•	supply of best available data under final format with progressive completion through revision service.

ATA

Manuals established in general compliance with ATA 100 Revision 23 and digital Standards established in general compliance with ATA Specification 2200 (iSpec 2200), Information Standards for Aviation Maintenance.

Subsequent revisions of the ATA Specification will be considered.

DELIVERY

Delivery of Technical Data is expressed either as the number of days prior to delivery of the first Aircraft or as nil (0), which designates the date of delivery of the first Aircraft.

It is agreed that the number of days indicated will be rounded up to the next regular revision release date.

Spirit Airlines – A320 Family	Exh. F-10

EXHIBIT “F”

QUANTITY

Self-Explanatory. Subject to reasonable changes six (6) months after entry-into-service.

MANUALS AVAILABLE (headlines)

1 - ENGINEERING DOCUMENTS

2 - MAINTENANCE & ASSOCIATED MANUALS

3 - MISCELLANEOUS PUBLICATIONS

4 - OPERATIONAL MANUALS AND DATA

5 - OVERHAUL DATA

6 - STRUCTURAL MANUALS

NOMENCLATURE	Abbr	Form	Type	ATA	*****	*****	*****
OPERATIONAL MANUALS AND DATA
Flight Crew Operating Manual	FCOM	P2	C	NO	*****	*****	*****
	FCOM	CD-A	C	NO	*****	*****	*****
	FCOM	OL-A	C	NO	*****	*****	*****
	FCOM	SGML	C	NO	*****	*****	*****
Flight Manual	FM	P1	C	NO	*****	*****	*****
Master Minimum Equipment List	MMEL	P2	C	NO	*****	*****	*****
	MMEL	SGML	C	NO	*****	*****	*****
Quick Reference Handbook	QRH	P2	C	NO	*****	*****	*****

*****	Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

Spirit Airlines – A320 Family	Exh. F-11

EXHIBIT “F”

Trim Sheet	TS	DD	C	NO	*	****	*	****	*	****
Weight and Balance Manual	WBM	P1	C	YES	*	****	*	****	*	****
Performance Engineer’s Programs	PEP	CD-A	C	NO	*	****	*	****	*	****
	PEP	OL-A	C	NO	*	****	*	****	*	****
Performance Programs Manual	PPM	CD-A	C	NO	*	****	*	****	*	****

WB = Wide Body: A310/A300-600	SA = Single Aisle: A318/A319/A320/A321	LR = Long range: A330/A340

*****	Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

Spirit Airlines – A320 Family	Exh. F-12

EXHIBIT “F”

NOMENCLATURE	Abbr	Form	Type	ATA	*****	*****	*****
MAINTENANCE AND ASSOCIATED MANUALS
Aircraft Maintenance Manual	AMM	DVD	C	YES	*****	*****	*****
	AMM	CD-P	C	YES	*****	*****	*****
	AMM	SGML	C	YES	*****	*****	*****
Aircraft Schematics Manual	ASM	CD-P	C	YES	*****	*****	*****
	ASM	SGML	C	YES	*****	*****	*****
Aircraft Wiring Lists	AWL	CD-P	C	YES	*****	*****	*****
	AWL	SGML	C	YES	*****	*****	*****
Aircraft Wiring Manual	AWM	CD-P	C	YES	*****	*****	*****
	AWM	SGML	C	YES	*****	*****	*****
Component Location Manual	CLM	CD-P	C	NO	*****	*****	*****
Consumable Material List	CML	CD-P	G	YES	*****	*****	*****
Duct Repair Manual	DRM	CD-P	E	NO	*****	*****	*****
Ecam System Logic Data	ESLD	CD-P	E	NO	*****	*****	*****
Electrical Load Analysis	ELA	PDF/R TF/XLS	C	NO	*****	*****	*****
Electrical Standard Practices Manual	ESPM	CD-P	G	YES	*****	*****	*****
	ESPM	SGML	G	YES	*****	*****	*****
Electrical Standard Practices booklet	ESP	P2	G	NO	*****	*****	*****
Flight Data Recording Parameter Library	FDRPL	CD-A	E	NO	*****	*****	*****

WB = Wide Body: A310/A300-600	SA = Single Aisle: A318/A319/A320/A321	LR = Long range: A330/A340

*****	Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

Spirit Airlines – A320 Family	Exh. F-13

EXHIBIT “F”

NOMENCLATURE	Abbr	Form	Type	ATA	*****	*****	*****
MAINTENANCE AND ASSOCIATED MANUALS
Fuel Pipe Repair Manual	FPRM	CD-P	G	NO	*****	*****

NOMENCLATURE	Abbr	Form	Type	ATA	*****	*****	*****
MAINTENANCE AND ASSOCIATED MANUALS
Illustrated Parts Catalog (Airframe)/Additional Cross Reference Table	IPC/ACRT	DVD	C	YES	*****	*****	*****
	IPC/ACRT	CD-P	C	YES	*****	*****	*****
	IPC/ACRT	SGML	C	YES	*****	*****	*****
Illustrated Parts Catalog (Power Plant)	PIPC	CD-P	C	NO	*****	*****	*****
Maintenance Facility Planning	MFP	CD-P	E	NO	*****	*****	*****
Maintenance Planning Document	MPD	CD-P	E	YES	*****	*****	*****
Maintenance Review Board	MRBR	P2	E	NO	*****	*****	*****
Support Equipment Summary	SES	CD-P	G	NO	*****	*****	*****
Tool and Equipment Bulletins	TEB	OL-A	E	NO	*****	*****	*****
Tool and Equipment Drawings	TED	OL-A	E	NO	*****	*****	*****
Tool and Equipment Index	TEI	CD-P	E	NO	*****	*****	*****
Illustrated Tool and Equipment Manual	TEM	CD-P	E	YES	*****	*****	*****
Engineering Documentation Combined Index	EDCI	DVD	C	NO	*****	*****	*****

*****	Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

Spirit Airlines – A320 Family	Exh. F-14

EXHIBIT “F”

Trouble Shooting Manual	TSM	SGML	C	YES	*****	*****	*****
	TSM	DVD	C	YES	*****	*****	*****
	TSM	CD-P	C	YES	*****	*****	*****

WB = Wide Body: A310/A300-600	SA = Single Aisle: A318/A319/A320/A321	LR = Long range: A330/A340

*****	Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

Spirit Airlines – A320 Family	Exh. F-15

EXHIBIT “F”

NOMENCLATURE	Abbr	Form	Type	ATA	*****	*****	*****
STRUCTURAL MANUALS
Nondestructive Testing Manual	NTM	CD-P	E	YES	*****	*****
Nacelle Structural Repair Manual	NSRM	CD-P	E	YES	*****	*****	*****

Structural Repair Manual	SRM	CD-P	E	YES	*****	*****	*****
	SRM	SGML	E	YES	*****	*****	*****

*****	Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

Spirit Airlines – A320 Family	Exh. F-16

EXHIBIT “F”

NOMENCLATURE	Abbr	Form	Type	ATA	*****	*****	*****
OVERHAUL DATA
Component Documentation Status	CDS	D	C	NO	*****	*****	*****
Component Evolution List	CEL	CD-P	G	NO	*****	*****	*****
Component Maintenance Manual – Manufacturer	CMMM	CD-P	E	YES	*****	*****

Component Maintenance Manual – Vendor	CMMV	CD-P	E	YES	*****	*****
	CMMV	P2	E	YES	*****	*****	*****
Cable Fabrication Manual	CFM	CD-P	E	NO	*****	*****

*****	Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

Spirit Airlines – A320 Family	Exh. F-17

EXHIBIT “F”

NOMENCLATURE	Abbr	Form	Type	ATA	*****	*****	*****
ENGINEERING DOCUMENTS
Installation and Assembly Drawings	IAD	OL-A	C	NO	*****	*****	*****
Process and Material Specification	PMS	CD-P	G	NO	*****	*****
Parts Usage (Effectivity)	PU	OL-A	E	NO	*****	*****	*****
Schedule (Drawing Nomenclature)	S	OL-A	E	NO	*****	*****	*****
Standards Manual	SM	CD-P	G	NO	*****	*****

*****	Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

Spirit Airlines – A320 Family	Exh. F-18

EXHIBIT “F”

NOMENCLATURE	Abbr	Form	Type	ATA	*****	*****	*****
MISCELLANEOUS PUBLICATIONS
Airplane Characteristics for Airport Planning	AC	CD-P	E	NO	*****	*****	*****
ATA Breakdown Index	ATBI	CD-P	E	NO	*****	*****
CADETS (Technical Publications Training)	CADE	CD-A	G	NO	*****	*****
Aircraft Recovery Manual	ARM	CD-P	E	YES	*****	*****
Crash Crew Chart	CCC	P1	E	NO	*****	*****	*****
Cargo Loading System Manual	CLS	CD-P	E/C	NO	*****	*****	*****
List of Applicable Publications	LAP	OL-A	C	NO	*****	*****
List of Radioactive and Hazardous Elements	LRE	CD-P	G	NO	*****	*****
Livestock Transportation Manual	LTM	CD-P	E	NO	*****	*****	*****
Service Bulletins
	SB	OL-A	C	YES	*****	*****
Service Information Letters	SIL	CD-A	E	YES	*****	*****	*****
	SIL	OL-A	E	YES	*****	*****

*****	Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

Spirit Airlines – A320 Family	Exh. F-19

EXHIBIT “F”

NOMENCLATURE	Abbr	Form	Type	ATA	*****	*****	*****
MISCELLANEOUS PUBLICATIONS
Supplier Product Support Agreements 2000	SPSA	OL-A	G	NO	*****	*****	*****
Supplier Product Support Agreements 2000	SPSA	CD-P	G	NO	*****	*****
Transportability Manual	TM	CD-P	G	NO	*****	*****
Vendor Information Manual	VIM	CD-A	G	NO	*****	*****
	VIM	OL-A	G	NO	*****	*****
Vendor Information Manual GSE	VIM/GSE	CD-A	G	NO	*****	*****
	VIM/GSE	OL-A	G	NO	*****	*****

*****	Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

Spirit Airlines – A320 Family	Exh. F-20

EXHIBIT G

SELLER PRICE REVISION FORMULA

1.	Base Price

The Base Price of the Airframe of the applicable Aircraft is as quoted in Clause 3.1 of the Agreement.

2	Base Period

The above Basic Price has been established in accordance with the average economic conditions prevailing in ***** as defined by “ECIb” and “ICb” index values indicated in Paragraph 4 of this Exhibit 2.

This Base Price is subject to adjustment for changes in economic conditions as measured by data obtained from the US Department of Labor, Bureau of Labor Statistics, and in accordance with the provisions of Paragraphs 4 and 5 of this Exhibit 2.

“ECIb” and “ICb” index values indicated herein will not be subject to any revision.

3	Reference Indexes

Labor Index: “Employment Cost index for Workers in Aerospace manufacturing” hereinafter referred to as “ECI SIC 3721W”, quarterly published by the US Department of Labor, Bureau of Labor Statistics, in “NEWS”,(Table 6, “WAGES and SALARIES (NOT SEASONALLY ADJUSTED)): Employment Cost Indexes for Wages and Salaries for private industry workers by industry and occupational group”, or such other name that may be from time to time used for the publication title and/or table, (Aircraft manufacturing, standard industrial classification code SIC 3721, base month and year June 1989 = 100).

The quarterly value released for March, June, September and December will be the one deemed to apply for the two preceding months.

Index code for access on the Web site of the US Bureau of Labor Statistics: ECU28102i.

Material Index : “Industrial Commodities” (hereinafter referred to as “IC”) as published in “Producer Price Indexes” (Table 6. Producer price indexes and percent changes for commodity groupings and individual items). (Base Year 1982 = 100).

Index code for access on the Web site of the US Bureau of Labor Statistics: WPU03THRU15.

***** Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

Spirit Airlines – A320 Family	Page 1 of 4

EXHIBIT G

SELLER PRICE REVISION FORMULA

4	Revision Formula

*****

*****	Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

Spirit Airlines – A320 Family	Page 2 of 4

EXHIBIT G

SELLER PRICE REVISION FORMULA

5	General Provisions

5.1	Roundings

The Labor Index average and the Material Index average will be computed to the first decimal. If the next succeeding place is five (5) or more, the preceding decimal place will be raised to the next higher figure.

Each quotient will be rounded to the nearest ten-thousandth (4 decimals). If the next succeeding place is five (5) or more, the preceding decimal place will be raised to the next higher figure.

The final factor will be rounded to the nearest ten-thousandth (4 decimals).

The final price will be rounded to the nearest whole number (0.5 or more rounded to 1).

5.2	Substitution of Indexes for Airframe Price Revision Formula

If;

(i)	the United States Department of Labor substantially revises the methodology of calculation of the Labor Index or the Material Index as used in the Airframe Price Revision Formula, or

(ii)	the United States Department of Labor discontinues, either temporarily or permanently, such Labor Index or such Material Index, or

(iii)	the data samples used to calculate such Labor Index or such Material Index are substantially changed;

AVSA will select a substitute index for inclusion in the Airframe Price Revision Formula (the “Substitute Index”).

The Substitute Index will reflect as closely as possible the actual variance of the labor costs or of the material costs used in the calculation of the original Labor Index or Material Index, as the case may be.

As a result of the selection of the Substitute Index, AVSA will make an appropriate adjustment to the Airframe Price Revision Formula to combine the successive utilization of the original Labor Index or Material Index (as the case may be) and of the Substitute Index.

Spirit Airlines – A320 Family	Page 3 of 4

EXHIBIT G

SELLER PRICE REVISION FORMULA

5.3	Final Index Values

The index values defined in Paragraph 4 above will be considered final and no further adjustment to the basic prices as revised at Delivery of the Aircraft will be made after Aircraft Delivery for any subsequent changes in the published index values.

Spirit Airlines – A320 Family	Page 4 of 4

EXHIBIT H

PROPULSION SYSTEMS PRICE REVISION FORMULA

INTERNATIONAL AERO ENGINES

1	Reference Price of the Engines

The Reference Price of a set of two (2) INTERNATIONAL AERO ENGINES engines IAE V2524-A5, IAE V2527-A5 and IAE V2533-A5 are as quoted in Clause 3.1.1.3 of the Agreement.

These Reference Prices are subject to adjustment for changes in economic conditions as measured by data obtained from the US Department of Labor, Bureau of Labor Statistics, and in accordance with the provisions hereof.

2	Reference Period

The above Reference Prices have been established in accordance with the averaged economic conditions prevailing in ***** as defined, according to INTERNATIONAL AERO ENGINES by the ECIb and ICb index values indicated in Clause 4 of this Exhibit H.

3	Indexes

Labor Index: “Employment Cost Index for Workers in Aerospace manufacturing” hereinafter referred to as “ECI SIC 3721W”, published quarterly by the US Department of Labor, Bureau of Labor Statistics, in “NEWS,” and found in Table 6, “WAGES and SALARIES (not seasonally adjusted): Employment Cost Indexes for Wages and Salaries for private industry workers by industry and occupational group,” or such other name that may be from time to time used for the publication title and/or table. (Aircraft manufacturing, standard industrial classification code SIC 3721, base month and year June 1989 = 100.)

The quarterly value released for March, June, September and December will be the one deemed to apply for the two preceding months.

Material Index: “Industrial Commodities” (hereinafter referred to as “IC”) as published in “PPI Detailed report” (found in Table 6. “Producer price indexes and percent changes for commodity groupings and individual items not seasonally adjusted” or such other names that may be from time to time used for the publication title and/or table). (Base Year 1982 = 100.)

***** Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

Spirit Airlines – A320 Family	Page 1 of 4

EXHIBIT H

PROPULSION SYSTEMS PRICE REVISION FORMULA

INTERNATIONAL AERO ENGINES

4	Revision Formula

*****

*****	Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

Spirit Airlines – A320 Family	Page 2 of 4

EXHIBIT H

PROPULSION SYSTEMS PRICE REVISION FORMULA

INTERNATIONAL AERO ENGINES

5.	General Provisions

5.1	Roundings

(i)	ECIn and ICn will be calculated to the nearest tenth (1 decimal).

(ii)	Each quotient (ECIn/ECIb) and (ICn/ICb) will be calculated to the nearest ten-thousandth (4 decimals).

(iii)	The final factor will be rounded to the nearest ten-thousandth (4 decimals).

If the next succeeding place is five (5) or more the preceding decimal place will be raised to the nearest higher figure.

After final computation Pn will be rounded to the nearest whole number (0.5 rounds to 1).

5.2	Final Index Values

The Revised Reference Prices at the date of Aircraft delivery will be the final prices and will not be subject to any further adjustments in the indexes.

For any index value for which no final figure is available for any of the applicable months, the then published preliminary figures will be the basis on which the Revised Reference Price will be computed.

5.3	Interruption of Index Publication

If the US Department of Labor substantially revises the methodology of calculation or discontinues any of the indexes referred to hereabove, AVSA will reflect the substitute for the revised or discontinued index selected by INTERNATIONAL AERO ENGINES, such substitute index to lead in application to the same adjustment result, insofar as possible, as would have been achieved by continuing the use of the original index as it may have fluctuated had it not been revised or discontinued.

Appropriate revision of the formula will be made to accomplish this result.

Spirit Airlines – A320 Family	Page 3 of 4

EXHIBIT H

PROPULSION SYSTEMS PRICE REVISION FORMULA

INTERNATIONAL AERO ENGINES

5.4	Annulment of Formula

Should the above escalation provisions become null and void by action of the US Government, the price will be adjusted due to increases in the costs of labor and material which have occurred from the period represented by the applicable Reference

Price Indexes to average of the fifth (5th), sixth (6th) and seventh (7th) months prior to the scheduled Aircraft delivery.

5.5	Limitation

Should any Revised Reference Price be lower than the applicable Reference Price, the final price will be computed with the Reference Price.

Spirit Airlines – A320 Family	Page 4 of 4

AMENDMENT NO. 1

TO

THE A320 FAMILY PURCHASE AGREEMENT

Dated as of May 5, 2004

BETWEEN AVSA S.A.R.L.

AND

SPIRIT AIRLINES, INC.

This Amendment No. 1 (hereinafter referred to as the “Amendment”) entered into as of December 21, 2004 by and between AVSA S.A.R.L., a société à responsabilité limitée organized and existing under the laws of the Republic of France, having its registered office located at 2, Rond Point Maurice Bellonte, 31700 Blagnac, France (hereinafter referred to as the “Seller”) and SPIRIT AIRLINES, INC., a corporation organized and existing under the laws of the State of Delaware, United States of America, having its principal corporate office located at 2800 Executive Way, Miramar, Florida 33025, U.S.A. (hereinafter referred to as the “Buyer”).

WITNESSETH:

WHEREAS, the Buyer and the Seller have entered into an A320 Family Purchase Agreement, dated as of May 5, 2004 (which agreement, with all Exhibits, Appendices, Letter Agreements, is hereinafter called the “Agreement”), which Agreement relates to, inter alia, the sale by the Seller and the purchase by the Buyer of certain firmly ordered Airbus A319-100 and A321-200 model aircraft.

WHEREAS, at the Buyer’s request, the Buyer and the Seller have agreed that the Buyer will have no specific obligation to make Predelivery Payments and take delivery of ***** A319 Aircraft identified below under the Agreement provided that, when the Manufacturer contemporaneously sells such ***** subject A319 Aircraft to a third party, henceforth referred to as the “Alternate Buyer”, the Buyer will take delivery on lease of the subject aircraft from the Alternate Buyer pursuant to the terms of operating lease agreements between the Buyer and the Alternate Buyer.

WHEREAS, the Buyer and the Seller wish to amend certain other terms of the Agreement to reflect the foregoing.

WHEREAS, capitalized terms used herein and not otherwise defined in this Amendment will have the meanings assigned to them in the Agreement. The terms “herein,” “hereof,” and “hereunder” and words of similar import refer to this Amendment.

NOW, THEREFORE IT IS AGREED AS FOLLOWS:

***** Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

Spirit Airlines – A320 Family Amendment 1	1 of 8

1.	CANCELLATION OF THE SLB AIRCRAFT

1.1	The parties hereby agree to cancel the order for ***** A319 Firm Aircraft pursuant to the Agreement which are scheduled for delivery as follows:

*****

The foregoing cancelled Aircraft are henceforth referred to as the “SLB Aircraft”. The SLB Aircraft are the subject of a purchase and sale agreement between the Alternate Buyer and the Manufacturer dated as of even date hereof (the “Alternate Purchase Agreement”). The Buyer and the Seller agree that the Buyer will enter into a lease agreement with the Alternate Buyer and take delivery under lease of the subject SLB Aircraft from the Alternate Buyer (each a “Lease Agreement” and collectively the “Lease Agreements”), on the same delivery dates as when the SLB Aircraft would have been Ready for Delivery under the Agreement, except that *****.

1.2	Predelivery Payments

1.2.1	*****

1.2.2	*****

1.2.3	*****

1.2.4	*****

2.	DEFINITIONS

The definition for “A319 Firm Aircraft” is hereby deleted in its entirety and replaced with the following language between the words QUOTE and UNQUOTE:

QUOTE

A319 Firm Aircraft – any or all of the ***** A319-100 Aircraft for which the delivery schedule is set forth in Clause 9.1.1 hereof together with all components, equipment, parts and accessories installed in or on such aircraft and the Propulsion Systems installed thereon upon delivery.

***** Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

Spirit Airlines – A320 Family Amendment 1	2 of 8

UNQUOTE

3.	DELIVERY

Clause 9.1.1 of the Agreement is deleted in its entirety and replaced with the following language between the words QUOTE and UNQUOTE:

QUOTE

9.1.1	Subject to Clauses 2, 7, 8, 10 and 18, the Seller will have the Firm Aircraft Ready for Delivery at the Delivery Location within the following months (each a “Scheduled Delivery Month”).

The Scheduled Delivery Months for the A319 Firm Aircraft are as follow:

Quantity of A319 Firm Aircraft	Month/Year of Delivery
2 Aircraft	*****
2 Aircraft	*****
1 Aircraft	*****
1 Aircraft	*****
1 Aircraft	*****

The Scheduled Delivery Months for the A321 Firm Aircraft are as follow:

Quantity of A321	Firm Aircraft Month/Year of Delivery
1 Aircraft	*****
1 Aircraft	*****
2 Aircraft	*****

UNQUOTE

4.	SUPPLEMENTAL DEPOSIT

*****

5.	SUPPLEMENTAL GOODS AND SERVICES CREDIT

*****

6.	APPLICABILITY OF CREDITS

6.1	Support Credit Memorandum

*****

6.2	Advanced A319/A321 Credit Memorandum

Paragraph 2 to Letter Agreement No. 3 to the agreement is deleted in its entirety and replaced with the following language between the words QUOTE and UNQUOTE below:

QUOTE

2.	Special Credit Memorandum

2.1	*****

***** Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

Spirit Airlines – A320 Family Amendment 1	3 of 8

2.1.1	*****

2.1.2	*****

2.1.3	*****

2.1.4	*****

UNQUOTE

7.	AVSA POST DELIVERY CREDIT

Paragraph 2 to Letter Agreement No. 10 to the agreement is deleted in its entirety and replaced with the following language between the words QUOTE and UNQUOTE below:

QUOTE

2.	Applicability of AVSA Post-Delivery Credit

*****

UNQUOTE

8.	CUSTOMIZATION

(i)	The parties hereby agree to delete in their entirety the provisions in Paragraph 1 of Letter Agreement No. 9 to the Agreement.

(ii)	(a)Clause 3.1.1.2.1 (ii) of the Agreement is deleted in its entirety and replaced with the following text between the words QUOTE and UNQUOTE:

QUOTE

3.1.1.2.1 (ii) The Base Price of anticipated SCNs for the A319 Aircraft mutually agreed upon prior to the signature of this Agreement (i.e., May 5, 2004), at delivery conditions prevailing in January 2003, is:

*****

UNQUOTE

(b) Clause 3.1.1.2.2 (ii) of the Agreement is deleted in its entirety and replaced with the following text between the words QUOTE and UNQUOTE:

QUOTE

***** Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

Spirit Airlines – A320 Family Amendment 1	4 of 8

3.1.1.2.2 (ii) The Base Price of anticipated SCNs for the A320 Aircraft mutually agreed upon prior to the signature of this Agreement (i.e., May 5, 2004), at delivery conditions prevailing in January 2003, is:

*****

UNQUOTE

c) Clause 3.1.1.2.3 (ii) of the Agreement is deleted in its entirety and replaced with the following text between the words QUOTE and UNQUOTE:

QUOTE

3.1.1.2.3 (ii) The Base Price of anticipated SCNs for the A321 Aircraft mutually agreed upon prior to the signature of this Agreement (i.e., May 5, 2004), at delivery conditions prevailing in January 2003, is:

*****

UNQUOTE

(iii)	Exhibit A-4 to the Agreement is deleted in its entirety and replaced with the new Exhibit A-4 Revision 1 annexed to this Amendment in Appendix 1. The parties agree that the information contained therein is provided for pricing purposes only and does not constitute changes to the Specification until such time as the parties have executed the applicable binding SCNs.

(iv)	Clause 2.1.2 of the Agreement is deleted in its entirety and replaced with the following text between the words QUOTE and UNQUOTE:

QUOTE

2.1.2 The Specifications may be amended by execution by Buyer and Seller of a Specification Change Notice (SCN) in substantially the form set out in Exhibit B-1 hereto. An SCN will set out the SCN’s effectivity and the particular change to be made to the Specifications and the effect, if any, of such change on design, performance, weight, Delivery Date of the Aircraft affected thereby, interchangeability or replaceability requirements of the Specification and text of the Specification. An SCN may result in an adjustment of the Base Price of the Aircraft, which adjustment if any, will be specified in the SCN. A list of anticipated SCNs as of the date hereof is annexed hereto in Exhibit A-4 Revision 1.

UNQUOTE

(v)	Clause 5.2.5 of the Agreement is deleted in its entirety and replaced with the following text between the words QUOTE and UNQUOTE:

***** Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

Spirit Airlines – A320 Family Amendment 1	5 of 8

QUOTE

5.2.5	SCN Predelivery Payment

*****

UNQUOTE

9.	PRICE GUARANTEE

*****

10.	CONDITION PRECEDENT

It is a condition precedent to the effectivity of this Amendment that the Manufacturer, or its designee, and the Alternate Buyer have concluded the Alternate Purchase Agreement by December 22, 2004 for the purchase and sale of ***** A319 aircraft for the purpose of the Buyer to lease such aircraft from the Alternate Buyer. The Seller shall notify the Buyer upon conclusion of the Alternate Purchase Agreement.

If the Alternate Purchase Agreement is not executed by December 22, 2004, this Amendment shall immediately become null and void and the Agreement (for this purpose not including this Amendment) shall remain in full force and effect.

11.	TERMINATION EVENT

*****

12.	EFFECT OF THE AMENDMENT

12.1	This Amendment contains the entire agreement between the parties with respect to the subject matter hereof and supersedes any previous understanding, commitments or representations whatsoever, whether oral or written between the Buyer and the Seller.

12.2	The Agreement will be deemed amended to the extent provided in this Amendment and, except as specifically amended hereby, will continue in full force and effect in accordance with its original terms. Both parties agree that this Amendment will constitute an integral, nonseverable part of the Agreement and be governed by its provisions, except that if the Agreement and this Amendment have specific provisions that are inconsistent, the specific provisions contained in this Amendment will govern.

13.	CONFIDENTIALITY

The Seller and the Buyer (including their employees, agents and advisors) agree to keep the terms and conditions of this Amendment strictly confidential, except as required by applicable law or pursuant to legal process. The Seller and the Buyer will consult prior to any public disclosure regarding this Amendment; provided, however that, following execution of this Amendment, Buyer may make such disclosure thereof as may be required by law or governmental orders, rules or regulations.

***** Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

Spirit Airlines – A320 Family Amendment 1	6 of 8

14.	GOVERNING LAW

THIS AMENDMENT AND THE AGREEMENTS CONTEMPLATED HEREBY WILL BE GOVERNED BY AND CONSTRUED AND THE PERFORMANCE THEREOF WILL BE DETERMINED IN ACCORDANCE WITH THE PROVISIONS OF SUBPARAGRAPH 22.3 OF THE AGREEMENT.

IT IS AGREED THAT THE UNITED NATIONS CONVENTION ON CONTRACTS FOR THE INTERNATIONAL SALE OF GOODS WILL NOT APPLY TO THIS AMENDMENT.

15.	COUNTERPARTS

This Amendment No. 1 may be executed by the parties hereto in separate counterparts, each of which when so executed shall be an original, but all such counterparts shall together constitute one and the same instrument.

Spirit Airlines – A320 Family Amendment 1	7 of 8

If the foregoing correctly sets forth our understanding, please execute the original and one (1) copy hereof in the space provided below and return a copy to the Seller.

Very truly yours,

AVSA S.A.R.L.

By:	/s/ illegible
Its:	AVSA, CEO

Accepted and Agreed,

SPIRIT AIRLINES, INC.

By:	/s/ John R. Severson
Its:	EVP & CFO

Spirit Airlines – A320 Family Amendment 1	8 of 8

AMENDMENT NO. 2

TO

THE A320 FAMILY PURCHASE AGREEMENT

Dated as of May 5, 2004

BETWEEN AVSA S.A.R.L.

AND

SPIRIT AIRLINES, INC.

This Amendment No. 2 (hereinafter referred to as the “Amendment”) entered into as of April 15, 2005 by and between AVSA S.A.R.L., a société a responsabilité limitée organized and existing under the laws of the Republic of France, having its registered office located at 2, Rond Point Maurice Bellonte, 31700 Blagnac, France (hereinafter referred to as the “Seller”) and SPIRIT AIRLINES, INC, a corporation organized and existing under the laws of the State of Delaware, United States of America, having its principal corporate office located at 2800 Executive Way, Miramar, Florida 33025, U.S.A, (hereinafter referred to as the “Buyer”).

WITNESSETH:

WHEREAS, the Buyer and the Seller have entered into an A320 Family Purchase Agreement, dated as of May 5, 2004, relating to the sale by the Seller and the purchase by the Buyer of certain firmly ordered Airbus A319-100 and A321-200 model aircraft (the “Aircraft”), which, together with all Exhibits, Appendices, Letter Agreements attached thereto and as amended by Amendment No. 1 dated as of December 21, 2004 is hereinafter called the “Agreement”.

WHEREAS, at the Buyer’s request, the Buyer and the Seller have agreed that the Buyer will defer certain Predelivery Payments and order ***** additional A321 Aircraft (the “Additional A321 Aircraft”).

WHEREAS, the Buyer and the Seller wish to amend certain other terms of the Agreement in consideration of the foregoing.

WHEREAS, capitalized terms used herein and not otherwise defined in this Amendment will have the meanings assigned to them in the Agreement. The terms “herein,” “hereof,” and “hereunder” and words of similar import refer to this Amendment.

NOW, THEREFORE IT IS AGREED AS FOLLOWS:

***** Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

Spirit Airlines – A320 Family Amendment 2	Page 1 of 6

1.	SALE AND PURCHASE

The Seller will cause to be manufactured, will acquire and will sell and deliver, and the Buyer will purchase (from the Seller) and take delivery of, ***** additional A321 Aircraft (the “Additional A321 Aircraft”), pursuant to the terms and conditions herein described.

2.	DELIVERY

2.1	The ***** Additional A321 Aircraft will be provisionally scheduled for Delivery in, respectively, ***** until all conditions set forth in Paragraph 5 are met or waived in writing, at which time the foregoing delivery positions will be firm. The Seller will make commercially reasonable efforts to reserve such delivery positions from the date hereof. In the event that one or more of the foregoing delivery positions becomes unavailable, the Buyer and Seller will agree on a mutually acceptable alternative delivery position.

2.2	Clause 9.1.1 of the Agreement is deleted in its entirety and replaced with the following quoted text:

QUOTE

9.1.1 Subject to Clauses 2, 7, 8, 10 and 18, the Seller will have the Firm Aircraft Ready for Delivery at the Delivery Location within the following months (each a “Scheduled Delivery Month”).

The Scheduled Delivery Months for the A319 Firm Aircraft are as follow:

Quantity of A319 Firm Aircraft	Month/Year of Delivery
2 Aircraft	*****

2 Aircraft	*****

1 Aircraft	*****

1 Aircraft	*****

1 Aircraft	*****

The Scheduled Delivery Months for the A321 Firm Aircraft are as follow:

Quantity of A321 Firm Aircraft	Month/Year of Delivery
1 Aircraft	*****

1 Aircraft	*****

2 Aircraft	*****

1 Aircraft (Additional A321 Aircraft)	*****

1 Aircraft (Additional A321 Aircraft)	*****

1 Aircraft (Additional A321 Aircraft)	*****

***** Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

Spirit Airlines – A320 Family Amendment 2	Page 2 of 6

UNQUOTE

3.	ADDITIONAL A321 AIRCRAFT

3.1	Base Price

The Base Price of the Additional A321 Aircraft will be the same as for the A321 Firm Aircraft, the terms and conditions of which are set forth in Clause 3 of the Agreement. All Airframe prices will be subject to revision until Delivery of the relevant Aircraft in accordance with the Seller Price Revision Formula and all Propulsion System prices are subject to revision until Delis cry of the relevant Aircraft in accordance with the Propulsion Systems Price Revision Formula in Exhibit H to the Agreement. Credit memoranda applicable to Conversion A321 Aircraft, as set forth in Paragraph 4.3 and 4.4(c) of Letter Agreement 4 to the Agreement shall apply to the Additional A321 Aircraft. Paragraph 2.2 of Letter Agreement 3 shall also apply to the Additional A321 Aircraft provided that the Buyer has taken delivery of all four (4) A321 Aircraft Agreement in addition to the Additional A321 Aircraft.

3.2	Predelivery Payments

The Buyer shall make all Predelivery Payments in respect of the Additional A321 Aircraft in accordance with Clause 5 of the Agreement as pertaining to Option Aircraft with the following exceptions:

(i) The Predelivery Payment Reference Price for the Additional A321 Aircraft will be equal to the Base Price of the A321 Aircraft as defined in Clause 3 of the Agreement for purposes of calculating each Predelivery Payment on such Additional A321 Aircraft.

(ii) The Buyer will pay the Seller an amount equal to ***** for each of the Additional A321 Aircraft on May 2, 2005 as partial payment of the 1st Predelivery Payment due under Clause 5.2.3 of the Agreement.

(iii) *****

3.3	Deferral Right

*****

3.4	Conversion Right

*****

3.5	Option Aircraft

*****

***** Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

Spirit Airlines – A320 Family Amendment 2	Page 3 of 6

4.	2005 PDP DEFERRAL

4.1	Subject to the conditions of Paragraph 4.2 below and without prejudice to any of the Seller’s rights and remedies which may result from the Buyer’s failure to make Predelivery Payments, the parties agree *****

4.2	*****

5.	CONDITION PRECEDENT

It is a condition precedent to the effectivity of this Amendment that (1) the Buyer and Seller receive approval of their respective Boards of Directors by May 2, 2005 and (ii) the Buyer receives an incremental capital injection in the amount of at least ***** in cash by ***** and (iii) no event shall have occurred which constitutes a Termination Event under the Agreement.

In the event that any of the above conditions are not met, then (a) this Amendment and the terms herein are null and void with immediate effect; (b) the order for the Incremental A321 Aircraft will be cancelled; (c) and any ***** will be due and payable to the Seller together with accrued interest thereon and (d) the Seller shall pay to the Buyer an amount equal to the payment made by the Buyer to the Seller under Paragraph 3.2 (ii) above, all immediately upon the failure of such condition precedent to be met.

In addition, in the event that a cumulative incremental capital injection of at least ***** in cash is not received by *****, the Seller shall be entitled to terminate this Amendment and if the Seller so terminates, then, thereafter (a) the terms herein are null and void; (b) the order for the Incremental A321 Aircraft will be cancelled; (c) any ***** will be due and payable to the Seller together with accrued interest thereon and (d) the Seller shall pay to the Buyer an amount equal to the payment made by the Buyer to the Seller under Paragraph 3.2 (ii) above, all immediately upon written notice to the Buyer of Seller’s election to terminate this Amendment.

6.	EFFECT OF THE AMENDMENT

6.1	This Amendment contains the entire agreement between the parties with respect to the subject matter hereof and supersedes any previous understanding, commitments or representations whatsoever, whether oral or written between the Buyer and the Seller.

6.2	The Agreement will be deemed amended to the extent provided in this Amendment and, except as specifically amended hereby, will continue in full force and effect in accordance with its original terms. Both parties agree that this Amendment will constitute an integral, nonseverable part of the Agreement and be governed by its provisions, except that if the Agreement and this Amendment have specific provisions that are inconsistent, the specific provisions contained in this Amendment will govern.

***** Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

Spirit Airlines – A320 Family Amendment 2	Page 4 of 6

7.	CONFIDENTIALITY

The Seller and the Buyer (including their employees, agents and advisors) agree to keep the terms and conditions of this Amendment strictly confidential, except as required by applicable law or pursuant to legal process. The Seller and the Buyer will consult prior to any public disclosure regarding this Amendment; provided, however that, following execution of this Amendment. Buyer may make such disclosure thereof as may be required by law or governmental orders, rules or regulations.

8.	GOVERNING LAW

THIS AMENDMENT AND THE AGREEMENTS CONTEMPLATED HEREBY WILL BE GOVERNED BY AND CONSTRUED AND THE PERFORMANCE THEREOF WILL BE DETERMINED IN ACCORDANCE WITH THE PROVISIONS OF SUBPARAGRAPH 223 OF THE AGREEMENT.

IT IS AGREED THAT THE UNITED NATIONS CONVENTION ON CONTRACTS FOR THE INTERNATIONAL SALE OF GOODS WILL NOT APPLY TO THIS AMENDMENT.

9.	COUNTERPARTS

This Amendment No. 2 may be executed by the parties hereto in separate counterparts, each of which when so executed shall be an original, but all such counterparts shall together constitute one and the same instrument.

Spirit Airlines – A320 Family Amendment 2	Page 5 of 6

If the foregoing correctly sets forth our understanding, please execute the original and one (1) copy hereof in the space provided below and return a copy to the Seller.

Very truly yours,

AVSA S.A.R.L.

By:	/s/ illegible
Its:	CEO

Accepted and Agreed,

SPIRIT AIRLINES, INC.

By:	/s/ John R. Severson
Its:	EVP & CFO

Spirit Airlines – A320 Family Amendment 2	Page 6 of 6

AMENDMENT NO. 3

TO

THE A320 FAMILY PURCHASE AGREEMENT

Dated as of May 5, 2004

BETWEEN AVSA S.A.R.L.

AND

SPIRIT AIRLINES, INC.

This Amendment No. 3 (hereinafter referred to as the “Amendment”) entered into as of June 30, 2005 by and between AVSA S.A.R.L., a société à responsabilité limitée organized and existing under the laws of the Republic of France, having its registered office located at 2, Rond Point Maurice Bellonte, 31700 Blagnac, France (hereinafter referred to as the “Seller”) and SPIRIT AIRLINES, INC., a corporation organized and existing under the laws of the State of Delaware, United States of America, having its principal corporate office located at 2800 Executive Way, Miramar, Florida 33025, U.S.A. (hereinafter referred to as the “Buyer”).

WITNESSETH:

WHEREAS, the Buyer and the Seller have entered into an A320 Family Purchase Agreement, dated as of May 5, 2004, relating to the sale by the Seller and the purchase by the Buyer of certain firmly ordered Airbus A319-100 and A321-200 model aircraft (the “Aircraft”), which, together with all Exhibits, Appendices, Letter Agreements attached thereto and as amended by Amendment No. 1 dated as of December 21, 2004 and Amendment No. 2 dated as of April 15, 2005, is hereinafter called the “Agreement”.

WHEREAS, *****

WHEREAS, the Buyer and the Seller wish to amend certain other terms of the Agreement in consideration of the foregoing.

WHEREAS, capitalized terms used herein and not otherwise defined in this Amendment will have the meanings assigned to them in the Agreement. The terms “herein,” “hereof,” and “hereunder” and words of similar import refer to this Amendment.

NOW, THEREFORE IT IS AGREED AS FOLLOWS:

1.	CONDITION PRECEDENT TO EFFECTIVITY OF AMENDMENT NO. 2

The first paragraph of Paragraph 5 of Amendment No. 2 will be amended to delete subparagraph (ii) thereof and to insert in its place:

QUOTE

*****

UNQUOTE

***** Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

2.	PREDELIVERY PAYMENTS

2.1	*****

2.2	*****

*****

3.	EFFECT OF THE AMENDMENT

3.1	This Amendment contains the entire agreement between the parties with respect to the subject matter hereof and supersedes any previous understanding, commitments or representations whatsoever, whether oral or written between the Buyer and the Seller.

3.2	The Agreement will be deemed amended to the extent provided in this Amendment and, except as specifically amended hereby, will continue in full force and effect in accordance with its original terms. Both parties agree that this Amendment will constitute an integral, nonseverable part of the Agreement and be governed by its provisions, except that if the Agreement and this Amendment have specific provisions that are inconsistent, the specific provisions contained in this Amendment will govern.

4.	CONFIDENTIALITY

The Seller and the Buyer (including their employees, agents and advisors) agree to keep the terms and conditions of this Amendment strictly confidential, except as required by applicable law or pursuant to legal process. The Seller and the Buyer will consult prior to any public disclosure regarding this Amendment; provided, however that, following execution of this Amendment, Buyer may make such disclosure thereof as may be required by law or governmental orders, rules or regulations.

***** Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

5.	GOVERNING LAW

THIS AMENDMENT AND THE AGREEMENTS CONTEMPLATED HEREBY WILL BE GOVERNED BY AND CONSTRUED AND THE PERFORMANCE THEREOF WILL BE DETERMINED IN ACCORDANCE WITH THE PROVISIONS OF SUBPARAGRAPH 22.3 OF THE AGREEMENT.

IT IS AGREED THAT THE UNITED NATIONS CONVENTION ON CONTRACTS FOR THE INTERNATIONAL SALE OF GOODS WILL NOT APPLY TO THIS AMENDMENT.

6.	COUNTERPARTS

This Amendment No. 3 may be executed by the parties hereto in separate counterparts, each of which when so executed shall be an original, but all such counterparts shall together constitute one and the same instrument.

If the foregoing correctly sets forth our understanding, please execute the original and one (1) copy hereof in the space provided below and return a copy to the Seller.

Very truly yours,

AVSA S.A.R.L.

By:	/s/ illegible
Its:

Accepted and Agreed,

SPIRIT AIRLINES, INC.

By:	/s/ Maria Knutsen-Pugh
Its:	Vice President – Commercial Law

AMENDMENT NO. 4

TO

THE A320 FAMILY PURCHASE AGREEMENT

Dated as of May 5, 2004

BETWEEN AVSA S.A.R.L.

AND

SPIRIT AIRLINES, INC.

This Amendment No. 4 to the A320 Family Purchase Agreement dated as of May 5, 2004 (hereinafter referred to as the “Amendment”) is entered into as of October 27, 2006 by and between AIRBUS S.A.S. (legal successor to AVSA S.A.R.L.), organized and existing under the laws of the Republic of France, having its registered office located at 1, Rond Point Maurice Bellonte, 31700 Blagnac, France (hereinafter referred to as the “Seller”) and SPIRIT AIRLINES, INC., a corporation organized and existing under the laws of the State of Delaware, United States of America, having its principal corporate office located at 2800 Executive Way, Miramar, Florida 33025, U.S.A. (hereinafter referred to as the “Buyer”).

WHEREAS, the Buyer and AVSA S.A.R.L have entered into an A320 Family Purchase Agreement, dated as of May 5, 2004, relating to the sale by the Seller and the purchase by the Buyer of certain firmly ordered Airbus A319-100 and A321-200 model aircraft (the “Aircraft”), which, together with all Exhibits, Appendices, Letter Agreements attached thereto and as amended by Amendment No. 1 dated as of December 21, 2004, Amendment No. 2 dated as of April 15, 2005, and Amendment No. 3 dated as of June 30, 2005 is hereinafter called the “Agreement”.

WHEREAS, the Buyer and the Seller have agreed that the Buyer will firmly order thirty (30) additional A319 Aircraft in accordance with the terms set forth herein.

WHEREAS, the Buyer and the Seller agree to reschedule the delivery positions of ***** A319 Firm Aircraft, ***** A321 Firm Aircraft and ***** Additional A321 Aircraft.

WHEREAS, the Buyer and the Seller wish to amend certain other terms of the Agreement in consideration of the foregoing.

NOW, THEREFORE IT IS AGREED AS FOLLOWS:

The capitalized terms used herein and not otherwise defined in this Amendment will have the meanings assigned to them in the Agreement. Except as used within quoted text, the terms “herein,” “hereof,” and “hereunder” and words of similar import refer to this Amendment.

***** Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

Spirit Airlines – A320 Family Amendment 4	1

1.	DEFINITIONS

1.1	Clause 0 of the Agreement is amended to add the terms and corresponding definitions set forth in the following quoted text:

QUOTE

(i)	Additional A319 Firm Aircraft — any or all of the thirty (30) firm A319-100 Aircraft for which the delivery schedule is set forth in Clause 9.1.1 hereof, together with all components, equipment, parts and accessories installed in or on such aircraft and the Propulsion Systems installed thereon upon delivery.

(ii)	Additional A321 Aircraft — any or all of the ***** A321-200 Aircraft ordered by the Buyer and sold by the Seller pursuant to Amendment No. 2 to the Agreement for which the delivery schedule is set forth in Clause 9.1.1 hereof, together with all components, equipment, parts and accessories installed in or on such aircraft and the Propulsion Systems installed thereon upon delivery.

(iii)	A330 Aircraft — *****

UNQUOTE

1.2	Clause 0 is further amended by deleting the definitions of “A319 Aircraft”, “A320 Aircraft”, “A321 Aircraft”, “Aircraft” and “Firm Aircraft” and replacing such deleted definitions with the following quoted text:

QUOTE

A319 Aircraft – any or all of the (i) A319 Firm Aircraft; or (ii) Additional A319 Firm Aircraft.

A320 Aircraft – any firmly ordered A320 Aircraft that the Buyer elects to convert from an A319 Aircraft.

A321 Aircraft – any or all of the A321 Firm Aircraft or A319 Aircraft that Buyer elects to convert into firmly ordered A321 aircraft.

Aircraft – any or all of the A319 Aircraft, A320 Aircraft and A321 Aircraft to be sold by the Seller and purchased by the Buyer pursuant to this Agreement.

Firm Aircraft – any or all of the A319 Firm Aircraft, A321 Firm Aircraft and Additional A319 Firm Aircraft.

UNQUOTE

***** Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

Spirit Airlines – A320 Family Amendment 4	2

2.	SALE AND PURCHASE

The Seller shall manufacture, sell and deliver, and the Buyer will purchase from the Seller and take delivery of, thirty (30) additional A319 Aircraft (the “Additional A319 Firm Aircraft”), pursuant to the terms and conditions herein described.

3.	RESCHEDULING AND IRREVOCABLE CONVERSIONS

3.1	***** A319 Firm Aircraft are irrevocably rescheduled from February 2007 and June 2007 to respectively May 2009 and June 2009,

3.2	***** A321 Firm Aircraft are irrevocably rescheduled from November 2007 and December 2007 to respectively November 2009 and December 2009,

3.3	***** Additional A321 Aircraft are irrevocably rescheduled from October 2008 and November 2008 to respectively June 2009 and September 2009 (the Aircraft referred to in Paragraph 3.1, 3.2 and 3.3 are collectively, the “Rescheduled Aircraft”)

3.4	The parties hereby agree to irrevocably convert ***** A321 Firm Aircraft and ***** Additional A321 Aircraft scheduled for delivery in respectively ***** into A319 Firm Aircraft (the “Converted A319 Aircraft”).

4.	DELIVERY

4.1	As a result of Paragraph 2 and 3 above, Clause 9.1.1 of the Agreement is deleted in its entirety and replaced with the following quoted text:

QUOTE

9.1.1 Subject to Clauses 2, 7, 8, 10 and 18, the Seller will have the Firm Aircraft Ready for Delivery at the Delivery Location within the following months (each a “Scheduled Delivery Month”).

The Scheduled Delivery Months for the A319 Firm Aircraft are as follows:

Aircraft	Quantity of Aircraft	Month	Year
A319 Firm Aircraft	1	*****	*****
A319 Firm Aircraft	1	*****	*****
A319 Firm Aircraft	1	*****	*****
A319 Firm Aircraft	1	*****	*****
A319 Firm Aircraft	1	*****	*****
A319 Firm Aircraft *	1	*****	*****
A319 Firm Aircraft *	1	*****	*****
A319 Firm Aircraft *	1	*****	*****
A319 Firm Aircraft **	1	*****	*****
A319 Firm Aircraft **	1	*****	*****

***** Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

Spirit Airlines – A320 Family Amendment 4	3

Total A319 Firm Aircraft 10
* *****
** *****

The Scheduled Delivery Months for the Additional A319 Firm Aircraft are as follows:

Aircraft	Quantity of Aircraft	Month	Year
Additional A319 Firm Aircraft	1	*****	*****
Additional A319 Firm Aircraft	1	*****	*****
Additional A319 Firm Aircraft	1	*****	*****
Additional A319 Firm Aircraft	1	*****	*****
Additional A319 Firm Aircraft	1	*****	*****
Additional A319 Firm Aircraft	1	*****	*****
Additional A319 Firm Aircraft	1	*****	*****
Additional A319 Firm Aircraft	1	*****	*****
Additional A319 Firm Aircraft	1	*****	*****
Additional A319 Firm Aircraft	1	*****	*****
Additional A319 Firm Aircraft	1	*****	*****
Additional A319 Firm Aircraft	1	*****	*****
Additional A319 Firm Aircraft	1	*****	*****
Additional A319 Firm Aircraft	1	*****	*****
Additional A319 Firm Aircraft	1	*****	*****
Additional A319 Firm Aircraft	1	*****	*****
Additional A319 Firm Aircraft	1	*****	*****
Additional A319 Firm Aircraft	1	*****	*****
Additional A319 Firm Aircraft	1	*****	*****
Additional A319 Firm Aircraft	1	*****	*****
Additional A319 Firm Aircraft	1	*****	*****
Additional A319 Firm Aircraft	1	*****	*****
Additional A319 Firm Aircraft	1	*****	*****
Additional A319 Firm Aircraft	1	*****	*****
Additional A319 Firm Aircraft	1	*****	*****
Additional A319 Firm Aircraft	1	*****	*****
Additional A319 Firm Aircraft	1	*****	*****
Additional A319 Firm Aircraft	1	*****	*****
Additional A319 Firm Aircraft	1	*****	*****
Additional A319 Firm Aircraft	1	*****	*****
Total Additional Firm Aircraft	30

The Scheduled Delivery Months for the A321 Aircraft are as follows:

Aircraft	Quantity of Aircraft	Month	Year
Additional A321 Aircraft**	1	*****	*****

***** Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

Spirit Airlines – A320 Family Amendment 4	4

Additional A321 Aircraft**	1	*****	*****
A321 Firm Aircraft**	1	*****	*****
A321 Firm Aircraft**	1	*****	*****
Total	4
** *****

UNQUOTE

5.	PRICE

5.1	The provisions contained in Clause 3.1.1.2 are hereby cancelled and replaced by the following provisions set forth between the “QUOTE” and “UNQUOTE”:

QUOTE

3.1.1.2.1	A319 Airframe

The Base Price of the A319 Airframe is the sum of the Base Prices set forth below in (i) and (ii):

(i)	the Base Price of the A319 Airframe, as defined in the A319 Standard Specification (excluding Buyer Furnished Equipment and SCNs), at delivery conditions prevailing in January 2006:

*****

(ii)	the Base Price of anticipated SCNs for the A319 Aircraft mutually agreed upon prior to the signature of this Agreement at delivery conditions prevailing in January 2006, is:

*****

3.1.1.2.2	A320 Airframe

The Base Price of the A320 Airframe is the sum of the Base Prices set forth below in (i) and (ii):

(i)	the Base Price of the A320 Airframe, as defined in the A320 Standard Specification (excluding Buyer Furnished Equipment and SCNs) at delivery conditions prevailing in January 2006, is:

*****

(ii)	the Base Price of anticipated SCNs for the A320 Aircraft mutually agreed upon prior to the signature of this Agreement including ***** is:

***** Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

Spirit Airlines – A320 Family Amendment 4	5

*****

3.1.1.2.3	A321 Airframe

The Base Price of the A321 Airframe is the sum of the Base Prices set forth below in (i) and (ii):

(i)	the Base Price of the A321 Airframe, as defined in the A321 Standard Specification (excluding Buyer Furnished Equipment and SCNs), at delivery conditions prevailing in January 2006, is:

*****

(ii)	the Base Price of anticipated SCNs for the A321 Aircraft mutually agreed upon prior to the signature of this Agreement , at delivery conditions prevailing in January 2006, is:

*****

UNQUOTE

5.2	The provisions contained in Clause 3.1.1.3 of the Agreement are hereby cancelled and replaced by the following quoted provisions:

QUOTE

3.1.1.3	Base Price of the Propulsion Systems

3.1.1.3.1	A319 Propulsion Systems

The Base Price of the IAE V2524-A5 Propulsion Systems, at delivery conditions prevailing in January 2006, is:

*****

Said Base Price has been calculated from the Reference Price for the A319 Propulsion Systems indicated by International Aero Engines of US ***** in accordance with delivery conditions prevailing in January 2001.

3.1.1.3.2	A320 Propulsion Systems

The Base Price of the Propulsion Systems IAEV2527-A5, at delivery conditions prevailing in January 2006, is:

*****

***** Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

Spirit Airlines – A320 Family Amendment 4	6

Said Base Price has been calculated from the Reference Price for the A320 Propulsion Systems indicated by International Aero Engines of US ***** in accordance with delivery conditions January 2001.

3.1.1.3.3	A321 Propulsion Systems

The Base Price of the IAEV2533-A5 Propulsion Systems for the A321 Aircraft, at delivery conditions prevailing in January 2006, is:

*****

Said Base Price has been calculated from the Reference Price for the A321 Propulsion Systems indicated by International Aero Engines of US $ ***** in accordance with delivery conditions January 2001.

UNQUOTE

5.3	Exhibit A4-1 Revision 1 is hereby deleted and replaced with Exhibit A4-1 Revision 2 annexed hereto. Any reference in the Agreement to “Exhibit A4” or “Exhibit A4-1 Revision 1” is deleted and replaced with “Exhibit A4-1 Revision 2”.

6.	PRICE REVISION

6.1	Exhibit G to the Agreement, Seller Price Revision Formula, is deleted and replaced by Exhibit G-1, Seller Price Revision Formula annexed hereto.

6.2	Exhibit H to the Agreement, Propulsion System Price Revision Formula, is deleted and replaced by Exhibit H-1, Propulsion System Price Formula annexed hereto.

7.	CONDITION PRECEDENT

7.1	It is a condition precedent to the effectivity of this Amendment that at the time of execution hereof, no event shall have occurred which constitutes a Termination Event under the Agreement.

8.	EFFECT OF THE AMENDMENT

8.1	This Amendment contains the entire agreement between the parties with respect to the subject matter hereof and supersedes any previous understanding, commitments or representations whatsoever, whether oral or written between the Buyer and the Seller.

8.2	The Agreement will be deemed amended to the extent provided in this Amendment and, except as specifically amended hereby, will continue in full force and effect in accordance with its original terms. Both parties agree that this Amendment will constitute an integral, nonseverable part of the Agreement and be governed by its provisions, except that if the Agreement and this Amendment have specific provisions that are inconsistent, the specific provisions contained in this Amendment will govern.

***** Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

Spirit Airlines – A320 Family Amendment 4	7

9.	CONFIDENTIALITY

The Seller and the Buyer (including their employees, agents and advisors) agree to keep the terms and conditions of this Amendment strictly confidential, except as required by applicable law or pursuant to legal process. The Seller and the Buyer will consult prior to any public disclosure regarding this Amendment and will mutually agree on any such disclosure; provided, however that, following execution of this Amendment, Buyer may make such disclosure thereof as may be required by law or governmental orders, rules or regulations.

10.	GOVERNING LAW

THIS AMENDMENT AND THE AGREEMENTS CONTEMPLATED HEREBY WILL BE GOVERNED BY AND CONSTRUED AND THE PERFORMANCE THEREOF WILL BE DETERMINED IN ACCORDANCE WITH THE PROVISIONS OF SUBPARAGRAPH 22.4 OF THE AGREEMENT.

IT IS AGREED THAT THE UNITED NATIONS CONVENTION ON CONTRACTS FOR THE INTERNATIONAL SALE OF GOODS WILL NOT APPLY TO THIS AMENDMENT.

11.	COUNTERPARTS

This Amendment No. 4 may be executed by the parties hereto in separate counterparts, each of which when so executed shall be an original, but all such counterparts shall together constitute one and the same instrument. Such counterparts may be delivered via facsimile and/or electronic mail (provided that an original is subsequently delivered).

Spirit Airlines – A320 Family Amendment 4	8

If the foregoing correctly sets forth our understanding, please execute the original and one (1) copy hereof in the space provided below and return a copy to the Seller.

Very truly yours,

AIRBUS S.A.S.

By:	/s/ Christophe Mourey
Its:	Senior Vice President Contracts

Accepted and Agreed,

SPIRIT AIRLINES, INC.

By:	/s/ B. Ben Baldanza
Its:	President & CEO

Spirit Airlines – A320 Family Amendment 4	9

Exhibit A4-1 Revision 2

Spirit Airlines Single Aisle – Option list

*****

***** Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

EXHIBIT G-1

SELLER PRICE REVISION FORMULA

1	Base Price

The Base Price of the Airframe of the applicable Aircraft is as quoted in Clause 3.1 of the Agreement.

2	Base Period

The above Basic Price has been established in accordance with the average economic conditions prevailing in ***** as defined by “ECIb” and “ICb” index values indicated in Paragraph 4 of this Exhibit G.

This Base Price is subject to adjustment for changes in economic conditions as measured by data obtained from the US Department of Labor, Bureau of Labor Statistics, and in accordance with the provisions of Paragraphs 4 and 5 of this Exhibit G.

“ECIb” and “ICb” index values indicated herein will not be subject to any revision.

3	Reference Indexes

Labor Index: “Employment Cost Index for Workers in Aerospace manufacturing” hereinafter referred to as “ECI 336411W”, quarterly published by the US Department of Labor, Bureau of Labor Statistics, in “NEWS”,(Table 9, “WAGES and SALARIES (not seasonally adjusted)): Employment Cost Indexes for Wages and Salaries for private industry workers by industry and occupational group”, or such other name that may be from time to time used for the publication title and/or table, (Aircraft manufacturing, NAICS code 336411, base month and year *****).

The quarterly value released for a certain month (March, June, September and December) will be the one deemed to apply for the two preceding months.

Index code for access on the Web site of the US Bureau of Labor Statistics:

C1U20232110000001.

Material Index: “Industrial Commodities” (hereinafter referred to as “IC”) as published in “Producer Price Indexes” (Table 6. Producer price indexes and percent changes for commodity groupings and individual items).

(Base Year 1982 = 100).

Index code for access on the Web site of the US Bureau of Labor Statistics:

WPU03THRU15.

***** Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

Spirit Airlines – A320 Family	1

EXHIBIT G-1

SELLER PRICE REVISION FORMULA

4	Revision Formula

*****

5	General Provisions

5.1	Roundings

The Labor Index average and the Material Index average will be computed to the first decimal. If the next succeeding place is five (5) or more, the preceding decimal place will be raised to the next higher figure.

Each quotient will be rounded to the nearest ten-thousandth (4 decimals). If the next succeeding place is five (5) or more, the preceding decimal place will be raised to the next higher figure.

The final factor will be rounded to the nearest ten-thousandth (4 decimals).

The final price will be rounded to the nearest whole number (0.5 or more rounded to 1).

5.2	Substitution of Indexes for Airframe Price Revision Formula

If;

(i)	the United States Department of Labor substantially revises the methodology of calculation of the Labor Index or the Material Index as used in the Airframe Price Revision Formula, or

(ii)	the United States Department of Labor discontinues, either temporarily or permanently, such Labor Index or such Material Index, or

(iii)	the data samples used to calculate such Labor Index or such Material Index are substantially changed;

The Seller will select a substitute index for inclusion in the Airframe Price Revision Formula (the “Substitute Index”).

The Substitute Index will reflect as closely as possible the actual variance of the labor costs or of the material costs used in the calculation of the original Labor Index or Material Index, as the case may be.

As a result of the selection of the Substitute Index, the Seller will make an appropriate adjustment to the Airframe Price Revision Formula to combine the successive utilization of the original Labor Index or Material Index (as the case may be) and of the Substitute Index.

***** Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

Spirit Airlines – A320 Family	2

EXHIBIT G-1

SELLER PRICE REVISION FORMULA

5.3	Final Index Values

The index values defined in Paragraph 4 above will be considered final and no further adjustment to the basic prices as revised at Delivery of the Aircraft will be made after Aircraft Delivery for any subsequent changes in the published index values.

Spirit Airlines – A320 Family	3

EXHIBIT H-1

PROPULSION SYSTEMS PRICE REVISION FORMULA

INTERNATIONAL AERO ENGINES

1	Reference Price of the Engines

The Reference Price of a set of two (2) INTERNATIONAL AERO ENGINES engines IAE V2524-A5, IAE V2527-A5 and IAE V2533-A5 are as quoted in Clause 3.1.1.3 of the Agreement.

These Reference Prices are subject to adjustment for changes in economic conditions as measured by data obtained from the US Department of Labor, Bureau of Labor Statistics, and in accordance with the provisions hereof.

2	Reference Period

The above Reference Prices have been established in accordance with *****, as defined, according to INTERNATIONAL AERO ENGINES by the ECIb and ICb index values indicated in Clause 4 of this Exhibit H.

3	Indexes

Labor Index: “Employment Cost Index for Workers in Aerospace manufacturing” hereinafter referred to as “ECI 336411W”, published quarterly by the US Department of Labor, Bureau of Labor Statistics, in “NEWS,” and found in Table 6, “WAGES and SALARIES (not seasonally adjusted): Employment Cost Indexes for Wages and Salaries for private industry workers by industry and occupational group,” or such other name that may be from time to time used for the publication title and/or table. (Aircraft manufacturing, NAICS code SIC 3721, *****.)

The quarterly value released for a certain month (March, June, September and December) will be the one deemed to apply for the two preceding months.

Index code for access on the website of the US Bureau of Labor Statistics: CIU20232110000001.

Material Index: “Industrial Commodities” (hereinafter referred to as “IC”) as published in “PPI Detailed report” (found in Table 6. “Producer price indexes and percent changes for commodity groupings and individual items not seasonally adjusted “ or such other names that may be from time to time used for the publication title and/or table). (Base Year 1982 = 100.)

4	Revision Formula

*****

***** Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

Spirit Airlines – A320 Family	1

EXHIBIT H-1

PROPULSION SYSTEMS PRICE REVISION FORMULA

INTERNATIONAL AERO ENGINE

5.	General Provisions

5.1	Roundings

(i)	ECIn and ICn will be calculated to the nearest tenth (1 decimal).

(ii)	Each quotient (ECIn/ECIb) and (ICn/ICb) will be calculated to the nearest ten thousandth (4 decimals).

(iii)	The final factor will be rounded to the nearest ten-thousandth (4 decimals).

If the next succeeding place is five (5) or more the preceding decimal place will be raised to the nearest higher figure.

After final computation Pn will be rounded to the nearest whole number (0.5 rounds to 1).

5.2	Final Index Values

The Revised Reference Prices at the date of Aircraft delivery will be the final prices and will not be subject to any further adjustments in the indexes.

For any index value for which no final figure is available for any of the applicable months, the then published preliminary figures will be the basis on which the Revised Reference Price will be computed.

5.3	Interruption of Index Publication

If the US Department of Labor substantially revises the methodology of calculation or discontinues any of the indexes referred to hereabove, AVSA will reflect the substitute for the revised or discontinued index selected by INTERNATIONAL AERO ENGINES, such substitute index to lead in application to the same adjustment result, insofar as possible, as would have been achieved by continuing the use of the original index as it may have fluctuated had it not been revised or discontinued.

Appropriate revision of the formula will be made to accomplish this result.

5.4	Annulment of Formula

Should the above escalation provisions become null and void by action of the US Government, the price will be adjusted due to increases in the costs of labor and material which have occurred from the period represented by the applicable Reference

Price Indexes to average of the fifth (5th), sixth (6th) and seventh (7th) months prior to the scheduled Aircraft delivery.

Spirit Airlines – A320 Family	2

EXHIBIT H-1

PROPULSION SYSTEMS PRICE REVISION FORMULA

INTERNATIONAL AERO ENGINE

5.5	Limitation

Should any Revised Reference Price be lower than the applicable Reference Price, the final price will be computed with the Reference Price.

Spirit Airlines – A320 Family	3

LETTER AGREEMENT NO. 1

TO

AMENDMENT NO. 4

As of October 27, 2006

Spirit Airlines, Inc.

2800 Executive Way

Miramar, Florida 33025

RE: MISCELLANEOUS PROVISIONS

Dear Ladies and Gentlemen,

SPIRIT AIRLINES, INC. (the “Buyer”), and AVSA, S.A.R.L. (the “Seller”), have entered into Amendment No. 4, dated as of even date herewith (the “Amendment”), to the Airbus A320 Family Purchase Agreement dated as of May 5, 2004 as amended from time to time (the “Agreement”), which Agreement covers among other things, the sale by the Seller and the purchase by the Buyer of certain Aircraft, under the terms and conditions set forth in said Agreement. The Buyer and the Seller have agreed to set forth in this Letter Agreement No. 1 to the Amendment (the “Letter Agreement”) certain additional terms and conditions regarding the purchase and sale of the Aircraft. Capitalized terms used herein and not otherwise defined in this Letter Agreement will have the meanings assigned thereto in the Agreement. Except when used in quoted text, the terms “herein,” “hereof” and “hereunder” and words of similar import refer to this Letter Agreement.

Both parties agree that this Letter Agreement will constitute an integral, nonseverable part of said Amendment, that the provisions of said Amendment are hereby incorporated herein by reference, and that this Letter Agreement will be governed by the provisions of said Agreement, except that if the Agreement, the Amendment and this Letter Agreement have specific provisions which are inconsistent, the specific provisions contained in this Letter Agreement will govern

1.	PREDELIVERY PAYMENTS

1.1	INITIAL PAYMENTS AND PREDELIVERY PAYMENT RETENTION

*****

1.2	PREDELIVERY PAYMENT DEFERRAL

*****

1.3	PREDELIVERY PAYMENTS

***** Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

Spirit Airlines – A320 Family Letter Agreement 1 to Amendment No. 4 Page 1 of 7

1.3.1	Paragraph 1 of Letter Agreement 2 is amended by

(a) adding to the quoted text of paragraph 5.2.1, at the end of such quoted text, the following language between “QUOTE” and “UNQUOTE”:

QUOTE

5.2.1	*****

UNQUOTE

(b) deleting paragraph 5.2.2.2 in its entirety and replacing it with the following quoted language between “QUOTE” and “UNQUOTE”:

QUOTE

5.2.2.2	*****

UNQUOTE

1.3.2	Paragraph 2 of Letter Agreement 2 is hereby deleted in its entirety and replaced with the following language between “QUOTE” and “UNQUOTE”:

QUOTE

2. Clause 5.2.3 of the Agreement is deleted in its entirety and replaced with the following language between “QUOTE” and “UNQUOTE”:

QUOTE

5.2.3 A. Predelivery Payments for A319 Firm Aircraft, A321 Firm Aircraft, Conversion A320 Aircraft, Conversion A321 Aircraft and Additional A321 Aircraft (except as provided in Paragraph 3.2(ii) and 3.2(iii) of Amendment No. 2 to the Agreement) will be paid according to the following schedule.

Payment Date		Percentage of Predelivery Payment Reference Price
*****	*****	*****
TOTAL PAYMENT PRIOR TO DELIVERY		*****

B. Predelivery Payments for Additional A319 Firm Aircraft and Additional A319 Firm Aircraft converted to either Converted Additional A320 Aircraft or Converted Additional A321 Aircraft will be paid according to the following schedule.

***** Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

Spirit Airlines – A320 Family Letter Agreement 1 to Amendment No. 4 Page 2 of 7

Payment Date		Percentage of Predelivery Payment Reference Price
*****	*****	*****
TOTAL PAYMENT PRIOR TO DELIVERY		*****

UNQUOTE

UNQUOTE

2.	FLEXIBILITY

2.1	Termination of Option Aircraft and Rolling Option Aircraft

(i)	Paragraph 1 of Letter Agreement 4 entitled Option Aircraft is hereby deleted in its entirety and all Option Aircraft immediately expire and are of no further effect.

(ii)	Paragraph 2 of Letter Agreement 4 entitled Rolling Option Aircraft is hereby deleted in its entirety and all Rolling Option Aircraft immediately expire and are of no further affect.

2.2	Termination of Conversion Rights on Additional A321 Aircraft

Paragraph 3.4 of Amendment 2 to the Agreement is deleted in its entirety and all conversion rights related to the Additional A321 Aircraft are no longer in effect.

2.3	Conversion Rights

(i)	Conversion Rights on Additional A319 Firm Aircraft

*****

(ii)	Conversion Rights on A319 Firm Aircraft

*****

(iii)	Conversion Rights to A330-200 Aircraft

*****

(iv)	Deletion of Deferral Right

Paragraph 3.3, of Amendment 2 to the Agreement entitled Deferral Right, is hereby deleted in its entirety and is of no further affect.

3.	PRODUCT SUPPORT

The following paragraphs between “QUOTE” and “UNQUOTE” are added to Letter Agreement 5 to the Agreement:

***** Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

Spirit Airlines – A320 Family Letter Agreement 1 to Amendment No. 4 Page 3 of 7

QUOTE

11.	ADDITIONAL TRAINING MATTERS

For each Additional A319 Firm Aircraft or Converted Additional Aircraft, the Seller will provide to the Buyer:

(i)	*****

(ii)	*****

The training offered pursuant to this paragraph 11 is the only training available to the Buyer from the Seller for Additional A319 Firm Aircraft or a Converted Additional Aircraft.

12.	AIRFASE

The Software License for use of the AIRFASE flight safety software will be granted ***** to the Buyer for a period of ***** years from the first date of issuance.

13.	ADOC

The Software License for use of the ADOC job card production package, content and revision management package and consultation package will be granted ***** to the Buyer for as long as ***** revision service is available to the Buyer pursuant to Clause 14.5 of the Agreement,

UNQUOTE

4.	CUSTOMIZATION AND RETROFITS

The following language between “QUOTE” and “UNQUOTE” is inserted as paragraphs 5 and 6 of Letter Agreement 9:

QUOTE

5.	CABIN INTERIOR

*****

***** Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

Spirit Airlines – A320 Family Letter Agreement 1 to Amendment No. 4 Page 4 of 7

*****

6.	AERO ENHANCEMENTS

*****

7.	DELETION OF ACT ON A321 AIRCRAFT

*****

UNQUOTE

5.	CONFIDENTIALITY

The Seller and the Buyer (including their employees, agents and advisors) agree to keep the terms and conditions of this Amendment strictly confidential, except as required by applicable law or pursuant to legal process. The Seller and the Buyer will consult prior to any public disclosure regarding this Amendment and mutually agree on such disclosure; provided, however that, following execution of this Amendment, Buyer may make such disclosure thereof as may be required by law or governmental orders, rides or regulations.

6.	GOVERNING LAW

THIS AMENDMENT AND THE AGREEMENTS CONTEMPLATED HEREBY WILL BE GOVERNED BY AND CONSTRUED AND THE PERFORMANCE THEREOF WILL BE DETERMINED IN ACCORDANCE WITH THE PROVISIONS OF SUBPARAGRAPH 22.4 OF THE AGREEMENT.

***** Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

Spirit Airlines – A320 Family Letter Agreement 1 to Amendment No. 4 Page 5 of 7

IT IS AGREED THAT THE UNITED NATIONS CONVENTION ON CONTRACTS FOR THE INTERNATIONAL SALE OF GOODS WILL NOT APPLY TO THIS AMENDMENT.

7.	COUNTERPARTS

This Amendment No. 1 to Letter Agreement No. 2 may be executed by the parties hereto in separate counterparts, each of which when so executed shall be an original, but all such counterparts shall together constitute one and the same instrument. Such counterparts may be delivered via facsimile and/or electronic mail (provided that an original is subsequently delivered).

Spirit Airlines – A320 Family Letter Agreement 1 to Amendment No. 4 Page 6 of 7

If the foregoing correctly sets forth our understanding, please execute the original and one (1) copy hereof in the space provided below and return a copy to the Seller.

Very truly yours,

AIRBUS S.A.S.

By:	/s/ illegible

Its:

Accepted and Agreed,

SPIRIT AIRLINES, INC.

By:	/s/ B. Ben Baldanza
Its:	President & CEO

Spirit Airlines – A320 Family Letter Agreement 1 to Amendment No. 4 Page 7 of 7

LETTER AGREEMENT NO. 2

TO

AMENDMENT NO. 4

As of October 27, 2006

Spirit Airlines, Inc.

2800 Executive Way

Miramar, Florida 33025

RE:    COMMERCIAL PROVISIONS

Dear Ladies and Gentlemen,

SPIRIT AIRLINES, INC. (the “Buyer”), and AVSA, S.A.R.L. (the “Seller”), have entered into Amendment No. 4, dated as of even date herewith (the “Amendment”), to the Airbus A320 Family Purchase Agreement dated as of May 5, 2004 as amended from time to time (the “Agreement”), which Agreement covers among other things, the sale by the Seller and the purchase by the Buyer of certain Aircraft, under the terms and conditions set forth in said Agreement. The Buyer and the Seller have agreed to set forth in this Letter Agreement No. 2 to the Amendment (the “Letter Agreement”) certain additional terms and conditions regarding the purchase and sale of the Aircraft. Capitalized terms used herein and not otherwise defined in this Letter Agreement will have the meanings assigned thereto in the Agreement. Except when used in quoted text, the terms “herein,” “hereof” and “hereunder” and words of similar import refer to this Letter Agreement.

Both parties agree that this Letter Agreement will constitute an integral, nonseverable part of said Amendment, that the provisions of said Amendment are hereby incorporated herein by reference, and that this Letter Agreement will be governed by the provisions of said Agreement, except that if the Agreement, the Amendment and this Letter Agreement have specific provisions which are inconsistent, the specific provisions contained in this Letter Agreement will govern.

1.	ESCALATION CAP ON ADDITIONAL A319 FIRM AIRCRAFT

1.1	*****

1.2	*****

1.3	*****

1.4	*****

2.	Termination of Certain Letter Agreements In Whole or In Part

***** Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

Spirit Airlines – A320 Family Aircraft Letter Agreement 2 to Amendment No. 4	LA2-1

2.1	Letter Agreement 3 regarding Commercial Incentives is hereby canceled in its entirety and is of no further affect.

2.2	Letter Agreement 10 regarding Sideletter Agreement is hereby canceled in its entirety and is of no further affect.

2.3	Paragraph 4 of Letter Agreement 4, Credit Memoranda with Respect to Option Aircraft and Conversion Aircraft, is deleted in its entirety and is of no further affect.

3.	CREDIT MEMORANDA

3.1	Credit Memoranda for A319 Firm Aircraft, A321 Firm Aircraft, Additional A321 Aircraft, Conversion A320 Aircraft and Conversion A321 Aircraft

(i)	Credit Memoranda

*****

(ii)	Applicability of the Airbus Credit Memorandum

The Airbus Credit Memorandum described in this Paragraph 3.1 are based on January 2006 delivery conditions and will be adjusted to the Delivery Date of the applicable A319 Firm Aircraft, A321 Firm Aircraft, Additional A321 Aircraft, Conversion A320 Aircraft or Conversion A321 Aircraft in accordance with the Seller Price Revision Formula.

The Buyer will have the option to apply the Airbus Credit Memorandum towards either (i) the Final Contract Price upon Delivery of the applicable Aircraft or (ii) the purchase of goods and services from the ANACS Customer Services Catalog.

3.2	Credit Memoranda for Additional A319 Firm Aircraft, Converted Additional A320 Aircraft and Converted Additional A321 Aircraft

(i)	Credit Memoranda

For the Additional A319 Firm Aircraft, Converted Additional A320 Aircraft and Converted Additional A321 Aircraft, the Seller will provide the Buyer with the applicable credit memoranda described below:

*****

(ii)	Applicability of the Airbus New Credit Memorandum

The Airbus New Credit Memorandum described in this Paragraph 3.2 are based on January 2006 delivery conditions and are subject to price revision to the Delivery Date of the applicable Additional A319 Firm Aircraft, Converted Additional A320 Aircraft or Converted Additional A321 Aircraft in accordance with the Seller Price Revision Formula, subject to the provisions set forth in Paragraph 1 of this Letter Agreement.

The Buyer will have the option to apply the Airbus New Credit Memorandum towards either (i) the Final Contract Price upon Delivery of the applicable Aircraft or (ii) the purchase of goods and services from the ANACS Customer Services Catalog.

***** Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

Spirit Airlines – A320 Family Aircraft Letter Agreement 2 to Amendment No. 4	LA2-2

3.3	Advanced A319/A321 Credit Memorandum

3.3.1	*****

3.3.2	*****

3.3.3	*****

3.3.4	*****

3.3.5	*****

4.	A320 FAMILY PRICE HARMONIZATION CREDIT MEMORANDUM

4.1	*****

4.2	*****

4.3	*****

4.4	*****

5.	OTHER ESCALATION SUPPORT

5.1	*****

5.2	*****

5.3	*****

5.4	*****

6.	FIXED LEASED AIRCRAFT SUPPORT

*****

7.	ASSIGNMENT

Notwithstanding any other provision of this Letter Agreement 2 or of the Agreement, this Letter Agreement 2 and the rights and obligations of the Buyer hereunder will not be assigned or transferred in any manner without the prior written consent of the Seller, and any attempted assignment or transfer in contravention of the provisions of this Paragraph 7 will be void and of no force or effect.

8.	CONFIDENTIALITY

The Seller and the Buyer (including their employees, agents and advisors) agree to keep the terms and conditions of this Amendment strictly confidential, except as required by applicable Law or pursuant to Legal process. The Seller and the Buyer will consult prior

***** Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

Spirit Airlines – A320 Family Aircraft Letter Agreement 2 to Amendment No. 4	LA2-3

to any public disclosure regarding this Amendment and mutually agree on such disclosure; provided, however that, following execution of this Amendment, Buyer may make such disclosure thereof as may be required by law or governmental orders, rules or regulations.

9.	GOVERNING LAW

THIS AMENDMENT AND THE AGREEMENTS CONTEMPLATED HEREBY WILL BE GOVERNED BY AND CONSTRUED AND THE PERFORMANCE THEREOF WILL BE DETERMINED IN ACCORDANCE WITH THE PROVISIONS OF SUBPARAGRAPH 22.4 OF THE AGREEMENT.

IT IS AGREED THAT THE UNITED NATIONS CONVENTION ON CONTRACTS FOR THE INTERNATIONAL SALE OF GOODS WILL NOT APPLY TO THIS AMENDMENT.

10.	COUNTERPARTS

This Letter Agreement 2 to Amendment No 4 may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute one and the same instrument. Such counterparts may be delivered via facsimile and/or electronic mail (provided that an original is subsequently delivered).

Spirit Airlines – A320 Family Aircraft Letter Agreement 2 to Amendment No. 4	LA2-4

If the foregoing correctly sets forth our understanding, please execute the original and one (1) copy hereof in the space provided below and return a copy to the Seller.

Very truly yours,

Airbus S.A.S.

By:	/s/ illegible
Its:

Accepted and Agreed

Spirit Airlines, Inc,

By:	/s/ B. Ben Baldanza
Its: President & CEO

Spirit Airlines – A320 Family Aircraft Letter Agreement 2 to Amendment No. 4	LA2-5

AMENDMENT NO. 5

TO

THE A320 FAMILY PURCHASE AGREEMENT

Dated as of May 5, 2004

BETWEEN AVSA S.A.R.L.

AND

SPIRIT AIRLINES, INC.

This Amendment No. 5 to the A320 Family Purchase Agreement dated as of May 5, 2004 (hereinafter referred to as the “Amendment”) is entered into as of March 5_, 2007 by and between AIRBUS S.A.S. (legal successor to AVSA S.A.R.L.), organized and existing under the laws of the Republic of France, having its registered office located at 1, Rond Point Maurice Bellonte, 31700 Blagnac, France (hereinafter referred to as the “Seller”) and SPIRIT AIRLINES, INC., a corporation organized and existing under the laws of the State of Delaware, United States of America, having its principal corporate office located at 2800 Executive Way, Miramar, Florida 33025, U.S.A. (hereinafter referred to as the “Buyer”).

WHEREAS, the Buyer and AVSA S.A.R.L have entered into an A320 Family Purchase Agreement, dated as of May 5, 2004, relating to the sale by the Seller and the purchase by the Buyer of certain firmly ordered Airbus A319-100 and A321-200 model aircraft (the “Aircraft”), which, together with all Exhibits, Appendices, Letter Agreements attached thereto and as amended by Amendment No. 1 dated as of December 21, 2004, Amendment No. 2 dated as of April 15, 2005, Amendment No. 3 dated as of June 30, 2005 and Amendment No. 4 dated as of October 27, 2006 is hereinafter called the “Agreement”.

WHEREAS, the Buyer and the Seller wish to amend certain terms of the Agreement as set forth herein.

NOW, THEREFORE IT IS AGREED AS FOLLOWS:

The capitalized terms used herein and not otherwise defined in this Amendment will have the meanings assigned to them in the Agreement. Except as used within quoted text, the terms “herein,” “hereof,” and “hereunder” and words of similar import refer to this Amendment.

1.	PRICE REVISION

Exhibit H-1 to the Agreement, Propulsion System Price Revision Formula, is deleted and replaced by the Exhibit H-1, Propulsion System Price Formula annexed hereto.

Spirit Airlines - A320 Family Amendment 5	1 of 3

2.	CONFIDENTIALITY

The Seller and the Buyer (including their employees, agents and advisors) agree to keep the terms and conditions of this Amendment strictly confidential, except as required by applicable law or pursuant to legal process. The Seller and the Buyer will consult prior to any public disclosure regarding this Amendment and will mutually agree on any such disclosure; provided, however that, following execution of this Amendment, Buyer may make such disclosure thereof as may be required by law or governmental orders, rules or regulations.

3.	GOVERNING LAW

THIS AMENDMENT AND THE AGREEMENTS CONTEMPLATED HEREBY WILL BE GOVERNED BY AND CONSTRUED AND THE PERFORMANCE THEREOF WILL BE DETERMINED IN ACCORDANCE WITH THE PROVISIONS OF SUBPARAGRAPH 22.4 OF THE AGREEMENT.

IT IS AGREED THAT THE UNITED NATIONS CONVENTION ON CONTRACTS FOR THE INTERNATIONAL SALE OF GOODS WILL NOT APPLY TO THIS AMENDMENT.

4.	COUNTERPARTS

This Amendment No. 5 may be executed by the parties hereto in separate counterparts, each of which when so executed shall be an original, but all such counterparts shall together constitute one and the same instrument. Such counterparts may be delivered via facsimile and/or electronic mail (provided that an original is subsequently delivered).

Spirit Airlines - A320 Family Amendment 5	2 of 3

If the foregoing correctly sets forth our understanding, please execute the original and one (1) copy hereof in the space provided below and return a copy to the Seller.

Very truly yours,

AIRBUS S.A.S.

By:	/s/ Christophe Mourey
Its:	Senior Vice President Contracts

Accepted and Agreed,

SPIRIT AIRLINES, INC.

By:	/s/ Joseph Marotta
Its:	VP & Controller

Spirit Airlines - A320 Family Amendment 5	3 of 3

EXHIBIT H-1

PROPULSION SYSTEMS PRICE REVISION FORMULA

INTERNATIONAL AERO ENGINE

1	REFERENCE PRICE

The Reference Price of a set of two (2) INTERNATIONAL AERO ENGINES’ engines IAE V2524-A5, IAE V2527-A5 and IAE V2533-A5 are as quoted in Clause 3.1.1.3 of the Agreement as set forth in Amendment 4 to the Agreement.

This Reference Price is subject to adjustment for changes in economic conditions as measured by data obtained from the US Department of Labor, Bureau of Labor Statistics, and in accordance with the provisions of Paragraphs 4 and 5 of this Exhibit H-1.

2	REFERENCE PERIOD

The Reference Price has been established in accordance with the average economic conditions *****, as defined, according to International Aero Engines by the ECIb and ICb index values indicated in Paragraph 4 of this Exhibit H-1.

3	INDEXES

Labor Index: “Employment Cost Index Wages and Salaries for Workers in Aerospace Manufacturing hereinafter referred to as “ECI” (ECI 336411W”, series ID : CIU2023211000000I not seasonally adjusted), published quarterly by the US Department of Labor, Bureau of Labor Statistics (http://data.bls.gov *****): Employment Cost Indexes for Wages and Salaries for private industry workers by industry and occupational group”, or such other name that may be from time to time used for the publication title and/or table

The quarterly value of CIU2023211000000I will apply to each month of a given quarter.

Material Index: “Producer Price Index, Industrial Commodities hereinafter referred to as “IC” (series ID: WPU03thru15, not seasonally adjusted)” as published in “PPI Commodity Detailed report” by the US Department of Labor, Bureau of Labor Statistics, (http://data.bls.gov, base year 1982 =100) or such other name that may be from time to time used for the publication title and/or table)

***** Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

Spirit Airlines - A320 Family Amendment 5	Page 1/3

EXHIBIT H-1

PROPULSION SYSTEMS PRICE REVISION FORMULA

INTERNATIONAL AERO ENGINE

4	REVISION FORMULA

*****

In determining the revised Reference Price ECIn and ICn shall be calculated to the nearest tenth (1 decimal). Each quotient (ECIn/ECIb) and (ICn/ICb) shall be calculated to the nearest ten-thousandth (4 decimals).

If the next succeeding place is five (5) or more the preceding decimal place shall be raised to the next higher figure.

After final computation Pn shall be rounded to the nearest whole number (0.5 rounds to 1)

***** Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

Spirit Airlines - A320 Family Amendment 5	Page 2/3

EXHIBIT H-1

PROPULSION SYSTEMS PRICE REVISION FORMULA

INTERNATIONAL AERO ENGINE

5	GENERAL PROVISIONS

5.1	The Reference Price as revised as of the Delivery Date of the Aircraft shall be the final price and shall not be subject to any further adjustments in the indexes.

If no final index values are available for any of the applicable month, the then published preliminary figures shall be the basis on which the revised Reference Price shall be computed.

5.2	If the US Department of Labor substantially revises the methodology of calculation or discontinues any of the indexes referred to hereabove, the Seller shall reflect the substitute for the revised or discontinued index selected by International Aero Engines, such substitute index to lead in application to the same adjustment result, insofar as possible, as would have been achieved by continuing the use of the original index as it may have fluctuated had it not been revised or discontinued.

Appropriate revision of the formula shall be made to accomplish this result.

5.3	Should the above escalation provisions become null and void by action of the US Government, the price shall be adjusted due to increases in the costs of labor and material which have occurred from the period represented by the applicable Reference Price Indexes *****.

5.4	Should the revised Reference Price be lower than the Reference Price, the final price shall be computed with the Reference Price.

***** Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

Spirit Airlines - A320 Family Amendment 5	Page 3/3

AMENDMENT NO. 6

TO

THE A320 FAMILY PURCHASE AGREEMENT

Dated as of May 5, 2004

BETWEEN AVSA S.A.R.L.

AND

SPIRIT AIRLINES, INC.

This Amendment No. 6 to the A320 Family Purchase Agreement dated as of May 5, 2004 (hereinafter referred to as the “Amendment”), is entered into as of March 27, 2007, by and between AIRBUS S.A.S. (legal successor to AVSA S.A.R.L.), organized and existing under the laws of the Republic of France, having its registered office located at 1, Rond Point Maurice Bellonte, 31700 Blagnac, France (hereinafter referred to as the “Seller”) and SPIRIT AIRLINES, INC., a corporation organized and existing under the laws of the State of Delaware, United States of America, having its principal corporate office located at 2800 Executive Way, Miramar, Florida 33025, U.S.A. (hereinafter referred to as the “Buyer”).

WHEREAS, the Buyer and AVSA S.A.R.L have entered into an A320 Family Purchase Agreement, dated as of May 5, 2004, relating to the sale by the Seller and the purchase by the Buyer of certain firmly ordered Airbus A319-100 and A321-200 model aircraft (the “Aircraft”), which, together with all Exhibits and Appendices attached thereto and Letter Agreements related thereto and as amended by Amendment No. 1 dated as of December 21, 2004, Amendment No. 2 dated as of April 15, 2005, Amendment No. 3 dated as of June 30, 2005, Amendment No. 4 dated as of October 27, 2006, and Amendment No. 5 dated as of March 5, 2007, is hereinafter called the “Agreement”.

WHEREAS, the Buyer and the Seller wish to amend certain terms of the Agreement as set forth herein.

NOW, THEREFORE, IT IS AGREED AS FOLLOWS:

The capitalized terms used herein and not otherwise defined in this Amendment will have the meanings assigned to them in the Agreement. Except as used within quoted text, the terms “herein,” “hereof,” and “hereunder” and words of similar import refer to this Amendment.

1.	CLAUSE 9 – DELIVERY

1.1	Aircraft Identification Numbers

The Seller has allocated a unique identification number (the “CAC ID No.”) that corresponds to each Aircraft, and such CAD ID No. is set forth in the quoted text in Paragraph 1.2 below.

Spirit Airlines – A320 Family Amendment 6	1 of 5 PRIVILEGED AND CONFIDENTIAL

1.2	Rescheduling

Pursuant to Paragraph 2.3 (iii) of Letter Agreement No. 1 to Amendment No. 4 to the Agreement, the Buyer and the Seller have agreed to reschedule the first A321 Aircraft (CAC ID No. *****) from *****. Accordingly, Clause 9.1.1 of the Agreement is deleted and replaced with the following quoted text:

QUOTE

9.1.1	Subject to Clauses 2, 7, 8, 10 and 18, the Seller will have the Firm Aircraft Ready for Delivery at the Delivery Location within the following months (each a “Scheduled Delivery Month”).

The Scheduled Delivery Months for the A319 Aircraft are as follows:

Aircraft	Quantity of Aircraft	Month	Year	CAC ID No.
A319 Firm Aircraft	1	*****	*****	*****
A319 Firm Aircraft	1	*****	*****	*****
A319 Firm Aircraft	1	*****	*****	*****
A319 Firm Aircraft	1	*****	*****	*****
A319 Firm Aircraft	1	*****	*****	*****
A319 Firm Aircraft	1	*****	*****	*****
A319 Firm Aircraft	1	*****	*****	*****
A319 Firm Aircraft	1	*****	*****	*****
A319 Firm Aircraft	1	*****	*****	*****
A319 Firm Aircraft	1	*****	*****	*****
Total A319 Firm Aircraft	10

The Scheduled Delivery Months for the Additional A319 Firm Aircraft are as follows:

Aircraft	Quantity of Aircraft	Month	Year	CAC ID No.
Additional A319 Firm Aircraft	1	*****	*****	*****
Additional A319 Firm Aircraft	1	*****	*****	*****
Additional A319 Firm Aircraft	1	*****	*****	*****
Additional A319 Firm Aircraft	1	*****	*****	*****
Additional A319 Firm Aircraft	1	*****	*****	*****
Additional A319 Firm Aircraft	1	*****	*****	*****
Additional A319 Firm Aircraft	1	*****	*****	*****
Additional A319 Firm Aircraft	1	*****	*****	*****
Additional A319 Firm Aircraft	1	*****	*****	*****
Additional A319 Firm Aircraft	1	*****	*****	*****
Additional A319 Firm Aircraft	1	*****	*****	*****
Additional A319 Firm Aircraft	1	*****	*****	*****
Additional A319 Firm Aircraft	1	*****	*****	*****
Additional A319 Firm Aircraft	1	*****	*****	*****
Additional A319 Firm Aircraft	1	*****	*****	*****
Additional A319 Firm Aircraft	1	*****	*****	*****
Additional A319 Firm Aircraft	1	*****	*****	*****
Additional A319 Firm Aircraft	1	*****	*****	*****
Additional A319 Firm Aircraft	1	*****	*****	*****
Additional A319 Firm Aircraft	1	*****	*****	*****
Additional A319 Firm Aircraft	1	*****	*****	*****
Additional A319 Firm Aircraft	1	*****	*****	*****
Additional A319 Firm Aircraft	1	*****	*****	*****
Additional A319 Firm Aircraft	1	*****	*****	*****
Additional A319 Firm Aircraft	1	*****	*****	*****
Additional A319 Firm Aircraft	1	*****	*****	*****
Additional A319 Firm Aircraft	1	*****	*****	*****
Additional A319 Firm Aircraft	1	*****	*****	*****
Additional A319 Firm Aircraft	1	*****	*****	*****
Additional A319 Firm Aircraft	1	*****	*****	*****
Total Additional Firm A319
Aircraft	30

***** Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

Spirit Airlines – A320 Family Amendment 6	2 of 5 PRIVILEGED AND CONFIDENTIAL

The Scheduled Delivery Months for the A321 Aircraft are as follows:

Aircraft	Quantity of Aircraft	*****	*****	*****
Additional A321 Aircraft	1	*****	*****	*****
A321 Firm Aircraft	1	*****	*****	*****
A321 Firm Aircraft	1	*****	*****	*****
Additional A321 Aircraft**	1	*****	*****	*****
Total A321 Aircraft	4
** *****

UNQUOTE

1.3	Conversion Rights to A330-200 Aircraft:

Paragraph 2.3 (iii) of Letter Agreement No. 1 to Amendment No. 4 to the Agreement is deleted and replaced by the following quoted text:

QUOTE

***** Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

Spirit Airlines – A320 Family Amendment 6	3 of 5 PRIVILEGED AND CONFIDENTIAL

(iii)	Conversion Rights to A330-200 Aircraft

*****

UNQUOTE

2.	EFFECT OF THE AMENDMENT

2.1	This Amendment contains the entire agreement between the parties with respect to the subject matter hereof and supersedes any previous understanding, commitments or representations whatsoever, whether oral or written between the Buyer and the Seller.

2.2	The Agreement will be deemed amended to the extent provided in this Amendment and, except as specifically amended hereby, will continue in full force and effect in accordance with its original terms. Both parties agree that this Amendment will constitute an integral, nonseverable part of the Agreement and be governed by its provisions, except that if the Agreement and this Amendment have specific provisions that are inconsistent, the specific provisions contained in this Amendment will govern.

3.	CONFIDENTIALITY

The Seller and the Buyer (including their employees, agents and advisors) agree to keep the terms and conditions of this Amendment strictly confidential, except as required by applicable law or pursuant to legal process. The Seller and the Buyer will consult prior to any public disclosure regarding this Amendment and will mutually agree on any such disclosure; provided, however, that following execution of this Amendment, the Buyer may make such disclosure thereof as may be required by law or governmental orders, rules or regulations.

4.	GOVERNING LAW

THE AMENDMENT AND THE AGREEMENTS CONTEMPLATED HEREIN WILL BE GOVERNED BY AND CONSTRUED AND THE PERFORMANCE THEREOF WILL BE DETERMINED IN ACCORDANCE WITH THE PROVISIONS OF CLAUSE 22.4 OF THE AGREEMENT.

IT IS AGREED THAT THE UNITED NATIONS CONVENTION ON CONTRACTS FOR THE INTERNATIONAL SALE OF GOODS WILL NOT APPLY TO THIS AMENDMENT.

5.	COUNTERPARTS

This Amendment may be executed by the parties hereto in separate counterparts, each of which when so executed shall be an original, but all such counterparts shall together constitute one and the same instrument. Such counterparts may be delivered via facsimile and/or electronic mail (provided that an original is subsequently delivered).

***** Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

Spirit Airlines – A320 Family Amendment 6	4 of 5 PRIVILEGED AND CONFIDENTIAL

IN WITNESS WHEREOF, the parties have caused this Amendment to be signed by their respective officers thereunto duly authorized as of the day and year first above written.

SPIRIT AIRLINES, INC.		AIRBUS S.A.S.

By:	/s/ David W. Lancelot	By:	/s/ Christophe Mourey
Its:	Sr. Vice President & CFO	Its:	Senior Vice President Contracts

Spirit Airlines – A320 Family Amendment 6	5 of 5 PRIVILEGED AND CONFIDENTIAL

AMENDMENT NO. 7

TO

THE A320 FAMILY PURCHASE AGREEMENT

Dated as of May 5, 2004

BETWEEN AVSA S.A.R.L.

AND

SPIRIT AIRLINES, INC.

This Amendment No. 7 to the A320 Family Purchase Agreement dated as of May 5, 2004 (hereinafter referred to as the “Amendment”), is entered into as of June 26, 2007, by and between AIRBUS S.A.S. (legal successor to AVSA S.A.R.L.), organized and existing under the laws of the Republic of France, having its registered office located at 1, Rond Point Maurice Bellonte, 31700 Blagnac, France (hereinafter referred to as the “Seller”) and SPIRIT AIRLINES, INC., a corporation organized and existing under the laws of the State of Delaware, United States of America, having its principal corporate office located at 2800 Executive Way, Miramar, Florida 33025, U.S.A. (hereinafter referred to as the “Buyer”).

WHEREAS, the Buyer and AVSA S.A.R.L entered into an A320 Family Purchase Agreement, dated as of May 5, 2004, relating to the sale by the Seller and the purchase by the Buyer of certain firmly ordered Airbus A319400 and A321-200 model aircraft (the “Aircraft”), which, together with all Exhibits and Appendices attached thereto and Letter Agreements related thereto and as amended by Amendment No. 1 dated as of December 21, 2004, Amendment No. 2 dated as of April 15, 2005, Amendment No. 3 dated as of June 30, 2005, Amendment No. 4 dated as of October 27, 2006, Amendment No. 5 dated as of March 5, 2007, and Amendment No. 6 dated as of March 27, 2007, is hereinafter called the “Agreement”.

WHEREAS, the Buyer and the Seller wish to amend certain terms of the Agreement as set forth herein.

NOW, THEREFORE, IT IS AGREED AS FOLLOWS:

The capitalized terms used herein and not otherwise defined in this Amendment will have the meanings assigned to them in the Agreement. Except as used within quoted text, the terms “herein,” “hereof,” and “hereunder” and words of similar import refer to this Amendment.

Spirit Airlines – A320 Family Amendment 7 – Execution	6 PRIVILEGED AND CONFIDENTIAL

1.	A319 CONVERSION

1.1	The Buyer has requested, and the Seller hereby agrees, to irrevocably convert ***** A319 Firm Aircraft ***** into ***** Conversion A320 Aircraft.

1.2	The parties hereby agree to irrevocably convert ***** A319 Firm Aircraft ***** into Conversion A320 Aircraft.

1.3	The parties hereby agree to irrevocably convert ***** Additional A319 Firm Aircraft into Converted Additional A320 Aircraft. *****

2.	A321 CONVERSION

2.1	The Buyer has requested, and the Seller hereby agrees, to irrevocably convert ***** A321 Firm Aircraft ***** and ***** Additional A321 Aircraft ***** into Conversion A320 Aircraft.

2.2	Paragraph 2.3 (iii) (Conversion Rights to A330-200 Aircraft) of Letter Agreement No. 1 to Amendment No. 4 to the Agreement is deleted in its entirety and is of no further effect.

3.	CONVERTED AIRCRAFT MATRIX

Appendix 1 hereto sets forth the Aircraft types and associated CAC ID No. for each Aircraft that has been converted pursuant to this Amendment. Appendix 1 is provided for information purposes only.

4.	DEFINITIONS

Clause 0 of the Agreement is amended by deleting the definition of “A320 Aircraft” and replacing it with the following quoted text:

QUOTE

A320 Aircraft – any firmly ordered A320 Aircraft that the Buyer elects to convert from an A319 Aircraft or an A321 Aircraft.

UNQUOTE

5.	CLAUSE 9 – DELIVERY

As a result of Paragraphs 1 and 2 above, Clause 9.1.1 of the Agreement is deleted and replaced with the following quoted text:

QUOTE

9.1.1	Subject to Clauses 2, 7, 8, 10 and 18, the Seller will have the Firm Aircraft Ready for Delivery at the Delivery Location within the following months (each a “Scheduled Delivery Month”).

***** Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

The Scheduled Delivery Months for the A319 Aircraft are as follows:

A319 Aircraft	Quantity of Aircraft	Month	Year	CAC ID No.
A319 Firm Aircraft	1	*****	*****	*****
A319 Firm Aircraft	1	*****	*****	*****
A319 Firm Aircraft	1	*****	*****	*****
A319 Firm Aircraft	1	*****	*****	*****
A319 Firm Aircraft	1	*****	*****	*****
A319 Firm Aircraft	1	*****	*****	*****
A319 Firm Aircraft	1	*****	*****	*****
Additional A319 Firm Aircraft	1	*****	*****	*****
Additional A319 Firm Aircraft	1	*****	*****	*****
Additional A319 Firm Aircraft	1	*****	*****	*****
Additional. A319 Firm Aircraft	1	*****	*****	*****
Additional A319 Firm Aircraft	1	*****	*****	*****
Additional A319 Firm Aircraft	1	*****	*****	*****
Additional A319 Firm Aircraft	1	*****	*****	*****
Additional A319 Firm Aircraft	1	*****	*****	*****
Additional A319 Firm Aircraft	1	*****	*****	*****
Additional A319 Firm Aircraft	1	*****	*****	*****
Additional A319 Firm Aircraft	1	*****	*****	*****
Additional A319 Firm Aircraft	1	*****	*****	*****
Additional A319 Firm Aircraft	1	*****	*****	*****
Additional A319 Firm Aircraft	1	*****	*****	*****
Additional A319 Firm Aircraft	1	*****	*****	*****
Additional A319 Firm Aircraft	1	*****	*****	*****
Additional A319 Firm Aircraft	1	*****	*****	*****
Total A319 Aircraft	24	*****	*****	*****

***** Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

The Scheduled Delivery Months for the A320 Aircraft are as follows:

A320 Aircraft	Quantity of Aircraft	Month	Year	CAC ID No.
Conversion A320 Aircraft	1	*****	*****	*****
Conversion A320 Aircraft	1	*****	*****	*****
Conversion A320 Aircraft	1	*****	*****	*****
Converted Additional A320 Aircraft	1	*****	*****	*****
Converted Additional A320 Aircraft	1	*****	*****	*****
Converted Additional A320 Aircraft	1	*****	*****	*****
Converted Additional A320 Aircraft	1	*****	*****	*****
Converted Additional A320 Aircraft	1	*****	*****	`*****
Converted Additional A320 Aircraft	1	*****	*****	*****
Converted Additional A320 Aircraft	1	*****	*****	*****
Converted Additional A320 Aircraft	1	*****	*****	*****
Converted Additional A320 Aircraft	1	*****	*****	*****
Converted Additional A320 Aircraft	1	*****	*****	*****
Converted Additional A320 Aircraft	1	*****	*****	*****
Conversion A320 Aircraft	1	*****	*****	*****
Converted Additional A320 Aircraft	1	*****	*****	*****
Converted Additional A320 Aircraft	1	*****	*****	*****
Conversion A320 Aircraft	1	*****	*****	*****
Conversion A320 Aircraft	1	*****	*****	*****
Conversion A320 Aircraft	1	*****	*****	*****
Total A320 Aircraft	20	*****	*****	*****

UNQUOTE

6.	CONDITION PRECEDENT

It is a condition precedent to the effectivity of this Amendment that (i) the Buyer and Seller, no later than June 29, 2007, (a) receive approval of their respective Boards of Directors to enter into this Amendment and (b) execute this Amendment, (ii) no event shall have occurred which constitutes a Termination Event under the Agreement and (iii) the Seller shall have received from the Buyer receipt of any Predelivery Payments that are due and payable upon execution of this Amendment.

In the event that any of the above conditions are not met, then this Amendment and the terms herein will be null and void with immediate effect and the Agreement will remain in full and force and effect as if this Amendment had not been signed by the parties hereto.

***** Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

7.	EFFECT OF THE AMENDMENT

7.1	This Amendment contains the entire agreement between the parties with respect to the subject matter hereof and supersedes any previous understanding, commitments or representations whatsoever, whether oral or written between the Buyer and the Seller.

7.2	The Agreement will be deemed amended to the extent provided in this Amendment and, except as specifically amended hereby, will continue in full force and effect in accordance with its original terms. Both parties agree that this Amendment will constitute an integral, nonseverable part of the Agreement and be governed by its provisions, except that if the Agreement and this Amendment have specific provisions that are inconsistent, the specific provisions contained in this Amendment will govern.

8.	CONFIDENTIALITY

The Seller and the Buyer (including their employees, agents and advisors) agree to keep the terms and conditions of this Amendment strictly confidential, except as required by applicable law or pursuant to legal process. The Seller and the Buyer will consult prior to any public disclosure regarding this Amendment and will mutually agree on any such disclosure; provided, however, that following execution of this Amendment, the Buyer may make such disclosure thereof as may be required by law or governmental orders, rules or regulations.

9.	GOVERNING LAW

THIS AMENDMENT AND THE AGREEMENTS CONTEMPLATED HEREIN WILL BE GOVERNED BY AND CONSTRUED AND THE PERFORMANCE THEREOF WILL BE DETERMINED IN ACCORDANCE WITH THE PROVISIONS OF CLAUSE 22.4 OF THE AGREEMENT.

IT IS AGREED THAT THE UNITED NATIONS CONVENTION ON CONTRACTS FOR THE INTERNATIONAL SALE OF GOODS WILL NOT APPLY TO THIS AMENDMENT.

10.	COUNTERPARTS

This Amendment may be executed by the parties hereto in separate counterparts, each of which when so executed shall be an original, but all such counterparts shall together constitute one and the same instrument. Such counterparts may be delivered via facsimile and/or electronic mail (provided that an original is subsequently delivered).

        IN WITNESS WHEREOF, the parties have caused this Amendment to be signed by their respective officers thereunto duly authorized as of the day and year first above written.

	SPIRIT AIRLINES, INC.		AIRBUS S.A.S.

By:	/s/ David Lancelot	By:	/s/ Christophe Mourey
Its:	SVP & CFO	Its:	SVP Contracts

APPENDIX 1

A319 Aircraft that are converted to A320 Aircraft pursuant to Amendment No. 7 to the Agreement

From A319 Aircraft:	To A320 Aircraft:	CAC ID No.
*****	*****	*****

Spirit Airlines – A320 Family Aircraft Letter Agreement 1 to Amendment 7 – EXECUTION	LA 1-7 PRIVILEGED AND CONFIDENTIAL

*****	Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

A321 Aircraft that are converted to A320 Aircraft pursuant to Amendment No. 7 to the Agreement

From A321 Aircraft:	To A320 Aircraft:	CAC ID No.
*****	*****	*****

***** Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

Spirit Airlines – A320 Family aircraft Amendment 7 – EXECUTION	LA 1-2 PRIVILEGED AND CONFIDENTIAL

LETTER AGREEMENT NO. 1

TO

AMENDMENT NO. 7

As of June 26, 2007

Spirit Airlines, Inc. 2800 Executive Way Miramar, Florida 33025

RE: COMMERCIAL PROVISIONS

Dear Ladies and Gentlemen,

SPIRIT AIRLINES, INC. (the “Buyer”), and AIRBUS S.A.S. (legal successor to AVSA S.A.R.L.) (the “Seller”), have entered into Amendment No. 7, dated as of even date herewith (the “Amendment”), to the Airbus A320 Family Purchase Agreement dated as of May 5, 2004 as amended from time to time (the “Agreement”), which Agreement covers among other things, the sale by the Seller and the purchase by the Buyer of certain Aircraft, under the terms and conditions set forth in said Agreement. The Buyer and the Seller have agreed to set forth in this Letter Agreement No. 1 to the Amendment (the “Letter Agreement”) certain additional terms and conditions regarding the purchase and sale of the Aircraft. Capitalized terms used herein and not otherwise defined in this Letter Agreement will have the meanings assigned thereto in the Agreement. Except when used in quoted text, the terms “herein,” “hereof’ and “hereunder” and words of similar import refer to this Letter Agreement.

Both parties agree that this Letter Agreement will constitute an integral, nonseverable part of said Amendment, that the provisions of said Amendment are hereby incorporated herein by reference, and that this Letter Agreement will be governed by the provisions of said Agreement, except that if the Agreement, the Amendment and this Letter Agreement have specific provisions which are inconsistent, the specific provisions contained in this Letter Agreement will govern.

Spirit Airlines – A320 Family Aircraft Letter Agreement 1 to Amendment 7 – EXECUTION	LA1-7 PRIVILEGED AND CONFIDENTIAL

1.	ADVANCED A319/A321 CREDIT MEMORANDUM

1.1	Paragraph 3.11 of Letter Agreement No. 2 to Amendment No. 4 to the Agreement is deleted and replaced by the following quoted text:

QUOTE

3.3.1 When the Buyer or its permitted assignee has taken Delivery of the ***** Conversion A320 Aircraft bearing *****, the Seller will grant to the Buyer ***** (the “Advanced A319/A321 Credit Memorandum”).

UNQUOTE

1.2 Paragraph 3.3.5 of Letter Agreement No. 2 to Amendment No. 4 to the Agreement is deleted and replaced by the following quoted text:

QUOTE

3.3.5 If, by ***** (the “A319/A321 CM Earned Date”), the Buyer or its permitted designee has not taken Delivery of the ***** Conversion A320 Aircraft *****, the Buyer will repay the Seller within ***** from the A319/A321 CM Earned Date the pro-rata unearned portion of the Advanced A319/A321 Credit Memoranda plus any additional amount resulting from adjusting such Advanced A319/A321 Credit Memoranda in accordance with the Seller Price Revision Formula from January 2006 delivery conditions until the date of such payment to the Seller.

For purposes of this Paragraph 3.3.5, the parties understand that the Buyer will be deemed to have fulfilled its obligation to take delivery of any of the ***** Conversion A320 Aircraft *****

UNQUOTE

2.	A320 FAMILY PRICE HARMONIZATION CREDIT MEMORANDUM

2.1	Paragraph 4.1 of Letter Agreement No. 2 to Amendment No. 4 to the Agreement is deleted and replaced by the following quoted text:

QUOTE

4.1	*****

UNQUOTE

2.2	Paragraph 4.3 of Letter Agreement No. 2 to Amendment No. 4 to the Agreement is deleted and has no further force or effect. The Buyer and the Seller acknowledge that in consideration of the Seller granting the Buyer the right to convert the ***** A321 Film Aircraft and the ***** Additional A321 Aircraft into Conversion A320 Aircraft, *****

***** Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

Spirit Airlines – A320 Family Aircraft Amendment 7 – EXECUTION	LA1-2 PRIVILEGED AND CONFIDENTIAL

2.3 Paragraph 4.4 of Letter Agreement No. 2 to Amendment No. 4 to the Agreement is deleted and replaced by the following quoted text:

QUOTE

4.4	*****

UNQUOTE

3.	OTHER ESCALATION SUPPORT

Paragraph 5.1 of Letter Agreement No. 2 to Amendment No. 4 to the Agreement is deleted and replaced by the following quoted text:

QUOTE

5.1	*****

UNQUOTE

4.	PREDELIVERY PAYMENTS

Paragraph 1 of Letter Agreement No. 2 to the Agreement is amended by deleting Paragraph 5.2.2.2 and replacing it with the following quoted text:

QUOTE

5.2.2.2 The fixed Predelivery Payment Reference Price for the:

(i) *****

(ii) *****

(iii) *****

(iv) *****

UNQUOTE

5.	ASSIGNMENT

Notwithstanding any other provision of this Letter Agreement or of the Agreement, this Letter Agreement and the rights and obligations of the Buyer hereunder will not be assigned or transferred in any manner without the prior written consent of the Seller, and any attempted assignment or transfer in contravention of the provisions of this Paragraph 5 will be void and of no force or effect.

***** Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

Spirit Airlines – A320 Family Aircraft Amendment 7 – EXECUTION	LA1-3 PRIVILEGED AND CONFIDENTIAL

6.	CONFIDENTIALITY.

The Seller and the Buyer (including their employees, agents and advisors) agree to keep the terms and conditions of this Letter Agreement strictly confidential, except as required by applicable law or pursuant to legal process. The Seller and .the Buyer will consult prior to any public disclosure regarding this Letter Agreement and mutually agree on such disclosure; provided, however that, following execution of this Letter Agreement, the Buyer may make such disclosure thereof as may be required by law or governmental orders, rules or regulations.

7.	GOVERNING LAW

THIS LETTER AGREEMENT AND THE AGREEMENTS CONTEMPLATED HEREIN WILL BE GOVERNED BY AND CONSTRUED AND THE PERFORMANCE THEREOF WILL BE DETERMINED IN ACCORDANCE WITH THE PROVISIONS OF CLAUSE 22.4 OF THE AGREEMENT.

IT IS AGREED THAT THE UNITED NATIONS CONVENTION ON CONTRACTS FOR THE INTERNATIONAL SALE OF GOODS WILL NOT APPLY TO THIS LETTER AGREEMENT.

8.	COUNTERPARTS

This Letter Agreement may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute one and the same instrument. Such counterparts may be delivered via facsimile and/or electronic mail (provided that an original is subsequently delivered).

Spirit Airlines – A320 Family Aircraft Amendment 7 – EXECUTION	LA1-4 PRIVILEGED AND CONFIDENTIAL

If the foregoing correctly sets forth your understanding, please execute the original and one (1) copy hereof in the space provided below and return a copy to the Seller.

Very truly yours,

AIRBUS S.A.S.

By:	/s/ Christophe Mourey
Its:	Senior Vice President Contracts

Accepted and Agreed

SPIRIT AIRLINES, INC.

By:	/s/ David Lancelot
Its:	SVP & CFO

Spirit Airlines – A320 Family Aircraft Amendment 7 – EXECUTION	LA1-5 PRIVILEGED AND CONFIDENTIAL

AMENDMENT NO. 8

TO

THE A320 FAMILY PURCHASE AGREEMENT

Dated as of May 5, 2004

BETWEEN AVSA S.A.R.L.

AND

SPIRIT AIRLINES, INC.

This Amendment No. 8 to the A320 Family Purchase Agreement dated as of May 5, 2004 (hereinafter referred to as the “Amendment”) is entered into as of February 4, 2008 by and between AIRBUS S.A.S. (legal successor to AVSA S.A.R.L.), organized and existing under the laws of the Republic of France, having its registered office located at 1, Rond Point Maurice Bellonte, 31700 Blagnac, France (hereinafter referred to as the “Seller”) and SPIRIT AIRLINES, INC., a corporation organized and existing under the laws of the State of Delaware, United States of America, having its principal corporate office located at 2800 Executive Way, Miramar, Florida 33025, U.S.A. (hereinafter referred to as the “Buyer”).

WHEREAS, the Buyer and AVSA S.A.R.L have entered into an A320 Family Purchase Agreement, dated as of May 5, 2004, relating to the sale by the Seller and the purchase by the Buyer of certain firmly ordered Airbus A319-100 and A321-200 model aircraft (the “Aircraft”), which, together with all Exhibits, Appendices, Letter Agreements attached thereto and as amended by Amendment No. 1 dated as of December 21, 2004, Amendment No. 2 dated as of April 15, 2005, Amendment No. 3 dated as of June 30, 2005, Amendment No. 4 dated as of October 27, 2006, Amendment No. 5 dated as of March 5, 2007, Amendment No. 6 dated as of March 27, 2007, Amendment No. 7 dated as of June 26, 2007, is hereinafter called the “Agreement”.

WHEREAS, the Buyer and the Seller wish to amend certain terms of the Agreement as set forth herein.

NOW, THEREFORE IT IS AGREED AS FOLLOWS:

The capitalized terms used herein and not otherwise defined in this Amendment will have the meanings assigned to them in the Agreement. Except as used within quoted text, the terms “herein,” “hereof,” and “hereunder” and words of similar import refer to this Amendment.

Spirit Airlines – A320 Family Amendment 8	1 PRIVILEGED AND CONFIDENTIAL

1.	NEW BASE PRICE OF THE PROPULSION SYSTEMS

Clauses 3.1.1.3.1, 3.1.1.3.2 and 3.1.1.3.3 of the Agreement are deleted in their entirety and replaced with the following quoted text:

QUOTE

3.1.1.3.1	A319 Propulsion Systems

The Base Price of the IAE V2524-A5 Propulsion Systems, at delivery conditions prevailing in January 2006, is:

*****

Said Base Price has been calculated from the Reference Price for the A319 Propulsion Systems indicated by International Aero Engines of ***** in accordance with delivery conditions prevailing in January 2006.

3.1.1.3.2	A320 Propulsion Systems

The Base Price of the IAE V2527-A5 Propulsion Systems, at delivery conditions prevailing in January 2006, is:

*****

Said Base Price has been calculated from the Reference Price for the A320 Propulsion Systems indicated by International Aero Engines of ***** in accordance with delivery conditions prevailing in January 2006.

3.1.1.3.3	A321 Propulsion Systems

The Base Price of the IAE V2533-A5 Propulsion Systems for the A321 Aircraft, at delivery conditions prevailing in January 2006, is:

*****

Said Base Price has been calculated from the Reference Price for the A321 Propulsion Systems indicated by International Aero Engines of ***** in accordance with delivery conditions prevailing in January 2006.

UNQUOTE

2.	PRICE REVISION

Exhibit H-1 to the Agreement, Propulsion Systems Price Revision Formula, is deleted and replaced by the Exhibit H-2, Propulsion Systems Price Revision Formula annexed hereto.

2.	EFFECT OF THE AMENDMENT

***** Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

Spirit Airlines – A320 Family Amendment 8	2 PRIVILEGED AND CONFIDENTIAL

This Amendment contains the entire agreement between the parties with respect to the subject matter hereof and supersedes any previous understanding, commitments or representations whatsoever, whether oral or written between the Buyer and the Seller.

The Agreement will be deemed amended to the extent provided in this Amendment and, except as specifically amended hereby, will continue in full force and effect in accordance with its original terms. Both parties agree that this Amendment will constitute an integral, nonseverable part of the Agreement and be governed by its provisions, except that if the Agreement and this Amendment have specific provisions that are inconsistent, the specific provisions contained in this Amendment will govern.

3.	CONFIDENTIALITY

The Seller and the Buyer (including their employees, agents and advisors) agree to keep the terms and conditions of this Amendment strictly confidential, except as required by applicable law or pursuant to legal process. The Seller and the Buyer will consult prior to any public disclosure regarding this Amendment and will mutually agree on any such disclosure; provided, however, that following execution of this Amendment, the Buyer may make such disclosure thereof as may be required by law or governmental orders, rules or regulations.

4.	GOVERNING LAW

THIS AMENDMENT AND THE AGREEMENTS CONTEMPLATED HEREBY WILL BE GOVERNED BY AND CONSTRUED AND THE PERFORMANCE THEREOF WILL BE DETERMINED IN ACCORDANCE WITH THE PROVISIONS OF CLAUSE 22.4 OF THE AGREEMENT.

IT IS AGREED THAT THE UNITED NATIONS CONVENTION ON CONTRACTS FOR THE INTERNATIONAL SALE OF GOODS WILL NOT APPLY TO THIS AMENDMENT.

5.	COUNTERPARTS

This Amendment may be executed by the parties hereto in separate counterparts, each of which when so executed shall be an original, but all such counterparts shall together constitute one and the same instrument. Such counterparts may be delivered via facsimile and/or electronic mail (provided that an original is subsequently delivered).

Spirit Airlines – A320 Family Amendment 8	3 PRIVILEGED AND CONFIDENTIAL

IN WITNESS WHEREOF, the parties have caused this Amendment to be signed by their respective officers thereunto duly authorized as of the day and year first above written.

SPIRIT AIRLINES, INC.		AIRBUS S.A.S.

By:	/s/ David Lancelot	By:	/s/Christophe Mourey
Its: Sr. Vice President & CFO		Its: Senior Vice President Contracts

Spirit Airlines – A320 Family Amendment 8	4 PRIVILEGED AND CONFIDENTIAL

EXHIBIT H-2

PROPULSION SYSTEMS PRICE REVISION FORMULA

INTERNATIONAL AERO ENGINES

1	REFERENCE PRICE

The Reference Price of a set of two (2) INTERNATIONAL AERO ENGINES V2524-A5, V2527-A5 and V2533-A5 engines are as quoted in Clause 3.1.1.3 of the Agreement, as may be amended from time to time.

This Reference Price is subject to adjustment for changes in economic conditions as measured by data obtained from the US Department of Labor, Bureau of Labor Statistics, and in accordance with the provisions of Paragraphs 4 and 5 of this Exhibit H-2.

2	REFERENCE PERIOD

The Reference Prices have been established in accordance with the average economic conditions prevailing *****, as defined, according to International Aero Engines by the ECIb and ICb index values indicated in Paragraph 4 of this Exhibit H-2.

3	INDEXES

Labor Index: “Employment Cost Index Wages and Salaries for Workers in Aerospace Manufacturing” (ECI 336411W, series ID: CIU2023211000000I not seasonally adjusted) hereinafter referred to as “ECI,” published quarterly by the US Department of Labor, Bureau of Labor Statistics (http://data.bls.gov *****): Employment Cost Indexes for Wages and Salaries for private industry workers by industry and occupational group, or such other name that may be from time to time used for the publication title and/or table.

The quarterly value of CIU2023211000000I will apply to each month of a given quarter.

Material Index: “Producer Price Index, Industrial Commodities” (series ID: WPU03thru15, not seasonally adjusted) hereinafter referred to as “IC,” as published in “PPI Commodity Detailed Report” by the US Department of Labor, Bureau of Labor Statistics (http://data.bls.gov, base year 1982 =100) or such other name that may be from time to time used for the publication title and/or table.

4	REVISION FORMULA

*****

In determining the revised Reference Price, ECIn and ICn shall be calculated to the nearest tenth (1 decimal). Each quotient ***** (4 decimals).

***** Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

Spirit Airlines – A320 Family Amendment 8	Exh. H-2	Page 1/3

EXHIBIT H-2

PROPULSION SYSTEMS PRICE REVISION FORMULA

INTERNATIONAL AERO ENGINES

If the next succeeding place is five (5) or more the preceding decimal place shall be raised to the next higher figure.

After final computation Pn shall be rounded to the nearest whole number (0.5 rounds to 1)

5.	GENERAL PROVISIONS

5.1	The Reference Price as revised as of the Delivery Date of the Aircraft shall be the final price and shall not be subject to any further adjustments in the indexes.

If no final index values are available for any of the applicable months, the then published preliminary figures shall be the basis on which the revised Reference Price shall be computed.

5.2	If the US Department of Labor substantially revises the methodology of calculation or discontinues any of the indexes referred to hereabove, the Seller shall reflect the substitute for the revised or discontinued index selected by International Aero Engines, such substitute index to lead in application to the same adjustment result, insofar as possible, as would have been achieved by continuing the use of the original index as it may have fluctuated had it not been revised or discontinued.

Appropriate revision of the formula shall be made to accomplish this result.

5.3	Should the above escalation provisions become null and void by action of the US Government, the price shall be adjusted due to increases in the costs of labor and material which have occurred from the period represented by the applicable Reference Price Indexes *****

5.4	Should the revised Reference Price be lower than the Reference Price, the final price shall be computed with the Reference Price.

***** Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

Spirit Airlines – A320 Family Amendment 8	Exh. H-2	Page 2/3

AMENDMENT NO. 9

TO

THE A320 FAMILY PURCHASE AGREEMENT

Dated as of May 5, 2004

BETWEEN AVSA S.A.R.L.

AND

SPIRIT AIRLINES, INC.

This Amendment No. 9 to the A320 Family Purchase Agreement dated as of May 5, 2004 (hereinafter referred to as the “Amendment”), is entered into as of June 24, 2008, by and between AIRBUS S.A.S. (legal successor to AVSA S.A.R.L.), organized and existing under the laws of the Republic of France, having its registered office located at 1 Rond Point Maurice Bellonte, 31700 Blagnac, France (hereinafter referred to as the “Seller”) and SPIRIT AIRLINES, INC., a corporation organized and existing under the laws of the State of Delaware, United States of America, having its principal corporate office located at 2800 Executive Way, Miramar, Florida 33025, U.S.A. (hereinafter referred to as the “Buyer”).

WHEREAS, the Buyer and AVSA S.A.R.L have entered into an A320 Family Purchase Agreement, dated as of May 5, 2004, relating to the sale by the Seller and the purchase by the Buyer of certain firmly ordered Airbus A319-100 and A321-200 model aircraft (the “Aircraft”), which, together with all Exhibits, Appendices, and Letter Agreements attached thereto and as amended by Amendment No. 1 dated as of December 21, 2004, Amendment No. 2 dated as of April 15, 2005, Amendment No. 3 dated as of June 30, 2005, Amendment No. 4 dated as of October 27, 2006, Amendment No. 5 dated as of March 5, 2007, Amendment No. 6 dated as of March 27, 2007, Amendment No. 7 dated as of June 26, 2007, and Amendment No. 8 dated as of February 4, 2008, is hereinafter called the “Agreement.”

WHEREAS, the Buyer and the Seller wish to amend certain terms of the Agreement as set forth herein.

NOW, THEREFORE, IT IS AGREED AS FOLLOWS:

The capitalized terms used herein and not otherwise defined in this Amendment will have the meanings assigned to them in the Agreement. Except as used within quoted text, the terms “herein,” “hereof,” and “hereunder” and words of similar import refer to this Amendment.

1.	CLAUSE 0 – DEFINITIONS

Spirit Airlines – A320 Family Amendment 9	1 of 5 PRIVILEGED AND CONFIDENTIAL

The definition of “Firm Aircraft” is deleted and replaced with the following quoted text:

QUOTE

Firm Aircraft – *****

UNQUOTE

2.	CLAUSE 9 – DELIVERY

The Buyer and the Seller have agreed to revise the Aircraft delivery schedule. Accordingly, Clause 9.1.1 of the Agreement is deleted and replaced with the following quoted text:

QUOTE

9.1.1	Subject to Clauses 2, 7, 8, 10 and 18, the Seller will have the Firm Aircraft Ready for Delivery at the Delivery Location within the following months (each a “Scheduled Delivery Month”).

The Scheduled Delivery Months for the A319 Aircraft are as follows:

A319 Aircraft	Quantity of Aircraft	Month	Year	CAC ID No.
A319 Firm Aircraft	1	October	2006	179484
A319 Firm Aircraft	1	October	2006	179485
A319 Firm Aircraft	1	November	2006	179486
A319 Firm Aircraft	1	November	2006	179487
A319 Firm Aircraft	1	December	2006	179488
A319 Firm Aircraft	1	February	2008	179493
A319 Firm Aircraft	1	February	2008	179494
Additional A319 Firm Aircraft	1	*****	*****	*****
Additional A319 Firm Aircraft	1	*****	*****	*****
Additional A319 Firm Aircraft	1	*****	*****	*****
Additional A319 Firm Aircraft	1	*****	*****	*****
Additional A319 Firm Aircraft	1	*****	*****	*****
Additional A319 Firm Aircraft	1	*****	*****	*****
Additional A319 Firm Aircraft	1	*****	*****	*****
Additional A319 Firm Aircraft	1	*****	*****	*****
Additional A319 Firm Aircraft	1	*****	*****	*****
Additional A319 Firm Aircraft	1	*****	*****	*****
Additional A319 Firm Aircraft	1	*****	*****	*****
Additional A319 Firm Aircraft	1	*****	*****	*****
Additional A319 Firm Aircraft	1	*****	*****	*****
Additional A319 Firm Aircraft	1	*****	*****	*****
Additional A319 Firm Aircraft	1	*****	*****	*****
Additional A319 Firm Aircraft	1	*****	*****	*****
Additional A319 Firm Aircraft	1	*****	*****	*****

***** Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

Spirit Airlines – A320 Family Amendment 9	2 of 5 PRIVILEGED AND CONFIDENTIAL

A319 Aircraft	Quantity of Aircraft	Month	Year	CAC ID No.
Total A319 Aircraft	24

The Scheduled Delivery Months for the A320 Aircraft are as follows:

A320 Aircraft	Quantity of Aircraft	Month	Year	CAC ID No.
Conversion A320 Aircraft	1	*****	*****	*****
Conversion A320 Aircraft	1	*****	*****	*****
Conversion A320 Aircraft	1	*****	*****	*****
Conversion A320 Aircraft	1	*****	*****	*****
Conversion A320 Aircraft	1	*****	*****	*****
Conversion A320 Aircraft	1	*****	*****	*****
Conversion A320 Aircraft	1	*****	*****	*****
Converted Additional A320 Aircraft	1	*****	*****	*****
Converted Additional A320 Aircraft	1	*****	*****	*****
Converted Additional A320 Aircraft	1	*****	*****	*****
Converted Additional A320 Aircraft	1	*****	*****	*****
Converted Additional A320 Aircraft	1	*****	*****	*****
Converted Additional A320 Aircraft	1	*****	*****	*****
Converted Additional A320 Aircraft	1	*****	*****	*****
Converted Additional A320 Aircraft	1	*****	*****	*****
Converted Additional A320 Aircraft	1	*****	*****	*****
Converted Additional A320 Aircraft	1	*****	*****	*****
Converted Additional A320 Aircraft	1	*****	*****	*****
Converted Additional A320 Aircraft	1	*****	*****	*****
Converted Additional A320 Aircraft	1	*****	*****	*****
Total A320 Aircraft	20

UNQUOTE

***** Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

Spirit Airlines – A320 Family Amendment 9	3 of 5 PRIVILEGED AND CONFIDENTIAL

3.	EFFECT OF THE AMENDMENT

3.1	Subject to the provisions of Paragraph 3.2 below, the effective date of this Amendment (the “Effective Date”) will be that date on which the last party hereto affixes its signature on the signature page below.

3.2	Notwithstanding the provisions of Paragraph 3.1 above, if a Termination Event under the Agreement occurs prior to the Effective Date, then this Amendment and the terms herein will be null and void.

3.3	This Amendment contains the entire agreement between the parties with respect to the subject matter hereof and supersedes any previous understanding, commitments or representations whatsoever, whether oral or written between the Buyer and the Seller.

3.4	The Agreement will be deemed amended to the extent provided in this Amendment and, except as specifically amended hereby, will continue in full force and effect in accordance with its original terms. Both parties agree that this Amendment will constitute an integral, nonseverable part of the Agreement and be governed by its provisions, except that if the Agreement and this Amendment have specific provisions that are inconsistent, the specific provisions contained in this Amendment will govern.

4.	CONFIDENTIALITY

The Seller and the Buyer (including their employees, agents and advisors) agree to keep the terms and conditions of this Amendment strictly confidential, except as required by applicable law or pursuant to legal process. The Seller and the Buyer will consult prior to any public disclosure regarding this Amendment and will mutually agree on any such disclosure; provided, however, that following execution of this Amendment, the Buyer may make such disclosure thereof as may be required by law or governmental orders, rules or regulations.

5.	GOVERNING LAW

5.1	THIS AMENDMENT AND THE AGREEMENTS CONTEMPLATED HEREIN WILL BE GOVERNED BY AND CONSTRUED AND THE PERFORMANCE THEREOF WILL BE DETERMINED IN ACCORDANCE WITH THE PROVISIONS OF CLAUSE 22.4 OF THE AGREEMENT.

5.2	IT IS AGREED THAT THE UNITED NATIONS CONVENTION ON CONTRACTS FOR THE INTERNATIONAL SALE OF GOODS WILL NOT APPLY TO THIS AMENDMENT.

6.	COUNTERPARTS

This Amendment may be executed by the parties hereto in separate counterparts, each of which when so executed will be an original, but all such counterparts will together

Spirit Airlines – A320 Family Amendment 9	4 of 5 PRIVILEGED AND CONFIDENTIAL

constitute one and the same instrument. Such counterparts may be delivered via facsimile and/or electronic mail (provided that an original is subsequently delivered).

Spirit Airlines – A320 Family Amendment 9	5 of 5 PRIVILEGED AND CONFIDENTIAL

IN WITNESS WHEREOF, the parties have caused this Amendment to be signed by their respective officers thereunto duly authorized as of the day and year first above written.

SPIRIT AIRLINES, INC.		AIRBUS S.A.S.

By:	/s/ David Lancelot	By:	/s/ Chrisophe Mourey
Its:	SVP & CFO	Its:	Senior Vice President Contracts

Spirit Airlines – A320 Family Amendment 9	6 of 5 PRIVILEGED AND CONFIDENTIAL

LETTER AGREEMENT NO. 1

TO

AMENDMENT NO. 9

As of June 24, 2008

Spirit Airlines, Inc.

2800 Executive Way

Miramar, Florida 33025

RE: MISCELLANEOUS PROVISIONS

Dear Ladies and Gentlemen,

SPIRIT AIRLINES, INC. (the “Buyer”), and AIRBUS S.A.S. (legal successor to AVSA S.A.RL.) (the “Seller”), have entered into Amendment No. 9, dated as of even date herewith (the “Amendment”), to the Airbus A320 Family Purchase Agreement dated as of May 5, 2004 as amended from time to time (the “Agreement”), which Agreement covers among other things, the sale by the Seller and the purchase by the Buyer of certain Aircraft, under the terms and conditions set forth in said Agreement. The Buyer and the Seller have agreed to set forth in this Letter Agreement No. I to the Amendment (the “Letter Agreement”) certain additional terms and conditions regarding the purchase and sale of the Aircraft. Capitalized terms used herein and not otherwise defined in this Letter Agreement will have the meanings assigned thereto in the Agreement. Except when used in quoted text, the terms “herein,” “hereof” and “hereunder” and words of similar import refer to this Letter Agreement.

Both parties agree that this Letter Agreement will constitute an integral, nonseverable part of said Amendment, that the provisions of said Amendment are hereby incorporated herein by reference, and that this Letter Agreement will be governed by the provisions of said Agreement, except that if the Agreement, the Amendment and this Letter Agreement have specific provisions which are inconsistent, the specific provisions contained in this Letter Agreement will govern.

1	RETURN OF PREDELIVERY PAYMENTS

1.1	Cash Predelivery Payments

*****

1.2	Deferred Predelivery Payment

*****

2	ESCALATION PROTECTION

2.1	Escalation Caps

***** Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

1
Spirit Airlines – A320 Family LA No. 1 to Amendment No. 9		PRIVILEGED AND CONFIDENTIAL

Paragraph 1 of Letter Agreement No. 2 to Amendment No. 4 to the Agreement is deleted in its entirety and replaced by the following quoted text:

QUOTE

1.	ESCALATION CAPS

1.1	Additional A319 Firm Aircraft

*****

1.2	A table setting forth the escalation factors derived from application of the Seller Price Revision Formula for each month between ***** based on ***** is provided, for illustrative purposes only, in Exhibit A attached hereto.

1.3	Converted Additional A320 Aircraft and Converted Additional A321 Aircraft

For each Converted Additional Aircraft, the Base Prices of the A320 Airframe and any and all applicable SCNs pursuant to Clause 3.1.1.2.2(i) and (ii) of the Agreement, respectively, and the amount of the credit memorandum set forth in Paragraph 3.2(i)(b) below, and the Base Prices of the A321 Airframe and any and all applicable SCNs pursuant to Clause 3.1.1.2.3(i) and (ii) of the Agreement, respectively, and the amount of the credit memorandum set forth in Paragraph 3.2(i)(c) below, and any other amounts that adjust in accordance with the Seller Price Revision Formula (collectively, the “RAA320/A321”) will be revised from January 1, 2006 to the Delivery Date of each Converted Additional Aircraft in accordance with the Seller Price Revision Formula, *****

(i)	*****

(ii)	*****

1.4	A table setting forth the escalation factors derived from application of the Seller Price Revision Formula for each month between ***** based on ***** is provided, for illustrative purposes only, in Exhibit B attached hereto.

UNQUOTE

2.2	Other Escalation Support

Paragraph 5.1 of Letter Agreement No. 2 to Amendment No. 4 to the Agreement in respect of seven (7) A319 Film Aircraft and seven (7) Conversion A320 Aircraft and/or Conversion A321 Aircraft is deleted in its entirety and replaced by the following quoted text:

QUOTE

***** Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

2
Spirit Airlines – A320 Family LA No. 1 to Amendment No. 9		PRIVILEGED AND CONFIDENTIAL

5.1	*****

(i)	*****

(ii)	*****

*****.

3	PDP FINANCING COMMITMENT

3.1	*****

3.2	*****

3.2.1	*****

3.2.2	*****

3.2.3	*****

3.2.4	The provisions of Paragraph 5 herein will apply to any Aircraft that may be converted into Conversion A320 Aircraft under this Paragraph 3.

4	CREDIT MEMORANDUM

*****

5	MTOW REDUCTION FOR A320 AIRCRAFT

*****

***** Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

3
Spirit Airlines – A320 Family LA No. 1 to Amendment No. 9		PRIVILEGED AND CONFIDENTIAL

(i)	*****

(ii)	*****

*****

6	OPERATION ON NARROW RUNWAYS

On March 19, 2008, the Seller proposed to sell to the Buyer, via Letter Agreement No. NKS0802-01-01 A319 – GENERAL – OPERATION ON NARROW RUNWAYS, a Service Bulletin (the “Narrow Runway SB”) to allow ***** A319 model aircraft in the Buyer’s fleet to operate on runways less than forty-five (45) meters wide (width included between thirty (30) meters and forty-five (45) meters). By the terms of such proposal, the proposal expired on April 28, 2008.

As further consideration for the Buyer’s agreement to reschedule Aircraft deliveries pursuant to the Amendment, (i) the Seller agrees to provide the Narrow Runway SB to the Buyer ***** A319 model aircraft listed in Exhibit C to this Letter Agreement, and (ii) as of the date hereof, ***** SCNs will be deemed executed to provide for the Buyer’s operation of the undelivered A319 Aircraft and A320 Aircraft, respectively, on runways less than forty-five (45) meters wide.

7	LETTER AGREEMENT NO. 2 TO AMENDMENT NO. 4

7.1	Paragraph 3.3.5 of Letter Agreement No. 2 to Amendment No. 4 to the Agreement is deleted and replaced by the following quoted text:

*****

UNQUOTE

***** Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

4
Spirit Airlines – A320 Family LA No. 1 to Amendment No. 9		PRIVILEGED AND CONFIDENTIAL

7.2	Paragraphs 4.1 and 4.2 of Letter Agreement No. 2 to Amendment No. 4 to the Agreement are deleted in their entirety and replaced by the following quoted text:

QUOTE

4.1	*****

4.2.	*****

UNQUOTE

8	RESCISSION OF MAY 2008 NOTICE

Contemporaneously with execution of the Amendment, the Seller agrees that the May 6, 2008, and the May 14, 2008, notices sent to the Buyer will be deemed rescinded. Such notices will be null and void and of no further force or consequence. The Seller’s rescission, however, does not waive any of its rights under the Agreement with respect to future breaches by the Buyer of any matter contained in the Agreement.

9	CONFIDENTIALITY

The Seller and the Buyer (including their employees, agents and advisors) agree to keep the terms and conditions of this Amendment strictly confidential, except as required by applicable law or pursuant to legal process. The Seller and the Buyer will consult prior to any public disclosure regarding this Amendment and mutually agree on such disclosure; provided, however that, following execution of this Amendment, the Buyer may make such disclosure thereof as may be required by law or governmental orders, rules or regulations.

10	GOVERNING LAW

THIS LETTER AGREEMENT AND THE AGREEMENTS CONTEMPLATED HEREBY WILL BE GOVERNED BY AND CONSTRUED AND THE PERFORMANCE THEREOF WILL BE DETERMINED IN ACCORDANCE WITH THE PROVISIONS OF CLAUSE 22.4 OF THE AGREEMENT.

IT IS AGREED THAT THE UNITED NATIONS CONVENTION ON CONTRACTS FOR THE INTERNATIONAL SALE OF GOODS WILL NOT APPLY TO THIS LETTER AGREEMENT.

11	COUNTERPARTS

This Letter Agreement No. 1 to Amendment No. 9 may be executed by the parties hereto in separate counterparts, each of which when so executed will be an original, but all such counterparts will together constitute one and the same instrument. Such counterparts may be delivered via facsimile and/or electronic mail (provided that an original is subsequently delivered).

***** Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

5
Spirit Airlines – A320 Family LA No. 1 to Amendment No. 9		PRIVILEGED AND CONFIDENTIAL

If the foregoing correctly sets forth your understanding, please execute the original and one (1) copy hereof in the space provided below and return a copy to the Seller.

Very truly yours,

AIRBUS S.A.S.

By:	/s/ Christophe Mourey
Its:	Senior Vice President Contracts

Accepted and Agreed,

SPIRIT AIRLINES, INC.

By:	/s/ David Lancelot
Its:	SVP & CFO

6
Spirit Airlines – A320 Family LA No. 1 to Amendment No. 9		PRIVILEGED AND CONFIDENTIAL

EXHIBIT A

Annual Average Compound ***** Per Year

Delivery Month/Year	Escalation Factor	Delivery Month/Year	Escalation Factor	Delivery Month/Year	Escalation Factor
January-2006	*****	January-2010	*****	January-2014	*****
February-2006	*****	February-2010	*****	February-2014	*****
March-2006	*****	March-2010	*****	March-2014	*****
April-2006	*****	April-2010	*****	April-2014	*****
May-2006	*****	May-2010	*****	May-2014	*****
June-2006	*****	June-2010	*****	June-2014	*****
July-2006	*****	July-2010	*****	July-2014	*****
August-2006	*****	August-2010	*****	August-2014	*****
September-2006	*****	September-2010	*****	September-2014	*****
October-2006	*****	October-2010	*****	October-2014	*****
November-2006	*****	November-2010	*****	November-2014	*****
December-2006	*****	December-2010	*****	December-2014	*****

January-2007	*****	January-2011	*****	January-2015	*****
February-2007	*****	February-2011	*****	February-2015	*****
March-2007	*****	March-2011	*****	March-2015	*****
April-2007	*****	April-2011	*****	April-2015	*****
May-2007	*****	May-2011	*****	May-2015	*****
June-2007	*****	June-2011	*****	June-2015	*****
July-2007	*****	July-2011	*****	July-2015	*****
August-2007	*****	August-2011	*****	August-2015	*****
September-2007	*****	September-2011	*****	September-2015	*****
October-2007	*****	October-2011	*****	October-2015	*****
November-2007	*****	November-2011	*****	November-2015	*****
December-2007	*****	December-2011	*****	December-2015	*****

January-2008	*****	January-2012	*****
February-2008	*****	February-2012	*****
March-2008	*****	March-2012	*****
April-2008	*****	April-2012	*****
May-2008	*****	May-2012	*****
June-2008	*****	June-2012	*****
July-2008	*****	July-2012	*****
August-2008	*****	August-2012	*****
September-2008	*****	September-2012	*****
October-2008	*****	October-2012	*****
November-2008	*****	November-2012	*****
December-2008	*****	December-2012	*****

January-2009	*****	January-2013	*****
February-2009	*****	February-2013	*****
March-2009	*****	March-2013	*****
April-2009	*****	April-2013	*****
May-2009	*****	May-2013	*****
June-2009	*****	June-2013	*****
July-2009	*****	July-2013	*****
August-2009	*****	August-2013	*****
September-2009	*****	September-2013	*****
October-2009	*****	October-2013	*****
November-2009	*****	November-2013	*****
December-2009	*****	December-2013	*****

***** Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

7
Spirit Airlines – A320 Family LA No. 1 to Amendment No. 9		PRIVILEGED AND CONFIDENTIAL

EXHIBIT B

Annual Average Compound ***** Per Year

Delivery Month/Year	Escalation Factor	Delivery Month/Year	Escalation Factor	Delivery Month/Year	Escalation Factor
January-2006	*****	January-2010	*****	January-2014	*****
February-2006	*****	February-2010	*****	February-2014	*****
March-2006	*****	March-2010	*****	March-2014	*****
April-2006	*****	April-2010	*****	April-2014	*****
May-2006	*****	May-2010	*****	May-2014	*****
June-2006	*****	June-2010	*****	June-2014	*****
July-2006	*****	July-2010	*****	July-2014	*****
August-2006	*****	August-2010	*****	August-2014	*****
September-2006	*****	September-2010	*****	September-2014	*****
October-2006	*****	October-2010	*****	October-2014	*****
November-2006	*****	November-2010	*****	November-2014	*****
December-2006	*****	December-2010	*****	December-2014	*****

January-2007	*****	January-2011	*****	January-2015	*****
February-2007	*****	February-2011	*****	February-2015	*****
March-2007	*****	March-201 1	*****	March-2015	*****
April-2007	*****	April-2011	*****	April-2015	*****
May-2007	*****	May-2011	*****	May-2015	*****
June-2007	*****	June-2011	*****	June-2015	*****
July-2007	*****	July-2011	*****	July-2015	*****
August-2007	*****	August-2011	*****	August-2015	*****
September-2007	*****	September-2011	*****	September-2015	*****
October-2007	*****	October-2011	*****	October-2015	*****
November-2007	*****	November 2011	*****	November-2015	*****
December-2007	*****	December-2011	*****	December-2015	*****

January-2008	*****	January-2012	*****
February-2008	*****	February-2012	*****
March-2008	*****	March-2012	*****
April-2008	*****	April-2012	*****
May-2008	*****	May-2012	*****
June-2008	*****	June-2012	*****
July-2008	*****	July-2012	*****
August-2008	*****	August-2012	*****
September-2008	*****	September-2012	*****
October-2008	*****	October-2012	*****
November-2008	*****	November-2012	*****
December-2008	*****	December-2012	*****

January-2009	*****	January-2013	*****
February-2009	*****	February-2013	*****
March-2009	*****	March-2013	*****
April-2009	*****	April-2013	*****
May-2009	*****	May-2013	*****
June-2009	*****	June-2013	*****
July-2009	*****	July-2013	*****
August-2009	*****	August-2013	*****
September-2009	*****	September-2013	*****
October-2009	*****	October-2013	*****
November-2009	*****	November-2013	*****
December-2009	*****	December-2013	*****

***** Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

8
Spirit Airlines – A320 Family LA No. 1 to Amendment No. 9		PRIVILEGED AND CONFIDENTIAL

EXHIBIT C

APPLICABLE AIRCRAFT FOR NARROW RUNWAY SB

MSN	Model
*****	*****

***** Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

9
Spirit Airlines – A320 Family LA No. 1 to Amendment No. 9		PRIVILEGED AND CONFIDENTIAL

AMENDMENT NO. 10

TO

THE A320 FAMILY PURCHASE AGREEMENT

Dated as of May 5, 2004

BETWEEN AVSA S.A.R.L.

AND

SPIRIT AIRLINES, INC.

This Amendment No. 10 to the A320 Family Purchase Agreement dated as of May 5, 2004 (hereinafter referred to as the “Amendment”), is entered into as of July 17, 2009, by and between AIRBUS S.A.S. (legal successor to AVSA S.A.R.L.), organized and existing under the laws of the Republic of France, having its registered office located at 1, Rond Point Maurice Bellonte, 31700 Blagnac, France (hereinafter referred to as the “Seller”) and SPIRIT AIRLINES, INC., a corporation organized and existing under the laws of the State of Delaware, United States of America, having its principal corporate office located at 2800 Executive Way, Miramar, Florida 33025, U.S.A. (hereinafter referred to as the “Buyer”).

WHEREAS, the Buyer and AVSA S.A.R.L have entered into an A320 Family Purchase Agreement, dated as of May 5, 2004, relating to the sale by the Seller and the purchase by the Buyer of certain firmly ordered Airbus A319-100 and A321-200 model aircraft (the “Aircraft”), which, together with all Exhibits, Appendices, and Letter Agreements attached thereto and as amended by Amendment No. 1 dated as of December 21, 2004, Amendment No. 2 dated as of April 15, 2005, Amendment No. 3 dated as of June 30, 2005, Amendment No. 4 dated as of October 27, 2006, Amendment No. 5 dated as of March 5, 2007, Amendment No. 6 dated as of March 27, 2007, Amendment No. 7 dated as of June 26, 2007, Amendment No. 8 dated as of February 4, 2008, and Amendment No. 9 dated as of June 24, 2008, is hereinafter called the “Agreement.”

WHEREAS, the Buyer has agreed to lease ***** Airbus A320 aircraft from a third party (henceforth referred to as the “Leasing Company”).

WHEREAS, the Buyer has requested, and, contingent on the Buyer’s entering into such lease with the Leasing Company, the Seller has agreed, that the Buyer will have no obligation to take delivery of ***** Conversion A320 Aircraft.

WHEREAS, the Buyer wishes to exercise its right to convert ***** Additional Firm A319 Aircraft to Converted Additional A320 Aircraft.

***** Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

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PRIVILEGED AND CONFIDENTIAL

WHEREAS, the Leasing Company and the Seller will enter into a separate agreement under which the Seller will sell to the Leasing Company and the Leasing Company will purchase from the Seller ***** firmly ordered Airbus A320 aircraft.

WHEREAS, the Buyer and the Seller wish to amend certain other terms of the Agreement to reflect the foregoing.

NOW, THEREFORE, IT IS AGREED AS FOLLOWS:

The capitalized terms used herein and not otherwise defined in this Amendment will have the meanings assigned to them in the Agreement. Except as used within quoted text, the terms “herein,” “hereof,” and “hereunder” and words of similar import refer to this Amendment.

1 -	CANCELLATION OF CONVERSION A320 AIRCRAFT

The Buyer and the Seller hereby agree to cancel the Buyer’s order for the ***** Conversion A320 Aircraft listed below:

CAC ID No.	Scheduled Delivery Month
*****	*****

The foregoing Aircraft are henceforth referred to as the “Cancelled Aircraft.”

2 -	CONVERSION OF A319 AIRCRAFT

The parties hereby agree to irrevocably convert the ***** Additional A319 Firm Aircraft ***** into Converted Additional A320 Aircraft. Such Aircraft will be Ready for Delivery on the dates set forth in Clause 9.1.1 of the Agreement.

3 -	DELIVERY

As a result of the matters set forth in Paragraphs 1 and 2 herein, Clause 9.1.1 of the Agreement is deleted and replaced with the following quoted text:

QUOTE

9.1.1	Subject to Clauses 2, 7, 8, 10 and 18, the Seller will have the Firm Aircraft Ready for Delivery at the Delivery Location within the following months (each a “Scheduled Delivery Month”).

The Scheduled Delivery Months for the A319 Aircraft are as follows:

***** Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

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PRIVILEGED AND CONFIDENTIAL

A319 Aircraft	Quantity	Month	Year	CAC ID No.
A319 Firm Aircraft	1	October	2006	179484
A319 Firm Aircraft	1	October	2006	179485
A319 Firm Aircraft	1	November	2006	179486
A319 Firm Aircraft	1	November	2006	179487
A319 Firm Aircraft	1	December	2006	179488
A319 Firm Aircraft	1	February	2008	179493
A319 Firm Aircraft	1	February	2008	179494
Additional A319 Firm Aircraft	1	*****	*****	*****
Additional A319 Firm Aircraft	1	*****	*****	*****
Additional A319 Firm Aircraft	1	*****	*****	*****
Additional A319 Firm Aircraft	1	*****	*****	*****
Additional A319 Firm Aircraft	1	*****	*****	*****
Additional A319 Firm Aircraft	1	*****	*****	*****
Additional A319 Firm Aircraft	1	*****	*****	*****
Additional A319 Firm Aircraft	1	*****	*****	*****
Additional A319 Firm Aircraft	1	*****	*****	*****
Additional A319 Finn Aircraft	1	*****	*****	*****
Additional A319 Firm Aircraft	1	*****	*****	*****
Additional A319 Firm Aircraft	1	*****	*****	*****
Additional A319 Firm Aircraft	1	*****	*****	*****
Total A319 Aircraft	20

The Scheduled Delivery Months for the A320 Aircraft are as follows:

A320 Aircraft	Quantity	Month	Year	CAC ID No.
Conversion A320 Aircraft	1	*****	*****	*****
Conversion A320 Aircraft	1	*****	*****	*****
Conversion A320 Aircraft	1	*****	*****	*****
Converted Additional A320 Aircraft	1	*****	*****	*****
Converted Additional A320 Aircraft	1	*****	*****	*****
Converted Additional A320 Aircraft	1	*****	*****	*****
Converted Additional A320 Aircraft	1	*****	*****	*****
Converted Additional A320 Aircraft	1	*****	*****	*****
Converted Additional A320 Aircraft	1	*****	*****	*****
Converted Additional A320 Aircraft	1	*****	*****	*****
Converted Additional A320 Aircraft	1	*****	*****	*****
Converted Additional A320 Aircraft	1	*****	*****	*****
Converted Additional A320 Aircraft	1	*****	*****	*****
Converted Additional A320 Aircraft	1	*****	*****	*****
Converted Additional A320 Aircraft	1	*****	*****	*****
Converted Additional A320 Aircraft	1	*****	*****	*****

***** Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

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PRIVILEGED AND CONFIDENTIAL

Converted Additional A320 Aircraft	1	*	****	*	****	*	****
Converted Additional A320 Aircraft	1	*	****	*	****	*	****
Converted Additional A320 Aircraft	1	*	****	*	****	*	****
Converted Additional A320 Aircraft	1	*	****	*	****	*	****
Total A320 Aircraft	20

UNQUOTE

4 -	CONDITIONS PRECEDENT

4.1	All of the following conditions precedent are to be met on or before July 31, 2009:

(i)	the Buyer and Seller will have (a) received approval of their respective Boards of Directors to enter into this Amendment and (b) executed this Amendment,

(ii)	no event will have occurred and be continuing which constitutes a Buyer Termination Event under the Agreement,

(iii)	the Seller will have received from the Buyer any Predelivery Payments that are due and payable upon execution of this Amendment,

(iv)	the Buyer and the Leasing Company will have entered into a legally binding and enforceable agreement under which the Buyer will lease ***** new A320 aircraft from the Leasing Company and all such aircraft will be scheduled for delivery from the Leasing Company to the Buyer by the end of the second calendar quarter of 2010, and

(v)	(a) the Seller and the Leasing Company will have executed a legally binding and enforceable agreement under which the Seller will sell to the Leasing Company and the Leasing Company will purchase from the Seller ***** firmly ordered A320 aircraft and (b) the Seller will have received from the Leasing Company any payments that are due and payable upon execution of such agreement.

4.2	If any of the above conditions precedent are not met on or before July 31, 2009, then this Amendment and the terms herein will be null and void with immediate effect and the Agreement will remain in full and force and effect as if this Amendment had not been signed by the parties hereto.

5 -	EFFECT OF THE AMENDMENT

5.1	This Amendment contains the entire agreement between the parties with respect to the subject matter hereof and supersedes any previous understanding, commitments or representations whatsoever, whether oral or written between the Buyer and the Seller.

***** Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

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PRIVILEGED AND CONFIDENTIAL

5.2	The Agreement will be deemed amended to the extent provided in this Amendment and, except as specifically amended hereby, will continue in full force and effect in accordance with its original terms. Both parties agree that this Amendment will constitute an integral, nonseverable part of the Agreement and be governed by its provisions, except that if the Agreement and this Amendment have specific provisions that are inconsistent, the specific provisions contained in this Amendment will govern.

6 -	CONFIDENTIALITY

The Seller and the Buyer (including their employees, agents and advisors) agree to keep the terms and conditions of this Amendment strictly confidential, except as required by applicable law or pursuant to legal process. The Seller and the Buyer will consult prior to any public disclosure regarding this Amendment and will mutually agree on any such disclosure; provided, however, that following execution of this Amendment, the Buyer may make such disclosure thereof as may be required by law or governmental orders, rules or regulations.

7 -	GOVERNING LAW

7.1	THIS AMENDMENT AND THE AGREEMENTS CONTEMPLATED HEREIN WILL BE GOVERNED BY AND CONSTRUED AND THE PERFORMANCE THEREOF WILL BE DETERMINED IN ACCORDANCE WITH THE PROVISIONS OF CLAUSE 22.4 OF THE AGREEMENT.

7.2	IT IS AGREED THAT THE UNITED NATIONS CONVENTION ON CONTRACTS FOR THE INTERNATIONAL SALE OF GOODS WILL NOT APPLY TO THIS AMENDMENT.

8 -	COUNTERPARTS

This Amendment may be executed by the parties hereto in separate counterparts, each of which when so executed will be an original, but all such counterparts will together constitute one and the same instrument. Such counterparts may be delivered via facsimile and/or electronic mail (provided that an original is subsequently delivered).

IN WITNESS WHEREOF, the parties have caused this Amendment to be signed by their respective officers thereunto duly authorized as of the day and year first above written.

	SPIRIT AIRLINES, INC.		AIRBUS S.A.S.

By:	/s/ David Lancelot	By:	/s/ Christophe Mourey
Its:	SVP & CFO	Its:	Senior Vice President Contracts

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PRIVILEGED AND CONFIDENTIAL

LETTER AGREEMENT NO. 1

TO

AMENDMENT NO. 10

As of July 17th, 2009

Spirit Airlines, Inc.

2800 Executive Way

Miramar, Florida 33025

RE: MISCELLANEOUS PROVISIONS

Dear Ladies and Gentlemen,

SPIRIT AIRLINES, INC. (the “Buyer”), and AIRBUS S.A.S. (legal successor to AVSA S.A.R.L.) (the “Seller”), have entered into Amendment No. 10, dated as of even date herewith (the “Amendment”), to the Airbus A320 Family Purchase Agreement dated as of May 5, 2004 as amended from time to time (the “Agreement”), which Agreement covers among other things, the sale by the Seller and the purchase by the Buyer of certain Aircraft, under the terms and conditions set forth in said Agreement. The Buyer and the Seller have agreed to set forth in this Letter Agreement No. 1 to the Amendment (the “Letter Agreement”) certain additional terms and conditions regarding the purchase and sale of the Aircraft. Capitalized terms used herein and not otherwise defined in this Letter Agreement will have the meanings assigned thereto in the Agreement. Except when used in quoted text, the terms “herein,” “hereof” and “hereunder” and words of similar import refer to this Letter Agreement.

Both parties agree that this Letter Agreement will constitute an integral, nonseverable part of said Amendment, that the provisions of said Amendment are hereby incorporated herein by reference, and that this Letter Agreement will be governed by the provisions of said Agreement, except that if the Agreement, the Amendment and this Letter Agreement have specific provisions which are inconsistent, the specific provisions contained in this Letter Agreement will govern.

PRIVILEGED AND CONFIDENTIAL

1-	PREDELIVERY PAYMENTS

1.1	Converted Additional A319 Aircraft

Pursuant to Paragraph 3.2 of Letter Agreement No. 4 to the Agreement, upon the Buyer exercising a conversion right, the Buyer will pay to the Seller the incremental Predelivery Payments resulting from the difference in Predelivery Payment Reference Price of an A319 Aircraft and a Conversion A320 Aircraft.

As a consequence of the parties agreement, pursuant to Paragraph 2 of the Amendment, to convert ***** Additional A319 Aircraft to Converted Additional A320 Aircraft, the Buyer will pay the Seller an incremental Predelivery Payment in the total amount of ***** (the “Incremental PDP”). The Incremental PDP will be credited in the amount of ***** to the Predelivery Payments due for each of the Converted Additional A320 Aircraft *****. Payment of the Incremental PDP will be as set forth in Paragraph 1.2.2(ii) of this Letter Agreement.

1.2	Predelivery Payments for Cancelled Aircraft

1.2.1	The Seller acknowledges receipt from the Buyer of ***** (the “Prior Payments”) in respect of the Initial Payment and Predelivery Payments made in respect of the Cancelled Aircraft.

1.2.2	The Seller and the Buyer agree that the Prior Payments will be disposed of as follows:

(i)	*****

(ii)	*****

(iii)	*****

(iv)	*****

2-	CREDIT MEMORANDUMS

2.1	Letter Agreement No. 1 to Amendment No. 9

As a result of (a) the passage of time which has rendered Paragraph 3 of Letter Agreement No. 1 to Amendment No. 9 to the Agreement no longer valid and (b) the parties agreement to cancel the Buyer’s order for the Cancelled Aircraft and convert ***** Additional A319 Firm Aircraft to Converted Additional A320 Aircraft pursuant to this Amendment, Paragraphs 4.1 and 4.2 of Letter Agreement No. 1 to Amendment No. 9 are deleted and replaced by the following quoted text:

QUOTE

***** Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

PRIVILEGED AND CONFIDENTIAL

4.1	*****.

4.2	*****

UNQUOTE

2.2	Letter Agreement No. 2 to Amendment No. 4

2.2.1	Advanced A319/A321 Credit Memorandum

*****

2.2.2	A320 Family Price Harmonization Credit Memorandum

As a consequence of the Buyer’s cancellation of its order for the Cancelled Aircraft, Paragraph 4 of Letter Agreement No. 2 to Amendment No. 4 to the Agreement (as amended by Paragraph 2 of Letter Agreement No. 1 to Amendment No. 7 and Paragraph Number 7.2 of Letter Agreement No. 1 to Amendment No. 9 to the Agreement) is deleted and replaced by the following quoted text:

QUOTE

4.1	*****

4.2.	*****

4.3	Intentionally Left Blank

4.4	*****

UNQUOTE

3-	RESCISSION OF MAY 2009 NOTICE

Contemporaneously with the effectivity of the Amendment, the Seller agrees that the May 13, 2009, notice sent to the Buyer will be deemed rescinded. Such notice will be null and void and of no further force or consequence. The Seller’s rescission, however, does not waive any of its rights under the Agreement with respect to future breaches by the Buyer of any matter contained in the Agreement.

4-	CONFIDENTIALITY

The Seller and the Buyer (including their employees, agents and advisors) agree to keep the terms and conditions of this Amendment strictly confidential, except as required by applicable law or pursuant to legal process. The Seller and the Buyer will consult prior to any public disclosure regarding this Amendment and mutually agree on such disclosure; provided, however that, following execution of this Amendment, the Buyer may make such disclosure thereof as may be required by law or governmental orders, rules or regulations.

***** Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

PRIVILEGED AND CONFIDENTIAL

5-	GOVERNING LAW

THIS LETTER AGREEMENT AND THE AGREEMENTS CONTEMPLATED HEREBY WILL BE GOVERNED BY AND CONSTRUED AND THE PERFORMANCE THEREOF WILL BE DETERMINED IN ACCORDANCE WITH THE PROVISIONS OF CLAUSE 22.4 OF THE AGREEMENT.

IT IS AGREED THAT THE UNITED NATIONS CONVENTION ON CONTRACTS FOR THE INTERNATIONAL SALE OF GOODS WILL NOT APPLY TO THIS LETTER AGREEMENT.

6-	COUNTERPARTS

This Letter Agreement No. 1 to Amendment No. 10 may be executed by the parties hereto in separate counterparts, each of which when so executed will be an original, but all such counterparts will together constitute one and the same instrument. Such counterparts may be delivered via facsimile and/or electronic mail (provided that an original is subsequently delivered).

PRIVILEGED AND CONFIDENTIAL

If the foregoing correctly sets forth your understanding, please execute the original and one (1) copy hereof in the space provided below and return a copy to the Seller.

Very truly yours,

AIRBUS S.A.S.

By:	/s/ Christophe Mourey
Its:	Senior Vice President Contracts

Accepted and Agreed,

SPIRIT AIRLINES, INC.

By:	/s/ David Lancelot
Its:	SVP & CFO

PRIVILEGED AND CONFIDENTIAL

LETTER AGREEMENT NO. 1

As of May     , 2004

Spirit Airlines, Inc.

2800 Executive Way

Miramar, Florida 33025

Re: SPARE PARTS PROCUREMENT

Ladies and Gentlemen,

Spirit Airlines, Inc. (the “Buyer”), and AVSA, S.A.R.L. (the “Seller”), have entered into an Airbus A320 Family Purchase Agreement dated as of even date herewith (the “Agreement”), which covers, among other things, the sale by the Seller and the purchase by the Buyer of certain Aircraft, under the terms and conditions set forth in said Agreement. The Buyer and the Seller have agreed to set forth in this Letter Agreement No. 1 (“Letter Agreement 1”) certain additional terms and conditions regarding the sale of the Aircraft. For the purposes of this Letter Agreement 1 only, references herein to Aircraft shall be deemed to include Leased Aircraft within the meaning or Letter Agreement No.8 to the Agreement. Capitalized terms used herein and not otherwise defined in this Letter Agreement 1 will have the meanings assigned thereto in the Agreement. Technical and trade items used but not defined herein or in the Agreement will be defined as generally accepted in the airline and/or aircraft manufacturing industries. The terms “herein,” “hereof” and “hereunder” and words of similar import refer to this Letter Agreement 1.

Both parties agree that this Letter Agreement 1 will constitute an integral, nonseverable part of said Agreement, that the provisions of said Agreement are hereby incorporated herein by reference, and that this Letter Agreement 1 will be governed by the provisions of said Agreement, except that if the Agreement and this Letter Agreement 1 have specific provisions which are inconsistent, the specific provisions contained in this Letter Agreement 1 will govern.

Spirit Airlines – A320 Family Aircraft	LA1-1

CONTENTS

PARAGRAPHS

1 -	GENERAL

2 -	INITIAL PROVISIONING

3 -	STORES

4 -	DELIVERY

5 -	PRICE

6 -	PAYMENT PROCEDURES AND CONDITIONS

7 -	TITLE

8 -	PACKAGING

9 -	DATA RETRIEVAL

10 -	BUY-BACK

11 -	WARRANTIES

12 -	LEASING

13 -	TERMINATION

14 -	ASSIGNMENT

Spirit Airlines – A320 Family Aircraft	LA1-2

1.	GENERAL

The services offered by the Seller to the Buyer (“Material Support”) in respect of the Aircraft spare parts listed below in Paragraphs 1.1(a) through 1.1(f) (“Material”) will be furnished to the Buyer pursuant to this Letter Agreement 1.

1.1	Material

The Material will comprise:

(a)	Seller Parts (defined as industrial proprietary components, equipment, accessories or parts of the Manufacturer manufactured to the detailed design of the Manufacturer or a subcontractor of it and bearing official part numbers of the Manufacturer or material for which the Seller has exclusive sales rights in the United States).

(b)	Supplier Parts classified as Repairable Line Maintenance Parts in accordance with SPEC 2000.

(c)	Supplier Parts classified as Expendable Line Maintenance Parts in accordance with SPEC 2000.

(d)	Ground Support Equipment (GSE) and Specific (To-Type) tools.

(e)	Hardware and standard material.

(f)	Consumables and raw material as a package.

It is expressly understood that Seller Parts will not include parts manufactured pursuant to a parts manufacturing authority.

Material covered under Paragraphs 1.1(e) and 1.1(f) is available only as a package when supplied as part of the initial provisioning of Material.

1.2	Scope of Material Support

1.2.1	The Material Support to be provided by the Seller hereunder covers the following:

(a)	The terms pursuant to which the Material shall be purchased by the Buyer from the Seller during the Initial Provisioning Period (defined below in Paragraph 2) the “Initial Provisioning”), and

Spirit Airlines – A320 Family Aircraft	LA1-3

(b)	the terms pursuant to which the Material shall be purchased by Buyer after the Initial Provisioning Period; and

(c)	the terms under which Seller shall lease certain Seller Parts to Buyer for Buyer’s use on its Aircraft in commercial air transport service as set forth in Paragraph 12 of this Letter Agreement 1.

1.2.2	Propulsion Systems, including associated parts and spare parts therefore, are not covered under this Letter Agreement 1 and will be the subject of separate direct negotiations and agreements between the Buyer and the relevant Propulsion Systems manufacturer(s).

1.2.3	During a period commencing on the date hereof and continuing for as long as at least five (5) aircraft of the type of the Aircraft are operated in commercial air transport service (the “Term”), the Seller will maintain or cause to be maintained such stock of Seller Parts as the Seller deems reasonable and will make these available to Buyer for purchase or lease so as to permit Buyer to meet its needs for the maintenance of the Aircraft within its fleet. Such Seller Parts will be sold and delivered in accordance with Paragraphs 4 and 5 of this Letter Agreement 1, upon receipt of the Buyer’s orders.

In addition to the foregoing, the Seller will use reasonable efforts to cause all Suppliers of parts that are originally installed on the Aircraft and not manufactured by the Seller to provide similar services to those set forth in this Letter Agreement 1 with respect to Seller Parts.

1.3	Purchase Source of Material

Seller hereby agrees to sell to Buyer (or cause its designee Airbus North America Customer Services, Inc. (“ANACS”) to sell to Buyer) on the terms an conditions set forth in this Letter Agreement 1, such Seller Parts as the Buyer may require from time to time during the Term. Nothing herein shall in any way however, be construed as a limitation on Buyer’s right to purchase any, Seller Part from other operators using the same Aircraft, or from purchasing items equivalent to Seller Parts from said operators or from distributors. In addition to the foregoing,

*****	Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

Spirit Airlines – A320 Family Aircraft	LA1-4

Nothing herein shall be construed as a limitation on any right of Buyer pursuant to Paragraph 1.4 below.

1.4	Manufacture of Material by the Buyer

1.4.1	*****

(a)	*****

(b)	*****

(c)	*****

(d)	*****

1.4.2	*****

1.4.3	*****

*****	Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

Spirit Airlines – A320 Family Aircraft	LA1-5

2.	INITIAL PROVISIONING

The period up to and including the ninetieth (90th) day after delivery of the last Aircraft will hereinafter be referred to as the Initial Provisioning Period. Material, which is delivered during the Initial Provisioning Period, shall be referred to as “Initial Provisioning Material.”

2.1	Seller-Supplied Data

The Seller will prepare and supply to the Buyer the following data:

2.1.1	Initial Provisioning Data - Seller

The Seller will provide the Buyer initial provisioning data provided for in Chapter 1 of ATA 2000 (A319), Chapter 1 Chapter 2B of ATA 200 Revision 23 (A320), Chapter 1 of ATA 2000 (A321) (“Initial Provisioning Data”) in a form, format and within a time period to be mutually agreed upon.

A free of charge revision service will be effected every ninety (90) days, up to the end of the Initial Provisioning Period.

The Seller will ensure that Initial Provisioning Data are released to the Buyer in time to allow the necessary evaluation time by the Buyer and the on-time delivery of ordered Material.

2.1.2	Supplementary Data

The Seller will provide the Buyer with Local Manufacture Tables (X-File), as part of the Illustrated Parts Catalog (Additional Cross-Reference Tables), which will be a part of the Initial Provisioning Data Package.

2.1.3	Data for Standard Hardware

The Initial Provisioning Data provided to the Buyer shall include data for hardware and standard material.

2.2	Supplier-Supplied Data

2.2.1	General

Suppliers will prepare and issue T-files in the English language for those Supplier Components for which the Buyer has elected to receive data.

Spirit Airlines – A320 Family Aircraft	LA1-6

Said data (initial issue and revisions) will be transmitted to the Buyer through the Suppliers and/or the Seller. The Seller will not be responsible for the substance of such data.

The Seller will exert its reasonable efforts to supply Initial Provisioning Data to the Buyer in time to allow the necessary evaluations by the Buyer and on-time deliveries.

2.2.2	Initial Provisioning Data - Supplier

Initial Provisioning Data for Supplier products provided for in Chapter 1 of ATA 2000 (A319) Chapter 2B of ATA 200 Revision 23 (A320) Chapter 1 of ATA 2000 (A321) will be furnished as mutually agreed upon during a Preprovisioning Meeting (defined below), with free of charge revision service assured up to the end of the Initial Provisioning Period, or until it reflects the configuration of the delivered Aircraft.

2.3	Preprovisioning Meeting

2.3.1	The Seller will organize a meeting (i) at its Material Support Center in Hamburg, Germany (“MSC”), (ii) at ANACS or (iii) at a place to be mutually agreed, in order to formulate an acceptable schedule and working procedure to accomplish the Initial Provisioning of Material (the “Preprovisioning Meeting”).

2.3.2	The date of the Preprovisioning Meeting will be mutually agreed upon, but will take place, as soon as possible following execution of the Agreement.

2.4	Initial Provisioning Training

The Seller will furnish, at the Buyer’s request and at no charge to the Buyer, training courses related to the Seller’s provisioning documents, purchase order administration and handling at MSC. The areas covered in these training courses are (i) familiarization of the Buyer with the provisioning; (ii) explanation of the technical function as well as the necessary technical and commercial Initial Provisioning Data; and (iii) familiarization with the Seller’s purchase order administration system.

Spirit Airlines – A320 Family Aircraft	LA1-7

2.5	Initial Provisioning Conference

The Seller will organize an Initial Provisioning conference at MSC or ANACS that will include participation of major Suppliers, as agreed upon during the Preprovisioning Meeting (the “Initial Provisioning Conference”).

Such Initial Provisioning Conference will take place no earlier than eight (8) weeks after Manufacturer Serial Number (MSN) allocation, Buyer Furnished Equipment (BFE) selection or Customer Definition Freeze (CDF), whichever last occurs.

2.6	Initial Provisioning Data Compliance

2.6.1	Initial Provisioning Data generated by the Seller and supplied to the Buyer will comply with the latest configuration of the Aircraft to which such data relate, as known three (3) months before the data are issued. Said data will enable the Buyer to order Material conforming to its Aircraft as required for maintenance and overhaul.

This provision will not cover Buyer modifications unknown to the Seller, or modifications not agreed to or designed by the Seller.

2.6.2	During the Initial Provisioning Period, Material will conform with the latest configuration standard of the affected Aircraft and with the Initial Provisioning Data transmitted by the Seller. Should the Seller default in this obligation, it will immediately replace such parts and/or authorize return shipment at no transportation cost to the Buyer. The Seller, in addition, will use its reasonable efforts to cause Suppliers to provide a similar service for their items.

2.7	Delivery of Initial Provisioning Material

2.7.1	To support the operation of the Aircraft, the Seller will use its reasonable efforts to deliver Initial Provisioning Material in Paragraph 1.1(a) of this Letter Agreement 1 according to the following schedule, provided orders therefor are received by the Seller in accordance with published lead time:

*****

*****	Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

Spirit Airlines – A320 Family Aircraft	LA1-8

(a)	*****

(b)	*****

(c)	*****

(d)	*****

2.7.2	The Buyer, subject to the Seller’s agreement, may cancel or modify Initial Provisioning orders placed with the Seller with no cancellation charge as follows:

(a)	*****

(b)	*****

(c)	*****

2.7.3	Should the Buyer cancel or modify any orders for Material outside the time limits defined above in Paragraph 2.7.3, the Seller will have no liability for the Cancellation or modification, and the Buyer will reimburse the Seller for any direct cost incurred in connection therewith.

*****	Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

Spirit Airlines – A320 Family Aircraft	LA1-9

2.7.4	All transportation costs for the return of Material under this Paragraph 2, including any insurance and customs duties applicable or other related expenditures, will be borne by the Buyer.

3.	STORES

3.1	ANACS Spares Center

The Seller has established and will maintain or cause to be maintained, as long as at least five (5) aircraft of the type of the Aircraft are operated by US airlines in commercial air transport service (the “US Term”), a US store located near Dulles International Airport, Washington, DC, known as the ANACS Spares Center – Washington (“ANACS Spares Center”). The ANACS Spares Center will be operated twenty-four (24) hours/day, seven (7) days/week, all year for the handling of AOG and critical orders for Seller Parts.

3.2	Material Support Center, Germany

The Manufacturer has established and will maintain or cause to be maintained during the Term a store of Seller Parts at MSC. MSC will be operated twenty- four (24) hours per day, seven (7) days per week, and twelve months a year.

3.3	Other Points of Shipment

The Seller reserves the right to effect deliveries from distribution centers other than the ANACS Spares Center or MSC and from any of the production facilities of the Associated Contractors; provided, however, that Seller shall not, without Buyer’s prior written consent, affect a delivery from any distribution center other than the ANACS Spares Center or the MSC, where such choice may reasonably be expected to result in a delivery time in excess of what would have been the case had Seller shipped from either the ANACS Spares Center or the MSC.

Spirit Airlines – A320 Family Aircraft	LA1-10

4.	DELIVERY

4.1	General

The Buyer’s purchase orders will be administered in accordance with ATA Specification 2000 or as otherwise agreed by the parties.

The provisions of Paragraph 4.2 of this Letter Agreement 1 do not apply to Initial Provisioning Data or Material as described in Paragraph 2 of this Letter Agreement 1.

4.2	Lead Times

4.2.1	In general, the lead times are (and, unless otherwise agreed, will at all times be) in accordance with the definition in the “World Airline and Suppliers Guide” (latest edition).

4.2.2	Material will be dispatched within the lead times quoted in the published Seller’s price catalog for Material described in Paragraph 1.1(a), and within the Supplier’s or supplier’s lead time augmented by the Seller’s own order and delivery processing time (such in-house processing time not to exceed fifteen (15) days) for Material described in Paragraphs 1.1(b) through 1.1(d).

4.2.3	Expedited Service

The Seller operates and shall, throughout the Term, continue to operate a twenty-four (24) hour-a-day, seven (7) day-a-week expedited service to supply such Seller Parts as are available in the Seller’s stock, workshops and assembly line, including high-cost/long- lead-time items, to the international airport nearest the location of such items (the “Expedited Service”).

The Expedited Service is operated in accordance with the “World Airlines and Suppliers Guide.” Accordingly, the Seller will notify the Buyer of the action taken to affect the Expedited Service as follows:

(a)	four (4) hours after receipt of an AOG order,

(b)	twenty-four (24) hours after receipt of a critical order (imminent AOG or work stoppage),

(c)	seven (7) days after receipt of an expedited order from the Buyer.

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The Seller and its subcontractors will promptly deliver Seller Parts requested on an expedited basis against normal orders previously placed by the Buyer or upon requests by telephone or facsimile by the Buyer’s representatives, such requests to be confirmed by the Buyer’s subsequent order for such Seller Parts within a reasonable time.

4.3	Delivery Status

The Seller agrees to report to the Buyer the status of supplies against orders on a monthly basis or on a mutually agreed timeframe.

4.4	Excusable Delay

Clause 10.1 of the Agreement will apply to the services to be provided by Seller pursuant to this Letter Agreement 1.

4.5	Shortages, Overshipments, Nonconformance in Orders

4.5.1	Within thirty (30) days after receipt of Material delivered pursuant to a purchase order, the Buyer will advise the Seller of any alleged shortages or overshipments of units or kits, as applicable with respect to such purchase order and of all claimed nonconformance to specification of parts in such order inspected by the Buyer.

In the event that the Buyer has not reported such alleged shortages, overshipments or nonconformance within the above defined period, the Buyer will be deemed to have accepted the deliveries.

4.5.2	In the event that the Buyer reports overshipments or nonconformance to the specifications within the period defined above in Paragraph 4.5.1, the Seller will, if such report is verified, promptly either replace the Material concerned or credit the Buyer for Material returned. In such case, transportation charges for the nonconforming or overshipments of parts will be borne by the Seller.

To the extent the same does not unduly interfere with Buyer’s regularly scheduled operations, the Buyer shall use commercially reasonable efforts to minimize such costs by using its own airfreight system for transportation at no charge to the Seller.

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4.6	Cessation of Deliveries

The Seller reserves the right to stop or otherwise suspend deliveries if the Buyer fails to meet its obligations under Paragraphs 6 and 7 of this Letter Agreement 1.

5.	PRICE

5.1	The Material prices will be:

5.1.1	Free Carrier as defined by the publication No. 560 of the International Chamber of Commerce published in January 2000 (FCA) ANACS Spares Center for deliveries from ANACS.

5.1.2	FCA place specified by the Seller for deliveries from other Seller or Supplier facilities.

5.2	Validity of Prices

5.2.1	*****

5.2.2	*****

•	*****

•	*****

•	*****

5.2.3	*****

5.2.4	*****

5.2.5	*****

*****	Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

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6.	PAYMENT PROCEDURES AND CONDITIONS

6.1	Currency

Payment will be made in US dollars

6.2	Time and Means of Payment

Payment will be made by transfer of immediately available funds from the Buyer to the Seller within thirty (30) days from the date of invoice.

If the Buyer remits payment to the Seller by wire transfer of funds within ten (10) days from the date of Buyer’s receipt of the invoice, the Buyer shall be entitled to a discount on the invoiced amount of one and one-half percent (1.5%).

6.3	Bank Accounts

The Buyer will make all payments hereunder in full without setoff, counterclaim, deduction or withholding of any kind to the accounts listed below, unless otherwise direct by the Seller:

(a)	For wire transfers, in favor of Airbus North America Customer Services, Inc.:

*****

(b)	For direct deposit (lockbox), in favor of Airbus North America Customer Services, Inc.:

*****

6.4	Taxes

*****

6.5	*****

*****	Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

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7.	TITLE

Title and risk of loss to any Material purchased under this Letter Agreement 1 will pass to the Buyer at the time the material is shipped to the Buyer by Seller or Seller’s designee.

8.	PACKAGING

All material will be packaged in accordance with AT A 300 specification, Category III for consumable/expendable Material and Category II for rotables. Category I containers will be used if requested by the Buyer and the difference between Category I and Category II packaging costs will be paid by the Buyer together with payment for the respective Material.

9.	DATA RETREIVAL

The Buyer undertakes to provide periodically to the Seller, as the Seller may reasonably request, during the Term, a quantitative list of the parts used for maintenance and overhaul of the Aircraft. The range and contents of this list will be established by mutual agreement between the Seller and the Buyer.

10.	BUY-BACK

10.1	Buy-Back of Obsolete Material

*****

(a)	*****

(b)	*****

(c)	*****

*****	Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

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10.2	Buy-Back of Surplus Material

10.2.1	*****

10.2.2	*****

10.2.3	*****

10.2.4	*****

10.3	*****

10.4	*****

*****	Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

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*****

11.1	WARRANTIES ON SELLER PARTS

The Seller represents and warrants that the Manufacturer has provided to the Seller the following Warranty, Supplier Warranties and Interface Commitment with respect to Seller Parts, that are reproduced below between the words QUOTE and UNQUOTE and are subject to the terms, conditions, limitations and restrictions (including, but not limited to, the Exclusivity of Warranties and General Limitations of Liability and Duplicate Remedies provisions) as hereinafter set out, and that the same are in full force and effect and have not been amended. The Seller hereby assigns to the Buyer, and the Buyer hereby accepts, all of the Seller’s rights and obligations as the “Buyer” under the said Warranty, Supplier Warranties and Interface Commitment, and the Seller subrogates the Buyer to all such rights and obligations in respect of the Seller Parts. The Seller hereby warrants to the Buyer that (i) it has all requisite authority to make the foregoing assignment to and to effect the foregoing subrogation in favor of the Buyer, (ii) such assignment and subrogation are effective to confer on the Buyer all of the foregoing rights and obligations of the Seller, and (iii) the Seller will not enter into any amendment of the provisions so assigned without the prior written consent of the Buyer.

It is understood that, in the provisions below between the words QUOTE and UNQUOTE, capitalized terms have the meanings assigned thereto in this Letter Agreement 1, except that (i) the term “Seller,” which means the Manufacturer as between the Manufacturer and the Seller, also means the Manufacturer in this Letter Agreement 1, and (ii) the term “Buyer,” which means the Seller as between the Manufacturer and the Seller, means the Buyer in this Letter Agreement 1.

QUOTE

11.1	WARRANTY

11.1.1.	Nature of Warranty

Subject to the limitations and conditions hereinafter provided, and except as provided in Paragraph 11.1.2, the Seller warrants to the Buyer that each Seller Part will at the time of Delivery to the Buyer be free from defects:

(i)	in material,

*****	Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

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(ii)	in workmanship, including, without limitation, processes of manufacture, and

(iii)	in design (including, without limitation, selection of materials) having regard to the state of the art at the date of such design.

11.1.2	Exceptions

The warranties set forth in Paragraph 11.1.1 will not apply to Buyer Furnished Equipment, Propulsion Systems, or to any component, accessory, equipment or part purchased by the Buyer that is not a Seller Part, provided, however, that any defect inherent in the Seller’s design of the installation, considering the state of the art at the date of such design, that impairs the use of such items will constitute a defect in design for the purposes of this Paragraph 11.1 and be covered by the warranty set forth in Paragraph 11.1.1(iii).

11.1.3	Warranty Periods

The warranties describe in Paragraphs 11.1.1 will be limited to those defects that become apparent within ***** after installation of the Seller Part or forty-eight (48) months after delivery of the relevant Seller Part, whichever is earlier. (the “Warranty Period”).

11.1.4	Limitations of Warranty

The Buyer’s remedy and the Seller’s obligation and liability under Paragraphs 11.1 are limited to, at the Seller’s expense and option, the repair, replacement or correction of, or the supply of modification kits rectifying the defect to any defective Seller Part.

11.2	EXCLUSIVITY OF WARRANTIES

THIS PARAGRAPH 11 (INCLUDING ITS SUBPARTS) SETS FORTH THE EXCLUSIVE WARRANTIES, EXCLUSIVE LIABILITIES AND EXCLUSIVE OBLIGATIONS OF THE SELLER, AND THE EXCLUSIVE REMEDIES AVAILABLE TO THE BUYER, WHETHER UNDER THIS AGREEMENT OR

*****	Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

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OTHERWISE, ARISING FROM ANY DEFECT OR NONCONFORMITY OR PROBLEM OF ANY KIND IN ANY SELLER PART DELIVERED BY THE SELLER UNDER THIS AGREEMENT.

THE BUYER RECOGNIZES THAT THE RIGHTS, WARRANTIES AND REMEDIES IN THIS PARAGRAPH 11 ARE ADEQUATE AND SUFFICIENT TO PROTECT THE BUYER FROM ANY DEFECT OR NONCONFORMITY OR PROBLEM OF ANY KIND IN THE SELLER PARTS SUPPLIED UNDER THIS AGREEMENT. THE BUYER HEREBY WAIVES, RELEASES AND RENOUNCES ALL OTHER WARRANTIES, OBLIGATIONS, GUARANTEES AND LIABILITIES OF THE SELLER AND ALL OTHER RIGHTS, CLAIMS AND REMEDIES OF THE BUYER AGAINST THE SELLER, WHETHER EXPRESS OR IMPLIED BY CONTRACT, TORT, OR STATUTORY LAW OR OTHERWISE, WITH RESPECT TO ANY NONCONFORMITY OR DEFECT OR PROBLEM OF ANY KIND IN ANY SELLER PART DELIVERED BY THE SELLER UNDER THIS AGREEMENT, INCLUDING BUT NOT LIMITED TO:

(1)	ANY IMPLIED WARRANTY OF MERCHANTABILITY AND/OR FITNESS FOR ANY GENERAL OR PARTICULAR PURPOSE;

(2)	ANY IMPLIED OR EXPRESS WARRANTY ARISING FROM COURSE OF PERFORMANCE, COURSE OF DEALING OR USAGE OF TRADE;

(3)	ANY RIGHT, CLAIM OR REMEDY FOR BREACH OF CONTRACT;

(4)	ANY RIGHT, CLAIM OR REMEDY FOR TORT, UNDER ANY THEORY OF LIABILITY, HOWEVER ALLEGED, INCLUDING, BUT NOT LIMITED TO, ACTIONS AND/OR CLAIMS FOR NEGLIGENCE, GROSS NEGLIGENCE, INTENTIONAL ACTS, WILLFUL DISREGARD, IMPLIED WARRANTY, PRODUCT LIABILITY, STRICT LIABILITY OR FAILURE TO WARN;

(5)	ANY RIGHT, CLAIM OR REMEDY ARISING UNDER THE UNIFORM COMMERCIAL CODE OR ANY OTHER STATE OR FEDERAL STATUTE;

(6)	ANY RIGHT, CLAIM OR REMEDY ARISING UNDER ANY REGULATIONS OR STANDARDS IMPOSED BY ANY INTERNATIONAL, NATIONAL, STATE OR LOCAL STATUTE OR AGENCY;

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(7)	ANY RIGHT, CLAIM OR REMEDY TO RECOVER OR BE COMPENSATED FOR:

(a)	LOSS OF USE OR REPLACEMENT OF ANY AIRCRAFT, OR PART PROVIDED UNDER THE AGREEMENT DUE TO A DEFECT, NONCONFORMITY OR OTHER PROBLEM IN ANY SELLER PART;

(b)	LOSS OF, OR DAMAGE OF ANY KIND TO, ANY AIRCRAFT, COMPONENT, EQUIPMENT, ACCESSORY OR PART DUE TO A DEFECT, NONCONFORMITY OR OTHER PROBLEM IN ANY SELLER PART;

(c)	LOSS OF PROFITS AND/OR REVENUES;

(d)	ANY OTHER INCIDENTAL OR CONSEQUENTIAL DAMAGE.

THE WARRANTIES PROVIDED BY THIS AGREEMENT WILL NOT BE EXTENDED, ALTERED OR VARIED EXCEPT BY A WRITTEN INSTRUMENT SIGNED BY THE SELLER AND THE BUYER. IN THE EVENT THAT ANY PROVISION OF THIS PARAGRAPH 11 SHOULD FOR ANY REASON BE HELD UNLAWFUL, OR OTHERWISE UNENFORCEABLE, THE REMAINDER OF THIS PARAGRAPH 11 WILL REMAIN IN FULL FORCE AND EFFECT.

FOR THE PURPOSE OF THIS PARAGRAPH 11.2, “SELLER” WILL BE UNDERSTOOD TO INCLUDE THE SELLER, ITS AFFILIATES, AND ASSOCIATED CONTRACTORS.

11.3	DUPLICATE REMEDIES

The remedies provided to the Buyer under Paragraph 11 as to any part thereof are mutually exclusive and not cumulative. The Buyer will be entitled to the remedy that provides the maximum benefit to it, as the Buyer may elect, pursuant to the terms and conditions of this Paragraph 11 for any such particular defect for which

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remedies are provided under this Paragraph 11; provided, however, that the Buyer will not be entitled to elect a remedy under one part of this Paragraph 11 that constitutes a duplication of any remedy elected by it under any other part hereof for the same defect. The Buyer’s rights and remedies herein for the nonperformance of any obligations or liabilities of the Seller arising under these warranties will be in monetary damages limited to the amount the Buyer expends in procuring a correction or replacement for any covered part subject to a defect or nonperformance covered by this Paragraph 11, and the Buyer will not have any right to require specific performance by the Seller.

UNQUOTE

In consideration of the foregoing assignment and subrogation by the Seller in favor of the Buyer in respect of the Seller’s rights against and obligations to the Manufacturer under the provisions quoted above, the Buyer hereby accepts such assignment and subrogation and agrees to be bound by all of the terms, conditions and limitations therein contained.

11.4	NEGOTIATED AGREEMENT

The Buyer and Seller agree that this Paragraph 11 has been the subject of discussion and negotiation and is fully understood by the parties, and that the price of the Aircraft and the other mutual agreements of the parties set forth in the Agreement were arrived at in consideration of, inter alia, the Exclusivity of Warranties and General Limitations of Liability provisions and Duplicate Remedies provisions set forth in Paragraph 11.

12.	LEASING OF SPARE PARTS

12.1	Applicable Terms

The terms and conditions of this Paragraph 12 will apply to the Lease of Seller Parts listed in Appendix “A” to this Paragraph 12 (“Leased Parts”) and will form a part of each lease of any Leased Part by the Buyer from the Seller after the date hereof. Except for the description of the Leased Part, the Lease Term, the Leased Part delivery and return locations and the Lease Charges (defined below in Paragraph 12.4), all other terms and conditions appearing on any order form or other document pertaining to Leased Parts will be deemed inapplicable, and in lieu thereof the terms and conditions of this Paragraph 12 will prevail. For

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purposes of this Paragraph 12, the term “Lessor” refers to the Seller and the term “Lessee” refers to the Buyer. Parts not included in Appendix “A” to this Paragraph 12 may be supplied under a separate lease agreement between the Seller and the Buyer or as mutually agreed by the parties.

12.2	Lease Procedure: Spare Parts Leased

At the Lessee’s request by telephone (to be confirmed promptly in writing), facsimile, letter or other written instrument, the Lessor will lease Leased Parts, which will be made available in accordance with Paragraph 4.2.3 of this Letter Agreement 1, to the Lessee as substitutes for parts removed from an Aircraft for repair or overhaul. Each lease of Leased Parts will be evidenced by a lease document (“Lease”) issued by the Lessor to the Lessee no later than seven (7) business days after delivery of the Leased Part.

12.3	Lease Term: Return

The term of the lease (“Lease Term”) will commence on the date of receipt of the Leased Part by the Lessee or its agent at the Lessor’s facility and will end on the date on which such Leased Part is returned to the Lessor. The Lease Term will not exceed thirty (30) days, unless extended by written agreement between Lessor and Lessee within such thirty (30)-day period (no one such extension to exceed an additional thirty (30) days). Notwithstanding the foregoing, the Lease Term will end in the event, and upon the date, of exercise of the Lessee’s option to either purchase or exchange the Leased Part, as provided herein.

12.4	Lease Charges and Taxes

The Lessee will pay the Lessor (a) *****, (b) any reasonable additional costs which may be incurred by the Lessor as a direct result of such Lease, such as inspection, test, repair, and repacking costs as required to place the Leased Part in satisfactory condition for Lease to a subsequent customer, (c) all transportation and insurance charges and (d) any taxes, charges or customs duties imposed upon the Lessor or its property as a result of the lease, sale, delivery, storage or transfer of any Leased Part (the “Lease Charges”). All payments due hereunder will be made in accordance with Paragraph 6 of this Letter Agreement 1.

*****	Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

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In the event that the Leased Part has not been returned to the Lessor’s designated facilities within the time period provided in Paragraph 12.3 above, the Lessor will be entitled, in addition to any other remedy it may have at law or under this Paragraph 12, to charge to the Lessee, and the Lessee will pay, the charges referred to in this Paragraph 12.4 accruing for each day after the end of the Lease Term and for as long as such Leased Part is not returned to the Lessor and as though the Lease Term were extended to the period of such delay.

12.5	Title

Title to each Leased Part will remain with the Lessor at all times unless the Lessee exercises its option to purchase it in accordance with Paragraph 12.8 of this Letter Agreement 1, in which case title will pass to the Lessee in accordance with Paragraph 7 of this Letter Agreement 1.

12.6	Risk of Loss

Except for normal wear and tear, each Leased Part will be returned to the Lessor in the same condition as when delivered to the Lessee. The Lessee will not without the Lessor’s prior written consent, modify or alter any Leased Part. Risk of loss or damage to each Leased Part will remain with the Lessee until such Leased Part is redelivered to the Lessor at the return location specified in the applicable Lease. If a Leased Part is lost or damaged beyond repair, the Lessee will be deemed to have exercised its option to purchase the part in accordance with Paragraph 12.8 of this Letter Agreement 1, as of the date of such loss or damage.

12.7	Record of Flight Hours

All flight hours accumulated by the Lessee on each Leased Part during the Lease Term will be documented by the Lessee. Records will be delivered to the Lessor upon return of such Leased Part to the Lessor. In addition, all documentation pertinent to inspection, maintenance and/or rework of the Leased Part as maintained serviceable in accordance with the standards of the Lessor will be delivered to the Lessor upon return of the Leased Part to the Lessor on termination of the Lease.

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Such documentation will include but not be limited to evidence of incidents such as hard landings, abnormalities of operation and corrective action taken by the Lessee as a result of such incidents.

12.8	Option to Purchase

12.8.1	Option to Purchase

The Lessee may at its option, exercisable by written notice given to the Lessor, elect during or at the end of the Lease Term to purchase the Leased Part, in which case the then current purchase price for such Leased Part as set forth in the Seller’s Spare Parts Price List will be paid by the Lessee to the Lessor. The immediately preceding sentence will apply to new Leased Parts only. In the event the Leased Part is used, ***** of the then current catalog price for the new part with a part number corresponding to such Leased Part will be paid by the Lessee to the Lessor. Such option will be contingent upon the Lessee providing the Lessor with evidence satisfactory to the Lessor that the original part fitted to the Aircraft is beyond economical repair. Should the Lessee exercise such option, ***** of the Lease rental charges already invoiced pursuant to Paragraph 12.4(a) will be credited to the Lessee against the said purchase price of the Leased Part.

In the event that the removed part is beyond economic repair and the Leased Part is a used part, the Buyer may elect to order a new part from the Seller and continue to lease the Leased Part under the conditions of Paragraph 12.4 until such time as the new part is delivered. The purchase price of the new part will be discounted by ***** of the lease charges paid in respect of the Leased Part. Should the Lessee fail to return the Leased Part to the Lessor at the end of the Lease Term, such failure will be deemed to be an election by the Lessee to purchase the Leased Part.

12.8.2	In the event of purchase, the Leased Part will be warranted in accordance with Paragraph 11 of this Letter Agreement 1 as though such Leased Part were a Seller Part; provided, however, that (i) the Seller will prorate the full Warranty Period granted to the Buyer according to the actual usage of such Leased Part and (ii) in no event will such Warranty period be less than ***** from the date of purchase of such Leased Part. A warranty granted under this Paragraph 12.8.2 will be in substitution for the warranty granted under Paragraph 12.9 at the commencement of the Lease Term.

*****	Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

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12.9	Warranties on Leased Parts

The Lessor, in its capacity as “Lessee,” under its arrangements with the Manufacturer, in its capacity as “Lessor,” has negotiated and obtained the following warranties from the Manufacturer with respect to the Leased Parts, subject to the terms, conditions, limitations and restrictions all as hereinafter set out. The Lessor hereby assigns to the Lessee, and the Lessee hereby accepts, all of the rights and obligations of the Lessor in its capacity as “Lessee” as aforesaid under the said warranties and the Lessor subrogates the Lessee as to all such rights and obligations in respect of Leased Parts during the Lease Term with respect thereto. The Lessor hereby warrants to the Lessee that it has all requisite authority to make the foregoing assignment and effect the foregoing subrogation to and in favor of the Lessee and that it will not enter into any amendment of the provisions so assigned or subrogated without the prior written consent of the Lessee. Capitalized terms utilized in the following provisions have the meanings assigned thereto in this Letter Agreement 1, except that the term “Lessor” refers to the Manufacturer and the term “Lessee” refers to the Lessor.

QUOTE

12.9.1	The Lessor warrants that each Leased Part will at the time of delivery thereof:

(a)	conform to the applicable specification for such part,

(b)	be free from defects in material and

(c)	be free from defects in workmanship, including without limitation processes of manufacture.

12.9.2	Survival of Warranties

With respect to each Leased Part, the warranty set forth above in Paragraph 12.9.1(a) will not survive delivery, and the warranties set forth above in Paragraphs 12.9.1(b) and 12.9.1(c) will survive delivery only upon the conditions and subject to the limitations set forth below in Paragraphs 12.9.3 through 12.9.8.

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12.9.3	Warranty and Notice Periods

The Lessee’s remedy and the Lessor’s obligation and liability under this Paragraph 12.9, with respect to each defect, are conditioned upon (i) the defect having become apparent to the Lessee within the Lease Term and (ii) the Lessor’s warranty administrator having received written notice of the defect from the Lessee within sixty (60) days after the defect became apparent to the Lessee.

12.9.4	Return and Proof

The Lessee’s remedy and the Lessor’s obligation and liability under this Paragraph 12.9, with respect to each defect, are also conditioned upon:

(a)	the return by the Lessee as soon as reasonably practicable to the return location specified in the applicable Lease, or such other place as may be mutually agreeable, of the Leased Part claimed to be defective, and

(b)	the submission by the Lessee to the Lessor’s warranty administrator of reasonable proof that the claimed defect is due to a matter embraced within the Lessor’s warranty under this Paragraph 12.9 and that such defect did not result from any act or omission of the Lessee, including but not limited to any failure to operate or maintain the Leased Part claimed to be defective or the Aircraft in which it was installed in accordance with applicable governmental regulations and the Lessor’s applicable written instructions.

12.9.5	Limitation of Warranty

The Lessee’s remedy and the Lessor’s obligation and liability under this Paragraph 12.9 with respect to each defect are limited to the prompt repair of such defect in the relevant Leased Part, or, if prompt repair is not possible, to the prompt replacement of such Leased Part with a similar part free from defect.

Any replacement part furnished under this Paragraph 12.9.5 will for the purposes of this Letter Agreement 1 be deemed to be the Leased Part so replaced.

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12.9.6	Suspension and Transportation Costs

12.9.6.1	*****

12.9.6.2	*****

12.9.7	Wear and Tear

Normal wear and tear and the need for regular maintenance and overhaul will not constitute a defect or nonconformance under this Paragraph 12.9.

12.9.8	EXCLUSIVITY OF WARRANTIES

THIS PARAGRAPH 12.9 (INCLUDING ITS SUBPARTS) SETS FORTH THE EXCLUSIVE WARRANTIES, EXCLUSIVE LIABILITIES AND EXCLUSIVE OBLIGATIONS OF THE SELLER, AND THE EXCLUSIVE REMEDIES AVAILABLE TO THE BUYER, WHETHER UNDER THIS LETTER AGREEMENT 1 OR OTHERWISE, ARISING FROM ANY DEFECT OR NONCONFORMITY OR PROBLEM OF ANY KIND IN ANY LEASED PART.

THE BUYER RECOGNIZES THAT THE RIGHTS, WARRANTIES AND REMEDIES IN THIS PARAGRAPH 12.9 ARE ADEQUATE AND SUFFICIENT TO PROTECT THE BUYER FROM ANY DEFECT OR NONCONFORMITY OR PROBLEM OF ANY KIND IN THE LEASED PARTS. THE BUYER HEREBY WAIVES, RELEASES AND RENOUNCES ALL OTHER WARRANTIES, OBLIGATIONS, GUARANTEES AND LIABILITIES OF THE

*****	Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

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SELLER AND ALL OTHER RIGHTS, CLAIMS AND REMEDIES OF THE BUYER AGAINST THE SELLER, WHETHER EXPRESS OR IMPLIED BY CONTRACT, TORT, OR STATUTORY LAW OR OTHERWISE, WITH RESPECT TO ANY NONCONFORMITY OR DEFECT OR PROBLEM OF ANY KIND IN ANY LEASED PART, INCLUDING BUT NOT LIMITED TO:

(1)	ANY IMPLIED WARRANTY OF MERCHANTABILITY AND/OR FITNESS FOR ANY GENERAL OR PARTICULAR PURPOSE;

(2)	ANY IMPLIED OR EXPRESS WARRANTY ARISING FROM COURSE OF PERFORMANCE, COURSE OF DEALING OR USAGE OF TRADE;

(3)	ANY RIGHT, CLAIM OR REMEDY FOR BREACH OF CONTRACT;

(4)	ANY RIGHT, CLAIM OR REMEDY FOR TORT, UNDER ANY THEORY OF LIABILITY, HOWEVER ALLEGED, INCLUDING, BUT NOT LIMITED TO, ACTIONS AND/OR CLAIMS FOR NEGLIGENCE, GROSS NEGLIGENCE, INTENTIONAL ACTS, WILLFUL DISREGARD, IMPLIED WARRANTY, PRODUCT LIABILITY, STRICT LIABILITY OR FAILURE TO WARN;

(5)	ANY RIGHT, CLAIM OR REMEDY ARISING UNDER THE UNIFORM COMMERCIAL CODE OR ANY OTHER STATE OR FEDERAL STATUTE;

(6)	ANY RIGHT, CLAIM OR REMEDY ARISING UNDER ANY REGULATIONS OR STANDARDS IMPOSED BY ANY INTERNATIONAL, NATIONAL, STATE OR LOCAL STATUTE OR AGENCY;

(7)	ANY RIGHT, CLAIM OR REMEDY TO RECOVER OR BE COMPENSATED FOR:

(a)	LOSS OF USE OR REPLACEMENT OF ANY AIRCRAFT, OR LEASED PART;

(b)	LOSS OF, OR DAMAGE OF ANY KIND TO, ANY AIRCRAFT OR LEASED PART;

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(c)	LOSS OF PROFITS AND/OR REVENUES;

(d)	ANY OTHER INCIDENTAL OR CONSEQUENTIAL DAMAGE.

THE WARRANTIES PROVIDED BY THIS LETTER AGREEMENT 1 WILL NOT BE EXTENDED, ALTERED OR VARIED EXCEPT BY A WRITTEN INSTRUMENT SIGNED BY THE SELLER AND THE BUYER. IN THE EVENT THAT ANY PROVISION OF THIS PARAGRAPH 12.9 SHOULD FOR ANY REASON BE HELD UNLAWFUL, OR OTHERWISE UNENFORCEABLE, THE REMAINDER OF THIS PARAGRAPH 12.9 WILL REMAIN IN FULL FORCE AND EFFECT.

FOR THE PURPOSE OF THIS PARAGRAPH 12.9.8, “SELLER” WILL BE UNDERSTOOD TO INCLUDE THE SELLER, ITS AFFILIATES AND ASSOCIATED CONTRACTORS.

UNQUOTE

12.9.9	DUPLICATE REMEDIES

The remedies provided to the Buyer under Paragraph 12 as to any part thereof are mutually exclusive and not cumulative. The Buyer will be entitled to the remedy that provides the maximum benefit to it, as the Buyer may elect, pursuant to the terms and conditions of this Paragraph 12 for any such particular defect for which remedies are provided under this Paragraph 12; provided, however, that the Buyer will not be entitled to elect a remedy under one part of this Paragraph 12 that constitutes a duplication of any remedy elected by it under any other part hereof for the same defect. The Buyer’s rights and remedies herein for the nonperformance of any obligations or liabilities of the Seller arising under these warranties will be in monetary damages limited to the amount the Buyer expends in procuring a correction or replacement for any covered part subject to a defect or nonperformance covered by this Paragraph 12 and the Buyer will not have any right to require specific performance by the Seller.

In consideration of the assignment and subrogation by the Seller under this Paragraph 12 in favor of the Buyer in respect of the Seller’s rights against and obligations to the Manufacturer under the provisions quoted above, the Buyer hereby accepts such assignment and subrogation and agrees to be bound by all of the terms, conditions and limitations therein contained.

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12.10	NEGOTIATED AGREEMENT

The Buyer and Seller agree that this Paragraph 12 has been the subject of discussion and negotiation and is fully understood by the parties, and that the price of the Aircraft and the other mutual agreements of the parties set forth in the Agreement were arrived at in consideration of, inter alia, the Exclusivity of Warranties and General Limitations of Liability provisions and Duplicate Remedies provisions set forth in Paragraph 12.

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APPENDIX “A” TO PARAGRAPH 12

SELLER PARTS LEASING LIST

(Leased Parts)

AILERONS

AUXILIARY POWER UNIT (APU) DOORS

CARGO DOORS

PASSENGER DOORS

ELEVATORS

FLAPS

LANDING GEAR DOORS

RUDDER

TAIL CONE

WING SLATS

SPOILERS

AIRBRAKES

WING TIPS

Spirit Airlines – A320 Family Aircraft	LA1-31

13.	TERMINATION

Any termination under Paragraph 10, 11 or 21 of the Agreement or under the Letter Agreements thereto will discharge all obligations and liabilities of the parties hereunder with respect to such undelivered Material, Leased Parts, services, data or other items to be purchased or leased hereunder that are applicable to those Aircraft as to which the Agreement has been terminated. Termination under this Paragraph 13 notwithstanding new and unused Material in excess of the Buyer’s requirements due to such Aircraft cancellation will be repurchased by the Seller as provided in Paragraph 10.2 of this Letter Agreement 1.

14.	ASSIGNMENT

Notwithstanding any other provision of this Letter Agreement 1 or of the Agreement, this Letter Agreement 1 and the rights and obligations of the Buyer hereunder will not be assigned or transferred in any manner without the prior written consent of the Seller, and any attempted assignment or transfer in contravention of the provisions of this Paragraph 14 will be void and of no force or effect.

15.	COUNTERPARTS

This Letter Agreement 1 may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute one and the same instrument.

Spirit Airlines – A320 Family Aircraft	LA1-32

If the foregoing correctly sets forth our understanding, please execute the original and one (1) copy hereof in the space provided below and return a copy to the Seller.

Very truly yours,

AVSA, S.A.R.L.

By:	/s/ illegible

Its:

Accepted and Agreed

SPIRIT AIRLINES, INC.

By:	/s/ illegible

Its:

Spirit Airlines – A320 Family Aircraft	LA1-33

LETTER AGREEMENT NO. 2

As of May     , 2004

Spirit Airlines, Inc.

2800 Executive Way

Miramar, Florida 33025

Re: PREDELIVERY PAYMENTS

Ladies and Gentlemen,

SPIRIT AIRLINES, INC. (the “Buyer”), and AVSA, S.A.R.L. (the “Seller”), have entered into an Airbus A320 Family Purchase Agreement dated as of even date herewith (the “Agreement”), which covers, among other things, the sale by the Seller and the purchase by the Buyer of certain Aircraft, under the terms and conditions set forth in said Agreement. The Buyer and the Seller have agreed to set forth in this Letter Agreement No. 2 (“Letter Agreement 2”) certain additional terms and conditions regarding the sale of the Aircraft. Capitalized terms used herein and not otherwise defined in this Letter Agreement 2 will have the meanings assigned thereto in the Agreement. The terms “herein,” “hereof” and “hereunder” and words of similar import refer to this Letter Agreement 2.

Both parties agree that this Letter Agreement 2 will constitute an integral, nonseverable part of said Agreement, that the provisions of said Agreement are hereby incorporated herein by reference, and that this Letter Agreement 2 will be governed by the provisions of said Agreement, except that if the Agreement and this Letter Agreement 2 have specific provisions which are inconsistent, the specific provisions contained in this Letter Agreement 2 will govern. Spirit Airlines

Spirit Airlines – A320 Family	LA2-1

1.	Paragraphs 5.2.1 and 5.2.2 of the Agreement are deleted in their entirety and replaced with the following language between “QUOTE” and “UNQUOTE”:

QUOTE

5.2.1	Predelivery payments will be paid by the Buyer to the Seller for each Aircraft. Predelivery payments are nonrefundable (although amounts equal to Predelivery Payments may be paid to the Buyer under Clause 10.4, 11.3 and 21.2.2 of this Agreement). The aggregate Predelivery Payment amount is ***** of the Predelivery Payment Reference Price defined below in Clause 5.2.2.

5.2.2	The Predelivery Payment Reference Prices

5.2.2.1	The Predelivery Payment Reference Price ***** is equal to the Base Price of the Aircraft as defined in Clause 3 of the Agreement.

5.2.2.2	The Predelivery Payment Reference Price for the Option Aircraft and the Rolling Option Aircraft converted to Firm Aircraft is defined as:

*****

UNQUOTE

***** Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

Spirit Airlines – A320 Family	LA2-2

2.	Clause 5.2.3 of the Agreement is deleted in its entirety and replaced with the following language between “QUOTE” and “UNQUOTE”:

QUOTE

5.2.3	Predelivery Payments will be paid according to the following schedule.

Payment Date	Percentage of Predelivery Payment Reference Price

*****	*****

All Predelivery Payments that are due prior to signature of this Agreement will be paid at signature of this Agreement.

*****	Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

Spirit Airlines – A320 Family	LA2-3

All Predelivery Payments that are due prior to Option Aircraft or Rolling Option Aircraft exercise date will be paid upon Option Aircraft exercise or Rolling Option exercise.

UNQUOTE

3.	Clause 5.2.4 below contained between the words “QUOTE” and “UNQUOTE” is added:

QUOTE

5.2.4	*****

UNQUOTE

4.	Clause 5.2.4 of the Agreement is renumbered Clause 5.2.5.

5.	Clause 5.2.5 of the Agreement is renumbered Clause 5.2.6.

6.	Clause 5.4 of the Agreement is deleted in its entirety and replaced with the following language between the words “QUOTE” and “UNQUOTE”:

QUOTE

*****	Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

Spirit Airlines – A320 Family	LA2-4

5.4	Payment of Balance of the Final Contract Price

*****

UNQUOTE

7.	ASSIGNMENT

Notwithstanding any other provision of this Letter Agreement 2 or of the Agreement, this Letter Agreement 2 and the rights and obligations of the Buyer hereunder will not be assigned or transferred in any manner without the prior written consent of the Seller, and any attempted assignment or transfer in contravention of the provisions of this Paragraph 7 will be void and of no force or effect.

8.	COUNTERPARTS

This Letter Agreement 2 may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute one and the same instrument.

*****	Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

Spirit Airlines – A320 Family	LA2-5

If the foregoing correctly sets forth our understanding, please execute the original and one (1) copy hereof in the space provided below and return a copy to the Seller.

Very truly yours,

AVSA, S.A.R.L.

By:	/s/ illegible

Its:

Accepted and Agreed

SPIRIT AIRLINES, INC.

By:	/s/ illegible

Its:

Spirit Airlines – A320 Family	LA2-6

LETTER AGREEMENT NO. 3

As of May     , 2004

Spirit Airlines, Inc.

2800 Executive Way

Miramar, Florida 33025

Re: COMMERCIAL INCENTIVES

Ladies and Gentlemen,

SPIRIT AIRLINES, INC. (the “Buyer”), and A VSA, S.A.R.L. (the “Seller”), have entered into an Airbus A320 Family Purchase Agreement as of even date herewith (“Agreement”), which covers, among other things, the sale by the Seller and the purchase by the Buyer of certain Aircraft, under the terms and conditions set forth in said Agreement. The Buyer and the Seller have agreed to set forth in this Letter Agreement No.3 (the “Letter Agreement 3”) certain additional terms and conditions regarding the sale of the Aircraft. Capitalized terms used herein and not otherwise defined in this Letter Agreement 3 will have the meanings assigned thereto in the Agreement. The terms “herein,” “hereof” and “hereunder” and words of similar import refer to this Letter Agreement 3.

Both parties agree that this Letter Agreement 3 will constitute an integral, nonseverable part of said Agreement, that the provisions of said Agreement are hereby incorporated herein by reference, and that this Letter Agreement 3 will be governed by the provisions of said Agreement, except that if the Agreement and this Letter Agreement 3 have specific provisions which are inconsistent, the specific provisions contained in this Letter Agreement 3 will govern.

Spirit Airlines – A320 Family Aircraft	LA3-1

1.	Credit Memorandum

1.1	Applicability of Credit Memoranda

1.1.1	All credit memoranda described in this Paragraph 1 are based on January 2003 delivery conditions and are subject to price revision to the date of Delivery of the applicable Aircraft in accordance with the Seller Price Revision Formula annexed to the Agreement in Exhibit G.

1.1.2	*****

1.2	Credit Memorandum

The Seller will provide the Buyer with credit memoranda described in Paragraphs (i) through (viii):

*****

2.	Special Credit Memorandum

2.1	*****

2.1.1	*****

2.1.2	*****

2.1.3	*****

2.1.4	*****

2.2	A321 Credit Memorandum

2.2.1	*****

2.2.2	*****

2.2.3	*****

3.	A320 Operations Credit Memorandum

3.1	*****

3.1.2	*****

3.1.3	*****

*****	Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

Spirit Airlines – A320 Family Aircraft	LA3-2

4.	Support Credit Memorandum

4.1	*****

4.1.2	*****

4.1.3	*****

5.	Assignment

Notwithstanding any other provision of this Letter Agreement 3 or of the Agreement, this Letter Agreement 3 and the rights and obligations of the Buyer hereunder will not be assigned or transferred in any manner without the prior written consent of the Seller, and any attempted assignment or transfer in contravention of the provisions of this Paragraph 5 will be void and of no force or effect.

6.	Counterparts

This Letter Agreement 3 may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute one and the same instrument.

*****	Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

Spirit Airlines – A320 Family Aircraft	LA3-3

If the foregoing correctly sets forth our understanding, please execute the original and one (1) copy hereof in the space provided below and return a copy to the Seller.

Very truly yours,

AVSA, S.A.R.L.

By:	/s/ illegible

Its:

Agreed and Accepted

SPIRIT AIRLINES, INC.

By:	/s/ illegible

Its:

Spirit Airlines – A320 Family Aircraft	LA3-4

LETTER AGREEMENT NO. 4

As of May     , 2004

Spirit Airlines, Inc.

2800 Executive Way

Miramar, Florida 33025

Re: FLEXIBILITY

Dear Ladies and Gentlemen,

SPIRIT AIRLINES, INC. (the “Buyer”), and AVSA, S.A.R.L. (the “Seller”), have entered into an Airbus A320 Family Purchase Agreement dated as of even date herewith (the “Agreement”), which covers, among other things, the sale by the Seller and the purchase by the Buyer of certain Aircraft, under the terms and conditions set forth in said Agreement. The Buyer and the Seller have agreed to set forth in this Letter Agreement No.4 (the “Letter Agreement”) certain additional terms and conditions regarding the sale of the Aircraft. Capitalized terms used herein and not otherwise defined in this Letter Agreement will have the meanings assigned thereto in the Agreement. The terms “herein,” “hereof” and “hereunder” and words of similar import refer to this Letter Agreement.

Both parties agree that this Letter Agreement will constitute an integral, nonseverable part of said Agreement, that the provisions of said Agreement are hereby incorporated herein by reference, and that this Letter Agreement will be governed by the provisions of said Agreement, except that if the Agreement and this Letter Agreement have specific provisions which are inconsistent, the specific provisions contained in this Letter Agreement will govern.

Spirit Airlines – A319/A320/A321 Purchase Agreement	LA4-1

1.	OPTION AIRCRAFT

1.1	Option Exercise

1.1.1	The Seller grants the Buyer the right to purchases up to ***** A319 Aircraft (the “Option Aircraft”) for delivery in the following delivery quarters:

1.1.2	Delivery	# of Option Aircraft	Delivery	# of Option Aircraft

	*****	*****	*****	*****

1.1.3	The foregoing delivery quarters are provisional and will remain subject to prior sale and the Seller’s and the Manufacturer’s commercial and industrial constraints until the relevant Option Aircraft is converted into a firm order for an A319 Aircraft.

1.1.4	*****

1.1.5	*****

1.1.6	*****

1.1.7	*****

1.1.8	*****

1.1.9	*****

1.2	Base Price

The Base Price of the Option Aircraft will be the same as for the Firm A319 Aircraft, the terms and conditions of which are set forth in Clause 3 of the Agreement. All Airframe prices will be subject to revision until Delivery of the relevant Aircraft in accordance with the Seller Price Revision Formula and all Propulsion System prices are subject to revision until Delivery of the relevant Aircraft in accordance with the Propulsion Systems Price Revision Formula in Exhibit H to the Agreement. In addition, the provisions of Paragraph 3 to Letter Agreement No. 9 of the Agreement shall be applicable in so far as such provisions are applicable to A319 Aircraft. Credits applicable to Option Aircraft are set forth in Paragraph 4 of this Letter Agreement 4.

1.3	Training Support

For each Option Aircraft converted into a firm order, the Seller shall provide the Buyer with the following training support:

(i)	*****

(ii)	*****

*****	Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

Spirit Airlines – A319/A320/A321 Purchase Agreement	LA4-2

2.	*****

2.1	*****

2.2	*****

3.	CONVERSION AIRCRAFT

3.1	The Seller grants the Buyer the one-time right, per A319 Aircraft, to convert any A319 Aircraft into an A320 Aircraft (the “Conversion A320 Aircraft”) or an A321Aircraft (the “Conversion A321 Aircraft”) (collectively the “Conversion Aircraft”), provided that the Buyer notifies the Seller in writing at least ***** in advance of the Scheduled Delivery Month of the initially ordered A319 Aircraft contemplated for conversion. Once exercised, the conversion is irrevocable. The scheduled delivery month in respect to Conversion Aircraft shall be as close as possible to the initially ordered A319 Aircraft, subject to the Seller’s and the Manufacturer’s then prevailing industrial and commercial constraints and other dispositions. The Base Prices of any Conversion Aircraft will be pursuant to Clause 3 of the Agreement as applicable to the A320 Aircraft and/or the A321 Aircraft. In addition, the provisions of Paragraph 3 to Letter Agreement No. 9 of the Agreement shall be applicable in so far as such provisions are applicable to the Conversion Aircraft. All Airframe prices will be subject to revision until Delivery of the relevant Aircraft in accordance with the Seller’s Price Revision Formula and all Propulsion System prices are subject to revision until Delivery of the relevant Aircraft in accordance with the Propulsion Systems Price Revision Formula in Exhibit H to the Agreement.

3.2	Upon conversion right exercise, the Buyer will pay to the Seller the incremental Predelivery Payments resulting from the difference in Predelivery Payment Reference

*****	Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

Spirit Airlines – A319/A320/A321 Purchase Agreement	LA4-3

Price of the A319 Aircraft and the Conversion A320 Aircraft and/or the Conversion A321 Aircraft, as applicable plus any other then due Predelivery Payments pursuant to Clause 5 in respect of the relevant Conversion Aircraft. The conversion shall only be effective upon receipt by the Seller of such Predelivery Payments.

3.3	*****

4.	CREDIT MEMORANDA WITH RESPECT TO OPTION AIRCRAFT AND CONVERSION AIRCRAFT

4.1	*****

4.2	*****

4.3	*****

*****	Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

Spirit Airlines – A319/A320/A321 Purchase Agreement	LA4-5

4.4	*****

5.	ASSIGNMENT

Notwithstanding any other provision of this Letter Agreement or of the Agreement, this Letter Agreement and the rights and obligations of the Buyer hereunder will not be assigned or transferred in any manner without the prior written consent of the Seller, and any attempted assignment or transfer in contravention of the provisions of this Paragraph 5 will be void and of no force or effect.

6.	COUNTERPARTS

This Letter Agreement 3 may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute one and the same instrument

*****	Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

Spirit Airlines – A319/A320/A321 Purchase Agreement	LA4-6

If the foregoing correctly sets forth our understanding, please execute the original and one (1) copy hereof in the space provided below and return a copy to the Seller.

Very truly yours,

AVSA, S.A.R.L.

By:	/s/ illegible

Its:

Accepted and Agreed

SPIRIT AIRLINES, INC.

By:	/s/ illegible

Its:

Spirit Airlines – A319/A320/A321 Purchase Agreement	LA4-7

LETTER AGREEMENT NO. 5

As of May     , 2004

Spirit Airlines, Inc.

2800 Executive Way

Miramar, Florida 33025

Re: PRODUCT SUPPORT

Dear Ladies and Gentlemen,

SPIRIT AIRLINES, INC. (the “Buyer”), and AVSA, S.A.R.L. (the “Seller”), have entered into an Airbus A320 Family Purchase Agreement dated as of even date herewith (the “Agreement”), which covers, among other things, the sale by the Seller and the purchase by the Buyer of certain Aircraft, under the terms and conditions set forth in said Agreement. The Buyer and the Seller have agreed to set forth in this Letter Agreement No. 5 (“Letter Agreement 5”) certain additional terms and conditions regarding the sale of the Aircraft. Capitalized terms used herein and not otherwise defined in this Letter Agreement 5 will have the meanings assigned thereto in the Agreement. The terms “herein,” “hereof” and “hereunder” and words of similar import refer to this Letter Agreement 5.

Both parties agree that this Letter Agreement 5 will constitute an integral, nonseverable part of said Agreement, that the provisions of said Agreement are hereby incorporated herein by reference, and that this Letter Agreement 5 will be governed by the provisions of said Agreement, except that if the Agreement and this Letter Agreement 5 have specific provisions which are inconsistent, the specific provisions contained in this Letter Agreement 5 will govern.

Spirit Airlines – A320 Family

1.	Clause 14.5 of the Agreement is deleted in it is entirety and replaced with the following language between the words “QUOTE” and “UNQUOTE”:

QUOTE

14.5	Revision Service

Unless otherwise specifically stated, revision service will be offered *****. Thereafter, revision service will be provided in accordance with the terms and conditions found in the then current Airbus North America Customer Services Catalog.

UNQUOTE

2.	Clause 14.8 of the Agreement is deleted in its entirety and replaced with the following language between the words “QUOTE” and “UNQUOTE”:

QUOTE

14.8	Technical Data Familiarization

*****

UNQUOTE

3.	Aircraft Maintenance Analysis Tool – AIRMAN

3.1	*****

*****	Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

Spirit Airlines – A320 Family

3.2	*****

3.3	*****

4.	Less Paper Cockpit (LPC) Package

4.1	*****

4.2	*****

4.3	*****

5.	Maintenance Planning Data Support

5.1	*****

5.2	*****

*****	Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

Spirit Airlines – A320 Family

6.	Paragraph 1.1 of Appendix A to Clause 16 of the Agreement is deleted in its entirety and replaced with the following language between the words “QUOTE” and “UNQUOTE”:

QUOTE

1.1	Flight Crew Training.

*****

UNQUOTE

7.	*****

8.	*****

9.	Significant Warranty Claims

*****

10.	Leased Aircraft Warranty

*****

11.	ASSIGNMENT

Notwithstanding any other provision of this Letter Agreement 5 or of the Agreement, this Letter Agreement 5 and the rights and obligations of the Buyer hereunder will not be assigned or transferred in any manner without the prior written consent of the Seller, and any attempted assignment or transfer in contravention of the provisions of this Paragraph 5 will be void and of no force or effect.

12.	COUNTERPARTS

This Letter Agreement 5 may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute one and the same instrument.

*****	Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

Spirit Airlines – A320 Family

If the foregoing correctly sets forth our understanding, please execute the original and one (1) copy hereof in the space provided below and return a copy to the Seller.

Very truly yours,

AVSA, S.A.R.L.

By:	/s/ illegible

Its:

Accepted and Agreed

SPIRIT AIRLINES, INC.

By:	/s/ illegible

Its:

Spirit Airlines – A320 Family

LETTER AGREEMENT NO. 6

As of May     , 2004

Spirit Airlines, Inc.

2800 Executive Way

Miramar, Florida 33025

Re: A319/A320/A321 PERFORMANCE GUARANTEES

Ladies and Gentlemen,

Spirit Airlines, Inc. (the “Buyer”), and AVSA, S.A.R.L. (the “Seller”), have entered into an Airbus A320 Family Purchase Agreement, dated as of even date herewith (the “Agreement”), which covers, among other things, the sale by the Seller and the purchase by the Buyer of certain Aircraft, under the terms and conditions set forth in said Agreement. The Buyer and the Seller have agreed to set forth in this Letter Agreement No. 6 (“Letter Agreement 6”) certain additional terms and conditions regarding the sale of the Aircraft. Capitalized terms used herein and not otherwise defined in this Letter Agreement 6 will have the meanings assigned thereto in the Agreement. The terms “herein”, “hereof” and “hereunder” and words of similar import refer to this Letter Agreement 6.

Both parties agree that this Letter Agreement 6 will constitute an integral, nonseverable part of said Agreement, that the provisions of said Agreement are hereby incorporated herein by reference, and that this Letter Agreement 6 will be governed by the provisions of said Agreement, except that if the Agreement and this Letter Agreement 6 have specific provisions that are inconsistent, the specific provisions contained in this Letter Agreement 6 will govern.

The Seller, in its capacity as “the Buyer” under its arrangement with the Manufacturer, has negotiated and obtained the performance guarantees reproduced between the words QUOTE and UNQUOTE from the Manufacturer, in its capacity as “the Seller” with respect to the Aircraft, and which are subject to the terms, conditions, limitations and restrictions all as hereinafter set out. The Seller hereby assigns to the Buyer and the Buyer hereby accepts, all of the rights and obligations of the Seller in its capacity as “the Buyer” as aforesaid under the said performance guarantees and the Seller subrogates the Buyer into all such rights and obligations in respect of the Aircraft. The Seller hereby warrants to the Buyer that it has all the requisite authority to make the foregoing assignment and effect the foregoing subrogation to and in favour of the Buyer and that it will not enter into any amendment of the provisions so assigned without the prior written consent of the Buyer. Capitalized terms utilized in the following

Spirit Airlines – A320 Family	LA6-1

quoted provisions and not otherwise defined herein will have the meanings assigned thereto in the Agreement except that the term “the Seller” refers to the Manufacturer and the term “the Buyer” refers to the Seller.

QUOTE

1	AIRCRAFT CONFIGURATION

The guarantees defined below (the “Guarantees”) are applicable to the A3l9 Aircraft A320 Aircraft and theA32I Aircraft as described in the Standard Specifications and as amended by the Specification Change Notices (SCN’s) defined below without taking into account any further changes thereto as provided in the Agreement (the “Specification” for the purposes of this Letter Agreement 6).

1.1	A319-100 With International Aero Engines (IAE) V2524-A5 engines

*****

1.2	A320-200 with International Aero Engines (IAE) V2527-A5 engines

*****

1.3	A320-200 with International Aero Engines (IAE) V2533-A5 engines

*****

2	GUARANTEED PERFORMANCE

2.1	*****

2.2	*****

2.3	*****

*****	Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

Spirit Airlines – A320 Family	LA6-2

2.4	*****

2.4.1	*****

2.4.2	*****

2.4.3	*****

3	MANUFACTURER’S WEIGHT EMPTY

*****

3.1	*****

3.2	*****

3.3	*****

4	GUARANTEE CONDITIONS

4.1	*****

4.2	*****

*****	Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

Spirit Airlines – A320 Family	LA6-3

4.2.1	*****

4.3	*****

4.4	*****

4.5	*****

5	GUARANTEE COMPLIANCE

5.1	*****

5.2	*****

5.3	*****

5.4	*****

5.5	*****

*****	Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

Spirit Airlines – A320 Family	LA6-4

5.6	*****

5.7	*****

6	ADJUSTMENT OF GUARANTEES

6.1	*****

6.2	*****

7	EXCLUSIVE GUARANTEES

*****

8	UNDERTAKING REMEDIES

*****

9	ASSIGNMENT

Notwithstanding any other provisions of this Letter Agreement 6 or of the Agreement, this Letter Agreement 6 and the rights and obligations of the Buyer hereunder will not be assigned or transferred in any manner without prior written consent of the Seller and any attempted assignment or transfer in contravention of the provisions of this sentence will be void and of no force and effect.

10	COUNTERPARTS

This Letter Agreement 6 may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute one and the same instrument.

*****	Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

Spirit Airlines – A320 Family	LA6-5

If the foregoing correctly sets forth our understanding, please execute the original and one (1) copy hereof in the space provided below and return a copy to the Seller.

Very truly yours,

AVSA, S.A.R.L.

By:	/s/ illegible

Title:

Accepted and Agreed

Spirit Airlines, Inc.

By:	/s/ illegible

Title:

Spirit Airlines – A320 Family	LA6-6

LETTER AGREEMENT NO. 7

As of May     , 2004

Spirit Airlines, Inc.

2800 Executive Way

Miramar, Florida 33025

Re: DISPATCH RELIABILITY GUARANTEE

Dear Ladies and Gentlemen,

Spirit Airlines, Inc. (the “Buyer”), and AVSA, S.A.R.L. (the “Seller”), have entered into an Airbus A320 Family Purchase Agreement dated as of even date herewith (the “Agreement”), which covers, among other things, the sale by the Seller and the purchase by the Buyer of certain Aircraft, under the terms and conditions set forth in said Agreement. The Buyer and the Seller have agreed to set forth in this Letter Agreement No. 7 (“Letter Agreement 7”) certain additional terms and conditions regarding the sale of the Aircraft. Capitalized terms used herein and not otherwise defined in this Letter Agreement 7 will have the meanings assigned thereto in the Agreement. The terms “herein,” “hereof” and “hereunder” and words of similar import refer to this Letter Agreement 7.

Both parties agree that this Letter Agreement 7 will constitute an integral, nonseverable part of said Agreement, that the provisions of said Agreement are hereby incorporated herein by reference, and that this Letter Agreement 7 will be governed by the provisions of said Agreement, except that if the Agreement and this Letter Agreement 7 have specific provisions which are inconsistent, the specific provisions contained in this Letter Agreement 7 will govern.

The Seller represents and warrants that the Manufacturer has provided to the Seller reliability guarantees with respect to the Aircraft, which guarantees are reproduced below between the words QUOTE and UNQUOTE and which are subject to the terms, conditions, limitations and restrictions all as hereinafter set out, and that such guarantees are in full force and effect and have not been amended. The Seller hereby assigns to the Buyer and the Buyer hereby accepts all of the Seller’s rights and obligations as the “Buyer” under the said reliability guarantees and the Seller subrogates the Buyer to all such rights and obligations in respect of the Aircraft covered thereby (which, for the purposes of this Letter Agreement 7 only, will be deemed to include Leased Aircraft within the meaning of Letter Agreement 8 to the Agreement). The Seller hereby warrants to the Buyer that (i) it has all the requisite authority to make the

Spirit Airlines – A320 Family	LA7-1

foregoing assignment to and effect the foregoing subrogation in favor of the Buyer, (ii) such assignment and subrogation are effective to confer on the Buyer all of the foregoing rights and obligations of the Seller, and (iii) the Seller will not enter into any amendment of the provisions so assigned or subrogated without the prior written consent of the Buyer.

QUOTE

1.	*****

1.1	*****

2.	DEFINITIONS

2.1	*****

*****	Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

Spirit Airlines – A320 Family	LA7-2

2.2	*****

2.3	*****

2.4	*****

2.5	*****

*****	Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

Spirit Airlines – A320 Family	LA7-.3

2.6	*****

2.7	*****

*****	Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

Spirit Airlines – A320 Family	LA7-4

2.8	*****

3.	GUARANTEE

3.1	*****

3.2	*****

4.	BUYER’S AND SELLER’S OBLIGATION

4.1	*****

4.2	*****

5.	ADJUSTMENT

*****

6.	ACHIEVED DISPATCH RELIABILITY REVIEW MEETINGS

*****

*****	Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

Spirit Airlines – A320 Family	LA7-5

7.	LIABILITY LIMITATION

*****

8.	APPLICABILITY OF AGREEMENT

*****

UNQUOTE

In consideration of the assignment and subrogation by the Seller under this Letter Agreement 7 in favor of the Buyer in respect of the Seller’s rights against and obligations to the Manufacturer under the provisions quoted above, the Buyer hereby accepts such assignment and subrogation and agrees to be bound by all of the terms, conditions and limitations therein contained. The Buyer and Seller recognize and agree that all the provisions of Clause 12 of the Agreement, including without limitation the Exclusivity of Warranties and General Limitations of Liability and Duplicate Remedies provisions therein contained, will apply to the foregoing performance guarantees.

9.	ASSIGNMENT

Notwithstanding any other provision of this Letter Agreement 7 or of the Agreement, this Letter Agreement 7 and the rights and obligations of the Buyer hereunder will not be assigned or transferred in any manner without the prior written consent of the Seller, and any attempted assignment or transfer in contravention of the provisions of this Paragraph 9 will be void and of no force or effect.

10.	COUNTERPARTS

This Letter Agreement 7 may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute one and the same instrument.

*****	Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

Spirit Airlines – A320 Family	LA7-6

If the foregoing correctly sets forth our understanding, please execute the original and one (1) copy hereof in the space provided below and return a copy to the Seller.

Very truly yours,

AVSA, S.A.R.L.

By:	/s/ illegible

Its:

Accepted and Agreed

SPIRIT AIRLINES, INC.

By:	/s/ illegible

Its:

Spirit Airlines – A320 Family	LA7-7

LETTER AGREEMENT NO. 8

As of May     , 2004

Spirit Airlines, Inc.

2800 Executive Way

Miramar, Florida 33025

Re: LEASED AIRCRAFT

Dear Ladies and Gentlemen,

SPIRIT AIRLINES, INC. (the “Buyer”), and AVSA, S.A.R.L. (the “Seller”), have entered into an Airbus A320 Family Purchase Agreement dated as of even date herewith (the “Agreement”), which covers, among other things, the sale by the Seller and the purchase by the Buyer of certain Aircraft, under the terms and conditions set forth in said Agreement. The Buyer and the Seller have agreed to set forth in this Letter Agreement No.8 (“Letter Agreement 8”) certain additional terms and conditions regarding the sale of the Aircraft. Capitalized terms used herein and not otherwise defined in this Letter Agreement 8 will have the meanings assigned thereto in the Agreement. The terms “herein,” “hereof” and “hereunder” and words of similar import refer to this Letter Agreement 8.

Both parties agree that this Letter Agreement 8 will constitute an integral, nonseverable part of said Agreement, that the provisions of said Agreement are hereby incorporated herein by reference, and that this Letter Agreement 8 will be governed by the provisions of said Agreement, except that if the Agreement and this Letter Agreement 8 have specific provisions which are inconsistent, the specific provisions contained in this Letter Agreement 8 will govern.

Spirit Airlines – A320 Family	LA8-1

1	Leased Aircraft

1.1	*****

1.2	*****

2	Training and Field Service Support

2.1	*****

2.2	*****

2.3	*****

*****	Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

Spirit Airlines – A320 Family	LA8-2

3	Assignment

Notwithstanding any other provision of this Letter Agreement 8 or of the Agreement, this Letter Agreement 8 and the rights and obligations of the Buyer hereunder will not be assigned or transferred in any manner without the prior written consent of the Seller, and any attempted assignment or transfer in contravention of the provisions of this Paragraph 5 will be void and of no force or effect.

4	Counterparts

This Letter Agreement 8 may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute one and the same instrument.

Spirit Airlines – A320 Family	LA8-3

If the foregoing correctly sets forth our understanding, please execute the original and one (1) copy hereof in the space provided below and return a copy to the Seller.

Very truly yours,

AVSA, S.A.R.L.

By:	/s/ illegible

Its:

Accepted and Agreed

SPIRIT AIRLINES, INC.

By:	/s/ illegible

Its:

Spirit Airlines – A320 Family	LA8-4

LETTER AGREEMENT NO. 9

As of May     , 2004

Spirit Airlines, Inc.

2800 Executive Way

Miramar, Florida 33025

Re: CUSTOMIZATION AND RETROFITS

Dear Ladies and Gentlemen,

Spirit Airlines, Inc. (the “Buyer”), and AVSA, S.A.R.L. (the “Seller”), have entered into an Airbus A320 Family Purchase Agreement dated as of even date herewith (the “Agreement”), which covers, among other things, the sale by the Seller and the purchase by the Buyer of certain Aircraft, under the terms and conditions set forth in said Agreement. The Buyer and the Seller have agreed to set forth in this Letter Agreement No.9 (“Letter Agreement 9”) certain additional terms and conditions regarding the sale of the Aircraft. Capitalized terms used herein and not otherwise defined in this Letter Agreement 9 will have the meanings assigned thereto in the Agreement. The terms “herein,” “hereof” and “hereunder” and words of similar import refer to this Letter Agreement 9.

Both parties agree that this Letter Agreement 9 will constitute an integral, nonseverable part of said Agreement, that the provisions of said Agreement are hereby incorporated herein by reference, and that this Letter Agreement 9 will be governed by the provisions of said Agreement, except that if the Agreement and this Letter Agreement 9 have specific provisions which are inconsistent, the specific provisions contained in this Letter Agreement 9 will govern.

Spirit Airlines – A320 Family	LA9-1

1.	Additional Customization Concessions

1.1	Overhead Stowage

1.1.1	*****

1.2	Decompression Panels

1.2.1	*****

*****	Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

Spirit Airlines – A320 Family	LA9-2

1.3	Enhanced Protection

1.3.1	*****

1.4	*****

2.	Take-Off Weight Upgrade on Second-hand Aircraft

2.1	*****

2.2	*****

3.	Retrofit Modifications

*****

*****	Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

Spirit Airlines – A320 Family	LA9-3

4.	Post-Delivery Lavatory Modifications

*****

*****	Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

Spirit Airlines – A320 Family	LA9-4

5.	Assignment

Notwithstanding any other provision of this Letter Agreement 9 or of the Agreement, this Letter Agreement 9 and the rights and obligations of the Buyer hereunder will not be assigned or transferred in any manner without the prior written consent of the Seller, and any attempted assignment or transfer in contravention of the provisions of this Paragraph 5 will be void and of no force or effect.

6.	Counterparts

This Letter Agreement 9 may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute one and the same instrument.

Spirit Airlines – A320 Family	LA9-5

If the foregoing correctly sets forth our understanding, please execute the original and one (1) copy hereof in the space provided below and return a copy to the Seller.

Very truly yours,

AVSA, S.A.R.L.

By:	/s/ illegible

Its:

Accepted and Agreed

Spirit Airlines, Inc.

By:	/s/ illegible

Its:

Spirit Airlines – A320 Family	LA9-6

LETTER AGREEMENT NO. 10

As of May     , 2004

Spirit Airlines, Inc.

2800 Executive Way

Miramar, Florida 33025

Re: SIDELETTER AGREEMENT

Ladies and Gentlemen,

Spirit Airlines, Inc. (the “Buyer”), and AVSA, S.A.R.L. (the “Seller”), have entered into an Airbus A320 Family Purchase Agreement dated as of even date herewith (the “Agreement”), which covers, among other things, the sale by the Seller and the purchase by the Buyer of certain Aircraft, under the terms and conditions set forth in said Agreement. The Buyer and the Seller have agreed to set forth in this Letter Agreement No. 10 (“Letter Agreement”) certain additional terms and conditions regarding the sale of the Aircraft. Capitalized terms used herein and not otherwise defined in this Letter Agreement 10 will have the meanings assigned thereto in the Agreement. The terms “herein,” “hereof” and “hereunder” and words of similar import refer to this Letter Agreement.

Both parties agree that this Letter Agreement 10 will constitute an integral, nonseverable part of said Agreement, that the provisions of said Agreement are hereby incorporated herein by reference, and that this will be governed by the provisions of said Agreement, except that if the Agreement and this Letter Agreement 10 have specific provisions which are inconsistent, the specific provisions contained in this will govern.

Spirit Airlines – A320 Family	LA10-1

1.	*****

1.1	*****

1.2	*****

2.	*****

2.1	*****

2.2	*****

3.	Assignment

Notwithstanding any other provision of this Letter Agreement 10 or of the Agreement, this Letter Agreement 10 and the rights and obligations of the Buyer hereunder will not be assigned or transferred in any manner without the prior written consent of the Seller, and any attempted assignment or transfer in contravention of the provisions of this Paragraph 5 will be void and of no force or effect.

4.	Counterparts

This Letter Agreement 10 may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute one and the same instrument.

*****	Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

Spirit Airlines – A320 Family	LA10-2

If the foregoing correctly sets forth our understanding, please execute the original and one (1) copy hereof in the space provided below and return a copy to the Seller.

Very truly yours,

AVSA, S.A.R.L.

By:	/s/ illegible

Its:

Accepted and Agreed

Spirit Airlines, Inc.

By:	/s/ illegible

Its:

Spirit Airlines – A320 Family	LA10-3

LETTER AGREEMENT NO. 11

As of May     , 2004

Spirit Airlines, Inc.

2800 Executive Way

Miramar, Florida 33025

Re: MISCELLANEOUS

Dear Ladies and Gentlemen,

SPIRIT AIRLINES, INC. (the “Buyer”), and AVSA, S.A.R.L. (the “Seller”), have entered into an Airbus A320 Family Purchase Agreement dated as of even date herewith (the “Agreement”), which covers, among other things, the sale by the Seller and the purchase by the Buyer of certain Aircraft, under the terms and conditions set forth in said Agreement. The Buyer and the Seller have agreed to set forth in this Letter Agreement No. 11 (“Letter Agreement 11”) certain additional terms and conditions regarding the sale of the Aircraft. Capitalized terms used herein and not otherwise defined in this Letter Agreement 11 will have the meanings assigned thereto in the Agreement. The terms “herein,” “hereof” and “hereunder” and words of similar import refer to this Letter Agreement 11.

Both parties agree that this Letter Agreement 11 will constitute an integral, nonseverable part of said Agreement, that the provisions of said Agreement are hereby incorporated herein by reference, and that this Letter Agreement 11 will be governed by the provisions of said Agreement, except that if the Agreement and this Letter Agreement 11 have specific provisions which are inconsistent, the specific provisions contained in this Letter Agreement 11 will govern.

Spirit Airlines – A320 Family Aircraft	LA11-1

1.	Clause 5.8 of the Agreement is deleted in its entirety and replaced with the following language between words “QUOTE” and “UNQUOTE”.

QUOTE

5.8	*****

*****

UNQUOTE

2.	Clauses 7 of the Agreement is deleted in its entirety and replaced with the following language between words “QUOTE” and “UNQUOTE”.

QUOTE

*****	Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

Spirit Airlines – A320 Family Aircraft	LA11-2

7 -	CERTIFICATION

Except as set forth in this Clause 7, the Seller will not be required to obtain any certificate or approval with respect to the Aircraft.

7.1	Type Certification

The Aircraft have been type certificated under EASA procedures for joint certification in the transport category. The Seller will obtain or cause to be obtained an FAA type certificate (the “Type Certificate”) to allow the issuance of the Export Certificate of Airworthiness.

7.2	Export Certificate of Airworthiness

Subject to the provisions of Clause 7.3, each Aircraft will be delivered to the Buyer with an Export Certificate of Airworthiness issued by the DGAC, or the LBA, as applicable, and in a condition enabling the Buyer (or an eligible person under then applicable law) to obtain immediately and without repair, maintenance or modification at the time of Delivery a Standard Airworthiness Certificate issued pursuant to Part 21 of the US Federal Aviation Regulations. ***** However, the Seller will have no obligation, whether before, at or after Delivery of any Aircraft, to make any alterations (including all related costs) to such Aircraft to enable such Aircraft to meet FAA or U.S. Department of Transportation requirements for specific operation on the Buyer’s routes, except as may be provided for in this Agreement.

If the FAA requires a modification to comply with additional aircraft import requirements and/or supply of additional data before the issuance of the Export Certificate of Airworthiness, the parties hereto will sign an SCN for such modification which, the Seller will incorporate as specified in such modification and/or the Seller will provide such data, in either case, at costs to be borne by the Buyer.

7.3	Specification Changes Before Delivery

7.3.1	If, any time before the date on which the Aircraft is Ready for Delivery, any law, rule or regulation is enacted, promulgated, becomes effective and/or an interpretation of any law, rule or regulation is issued by the EASA that requires any change to the Specification for the purposes of obtaining the Export Certificate of Airworthiness (a “Change in Law”), the Seller will make the required modification and the parties hereto will sign an SCN.

*****	Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

Spirit Airlines – A320 Family Aircraft	LA11-3

7.3.2	The Seller will as far as practicable, but at its sole discretion, take into account the information available to it concerning any proposed law, rule or regulation or interpretation that could become a Change in Law, in order to minimize the costs of changes to the Specification as a result of such proposed law, regulation or interpretation becoming effective.

7.3.3	*****

7.3.4	Notwithstanding the provisions of Clauses 7.3.3, if a Change in Law relates to an item of BFE or to the Propulsion Systems (and, in particular, to engine accessories, quick engine change units or thrust reversers) the costs will be borne in accordance with such arrangements as may be made separately between the Buyer and the manufacturer of the BFE or the Propulsion Systems, as applicable, and the Seller will have no obligation with respect thereto.

7.3.5	*****

*****	Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

Spirit Airlines – A320 Family Aircraft	LA11-4

7.4	Specification Changes After Delivery

Nothing in Clause 7.3 will require the Seller to make any changes or modifications to, or to make any payments or take any other action with respect to, any Aircraft that is Ready for Delivery before the compliance date of any law or regulation referred to in Clause 7.3. Any such changes or modifications made to an Aircraft after it is Ready for Delivery will be at the Buyer’s expense.

UNQUOTE

3.	Clause 8.4 of the Agreement is renumbered to Clause 8.5.

4.	Clause 8.5 of the Agreement is renumbered to Clause 8.6.

5.	Clause 8.4, below, is added to the Agreement:

“8.4	***** ”

*****	Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

Spirit Airlines – A320 Family Aircraft	LA11-5

6.	Clause 8.5 of the Agreement is deleted in its entirety and replaced with the following language between words “QUOTE” and “UNQUOTE”.

QUOTE

8.5	Finality of Acceptance.

The Buyer’s signature of the Certificate of Acceptance for the Aircraft will constitute waiver by the Buyer of any right it may have under the Uniform Commercial Code as adopted by the State of New York or otherwise to revoke acceptance of the Aircraft for any reason, whether known or unknown to the Buyer at the time of acceptance.

*****

UNQUOTE

7.	Clause 9.1.2 of the Agreement is deleted in its entirety and replaced with the following language between words “QUOTE” and “UNQUOTE”.

QUOTE

9.1.2	Delivery Notices

9.1.2.1	*****

9.1.2.2	*****

9.1.2.3	*****

*****	Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

Spirit Airlines – A320 Family Aircraft	LA11-6

9.1.2.4	*****

UNQUOTE

8.	Clause 10 of the Agreement is deleted in its entirety and replaced with the following language between the words “QUOTE” and “UNQUOTE.”

QUOTE

10 -	EXCUSABLE DELAY AND TOTAL LOSS

10.1	Scope of Excusable Delay

Neither the Seller, the Manufacturer, the Associated Contractors, nor any Affiliate of any of the foregoing, will be responsible for or be deemed to be in default on account of delays in delivery of or failure to deliver an Aircraft or otherwise in the performance of this Agreement or any part hereof due to causes reasonably beyond the Seller’s, the Manufacturer’s or any Associated Contractor’s control or not occasioned by the Seller’s, the Manufacturer’s or any Associated Contractor’s fault or negligence (“Excusable Delay”), including, but not limited to: (i) acts of God or the public enemy, natural disasters, fires, floods, storms beyond ordinary strength, explosions or earthquakes; epidemics or quarantine restrictions; serious accidents; total or constructive total loss; any law, decision, regulation, directive or other act (whether or not having the force of law but if not having the force of law, with which similar entities generally comply) of any government or of the Council of the European Community or the Commission of the European Community or of any national, Federal, State, municipal or other governmental department, commission, board, bureau, agency, court or instrumentality, domestic or foreign; governmental priorities, regulations or orders affecting allocation of materials, facilities or a completed Aircraft; war, civil war or warlike operations, terrorism, insurrection or riots; failure of transportation; strikes or labor troubles causing cessation, slow down or interruption of work; delay in obtaining any airworthiness or type certification; inability after due and timely diligence to procure materials, accessories, equipment or parts; *****.

*****	Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

Spirit Airlines – A320 Family Aircraft	LA11-7

10.2	Consequences of Excusable Delay

10.2.1	If an Excusable Delay occurs the Seller will

(i)	notify the Buyer of such Excusable Delay as soon as practicable after becoming aware of the same;

(ii)	not be deemed to be in default in the performance of its obligations hereunder as a result of such Excusable Delay;

(iii)	not be responsible for any damages arising from or in connection with such Excusable Delay suffered or incurred by the Buyer;

(iv)	as soon as practicable after the removal of the cause of the delay resume performance of its obligations under this Agreement and in particular will notify the Buyer of the revised Scheduled Delivery Month (the “Revised Scheduled Delivery Month”).

10.3	Termination on Excusable Delay

10.3.1	*****

10.3.2	*****

10.3.3	*****

*****	Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

Spirit Airlines – A320 Family Aircraft	LA11-8

10.3.4	*****

10.4	Total Loss, Destruction or Damage

If, prior to Delivery, any Aircraft is lost, destroyed or in the reasonable opinion of the Seller is damaged beyond economic repair (“Total Loss”), the Seller will notify the Buyer to this effect as soon as practicable but in no event more than ***** after such occurrence. The Seller will include in said notification (or as soon after the issue of the notice as such information becomes available to the Seller) the earliest date consistent with the Seller’s other commitments and production capabilities that an aircraft to replace the Aircraft may be delivered to the Buyer and the Scheduled Delivery Month will be extended as specified in the Seller’s notice to accommodate the delivery of the replacement aircraft; provided, however, that if the Scheduled Delivery Month is extended to a month that is more than ***** after the last day of the original Scheduled Delivery Month ***** :

(i)	the Buyer notifies the Seller within one (1) month of the date of receipt of the Seller’s notice that it desires the Seller to provide a replacement aircraft during the month quoted in the Seller’s notice; and

(ii)	the parties execute an amendment to this Agreement recording the variation in the Scheduled Delivery Month.

Nothing herein will require the Seller to manufacture and deliver a replacement aircraft if such manufacture would require the reactivation of its production line for the model or series of aircraft which includes the Aircraft.

*****	Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

Spirit Airlines – A320 Family Aircraft	LA11-9

*****

10.5	Excusable Delay Escalation

*****

10.6	REMEDIES

*****

UNQUOTE

9.	Clause 11 of the Agreement is deleted in its entirety and replaced with the following language between the words “QUOTE” and “UNQUOTE.”

QUOTE

*****	Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

Spirit Airlines – A320 Family Aircraft	LA11-10

11 -	EXCUSABLE DELAY

11.1.1	Liquidated Damages in the case of an Inexcusable Delay

Should an Aircraft not be Ready for Delivery within ***** , then such delay will be termed an “Inexcusable Delay.” In the event of an Inexcusable Delay, the Buyer will have the right to claim, and the Seller will pay the Buyer liquidated damages of ***** .

*****

11.1.2	Liquidated Damages with Short Term Notice Inexcusable Delay

*****

*****	Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

Spirit Airlines – A320 Family Aircraft	LA11-11

11.1.3	The Buyer shall submit a written claim for liquidated damages to the Seller not later than one thirty (30) days after the last day of the Scheduled Delivery Month (as such month may be changed pursuant to Clauses 2, 7 or 10).

11.2	Renegotiation

If, as a result of an Inexcusable Delay, Delivery does not occur within ***** after the last day of the Scheduled Delivery Month, the Buyer will have the right, exercisable by written notice to the Seller given between ***** after such ***** to require form the Seller a renegotiation of the Scheduled Delivery Month for the affected Aircraft. Unless otherwise agreed between the Seller and the Buyer during such renegotiation, said renegotiation will not prejudice the Buyer’s right to receive liquidated damages in accordance with Clause 11.1.

11.3	Termination

*****

*****	Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

Spirit Airlines – A320 Family Aircraft	LA11-12

11.4	Setoff Payments

Notwithstanding anything to the contrary contained herein, before being required to make any payments under Clauses 11.1 or 11.3 above, the Seller will have the right to apply any and all sums previously paid by the Buyer to the Seller with respect to a terminated Aircraft to the payment of any other amounts due and owing from the Buyer to the Seller or any Affiliate thereof under any agreement between them.

11.5	Price Revision

*****

11.6	REMEDIES

THIS CLAUSE 11 SETS FORTH THE SOLE AND EXCLUSIVE REMEDY OF THE BUYER FOR DELAYS IN DELIVERY OR FAILURE TO DELIVER, OTHER THAN SUCH DELAYS AS ARE COVERED BY CLAUSE 10, AND THE BUYER HEREBY WAIVES ALL RIGHTS TO WHICH IT WOULD OTHERWISE BE ENTITLED IN RESPECT THEREOF, INCLUDING WITHOUT LIMITATION ANY RIGHTS TO INCIDENTAL AND CONSEQUENTIAL DAMAGES OR SPECIFIC PERFORMANCE.

UNQUOTE

10.	Clause 16.5.3 of the Agreement is deleted in its entirety and replaced with the following language between the words “QUOTE” and “UNQUOTE.”

QUOTE

16.5.3	Upon the Buyer’s request, the Seller may be consulted to direct the above mentioned trainee(s) through a relevant entry level training program, which will be at the Buyer’s charge, and, if necessary, to coordinate with competent outside organizations for this purpose. Such consultation will be held during the Training Conference.

If the Seller should determine that a trainee lacks the required entry level, such trainee will, following consultation with the Buyer, be withdrawn from the program.

*****	Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

Spirit Airlines – A320 Family Aircraft	LA11-13

*****

UNQUOTE

11.	Clause 18 of the Agreement is deleted in its entirety and replaced with the following language between the words “QUOTE” and “UNQUOTE.”

QUOTE

18 -	BUYER FURNISHED EQUIPMENT

18.1	Administration

18.1.1	Without additional charge and in accordance with the Specification, the Seller will cause the Manufacturer to provide for the installation of the Buyer Furnished Equipment (“BFE”), provided that the BFE is referred to in the Airbus BFE Catalog of Approved Suppliers by Products valid at the time the BFE is ordered.

The Seller will cause the Manufacturer to advise the Buyer of the dates by and location to which, in the planned release of engineering for the Aircraft, the Seller requires a written detailed engineering definition. This description will include the definition of the dimensions and weight of BFE, the information related to its certification and information necessary for the installation and operation thereof. The Buyer will furnish such detailed description and information by the dates specified. Thereafter, no information, dimensions or weights will be revised unless authorized by an SCN.

The Seller will also provide the Buyer in due time with a schedule of dates and shipping addresses for delivery of BFE and (when requested by the Seller) additional spare BFE in order to permit installation of the BFE in the Aircraft and delivery of the Aircraft in accordance with the delivery schedule. The Buyer will provide the BFE by such dates in a serviceable condition, to allow performance of any assembly, test, or acceptance process in accordance with the industrial schedule.

The Buyer will also provide, when requested by the Manufacturer, at Airbus France S.A.S. works and/or at Airbus Deutschland Gmbh works, as applicable and needed, adequate field service, including support from BFE suppliers to act in A technical advisory capacity to the Seller in the installation, calibration and possible repair of any BFE.

*****	Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

Spirit Airlines – A320 Family Aircraft	LA11-14

18.1.2	The BFE will be imported into France or into Germany by the Buyer under a suspensive customs system (“Régime de l’entrepôt industriel pour fabrication coordonnée” or “Zollverschluss”) without application of any French or German tax or customs duty, and will be Delivered Duty Unpaid (DDU) (as defined in Incoterms 2000:ICC Official Rules for the Interpretation of Trade Terms, published by the International Chamber of Commerce), to

AIRBUS FRANCE S.A.S.

316 Route de Bayonne

31300

Toulouse FRANCE

or

AIRBUS DEUTSCHLAND GMBH

Division Hamburger Flugzeugbau

Kreetslag 10

21129 HAMBURG

FEDERAL REPUBLIC OF GERMANY

18.1.3	*****

18.2	Requirements

The Buyer is responsible for assuring and warranting, at its expense, that BFE will (i) be manufactured by a qualified supplier and in accordance with the provisions of Clause 18.1 .1. above, (ii) meet the requirements of the applicable Specification, (iii) comply with applicable requirements incorporated by reference to the Type Certificate and listed in the Type Certificate Data Sheet, and (iv) be

*****	Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

Spirit Airlines – A320 Family Aircraft	LA11-15

approved by the applicable Aviation Authority delivering the Export Certificate of Airworthiness and by the Buyer’s Aviation Authority for installation and use on the Aircraft at the time of Delivery of such Aircraft. The Seller will be entitled to refuse any item of BFE that it considers incompatible with the Specification, the engineering definition mentioned above in Clause 18.1.1 or the certification requirements.

18.3	Buyer’s Obligation and Seller’s Remedies

18.3.1	Any delay or failure in

(i)	furnishing the BFE in serviceable condition at the requested delivery date,

(ii)	complying with Clause 18.2 or in providing the descriptive information or service representatives required by Clause 18.1.1, or

(iii)	obtaining any required approval for such equipment under the Aviation Authorities’ regulations

*****

18.3.2	*****

*****	Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

Spirit Airlines – A320 Family Aircraft	LA11-16

18.4	Title and Risk of Loss

Title to and risk of loss of BFE will at all times remain with the Buyer, except that risk of loss (limited to cost of replacement of said BFE and excluding in particular loss of use) will be with the Seller for as long as the BFE is in the care, custody and control of the Seller.

18.5	Disposition of BFE Following Termination

18.5.1	*****

18.5.2	*****

18.5.3	*****

*****	Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

Spirit Airlines – A320 Family Aircraft	LA11-17

18.5.4	*****

18.5.5	*****

UNQUOTE

12.	Clause 20 of the Agreement is deleted in its entirety and replaced with the following language between the words “QUOTE” and “UNQUOTE.”

QUOTE

20 -	ASSIGNMENTS AND TRANSFERS

20.1	Successors and Assigns

Subject to the provisions of this Clause 20, this Agreement will inure to the benefit of and be binding upon the successors and assigns of the parties hereto. This Agreement may not be assigned in whole or in part by either party without the prior written consent of the other, except as specifically provided herein.

20.2	Assignments and Transfers by the Seller

20.2.1	Seller Designations

The Seller may at any time, with notice to the Buyer, designate the Manufacturer, ANACS, any Associated Contractor or any Affiliate of the Seller, or any particular facilities or particular personnel of each, to be responsible for, and/or to provide the goods and services to be provided or performed under this Agreement. No such designation will release the Seller from any of its obligations hereunder.

*****	Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

Spirit Airlines – A320 Family Aircraft	LA11-18

20.2.2	Seller Designations

*****

20.2.3	Transfer of Rights and Obligations upon Reorganization

If at any time the date upon which all the obligations and liabilities of the Seller under this Agreement have been discharged, the legal structure, the membership or the business of the Seller is reorganized or the legal form of the Seller is changed and as a consequence thereof the Seller wishes the Buyer to accept the substitution of the Seller by another entity within the restructured Airbus group (or the Seller in its new legal form) (“Newco”) as contemplated below, the Seller will promptly notify the Buyer of its wish.

In such event, the Seller may request the Buyer to enter into a novation agreement and/or other agreement having the same effect whereby the Seller’s rights and obligations under this Agreement are novated or transferred in favor of Newco. Upon receipt of such request, the Buyer will enter into a novation agreement and/or other appropriate agreement, provided that the Buyer’s rights and obligations under this Agreement are not adversely affected by such novation and/or other agreement.

Until any such novation agreement/other appropriate documentation has come into effect, this Agreement will remain in full force and effect, and each party will act diligently and in good faith to implement the novation agreement and/or other appropriate documentation as soon as practicable after Newco has come into existence.

20.3	Assignments by the Buyer

20.3.1	Assignment on Sale, Merger or Consolidation

*****

*****	Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

Spirit Airlines – A320 Family Aircraft	LA11-19

20.3.2	Assignment to Affiliate

*****

*****	Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

Spirit Airlines – A320 Family Aircraft	LA11-20

20.3.3	*****

20.3.4	*****

UNQUOTE

13.	Clause 21 of the Agreement is deleted in its entirety and replaced with the following language between words “QUOTE” and “UNQUOTE”.

QUOTE

*****	Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

Spirit Airlines – A320 Family Aircraft	LA11-21

21 -	TERMINATION FOR CERTAIN EVENTS

21.1	Buyer Termination Events

21.1.1	Each of the following will constitute a “Buyer Termination Event” under this Agreement and immediately upon the occurrence of a Buyer Termination Event, the Buyer will notify the Seller of such occurrence in writing as provided in Clause 22.2 hereof, provided, however, that any failure by the Buyer to notify the Seller will not prejudice the Seller’s rights hereunder:

(1)	The Buyer commences any case, proceeding or other court action with respect to the Buyer in any jurisdiction relating to bankruptcy, insolvency, reorganization, relief from creditors, arrangement, winding-up, liquidation, dissolution or other relief with respect to its debts (a “Buyer Insolvency Proceeding”) or any other party commences a Buyer Insolvency Proceeding against the Buyer and such Insolvency Proceeding remains unstayed, undismissed or undischarged for ninety (90) days.

(2)	An action is commenced seeking the appointment of a receiver, trustee, custodian or other similar official for the Buyer for all or substantially all of its assets, and such action remains un stayed, undismissed or undischarged for ninety (90) days, or the Buyer makes a general assignment for the benefit of its creditors.

(3)	An action is commenced against the Buyer seeking issuance of a warrant of attachment, execution, distraint or similar process against all or any substantial part of its assets, and such action remains unstayed, undismissed or undischarged for ninety (90) days.

(4)	The Buyer becomes insolvent or fails generally to pay its debts as they become due.

(5)	*****

(6)	*****

(7)	*****

*****	Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

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(8)	*****

21.1.2	If a Buyer Termination Event occurs, the Buyer will be in material breach of this Agreement, and the Seller will have the right to resort to any remedy under applicable law, and may, without limitation, by written notice to the Buyer, immediately:

*****

*****	Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

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21.1.3	Actual or liquidated damages shall be payable by Buyer promptly, and in any event within ten (10) days of the date of written notice and demand therefor from Seller, such demand to set forth in reasonable detail the calculation of such actual or liquidated damages and shall identify the Termination Event upon which the Seller is relying. The parties agree that the remedy of liquidated damages is not to be denied to the Seller due to the inability of Seller to deliver a notice and demand for payment thereof due to the operation of law following a bankruptcy or other Termination Event under Clause 21.1(1) - (4). The parties further agree that in circumstances where a Termination Event has occurred and the Seller does not cancel this Agreement as to any or all Aircraft, but instead seeks to recover its actual damages resulting therefrom, the amount of actual damages payable by the Buyer shall not exceed the amount of liquidated damages that could have been claimed by Seller pursuant to Clause 21.2 (2) had the Seller elected to claim, as a result of such Termination Event, liquidated damages pursuant to Clause 21.2(2).

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21.1.4	The parties to this Agreement are commercially sophisticated parties represented by competent counsel. The parties expressly agree and declare that damages for material breach of this Agreement by the Buyer resulting in a Termination of this Agreement as to any or all Aircraft have been liquidated at amounts which are reasonable in light of the anticipated or actual harm caused by the Buyer’s breach, the difficulties of proof of loss and the nonfeasibility of otherwise obtaining an adequate remedy. It is understood and agreed by the parties that the amount of liquidated damages set forth herein is the total amount of monetary damages, no more and no less, to which the Seller will be entitled for and with respect to any Aircraft as recovery for material breach of this Agreement by Buyer resulting in a Termination by the Seller of this Agreement as to such Aircraft.

21.1.5	The terms “Affected Aircraft”, “Applicable Date and “Escalated Price” are defined as follows:

(i)	“Affected Aircraft” - (a) any or all Aircraft with respect to which the Seller has cancelled or terminated this Agreement pursuant to Clause 21.1.2(1)(iv).

(ii)	“Applicable Date” - for any Affected Aircraft the date of the Termination Event which the Seller specifies in its notice and demand for payment of liquidated damages delivered under Clause 21.1(3).

(iii)	“Escalated Price” - the sum of (i) the Base Price of the Airframe (set forth in Clause 3.1.1 hereof), (ii) the Base Price of SCNs and MSCNs entered into after the date of this Agreement, and (iii) the reference Price of the Propulsion systems, all as escalated to the Applicable Date in accordance with the provisions of Clause 4 of this Agreement.

21.2	*****

21.2.1	*****

*****	Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

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21.2.2	*****

*****	Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

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21.3	If at any time prior to Scheduled Delivery Date of an Aircraft, the Seller has reasonable grounds for insecurity as to the ability of the Buyer to perform its obligation to take Delivery of such Aircraft, then the Seller will send the Buyer a written demand for adequate assurance of performance. If adequate assurance reasonably acceptable to the Seller is not received within thirty (30) days following the date of such written demand, then the Seller will have the right to either (a) exercise the remedies provided under Section 2-609 of the Uniform Commercial Code or (b) exercise any of its remedies under Clause 21.1.2 of this Agreement.

21.4	*****

*****	Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

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UNQUOTE

14.	ASSIGNMENT

Notwithstanding any other provision of this Letter Agreement 11 or of the Agreement, this Letter Agreement 11 and the rights and obligations of the Buyer hereunder will not be assigned or transferred in any manner without the prior written consent of the Seller, and any attempted assignment or transfer in contravention of the provisions of this Paragraph 5 will be void and of no force or effect.

15.	COUNTERPARTS

This Letter Agreement 11 may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute one and the same instrument.

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If the foregoing correctly sets forth our understanding, please execute the original and one (1) copy hereof in the space provided below and return a copy to the Seller.

Very truly yours,

AVSA, S.A.R.L.

By:	/s/ illegible

Its:

Accepted and Agreed

SPIRIT AIRLINES, INC.

By:	/s/ illegible

Its:

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